       ITT Hartford Life Insurance Companies
                      Separate
                      Accounts
                        and
                    Mutual Funds

                   --------------
                   ANNUAL REPORT
                 DECEMBER 31, 1995

                                                 -------------------------------
                                                     [LOGO]

 TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  ----
Letter to Contractholders.......................................................     1
Performance Summary of Hartford Mutual Funds....................................     2
Investment Review...............................................................     3

HARTFORD LIFE INSURANCE COMPANIES SEPARATE ACCOUNT FINANCIAL STATEMENTS AND
  FOOTNOTES
  Hartford Life Insurance Company DC Variable Account-I.........................    12
  Hartford Life Insurance Company Separate Account One..........................    20
  Hartford Life Insurance Company Separate Account Two..........................    28
  Hartford Life Insurance Company Separate Account Variable Life One............    46
  Hartford Life Insurance Company Separate Account Five.........................    54
  ITT Hartford Life & Annuity Insurance Company Separate Account One............    62
  ITT Hartford Life & Annuity Insurance Company Separate Account Five...........    70

HARTFORD MUTUAL FUNDS
  Statements of Net Assets as of December 31, 1995:
    Hartford Bond Fund, Inc.....................................................    78
    Hartford Stock Fund, Inc....................................................    80
    HVA Money Market Fund, Inc..................................................    82
    Hartford Advisers Fund, Inc.................................................    83
    Hartford U.S. Government Money Market Fund, Inc.............................    86
    Hartford Capital Appreciation Fund, Inc.....................................    87
    Hartford Mortgage Securities Fund, Inc......................................    90
    Hartford Index Fund, Inc....................................................    92
    Hartford International Opportunities Fund, Inc..............................    97
    Hartford Dividend and Growth Fund, Inc......................................   100
    Hartford International Advisers Fund, Inc...................................   102
  Statements of Operations for the Year Ended December 31, 1995:
    Hartford Mutual Funds.......................................................   106
  Statements of Changes in Net Assets for the Years Ended December 31, 1995 and
   December 31, 1994:
    Hartford Mutual Funds.......................................................   108
  Notes to Financial Statements:
    Hartford Mutual Funds.......................................................   112

Hartford Mutual Funds Financial Highlights......................................   118

Calvert Responsibly Invested Balanced Portfolio Financial Statements and
  Footnotes.....................................................................   121

 Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the Separate Accounts.

 This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

 LETTER TO CONTRACTHOLDERS

 Dear Contractholders,

 The economy provided the ideal background for the financial markets in 1995. Despite some early fears about overheating, the rate of economic growth was cut in half during the year, relieving inflation pressures and opening the door for the Federal Reserve to reverse course and reduce short-term interest rates. By year-end, interest rates were back near their 1993 lows and the financial markets had experienced one of the best years in decades. Bonds, as measured by The Lehman Government/Corporate Bond Index, had their best year since 1985. The major stock market indexes made a series of new highs during the year, as the Dow Jones Industrial Average had its best year since 1975, and the S&P 500 had its best year since 1958.

 With the so called "soft landing" accomplished in 1995, the question is how much longer the current expansion can be sustained. Although the rate of growth appears to have fallen back again in the fourth quarter after rebounding in the third, the slowing was partly the result of temporary factors that are expected to fade as 1996 progresses. In the meantime, the Federal Reserve has demonstrated its willingness to act whenever growth appears to be weakening. The Board lowered short-term interest rates for the third time since last July on January 31 when it reduced both its Federal Funds rate and the Discount rate by 25 basis points.

 Until there is evidence to the contrary, that indicates that the expansion can be sustained and the current consensus calls for continued moderate economic growth and low inflation in 1996--with growth coming in a bit below the average early in the year and a bit above later on. Over the near term, if the forecast is wrong it is likely to be because growth is weaker than expected as high debt levels coupled with tepid job growth and income gains lead to more severe cuts than currently anticipated in consumer spending. Further out, the risk appears to shift to more rapid growth than forecast.

 Given the outlook, the markets appeared to be reasonably valued at year-end. Although we do not expect that both stocks and bonds can replicate their 1995 rates of return in 1996, we believe the long-term outlook is positive. Over the short term, we see a risk that the markets may temporarily over discount good news. Bonds could correct if the economic growth or inflation statistics prove stronger than expected. Stocks could be vulnerable to earnings disappointments.

          Lowndes A. Smith                         Joseph H. Gareau
              CHAIRMAN                                PRESIDENT

                                                                          [LOGO]

 PERFORMANCE SUMMARY OF HARTFORD MUTUAL FUNDS

FUNDS
                                                          TOTAL RETURNS FOR THE YEARS ENDED
                          1995    1994    1993    1992    1991      1990     1989    1988      1987     1986    1985    1984

Stock................... 34.10%  (1.89)% 14.34%  10.04%   24.58%   (3.87)%  26.02%   19.00%    5.41%   12.33%  31.49%   0.57%
Bond.................... 18.49   (3.95)  10.24    5.53    16.43     8.39    12.10     7.60    (0.01)   12.19   20.62   13.21
HVA Money Market........  5.74    3.95    2.94    3.63     6.01     8.09     9.10     7.40     6.49     6.77    8.53   10.73
U.S. Government Money
 Market.................  5.52    3.67    2.68    3.22     5.61     7.52     8.43     6.92     5.75     6.29    8.07   10.24
Advisers................ 28.34   (2.74)  12.25    8.30    20.33     1.26    21.72    14.24     6.08    12.70   26.85    7.39
Capital Appreciation.... 30.25    2.50   20.80   16.98    53.99   (10.90)   24.11    26.37    (4.31)    9.03   36.18   10.90
Mortgage Securities..... 16.17   (1.61)   6.31    4.64    14.71     9.70    13.13     8.38     2.64    11.13   20.61    --
Index................... 36.55    0.94    9.12    6.82    29.53    (3.99)   30.47    16.35   (12.91)    --      --      --
International
 Opportunities.......... 13.93   (1.94)  33.73   (4.43)   13.00   (11.76)    --       --       --       --      --      --
Dividend and Growth..... 36.37    1.96    --      --       --       --       --       --       --       --      --      --
International
 Advisers............... 15.84    --      --      --       --       --       --       --       --       --      --      --
MARKET INDEXES

Standard & Poor's 500
 Stock Index............ 37.52%   1.31%  10.06%   7.61%   30.39%   (3.11)%  31.62%   16.60%    5.49%   18.66%  31.70%   6.26%
Shearson Lehman
 Gov't/Corp. Bond
 Index.................. 19.24   (3.51)  11.03    7.58    16.13     8.28    14.24     7.58     2.29    15.62   21.30   15.02
90-Day Treasury Bills...  5.80    4.14    3.12    3.70     5.90     7.95     8.67     6.56     5.97     6.41    7.97   10.27
EAFEGDP................. 11.16    7.81   33.56   (9.65)   10.73     --       --       --       --       --      --      --


 The   inception  dates   of  the  Funds   are  as  follows:   Stock  and  Bond
 Securities--August 31, 1977, HVA Money Market--June 30, 1980, U.S. Government Money Market and Advisers--March 31, 1983, Capital Appreciation--April 2, 1984, Mortgage Securities--January 1, 1985, Index--May 1, 1987, International
 Opportunities--July  2,  1990,  Dividend   and  Growth--March  8,  1994,   and
 International Advisers--March 1, 1995.

 The performance figures for mutual funds do not include insurance charges that are included in the unit values of individual plans.

 Total return consists of any change in the market price of securities owned by the various mutual funds, as well as income from dividends or interest. Calculations assume reinvestment of income. Performance figures represent past results and are not a guarantee of future performance. An investor's unit, when redeemed, may be worth more or less than original cost. Results do not take into account personal income taxes and capital gains where applicable. Market indices are included as a broad measure of market performance, and no direct comparison with funds is intended.

 INVESTMENT REVIEW - HARTFORD BOND FUND, INC.
 DECEMBER 31, 1995

 For the year ended December 31, 1995, the Hartford Bond Fund returned 18.5% (net of mutual fund expenses) versus 19.2% for its benchmark index, the Lehman Government/ Corporate Bond Index.

 We managed the Fund conservatively during the period emphasizing quality. Throughout the quarter we maintained a well diversified corporate position comprised of various sectors and issuers within the investment grade corporate market. Our corporate holdings outperformed duration equivalent treasuries although relative to the benchmark index, return was slightly lower due to our preference for high quality and shorter maturities. Performance benefited from our short duration collateralized mortgage obligation (CMO) position which also outperformed duration equivalent treasuries and by our reduction in mortgage pass-throughs which were sold in favor of corporate issues and treasuries. Relative performance was hindered slightly by our conservative duration position during the early part of the bond market rally.

 Late in the period, we lengthened duration to match that of the market. We also
 began  purchasing  additional  corporates   as  spreads  widened  relative   to

 treasuries. We will continue to emphasize quality in the portfolio.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              HARTFORD BOND FUND, INC.                  BOND        LGC
1/1/86                                                  $10,000    $10,000
1986 $11,219                                            $11,562
1987                                                    $11,218    $11,827
1988                                                    $12,070    $12,723
1989                                                    $13,531    $14,535
1990                                                    $14,666    $15,739
1991                                                    $17,076    $18,277
1992                                                    $18,020    $19,663
1993                                                    $19,865    $21,831
1994                                                    $19,081    $21,065
1995                                                    $22,609    $25,118
Value on 12/31/95:
Bond $22,609
LGC $25,118
$10,000 Initial Investment Made 01/01/86
Average Annual Total Returns Bond                           LGC
1 Year                                                   18.49%     19.24%
5 Year                                                    9.06%      9.80%
10 Year                                                   8.51%      9.65%
Past performance is not predictive of future
performance.
Performance is net of mutual fund expenses and does
not
reflect charges and expenses of the insurance
contract.

 INVESTMENT REVIEW - HARTFORD STOCK FUND, INC.
 DECEMBER 31, 1995

 For the twelve months ending December 31, 1995, the Hartford Stock Fund returned 34.1% (net of mutual fund expenses). The Fund underperformed its benchmark as the S&P 500 Index returned 37.5%.

 1995 was a remarkable year for the U.S. equity market. However, beneath the glossy gains on the surface, 1995 was a difficult year for equity managers as many of the strongest groups during the first half of the year turned very weak during the second half in response to a slowing economy and unsustainable valuations. The most consistent positive performance throughout the year was provided by stocks in the health care and finance sectors; stocks in the consumer discretionary sector, including auto and retail and the materials sector such as steel, were consistently poor performers for most of the year.

 In 1995 the Fund lagged the S&P 500 Index for two primary reasons. The Fund's cash position, which averaged about 5%, was a drag in the ebullient market environment. In addition, our premature exit from some hot technology names like INTEL and CISCO contributed to the Fund's performance relative to the market. However, many of the Fund's top ten holdings performed quite well. MCDONALD'S, PHILIP MORRIS and KIMBERLY CLARK were all up over 50%. We reduced the Fund's cyclicality during the summer and increased its stable growth holdings at the right time. The Fund began the year overweighted in health care and remained that way throughout.

 As we look ahead, we believe 1996 will be a less ebullient year with much of the action taking place outside the U.S. as emerging markets, Europe and Japan recover from a difficult year in 1995. With that in mind, we have taken a modest position, about 2.5%, in non-U.S. securities and we continue to look for ways to participate in non-U.S. markets in high quality, liquid situations. In sum, we expect that 1996 won't be as good as 1995 in terms of absolute investment returns, but we expect that it should provide positive returns.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          HARTFORD STOCK FUND, INC. STOCK              S&P 500
1/1/86                                                  $10,000    $10,000
1986                                                    $11,233    $11,866
1987                                                    $11,841    $12,491
1988                                                    $14,090    $14,565
1989                                                    $17,757    $19,170
1990                                                    $17,070    $18,574
1991                                                    $21,265    $24,219
1992                                                    $23,400    $26,062
1993                                                    $26,756    $28,684
1994                                                    $26,250    $29,059
1995                                                    $35,202    $39,963
Value on 12/31/95:
Stock $35,202
S&P 500 $39,963
$10,000 Initial Investment Made 01/01/86
Average Annual Total Returns Stock                      S&P 500
1 Year                                                   34.10%     37.52%
5 Year                                                   15.59%     16.56%
10 Year                                                  13.42%     14.86%
Past performance is not predictive of future
performance.
Performance is net of mutual fund expenses and does
not
reflect charges and expenses of the insurance
contract.

 INVESTMENT REVIEW - HARTFORD ADVISERS FUND, INC.
 DECEMBER 31, 1995

 For the twelve months ending December 31, 1995, the Hartford Advisers Fund returned 28.3% (net of mutual fund expenses). The Fund outperformed its Composite benchmark, which returned 27.5%. The Composite Index is a combination of three indices with the following weightings: 55% S&P 500 Index, 35% Lehman Brothers Government/ Corporate Bond Index (LGC), and 10% 90-day Treasury Bill Index.

 In 1995, the obsession with overly rapid economic growth, accelerating inflation, and an ever tighter Federal Reserve monetary policy which tormented the fixed income market during 1994 gave way to an environment of moderate and slowing economic growth, decelerating inflation, and the prospect of an easier Federal Reserve monetary policy. As the year ended, the market's psychology continued to be one characterized by a benign outlook for the economy and inflation, one which favors both low inflation and further cuts in short-term interest rates.

 As of December 31, 1995, the fixed income portfolio's allocation to government bonds was nearly equal to that of the Lehman Government/Corporate Bond Index (76% of assets). With regard to fixed income sector performance in 1995, the Fund's underweighting in corporate bonds and overweighting in mortgage-backed securities relative to its benchmark marginally held performance back.

 Equities now represent 61% of the Portfolio's assets. We remain comfortable with this equity commitment and intend to maintain the level as we enter 1996. We continue to believe that corporate earnings will rise and that equity valuations are fair. With interest rates at the lower end of our expected range, we find fixed income somewhat less attractive, another reason to favor equities.

 (Please  refer to the Investment Review for the  Stock Fund for a review of the

 Advisers Fund's equity component and a review of the overall equity market.)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       HARTFORD ADVISERS FUND, INC. ADVISERS           S&P 500      LGC
1/1/86                                                  $10,000    $10,000    $10,000
1986                                                    $11,270    $11,866    $11,562
1987                                                    $11,955    $12,491    $11,827
1988                                                    $13,658    $14,565    $12,723
1989                                                    $16,624    $19,170    $14,535
1990                                                    $16,834    $18,574    $15,739
1991                                                    $20,256    $24,219    $18,277
1992                                                    $21,937    $26,062    $19,663
1993                                                    $24,624    $28,684    $21,831
1994                                                    $23,950    $29,059    $21,065
1995                                                    $30,737    $39,963    $25,118
Value on 12/31/95:
Advisers $30,737
S&P 500 $39,963
LGC $25,118
$10,000 Initial Investment Made 01/01/86
Average Annual Total Returns Advisers S&P 500 LGC
1 Year                                                   28.34%     37.52%     19.24%
5 Year                                                   12.80%     16.56%      9.80%
10 Year                                                  11.85%     14.86%      9.65%
Past performance is not predictive of future
performance.
Performance is net of mutual fund expenses and does
not
reflect charges and expenses of the insurance
contract.

 INVESTMENT REVIEW - HARTFORD CAPITAL APPRECIATION FUND, INC.
 DECEMBER 31, 1995

 For the twelve months ending December 31, 1995, the Hartford Capital Appreciation Fund returned 30.3% (net of mutual fund expenses). The Fund lagged the 40%/60% Composite of the S&P 500 and the Russell 2500 Indices which returned 34.1%.

 The market environment  during 1995 was  a relatively difficult  one for  those
 Capital Appreciation managers who practice their trade using small capitalization stocks as an important part of their approach. Small cap stocks as measured by the Russell 2000 Index lagged the broader market (S&P 500 Index) during 1995 by over 9%. On average, the small cap sector of the portfolio represented 50% of assets during 1995; this small cap exposure hurt the Fund's return relative to its benchmark. The Fund's continued high level of exposure to small cap companies may result in relatively volatile and sometimes unfavorable relative performance in specific quarters. However, we believe the Fund's smaller-cap bias will provide contractholders with overall results superior to that of the general equity market over the longer term.

 The Fund's strategy remains dual-faceted. We maintain an emphasis on smaller companies with dynamic earnings growth prospects, and couple that with an opportunistic trading approach to larger cap stocks where we see a catalyst for outperformance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      HARTFORD CAPITAL APPRECIATION FUND, INC.
Capital Appreciation                                          S&P 500  Russell 2500
1/1/86                                                        $10,000       $10,000       $10,000
1986                                                          $10,903       $11,866       $11,198
1987                                                          $10,433       $12,491       $10,674
1988                                                          $13,184       $14,565       $13,100
1989                                                          $16,363       $19,170       $15,645
1990                                                          $14,579       $18,574       $13,317
1991                                                          $22,451       $24,219       $19,538
1992                                                          $26,263       $26,062       $22,699
1993                                                          $31,726       $28,684       $26,454
1994                                                          $32,519       $29,059       $26,171
1995                                                          $42,356       $39,963       $34,467
Value on 12/31/95:
Capital Appreciation $42,356
S&P 500 $39,963
Russell 2500 $34,467
$10,000 Initial Investment Made 01/01/86
Average Annual Total Returns
                                                      Capital Apprec.       S&P 500  Russell 2500
1 Year                                                         30.25%        37.52%        31.70%
5 Year                                                         23.77%        16.56%        20.95%
10 Year                                                        15.50%        14.86%        13.17%
Past performance is not predictive of future
performance.
Performance is net of mutual fund expenses and does
not
reflect charges and expenses of the insurance
contract.

 INVESTMENT REVIEW - HARTFORD MORTGAGE SECURITIES FUND, INC.
 DECEMBER 31, 1995

 For the year ended December 31, 1995, the Hartford Mortgage Securities Fund returned 16.2% (net of mutual fund expenses) versus 16.8% for its benchmark index, the Lehman Mortgage-Backed Securities Index.

 Fund performance benefited during the period because of our positions in longer-dated Treasuries, which outperformed mortgages. We protected against prepayment risk during the rally by increasing positions in GNMAs, which are less sensitive to prepayments than other pass-through securities, and by reducing high coupon holdings in favor of lower coupons. Relative performance was hindered by our conservative positioning during the early part of the bond market rally. Overall, the Fund returned slightly more than the Index, but not enough to cover expenses.

 Although mortgages underperformed other sectors of the bond market in the first six months of 1995, they provided strong positive total returns. Late in the period, as interest rates backed up in response to stronger economic data, the relative attractiveness of mortgages increased, and we reversed some of our earlier trades, reducing Treasury positions in favor of pass-throughs.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      HARTFORD MORTGAGE SECURITIES FUND, INC.
                                                      Mortgage Securities      LEH MBS
1/1/86                                                            $10,000      $10,000
1986                                                              $11,113      $11,343
1987                                                              $11,406      $11,830
1988                                                              $12,362      $12,861
1989                                                              $13,985      $14,835
1990                                                              $15,342      $16,426
1991                                                              $17,599      $19,008
1992                                                              $18,415      $20,333
1993                                                              $19,577      $21,723
1994                                                              $19,262      $21,374
1995                                                              $22,377      $24,964
Value on 12/31/95
Mortgage Securities $22,377
LEH MBS $24,964
$10,000 Initial Investment Made 01/01/86
Average Annual Total Returns
                                                      Mortgage Securities      LEH MBS
1 Year                                                             16.17%       16.80%
5 Year                                                              7.84%        8.73%
10 Year                                                             8.38%        9.58%
Past performance is not predictive of future
performance.
Performance is net of mutual fund expenses and does
not
reflect charges and expenses of the insurance
contract.

 INVESTMENT REVIEW - HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC. DECEMBER 31, 1995

 For the twelve months ending December 31, 1995, the Hartford International Opportunities Fund returned 13.9% (net of mutual fund expenses). The Fund outperformed its benchmark, the Morgan Stanley Capital International--Europe Australia Far East--Gross Domestic Product-- Weighted Index (EAFE GDP Net), which returned 11.2%.

 In general, markets throughout the world were up during 1995. In the U.S., stocks (S&P 500 Index) returned 37.6% for the year. This is the best total return in almost forty years. In Japan, (the world's second largest equity market) total returns were rather modest by contrast at 4.3% (local) or 0.9% (U.S. dollar) for the full year. The U.K. equity market (the world's third largest) provided a strong 22.2% return for the year. In many other relatively mature and developed equity markets there were positive results for the year. Negative returns were widespread in the emerging markets of Latin America, Asia, and Europe.

 The Fund's largest country weightings are in Japan, Germany, France, and the U.K. Relative to its benchmark, the Fund's underweighting in Japan and overweighting in the U.K. contributed to performance while its underweighting in Germany held performance back. Stock selection in countries such as Spain, Sweden, and the Netherlands contributed to its outperformance relative to its benchmark.

 Going forward, we remain positive on the Japanese market and believe the recent set of positive corporate profits is just the beginning of more good news to come on the earnings front. The Fund continues to focus on Japanese companies that will benefit from a domestic (Japan) recovery and monetary realignment. In Europe, the focus is on more economically-sensitive stocks as we believe the current economic slowdown is largely a mid-cycle inventory correction problem and not the peak of the region's economic cycle.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.
                                                       International Opportunities EAFEGDP
07/02/90                                                                           $10,000    $10,000
1990                                                                                $8,824     $8,469
1991                                                                                $9,971     $9,376
1992                                                                                $9,529     $8,471
1993                                                                               $12,744    $11,314
1994                                                                               $12,496    $12,198
1995                                                                               $14,237    $13,559
Value on 12/31/95:
International Opportunities $14,237
EAFEGDP $13,559
$10,000 Initial Investment Made 07/02/90
Average Annual Total Returns
                                                       International Opportunities EAFEGDP
1 Year                                                                              13.93%     11.16%
5 Year                                                                              10.04%      9.87%
SI 07/02/90                                                                          6.75%      5.70%
Past performance is not predictive of future
performance.
Performance is net of mutual fund expenses and does
not
reflect charges and expenses of the insurance
contract.

 INVESTMENT REVIEW - HARTFORD DIVIDEND AND GROWTH FUND, INC.
 DECEMBER 31, 1995

 The Hartford Dividend and Growth Fund's return was 36.4% (net of mutual fund expenses) for the twelve months ending December 31, 1995, trailing the S&P 500 Index's return of 37.5%.

 Factors which led to the unfolding of a favorable environment for the equity market this year included falling inflation and short-term interest rates, slowing economic growth with continued corporate earnings increases. The top three performing sectors for the year were finance, health care and technology.

 The Fund's large positions in the finance and health care sectors were important contributors to its return for the year. Both of these sectors offer companies with attractive dividend yields and growth opportunities which are consistent with the Fund's conservative approach. Technology stocks drove the market for most of the year, making the strong return of the Dividend and Growth Fund surprising, given its conservative orientation and low exposure to technology. However, as technology stocks tailed off during the fourth quarter, the Fund gained ground on the S&P 500 Index.

 The past year provided investors with fabulous absolute returns. As we look ahead, we expect slower earnings growth and a far less ebullient market. While there is nothing on the economic horizon that raises "red flags", the sheer strength of the market in 1995 must give one pause. In a more "typical" market environment (returns closer to the 10% long-term average), we expect that the Fund's conservative approach and stock selection focus can continue to provide attractive results to investors.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HARTFORD DIVIDEND & GROWTH FUND, INC.
                                          Dividend & Growth    S&P 500
03/09/94                                            $10,000    $10,000
3/31/94                                              $9,707     $9,554
6/30/94                                              $9,935     $9,594
9/30/94                                             $10,419    $10,062
12/31/94                                            $10,196    $10,060
3/31/95                                             $11,034    $11,039
6/30/95                                             $11,831    $12,091
9/30/95                                             $12,945    $13,051
12/31/95                                            $13,903    $13,837
Average Annual Total Returns
1 Year                                               36.37%     37.52%
SI 03/09/94                                          19.93%     19.61%
$10,000 Initial Investment Made
03/09/94
Value on 12/31/95:
Dividend & Growth $13,903
S&P 500 $13,837

 INVESTMENT REVIEW - HARTFORD INTERNATIONAL ADVISERS FUND, INC.
 DECEMBER 31, 1995

 The Hartford International Advisers Fund returned 15.8% (net of mutual fund expenses) for the ten month period ending December 31, 1995. (The Fund began operations on March 1, 1995.) The Fund outperformed its Composite benchmark, which returned 13.7%. The Composite Index is a combination of three indices with the following weightings: 55% Morgan Stanley Capital International--Europe Australia Far East--Gross Domestic Product--Weighted Index (EAFE GDP Net), 35% Salomon Brothers non-U.S. World Government Bond Hedged Index, and 10% 90-day Treasury Bill Index.

 In 1995, weaker economic fundamentals emerged in nearly all regions which spurred central bank rate cuts and supported rising fixed income markets in every major country, except Japan. International fixed income markets as measured by the Salomon Brothers non-U.S. World Government Bond Hedged Index returned 18% for the year. The performance stars were the higher yielding markets of Europe such as Spain, Sweden and Italy.

 Over the year, the fixed income Portfolio's longer aggregate duration and larger positions in Europe, Canada, and Australasia and smaller allocation to Japan contributed to the Fund's absolute and relative performance versus its benchmark. As of December 31, 1995, the Hartford International Advisers Fund was overweighted in international equities (64%) over fixed income securities (28%) and cash (8%). Going forward, as we believe equities will outperform bonds by a small margin, and both will do better than cash, we will trim the Fund's overweight to stocks by about 5% and increase its allocation to bonds by about 10%.

 (Please refer to the Investment Review for the International Opportunities Fund for a review of the International Advisers Fund's equity component and a review of the overall international equity market.)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     HARTFORD INTERNATIONAL ADVISERS FUND, INC.
                                                              International
                                                                   Advisers   55/35/10
03/01/95                                                            $10,000    $10,000
3/31/95                                                             $10,296    $10,331
6/30/95                                                             $10,703    $10,649
9/30/95                                                             $11,040    $10,997
12/31/95                                                            $11,584    $11,374
Value on 12/31/95:
International Advisers $11,584
55/35/10 $11,374
$10,000 Initial Investment Made 03/01/95
Average Annual Total Returns
                                                                   Advisers   55/35/10
SI 03/01/95                                                          15.84%     13.73%
Past performance is not predictive of future
performance.
Performance is net of mutual fund expenses and does
not
reflect charges and expenses of the insurance
contract.

HARTFORD LIFE INSURANCE COMPANIES
SEPARATE ACCOUNT FINANCIAL
STATEMENTS AND FOOTNOTES

 DC Variable Account-I
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF ASSETS & LIABILITIES
 DECEMBER 31, 1995

                                                               MONEY
                             BOND FUND       STOCK FUND     MARKET FUND   ADVISERS FUND
                            SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           --------------   -------------   ------------  --------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                                                                34,396,849
    Cost                                                              $  33,411,142
    Market Value.........    $35,368,904         --             --             --
  Hartford Stock Fund,
   Inc.
    Shares                                                                99,971,067
    Cost                                                               $244,757,812
    Market Value.........       --          $ 352,599,953       --             --
  HVA Money Market Fund,
   Inc.
Shares                                                                20,729,609
Cost                                                              $  20,729,609
    Market Value.........       --               --         $20,729,609        --
  Hartford Advisers Fund,
   Inc.
Shares                                                               239,266,752
Cost                                                               $351,170,808
    Market Value.........       --               --             --         $468,589,578
  Hartford U.S.
   Government Money
   Market Fund, Inc.
    Shares                                                                 8,528,814
    Cost                                                              $   8,528,814
    Market Value.........       --               --             --             --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                                                                82,124,179
    Cost                                                               $208,393,013
    Market Value.........       --               --             --             --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                                                                24,127,558
    Cost                                                              $  25,469,811
    Market Value.........       --               --             --             --
  Hartford Index Fund,
   Inc.
    Shares                                                                22,991,134
    Cost                                                              $  32,824,388
    Market Value.........       --               --             --             --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                                                                36,346,995
    Cost                                                              $  40,558,142
    Market Value.........       --               --             --             --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                                                                 5,870,313
    Cost                                                              $   7,103,183
    Market Value.........       --               --             --             --
  Calvert Responsibly
   Invested Balanced
   Portfolio
    Shares                                                                10,203,905
    Cost                                                              $  14,838,692
    Market Value.........       --               --             --             --
  Dividends Receivable...       --               --             --             --
  Due from Hartford Life
   Insurance Company.....         38,329          152,605       --              168,820
  Receivable from fund
   shares sold...........       --               --               9,821        --
                           --------------   -------------   ------------  --------------
  Total Assets...........     35,407,233      352,752,558    20,739,430     468,758,398
                           --------------   -------------   ------------  --------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --               --              10,267        --
  Payable for fund shares
   purchased.............         38,342          152,589       --              169,053
                           --------------   -------------   ------------  --------------
  Total Liabilities......         38,342          152,589        10,267         169,053
                           --------------   -------------   ------------  --------------
  Net Assets (variable
   annuity contract
   liabilities)..........    $35,368,891    $ 352,599,969   $20,729,163    $468,589,345
                           --------------   -------------   ------------  --------------
                           --------------   -------------   ------------  --------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
GROUP SUB-ACCOUNTS:
  Units Owned by
   Participants..........      8,629,583       39,271,257     7,883,589     128,414,839
  Unit Price.............    $  4.098563    $    8.978576   $  2.629407    $   3.649028

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            U.S. GOVERNMENT          CAPITAL              MORTGAGE                        INTERNATIONAL
                           MONEY MARKET FUND    APPRECIATION FUND      SECURITIES FUND      INDEX FUND  OPPORTUNITIES FUND
                              SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT
                          --------------------  -----------------  -----------------------  ----------- ------------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                                                                34,396,849
    Cost                                                              $  33,411,142
    Market Value.........       --                    --                --                      --            --
  Hartford Stock Fund,
   Inc.
    Shares                                                                99,971,067
    Cost                                                               $244,757,812
    Market Value.........       --                    --                --                      --            --
  HVA Money Market Fund,
   Inc.
Shares                                                                20,729,609
Cost                                                              $  20,729,609
    Market Value.........       --                    --                --                      --            --
  Hartford Advisers Fund,
   Inc.
Shares                                                               239,266,752
Cost                                                               $351,170,808
    Market Value.........       --                    --                --                      --            --
  Hartford U.S.
   Government Money
   Market Fund, Inc.
    Shares                                                                 8,528,814
    Cost                                                              $   8,528,814
    Market Value.........     $8,528,814              --                --                      --            --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                                                                82,124,179
    Cost                                                               $208,393,013
    Market Value.........       --                $286,585,461          --                      --            --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                                                                24,127,558
    Cost                                                              $  25,469,811
    Market Value.........       --                    --            $25,846,888                 --            --
  Hartford Index Fund,
   Inc.
    Shares                                                                22,991,134
    Cost                                                              $  32,824,388
    Market Value.........       --                    --                --                  $46,624,181       --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                                                                36,346,995
    Cost                                                              $  40,558,142
    Market Value.........       --                    --                --                      --         $47,457,907
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                                                                 5,870,313
    Cost                                                              $   7,103,183
    Market Value.........       --                    --                --                      --            --
  Calvert Responsibly
   Invested Balanced
   Portfolio
    Shares                                                                10,203,905
    Cost                                                              $  14,838,692
    Market Value.........       --                    --                --                      --            --
  Dividends Receivable...       --                    --                --                      --            --
  Due from Hartford Life
   Insurance Company.....        198,748               219,295           16,041                 49,689         102,519
  Receivable from fund
   shares sold...........       --                    --                --                      --            --
                             -----------        -----------------  ------------             ----------- ------------------
  Total Assets...........      8,727,562           286,804,756       25,862,929             46,673,870      47,560,426
                             -----------        -----------------  ------------             ----------- ------------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --                    --                --                      --            --
  Payable for fund shares
   purchased.............        196,640               219,445           16,407                 50,323         102,555
                             -----------        -----------------  ------------             ----------- ------------------
  Total Liabilities......        196,640               219,445           16,407                 50,323         102,555
                             -----------        -----------------  ------------             ----------- ------------------
  Net Assets (variable
   annuity contract
   liabilities)..........     $8,530,922          $286,585,311      $25,846,522             $46,623,547    $47,457,871
                             -----------        -----------------  ------------             ----------- ------------------
                             -----------        -----------------  ------------             ----------- ------------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
GROUP SUB-ACCOUNTS:
  Units Owned by
   Participants..........      4,649,736            52,277,892       11,066,833             19,815,691      35,670,594
  Unit Price.............     $ 1.834711          $   5.481960      $  2.335494             $ 2.352860     $  1.330448

                                               CALVERT
                           DIVIDEND AND  RESPONSIBLY INVESTED
                           GROWTH FUND    BALANCED PORTFOLIO
                           SUB-ACCOUNT       SUB-ACCOUNT
                           ------------  --------------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --              --
  Hartford Stock Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --              --
  HVA Money Market Fund,
   Inc.
Shares
Cost
    Market Value.........      --              --
  Hartford Advisers Fund,
   Inc.
Shares
Cost
    Market Value.........      --              --
  Hartford U.S.
   Government Money
   Market Fund, Inc.

    Shares

    Cost
    Market Value.........      --              --
  Hartford Capital
   Appreciation Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --              --
  Hartford Mortgage
   Securities Fund, Inc.

    Shares

    Cost
    Market Value.........      --              --
  Hartford Index Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --              --
  Hartford International
   Opportunities Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --              --
  Hartford Dividend and
   Growth Fund, Inc.

    Shares

    Cost
    Market Value.........  $7,731,320          --
  Calvert Responsibly
   Invested Balanced
   Portfolio

    Shares

    Cost
    Market Value.........      --            $17,377,250
  Dividends Receivable...      --              --
  Due from Hartford Life
   Insurance Company.....      10,753             12,969
  Receivable from fund
   shares sold...........      --              --
                           ------------  --------------------
  Total Assets...........   7,742,073         17,390,219
                           ------------  --------------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....      --              --
  Payable for fund shares
   purchased.............      10,747             10,300
                           ------------  --------------------
  Total Liabilities......      10,747             10,300
                           ------------  --------------------
  Net Assets (variable
   annuity contract
   liabilities)..........  $7,731,326        $17,379,919
                           ------------  --------------------
                           ------------  --------------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
GROUP SUB-ACCOUNTS:
  Units Owned by
   Participants..........   6,317,047          9,008,691
  Unit Price.............  $ 1.223883        $  1.929239

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 DC VARIABLE ACCOUNT-I
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1995

                                                             MONEY
                             BOND FUND      STOCK FUND    MARKET FUND    ADVISERS FUND
                            SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           -------------   ------------   ------------   -------------
INVESTMENT INCOME:
  Dividends..............    $ 2,089,337   $  6,730,103    $1,185,632     $14,663,204
EXPENSES:
  Mortality and expense
   undertakings..........       (368,829)    (3,462,427)     (243,896)     (4,641,992)
                           -------------   ------------   ------------   -------------
    Net investment income
     (loss)..............      1,720,508      3,267,676       941,736      10,021,212
                           -------------   ------------   ------------   -------------
  Capital gains income...       --           10,831,040       --            4,358,491
                           -------------   ------------   ------------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       (339,180)       (54,314)      --               75,118
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      3,665,224     69,832,568       --           81,907,322
                           -------------   ------------   ------------   -------------
    Net gains (losses) on
     investments.........      3,326,044     69,778,254       --           81,982,440
                           -------------   ------------   ------------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $ 5,046,552   $ 83,876,970    $  941,736     $96,362,143
                           -------------   ------------   ------------   -------------
                           -------------   ------------   ------------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             U.S. GOVERNMENT            CAPITAL            MORTGAGE                        INTERNATIONAL
                            MONEY MARKET FUND      APPRECIATION FUND    SECURITIES FUND    INDEX FUND    OPPORTUNITIES FUND
                               SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
                           --------------------   -------------------   ---------------   ------------   ------------------
INVESTMENT INCOME:
  Dividends..............        $449,949             $ 2,273,940         $1,586,426      $    878,552       $  713,722
EXPENSES:
  Mortality and expense
   undertakings..........         (96,055)             (2,711,596)          (278,303)         (306,041)        (509,735)
                                 --------         -------------------   ---------------   ------------   ------------------
    Net investment income
     (loss)..............         353,894                (437,656)         1,308,123           572,511          203,987
                                 --------         -------------------   ---------------   ------------   ------------------
  Capital gains income...        --                    10,643,508            --                 11,084          398,201
                                 --------         -------------------   ---------------   ------------   ------------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        --                         7,253             12,159             8,314              (24)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        --                    47,212,298          1,978,276         9,882,350        4,748,990
                                 --------         -------------------   ---------------   ------------   ------------------
    Net gains (losses) on
     investments.........        --                    47,219,551          1,990,435         9,890,664        4,748,966
                                 --------         -------------------   ---------------   ------------   ------------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....        $353,894             $57,425,403         $3,298,558      $ 10,474,259       $5,351,154
                                 --------         -------------------   ---------------   ------------   ------------------
                                 --------         -------------------   ---------------   ------------   ------------------

                                                CALVERT
                           DIVIDEND AND   RESPONSIBLY INVESTED
                           GROWTH FUND     BALANCED PORTFOLIO
                           SUB-ACCOUNT        SUB-ACCOUNT
                           ------------   --------------------
INVESTMENT INCOME:
  Dividends..............     $63,605          $1,045,620
EXPENSES:
  Mortality and expense
   undertakings..........    (24,549)            (166,041)
                           ------------       -----------
    Net investment income
     (loss)..............     39,056              879,579
                           ------------       -----------
  Capital gains income...     --                  505,861
                           ------------       -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     (1,256)               6,838
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    628,136            2,139,789
                           ------------       -----------
    Net gains (losses) on
     investments.........    626,880            2,146,627
                           ------------       -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    6$65,936          $3,532,067
                           ------------       -----------
                           ------------       -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 DC Variable Account-I
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1995

                                                               MONEY
                             BOND FUND       STOCK FUND     MARKET FUND   ADVISERS FUND
                            SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           --------------   -------------   ------------  -------------
OPERATIONS:
  Net investment income
   (loss)................    $  1,720,508   $   3,267,676   $    941,736   $ 10,021,212
  Capital gains income...        --            10,831,040        --           4,358,491
  Net realized gain
   (loss) on security
   transactions..........        (339,180)        (54,314)       --              75,118
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       3,665,224      69,832,568        --          81,907,322
                           --------------   -------------   ------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       5,046,552      83,876,970        941,736     96,362,143
                           --------------   -------------   ------------  -------------
UNIT TRANSACTIONS:
  Purchases..............       3,288,728      34,201,304      2,505,970     52,514,435
  Net transfers..........        (610,025)    (13,265,561)    (1,811,345)   (26,837,016)
  Surrenders.............      (4,164,050)    (20,089,201)    (4,919,611)   (17,046,664)
                           --------------   -------------   ------------  -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      (1,485,347)        846,542     (4,224,986)     8,630,755
                           --------------   -------------   ------------  -------------
  Total increase
   (decrease) in net
   assets................       3,561,205      84,723,512     (3,283,250)   104,992,898
NET ASSETS:
  Beginning of period....      31,807,686     267,876,457     24,012,413    363,596,447
                           --------------   -------------   ------------  -------------
  End of period..........    $ 35,368,891   $ 352,599,969   $ 20,729,163   $468,589,345
                           --------------   -------------   ------------  -------------
                           --------------   -------------   ------------  -------------

HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1994

                                                               MONEY
                             BOND FUND       STOCK FUND     MARKET FUND   ADVISERS FUND
                            SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           --------------   -------------   ------------  -------------
OPERATIONS:
  Net investment income
   (loss)................    $  1,652,986   $   2,373,994   $    613,882   $  7,463,826
  Capital gains income...         650,208      15,856,002        --          10,712,050
  Net realized gain
   (loss) on security
   transactions..........        (140,993)         39,836        --              28,808
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (4,003,835)    (26,606,667)       --         (32,581,374)
                           --------------   -------------   ------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      (1,841,634)     (8,336,835)       613,882    (14,376,690)
                           --------------   -------------   ------------  -------------
UNIT TRANSACTIONS:
  Purchases..............       3,601,922      35,187,253      2,801,239     57,966,836
  Net transfers..........      (6,164,436)    (15,185,779)    (1,191,454)   (28,384,065)
  Surrenders.............      (1,013,995)     (6,193,345)      (988,021)    (7,931,157)
                           --------------   -------------   ------------  -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      (3,576,509)     13,808,129        621,764     21,651,614
                           --------------   -------------   ------------  -------------
  Total increase
   (decrease) in net
   assets................      (5,418,143)      5,471,294      1,235,646      7,274,924
NET ASSETS:
  Beginning of period....      37,225,829     262,405,163     22,776,767    356,321,523
                           --------------   -------------   ------------  -------------
  End of period..........    $ 31,807,686   $ 267,876,457   $ 24,012,413   $363,596,447
                           --------------   -------------   ------------  -------------
                           --------------   -------------   ------------  -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            U.S. GOVERNMENT          CAPITAL           MORTGAGE                      INTERNATIONAL     DIVIDEND AND
                           MONEY MARKET FUND    APPRECIATION FUND  SECURITIES FUND    INDEX FUND   OPPORTUNITIES FUND  GROWTH FUND
                              SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                          --------------------  -----------------  ----------------  ------------  ------------------  ------------
OPERATIONS:
  Net investment income
   (loss)................      $  353,894         $   (437,656)      $ 1,308,123     $    572,511     $   203,987      $    39,056
  Capital gains income...       --                  10,643,508          --                 11,084         398,201          --
  Net realized gain
   (loss) on security
   transactions..........       --                       7,253            12,159            8,314             (24)          (1,256)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       --                  47,212,298         1,978,276        9,882,350       4,748,990          628,136
                              -----------       -----------------  ----------------  ------------  ------------------  ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         353,894           57,425,403         3,298,558       10,474,259       5,351,154          665,936
                              -----------       -----------------  ----------------  ------------  ------------------  ------------
UNIT TRANSACTIONS:
  Purchases..............       1,272,247           45,563,679         2,927,551        6,364,336      10,718,211          558,780
  Net transfers..........        (452,592)           1,352,403        (1,600,604)       3,808,836     (12,867,024)       6,590,369
  Surrenders.............      (1,052,797)         (13,938,589)         (706,307)        (710,423)       (952,636)         (83,759)
                              -----------       -----------------  ----------------  ------------  ------------------  ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........        (233,142)          32,977,493           620,640        9,462,749      (3,101,449)       7,065,390
                              -----------       -----------------  ----------------  ------------  ------------------  ------------
  Total increase
   (decrease) in net
   assets................         120,752           90,402,896         3,919,198       19,937,008       2,249,705        7,731,326
NET ASSETS:
  Beginning of period....       8,410,170          196,182,415        21,927,324       26,686,539      45,208,166          --
                              -----------       -----------------  ----------------  ------------  ------------------  ------------
  End of period..........      $8,530,922         $286,585,311       $25,846,522     $ 46,623,547     $47,457,871      $ 7,731,326
                              -----------       -----------------  ----------------  ------------  ------------------  ------------
                              -----------       -----------------  ----------------  ------------  ------------------  ------------

                                                                                                                         CALVERT
                                                                                                                       RESPONSIBLY
                                                                                                                         INVESTED
                            U.S. GOVERNMENT          CAPITAL           MORTGAGE                      INTERNATIONAL       BALANCED
                           MONEY MARKET FUND    APPRECIATION FUND  SECURITIES FUND    INDEX FUND   OPPORTUNITIES FUND   PORTFOLIO
                              SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                          --------------------  -----------------  ----------------  ------------  ------------------  ------------
OPERATIONS:
  Net investment income
   (loss)................      $  196,800         $ (1,425,188)      $ 1,223,281     $    423,644     $    62,453      $   224,634
  Capital gains income...       --                  13,497,320           106,840          --             --                --
  Net realized gain
   (loss) on security
   transactions..........       --                     (78,820)          (44,959)           1,961         (17,178)           2,432
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       --                  (9,904,942)       (1,952,973)        (357,829)     (1,594,350)        (737,526)
                              -----------       -----------------  ----------------  ------------  ------------------  ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         196,800            2,088,370          (667,811)          67,776      (1,549,075)        (510,460)
                              -----------       -----------------  ----------------  ------------  ------------------  ------------
UNIT TRANSACTIONS:
  Purchases..............       1,166,725           40,896,682         3,455,947        5,768,930      12,504,519        3,457,379
  Net transfers..........        (933,407)           3,087,541        (4,681,841)      (2,082,307)     10,413,798       (2,115,714)
  Surrenders.............        (248,081)          (3,745,743)         (712,860)        (477,506)       (426,493)        (282,097)
                              -----------       -----------------  ----------------  ------------  ------------------  ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........         (14,763)          40,238,480        (1,938,754)       3,209,117      22,491,824        1,059,568
                              -----------       -----------------  ----------------  ------------  ------------------  ------------
  Total increase
   (decrease) in net
   assets................         182,037           42,326,850        (2,606,565)       3,276,893      20,942,749          549,108
NET ASSETS:
  Beginning of period....       8,228,133          153,855,565        24,533,889       23,409,646      24,265,417       11,328,048
                              -----------       -----------------  ----------------  ------------  ------------------  ------------
  End of period..........      $8,410,170         $196,182,415       $21,927,324     $ 26,686,539     $45,208,166      $11,877,156
                              -----------       -----------------  ----------------  ------------  ------------------  ------------
                              -----------       -----------------  ----------------  ------------  ------------------  ------------

                                 CALVERT
                           RESPONSIBLY INVESTED
                            BALANCED PORTFOLIO
                               SUB-ACCOUNT
                           --------------------
OPERATIONS:
  Net investment income
   (loss)................      $   879,579
  Capital gains income...          505,861
  Net realized gain
   (loss) on security
   transactions..........            6,838
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        2,139,789
                           --------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        3,532,067
                           --------------------
UNIT TRANSACTIONS:
  Purchases..............        3,167,984
  Net transfers..........         (811,408)
  Surrenders.............         (385,880)
                           --------------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........        1,970,696
                           --------------------
  Total increase
   (decrease) in net
   assets................        5,502,763
NET ASSETS:
  Beginning of period....       11,877,156
                           --------------------
  End of period..........      $17,379,919
                           --------------------
                           --------------------
OPERATIONS:
  Net investment income
   (loss)................
  Capital gains income...
  Net realized gain
   (loss) on security
   transactions..........
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................
  Net increase (decrease)
   in net assets
   resulting from
   operations............
UNIT TRANSACTIONS:
  Purchases..............
  Net transfers..........
  Surrenders.............
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........
  Total increase
   (decrease) in net
   assets................
NET ASSETS:
  Beginning of period....
  End of period..........

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 DC VARIABLE ACCOUNT-I
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1995

 1.  ORGANIZATION:

     DC Variable Account-I (the Account) is a separate investment account with Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

     a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

     b) SECURITY VALUATION--The investment in shares of the Hartford and Calvert Responsibly Invested Series mutual funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1995.

     c) FEDERAL INCOME TAXES--For Federal income tax purposes, the Account intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income to variable annuity contract owners and otherwise complying with the requirements for regulated investment companies. Accordingly, no provision for Federal income taxes has been made. For purposes of determining net realized taxable gains to be distributed, the capital gains and losses of each Sub-Account within the Account are combined. Distribution of any net realized capital gains so determined will be made to the contract owners of the Sub-Account having net realized capital gains. The cumulative realized losses used to offset realized capital gains in each Sub-Account will be considered in the determination of future distributions of realized capital gains to each Sub-Account.

     d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

     a) MORTALITY AND EXPENSE UNDERTAKINGS--The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of up to 1.25% of the Account's average daily net assets.

     b) DEDUCTION OF ANNUAL MAINTENANCE FEE--Annual maintenance fees are deducted through termination of units of interest from applicable
        contract   owners'  accounts,  in  accordance  with  the  terms  of  the contracts.

 4.  DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

     The Board of Directors of the Company declared distributions from net investment income to contract owners of record on December 31, 1995.

                                              PER UNIT OF
                                               INTEREST
SUB-ACCOUNT                                     ACCOUNT
------------------------------------------  ---------------
Bond Fund                                     $  0.199373
Stock Fund                                       0.083208
Money Market Fund                                0.119455
Advisers Fund                                    0.078038
U.S. Government Money Market Fund                0.076111
Mortgage Securities Fund                         0.118202
Index Fund                                       0.028892
International Opportunities Fund                 0.005719
Dividend and Growth Fund                         0.006183
Calvert Responsibly Invested Balanced
 Portfolio Fund                                  0.097637

     Additionally, distributions from net realized capital gains were declared by the Board of Directors to contract owners on December 31, 1995.

                                              PER UNIT OF
                                               INTEREST
SUB-ACCOUNT                                     ACCOUNT
------------------------------------------  ---------------
Stock Fund                                    $  0.274418
Advisers Fund                                    0.034526
Capital Appreciation Fund                        0.203734
Mortgage Securities Fund                         0.001099
Index Fund                                       0.000979
International Opportunities Fund                 0.010644
Calvert Responsibly Invested Balanced
 Portfolio Fund                                  0.056912

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO HARTFORD LIFE INSURANCE COMPANY
DC VARIABLE ACCOUNT-I AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets & liabilities of Hartford Life Insurance Company DC Variable Account-I (the Account) as of December 31, 1995, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial posi-tion of Hartford Life Insurance Company DC Variable
 Account-I as of December 31, 1995, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

 Hartford, Connecticut
 February 19, 1996                                           Arthur Andersen LLP

 Separate Account One
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF ASSETS & LIABILITIES
 DECEMBER 31, 1995

                             BOND FUND     STOCK FUND
                            SUB-ACCOUNT    SUB-ACCOUNT
                           -------------   -----------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
Shares                                                            1,763,388
Cost                                                          $   1,763,172
    Market Value.........    $ 1,813,221       --
  Hartford Stock Fund,
   Inc.
Shares                                                            1,259,184
Cost                                                          $   2,943,139
    Market Value.........       --         $ 4,441,168
  HVA Money Market Fund,
   Inc.
Shares                                                            2,963,452
Cost                                                          $   2,963,452
    Market Value.........       --             --
  Hartford Advisers Fund,
   Inc.
Shares                                                            8,181,787
Cost                                                            $10,530,000
    Market Value.........       --             --
  Hartford Capital
   Appreciation Fund,
   Inc.
Shares                                                            1,949,133
Cost                                                          $   3,748,306
    Market Value.........       --             --
  Hartford Mortgage
   Securities Fund, Inc.
Shares                                                            3,269,658
Cost                                                          $   3,536,736
    Market Value.........       --             --
  Hartford Index Fund,
   Inc.
Shares                                                              77,390
Cost                                                        $       90,526
    Market Value.........       --             --
  Due from Hartford Life
   Insurance Company.....        296,778           617
  Receivable from fund
   shares sold...........       --             --
                           -------------   -----------
  Total Assets...........      2,109,999     4,441,785
                           -------------   -----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --             --
  Payable for fund shares
   purchased.............        296,777           617
                           -------------   -----------
  Total Liabilities......        296,777           617
                           -------------   -----------
  Net Assets (variable
   life insurance
   contract
   liabilities)..........    $ 1,813,222   $ 4,441,168
                           -------------   -----------
                           -------------   -----------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
   Participants..........        876,806     1,371,392
  Unit Price.............    $  2.067986   $  3.238437

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             MONEY                         CAPITAL          MORTGAGE
                          MARKET FUND  ADVISERS FUND  APPRECIATION FUND  SECURITIES FUND  INDEX FUND
                          SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
                          -----------  -------------  -----------------  ---------------  -----------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
Shares                                                            1,763,388
Cost                                                          $   1,763,172
    Market Value.........     --           --              --                 --              --
  Hartford Stock Fund,
   Inc.
Shares                                                            1,259,184
Cost                                                          $   2,943,139
    Market Value.........     --           --              --                 --              --
  HVA Money Market Fund,
   Inc.
Shares                                                            2,963,452
Cost                                                          $   2,963,452
    Market Value......... $2,963,452       --              --                 --              --
  Hartford Advisers Fund,
   Inc.
Shares                                                            8,181,787
Cost                                                            $10,530,000
    Market Value.........     --        $16,023,539        --                 --              --
  Hartford Capital
   Appreciation Fund,
   Inc.
Shares                                                            1,949,133
Cost                                                          $   3,748,306
    Market Value.........     --           --            $6,801,811           --              --
  Hartford Mortgage
   Securities Fund, Inc.
Shares                                                            3,269,658
Cost                                                          $   3,536,736
    Market Value.........     --           --              --              $3,502,653         --
  Hartford Index Fund,
   Inc.
Shares                                                              77,390
Cost                                                        $       90,526
    Market Value.........     --           --              --                 --          $  156,941
  Due from Hartford Life
   Insurance Company.....     --             3,792          157,441               487         --
  Receivable from fund
   shares sold...........    429,565       --              --                 --              24,645
                          -----------  -------------  -----------------  ---------------  -----------
  Total Assets...........  3,393,017    16,027,331        6,959,252         3,503,140        181,586
                          -----------  -------------  -----------------  ---------------  -----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....    432,256       --              --                 --              24,645
  Payable for fund shares
   purchased.............     --             3,800          157,533             3,515         --
                          -----------  -------------  -----------------  ---------------  -----------
  Total Liabilities......    432,256         3,800          157,533             3,515         24,645
                          -----------  -------------  -----------------  ---------------  -----------
  Net Assets (variable
   life insurance
   contract
   liabilities).......... $2,960,761    $16,023,531      $6,801,719        $3,499,625     $  156,941
                          -----------  -------------  -----------------  ---------------  -----------
                          -----------  -------------  -----------------  ---------------  -----------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
   Participants..........  1,808,166     5,695,951        1,762,250         1,707,624         64,493
  Unit Price............. $ 1.637439    $ 2.813144       $ 3.859680        $ 2.049412     $ 2.433446

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT ONE
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1995

                             BOND FUND
                            SUB-ACCOUNT
                           -------------
INVESTMENT INCOME:
  Dividends..............     $98,407
EXPENSES:
  Mortality and expense
   undertakings..........     (13,692)
                           -------------
    Net investment income
     (loss)..............      84,715
                           -------------
  Capital gains income...      --
                           -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       4,292
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     154,611
                           -------------
    Net gains (losses) on
     investments.........     158,903
                           -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $243,618
                           -------------
                           -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            MONEY                           CAPITAL           MORTGAGE
                           STOCK FUND    MARKET FUND   ADVISERS FUND   APPRECIATION FUND   SECURITIES FUND   INDEX FUND
                           SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                           -----------   -----------   -------------   -----------------   ---------------   -----------
INVESTMENT INCOME:
  Dividends..............    $  93,564     $167,176     $  537,579        $   59,380           $225,242        $ 3,987
EXPENSES:
  Mortality and expense
   undertakings..........      (37,870)     (26,916)      (136,004)          (56,321)          (31,111)         (1,664)
                           -----------   -----------   -------------   -----------------   ---------------   -----------
    Net investment income
     (loss)..............       55,694      140,260        401,575             3,059           194,131           2,323
                           -----------   -----------   -------------   -----------------   ---------------   -----------
  Capital gains income...      153,099       --            167,329           302,062           --                   72
                           -----------   -----------   -------------   -----------------   ---------------   -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       56,375       --            254,170            86,124             1,992          34,111
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      921,139       --          2,787,295         1,196,865           288,183          25,314
                           -----------   -----------   -------------   -----------------   ---------------   -----------
    Net gains (losses) on
     investments.........      977,514       --          3,041,465         1,282,989           290,175          59,425
                           -----------   -----------   -------------   -----------------   ---------------   -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $1,186,307    $140,260     $3,610,369        $1,588,110           $484,306        $61,820
                           -----------   -----------   -------------   -----------------   ---------------   -----------
                           -----------   -----------   -------------   -----------------   ---------------   -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Separate Account One
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1995

                             BOND FUND
                            SUB-ACCOUNT
                           --------------
OPERATIONS:
  Net investment income
   (loss)................    $     84,715
  Capital gains income...        --
  Net realized gain
   (loss) on security
   transactions..........           4,292
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         154,611
                           --------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         243,618
                           --------------
UNIT TRANSACTIONS:
  Net transfers..........         316,804
  Surrenders.............        (145,617)
  Net loan withdrawals...         (70,051)
  Cost of insurance and
   other fees............         (21,923)
                           --------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........          79,213
                           --------------
  Total increase
   (decrease) in net
   assets................         322,831
NET ASSETS:
  Beginning of period....       1,490,391
                           --------------
  End of period..........    $  1,813,222
                           --------------
                           --------------

HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1994

                             BOND FUND
                            SUB-ACCOUNT
                           --------------
OPERATIONS:
  Net investment income
   (loss)................    $     84,424
  Capital gains income...          34,954
  Net realized gain
   (loss) on security
   transactions..........          (2,033)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        (201,856)
                           --------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         (84,511)
                           --------------
UNIT TRANSACTIONS:
  Net transfers..........        (219,456)
  Surrenders.............         (26,377)
  Loan withdrawals.......         (74,506)
  Cost of insurance......         (24,983)
                           --------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........        (345,322)
                           --------------
  Total increase
   (decrease) in net
   assets................        (429,833)
NET ASSETS:
  Beginning of period....       1,920,224
                           --------------
  End of period..........    $  1,490,391
                           --------------
                           --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            MONEY                           CAPITAL           MORTGAGE
                           STOCK FUND    MARKET FUND   ADVISERS FUND   APPRECIATION FUND   SECURITIES FUND   INDEX FUND
                           SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                           -----------   -----------   -------------   -----------------   ---------------   -----------
OPERATIONS:
  Net investment income
   (loss)................  $    55,694   $  140,260     $   401,575       $    3,059         $  194,131       $  2,323
  Capital gains income...      153,099       --             167,329          302,062            --                  72
  Net realized gain
   (loss) on security
   transactions..........       56,375       --             254,170           86,124              1,992         34,111
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      921,139       --           2,787,295        1,196,865            288,183         25,314
                           -----------   -----------   -------------   -----------------   ---------------   -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    1,186,307      140,260       3,610,369        1,588,110            484,306         61,820
                           -----------   -----------   -------------   -----------------   ---------------   -----------
UNIT TRANSACTIONS:
  Net transfers..........     (164,722)     403,260        (352,659)          28,785            (64,736)       (77,047)
  Surrenders.............     (201,816)    (318,000)       (699,062)        (127,746)          (136,108)          (791)
  Net loan withdrawals...      (70,797)    (198,045)       (343,038)        (231,488)           (69,099)        --
  Cost of insurance and
   other fees............      (40,596)    (141,010)       (187,787)         (48,115)           (44,918)        (2,377)
                           -----------   -----------   -------------   -----------------   ---------------   -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     (477,931)    (253,795)     (1,582,546)        (378,564)          (314,861)       (80,215)
                           -----------   -----------   -------------   -----------------   ---------------   -----------
  Total increase
   (decrease) in net
   assets................      708,376     (113,535)      2,027,823        1,209,546            169,445        (18,395)
NET ASSETS:
  Beginning of period....    3,732,792    3,074,296      13,995,708        5,592,173          3,330,180        175,336
                           -----------   -----------   -------------   -----------------   ---------------   -----------
  End of period..........  $ 4,441,168   $2,960,761     $16,023,531       $6,801,719         $3,499,625       $156,941
                           -----------   -----------   -------------   -----------------   ---------------   -----------
                           -----------   -----------   -------------   -----------------   ---------------   -----------

                                            MONEY                           CAPITAL           MORTGAGE
                           STOCK FUND    MARKET FUND   ADVISERS FUND   APPRECIATION FUND   SECURITIES FUND   INDEX FUND
                           SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                           -----------   -----------   -------------   -----------------   ---------------   -----------
OPERATIONS:
  Net investment income
   (loss)................  $    46,497   $   90,826     $   345,822       $  (28,296)        $  206,426       $  3,204
  Capital gains income...      236,643       --             453,826          485,588             16,717         --
  Net realized gain
   (loss) on security
   transactions..........      (20,713)      --             (25,086)           6,972             (7,377)         3,219
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (385,338)      --          (1,318,233)        (363,873)          (310,572)        (4,499)
                           -----------   -----------   -------------   -----------------   ---------------   -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (122,911)      90,826        (543,671)         100,391            (94,806)         1,924
                           -----------   -----------   -------------   -----------------   ---------------   -----------
UNIT TRANSACTIONS:
  Net transfers..........      107,279      264,281        (102,059)          35,545            (55,220)       (30,371)
  Surrenders.............      (86,467)    (230,770)       (251,306)         (22,032)          (119,281)        (6,692)
  Loan withdrawals.......      (63,052)     (29,062)       (125,220)         (84,214)          (162,353)        --
  Cost of insurance......      (43,091)     (47,718)       (208,377)         (46,505)           (50,108)        (3,635)
                           -----------   -----------   -------------   -----------------   ---------------   -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      (85,331)     (43,269)       (686,962)        (117,206)          (386,962)       (40,698)
                           -----------   -----------   -------------   -----------------   ---------------   -----------
  Total increase
   (decrease) in net
   assets................     (208,242)      47,557      (1,230,633)         (16,815)          (481,768)       (38,774)
NET ASSETS:
  Beginning of period....    3,941,034    3,026,739      15,226,341        5,608,988          3,811,948        214,110
                           -----------   -----------   -------------   -----------------   ---------------   -----------
  End of period..........  $ 3,732,792   $3,074,296     $13,995,708       $5,592,173         $3,330,180       $175,336
                           -----------   -----------   -------------   -----------------   ---------------   -----------
                           -----------   -----------   -------------   -----------------   ---------------   -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT ONE
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1995

 1.  ORGANIZATION:

    Separate Account One (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following  is  a  summary  of significant  accounting  policies  of  the
    Account,   which  are  in  accordance  with  generally  accepted  accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Hartford mutual funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1995.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    a) MORTALITY AND EXPENSE UNDERTAKINGS--The Company, as issuer of variable life insurance contracts, provides the mortality and expense undertakings and, with respect to the Account, receives an annual fee of 0.90% of the Account's average daily net assets.

    b) DEDUCTION OF OTHER FEES--In accordance with the terms of the contracts, the Company makes deductions for the cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ONE AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets & liabilities of Hartford Life Insurance Company Separate Account One (the Account) as of December 31, 1995, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hartford Life Insurance Company Separate Account One as of December 31, 1995, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

 Hartford, Connecticut
 February 19, 1996                                           Arthur Andersen LLP

 Separate Account Two
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF ASSETS & LIABILITIES
 DECEMBER 31, 1995

                                                                MONEY
                              BOND FUND       STOCK FUND     MARKET FUND
                             SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           ---------------   -------------   ------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                                                                      205,553,955
    Cost                                                                    $   209,932,335
    Market Value.........    $ 211,362,910        --             --
  Hartford Stock Fund,
   Inc.
    Shares                                                                      273,568,580
    Cost                                                                    $   749,838,526
    Market Value.........        --          $ 964,881,850       --
  HVA Money Market Fund,
   Inc.
    Shares                                                                       188,634,435
    Cost                                                                    $   188,634,435
    Market Value.........        --               --         $188,634,435
  Hartford Advisers Fund,
   Inc.
    Shares                                                                     1,203,621,268
    Cost                                                                      $1,966,152,609
    Market Value.........        --               --             --
  Hartford U.S.
   Government Money
   Market Fund, Inc.
    Shares                                                                        1,541,454
    Cost                                                                  $       1,541,454
    Market Value.........        --               --             --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                                                                      308,044,714
    Cost                                                                    $   855,351,988
    Market Value.........        --               --             --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                                                                      206,683,299
    Cost                                                                    $   222,736,253
    Market Value.........        --               --             --
  Hartford Index Fund,
   Inc.
    Shares                                                                       81,559,076
    Cost                                                                    $   121,425,129
    Market Value.........        --               --             --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                                                                      251,443,857
    Cost                                                                    $   282,513,031
    Market Value.........        --               --             --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                                                                       87,758,037
    Cost                                                                   $     98,018,237
    Market Value.........        --               --             --
  Dividends receivable...        --               --             --
  Due from Hartford Life
   Insurance Company.....       14,147,225       3,717,563        28,444
  Receivable from fund
   shares sold...........           32,125          23,525    26,370,639
                           ---------------   -------------   ------------
  Total Assets...........      225,542,260     968,622,938   215,033,518
                           ---------------   -------------   ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....           32,227          23,557    26,365,647
  Payable for fund shares
   purchased.............       14,147,211       3,717,611        28,449
                           ---------------   -------------   ------------
  Total Liabilities......       14,179,438       3,741,168    26,394,096
                           ---------------   -------------   ------------
  Net Assets (variable
   annuity contract
   liabilities)..........    $ 211,362,822   $ 964,881,770   $188,639,422
                           ---------------   -------------   ------------
                           ---------------   -------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                             U.S. GOVERNMENT           CAPITAL           MORTGAGE
                           ADVISERS FUND    MONEY MARKET FUND     APPRECIATION FUND   SECURITIES FUND   INDEX FUND
                            SUB-ACCOUNT        SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT
                          ---------------  --------------------   ------------------  ---------------  ------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                                                                      205,553,955
    Cost                                                                    $   209,932,335
    Market Value.........       --               --                      --                 --              --
  Hartford Stock Fund,
   Inc.
    Shares                                                                      273,568,580
    Cost                                                                    $   749,838,526
    Market Value.........       --               --                      --                 --              --
  HVA Money Market Fund,
   Inc.
    Shares                                                                       188,634,435
    Cost                                                                    $   188,634,435
    Market Value.........       --               --                      --                 --              --
  Hartford Advisers Fund,
   Inc.
    Shares                                                                     1,203,621,268
    Cost                                                                      $1,966,152,609
    Market Value.........  $2,357,220,033        --                      --                 --              --
  Hartford U.S.
   Government Money
   Market Fund, Inc.
    Shares                                                                        1,541,454
    Cost                                                                  $       1,541,454
    Market Value.........       --              $1,541,454               --                 --              --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                                                                      308,044,714
    Cost                                                                    $   855,351,988
    Market Value.........       --               --                 $1,074,971,315          --              --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                                                                      206,683,299
    Cost                                                                    $   222,736,253
    Market Value.........       --               --                      --             $221,411,551        --
  Hartford Index Fund,
   Inc.
    Shares                                                                       81,559,076
    Cost                                                                    $   121,425,129
    Market Value.........       --               --                      --                 --         $165,395,281
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                                                                      251,443,857
    Cost                                                                    $   282,513,031
    Market Value.........       --               --                      --                 --              --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                                                                       87,758,037
    Cost                                                                   $     98,018,237
    Market Value.........       --               --                      --                 --              --
  Dividends receivable...       --               --                      --                 --              --
  Due from Hartford Life
   Insurance Company.....      2,347,036            71,753              11,230,672            51,950        101,649
  Receivable from fund
   shares sold...........          4,055             1,399               --                   29,773            324
                          ---------------      -----------        ------------------  ---------------  ------------
  Total Assets...........  2,359,571,124         1,614,606           1,086,201,987       221,493,274    165,497,254
                          ---------------      -----------        ------------------  ---------------  ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....          4,060             1,110               --                   31,313            280
  Payable for fund shares
   purchased.............      2,349,274            71,620              11,230,335            46,223        101,602
                          ---------------      -----------        ------------------  ---------------  ------------
  Total Liabilities......      2,353,334            72,730              11,230,335            77,536        101,882
                          ---------------      -----------        ------------------  ---------------  ------------
  Net Assets (variable
   annuity contract
   liabilities)..........  $2,357,217,790       $1,541,876          $1,074,971,652      $221,415,738   $165,395,372
                          ---------------      -----------        ------------------  ---------------  ------------
                          ---------------      -----------        ------------------  ---------------  ------------

                             INTERNATIONAL
                             OPPORTUNITIES    DIVIDEND AND
                                 FUND          GROWTH FUND
                              SUB-ACCOUNT      SUB-ACCOUNT
                           -----------------  -------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                --
  Hartford Stock Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                --
  HVA Money Market Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                --
  Hartford Advisers Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                --
  Hartford U.S.
   Government Money
   Market Fund, Inc.

    Shares

    Cost
    Market Value.........        --                --
  Hartford Capital
   Appreciation Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                --
  Hartford Mortgage
   Securities Fund, Inc.

    Shares

    Cost
    Market Value.........        --                --
  Hartford Index Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                --
  Hartford International
   Opportunities Fund,
   Inc.

    Shares

    Cost
    Market Value.........    $328,307,731          --
  Hartford Dividend and
   Growth Fund, Inc.

    Shares

    Cost
    Market Value.........        --           $115,579,090
  Dividends receivable...        --                --
  Due from Hartford Life
   Insurance Company.....          35,397          217,629
  Receivable from fund
   shares sold...........          75,096              108
                           -----------------  -------------
  Total Assets...........     328,418,224      115,796,827
                           -----------------  -------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....          74,853              104
  Payable for fund shares
   purchased.............          35,406          217,519
                           -----------------  -------------
  Total Liabilities......         110,259          217,623
                           -----------------  -------------
  Net Assets (variable
   annuity contract
   liabilities)..........    $328,307,965     $115,579,204
                           -----------------  -------------
                           -----------------  -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF ASSETS & LIABILITIES -- (CONTINUED)
 DECEMBER 31, 1995

                               CALVERT
                             RESPONSIBLY                     SMITH BARNEY
                              INVESTED                          DAILY
                              BALANCED       INTERNATIONAL     DIVIDEND
                              PORTFOLIO      ADVISERS FUND       FUND
                             SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           ---------------   -------------   ------------
ASSETS:
Investments:
  Calvert Responsibly
   Invested Balanced
   Portfolio
    Shares                1,035,297
    Cost                 $1,571,868
    Market Value.........    $  1,763,111         --             --
  Hartford International
   Advisers Fund, Inc.
    Shares                6,850,619
    Cost                 $7,419,698
    Market Value.........        --          $  7,597,541        --
  Smith Barney Daily
   Dividend Fund, Inc.
    Shares                  568,219
    Cost                 $ 568,219
    Market Value.........        --               --         $   568,219
  Smith Barney
   Appreciation Fund,
   Inc.
    Shares                   12,475
    Cost                 $  85,820
    Market Value.........        --               --             --
  Smith Barney Government
   and Agencies Fund
    Shares                   42,393
    Cost                 $  42,393
    Market Value.........        --               --             --
  TCI Advantage Fund
    Shares                    7,580
    Cost                 $  45,726
    Market Value.........        --               --             --
  TCI Growth Fund
    Shares                   57,488
    Cost                 $ 686,665
    Market Value.........        --               --             --
  Fidelity VIP Overseas
   Fund
    Shares                   10,961
    Cost                 $ 183,433
    Market Value.........        --               --             --
  Fidelity VIP Asset
   Manager
    Shares                   21,487
    Cost                 $ 320,417
    Market Value.........        --               --             --
  Fidelity VIP II
   Contrafund Fund
    Shares                  144,097
    Cost                 $1,968,435
    Market Value.........        --               --             --
  Fidelity VIP Growth
   Fund
    Shares                   75,494
    Cost                 $2,238,863
    Market Value.........        --               --             --
  Dividends receivable...          31,889         126,971          1,128
  Receivable from fund
   shares sold...........        --                     5          1,398
                           ---------------   -------------   ------------
  Total Assets...........       1,795,000       7,724,517        570,745
                           ---------------   -------------   ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....        --                     5          1,398
  Payable for fund shares
   purchased.............          31,497         126,974        --
                           ---------------   -------------   ------------
  Total Liabilities......          31,497         126,979          1,398
                           ---------------   -------------   ------------
  Net Assets (variable
   annuity contract
   liabilities)..........    $  1,763,503    $  7,597,538    $   569,347
                           ---------------   -------------   ------------
                           ---------------   -------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                           SMITH BARNEY        SMITH BARNEY                                            FIDELITY VIP
                           APPRECIATION       GOVERNMENT AND             TCI                TCI          OVERSEAS
                               FUND           AGENCIES FUND         ADVANTAGE FUND      GROWTH FUND        FUND
                            SUB-ACCOUNT        SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT
                          ---------------  --------------------   ------------------  ---------------  ------------
ASSETS:
Investments:
  Calvert Responsibly
   Invested Balanced
   Portfolio
    Shares                1,035,297
    Cost                 $1,571,868
    Market Value.........     --                 --                     --                  --             --
  Hartford International
   Advisers Fund, Inc.
    Shares                6,850,619
    Cost                 $7,419,698
    Market Value.........     --                 --                     --                  --             --
  Smith Barney Daily
   Dividend Fund, Inc.
    Shares                  568,219
    Cost                 $ 568,219
    Market Value.........     --                 --                     --                  --             --
  Smith Barney
   Appreciation Fund,
   Inc.
    Shares                   12,475
    Cost                 $  85,820
    Market Value.........  $  148,420            --                     --                  --             --
  Smith Barney Government
   and Agencies Fund
    Shares                   42,393
    Cost                 $  42,393
    Market Value.........     --                $   42,393              --                  --             --
  TCI Advantage Fund
    Shares                    7,580
    Cost                 $  45,726
    Market Value.........     --                 --                  $     46,921           --             --
  TCI Growth Fund
    Shares                   57,488
    Cost                 $ 686,665
    Market Value.........     --                 --                     --              $    693,311       --
  Fidelity VIP Overseas
   Fund
    Shares                   10,961
    Cost                 $ 183,433
    Market Value.........     --                 --                     --                  --         $  186,893
  Fidelity VIP Asset
   Manager
    Shares                   21,487
    Cost                 $ 320,417
    Market Value.........     --                 --                     --                  --             --
  Fidelity VIP II
   Contrafund Fund
    Shares                  144,097
    Cost                 $1,968,435
    Market Value.........     --                 --                     --                  --             --
  Fidelity VIP Growth
   Fund
    Shares                   75,494
    Cost                 $2,238,863
    Market Value.........     --                 --                     --                  --             --
  Dividends receivable...     --                        91                      5              4,810       20,273
  Receivable from fund
   shares sold...........         632                   85              --                  --             --
                          ---------------          -------                -------     ---------------  ------------
  Total Assets...........     149,052               42,569                 46,926            698,121      207,166
                          ---------------          -------                -------     ---------------  ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....         618                  100              --                  --             --
  Payable for fund shares
   purchased.............     --                 --                             5              4,699       20,273
                          ---------------          -------                -------     ---------------  ------------
  Total Liabilities......         618                  100                      5              4,699       20,273
                          ---------------          -------                -------     ---------------  ------------
  Net Assets (variable
   annuity contract
   liabilities)..........  $  148,434           $   42,469           $     46,921       $    693,422   $  186,893
                          ---------------          -------                -------     ---------------  ------------
                          ---------------          -------                -------     ---------------  ------------

                                              FIDELITY VIP
                            FIDELITY VIP II        II
                             ASSET MANAGER     CONTRAFUND    FIDELITY VIP
                                 FUND             FUND        GROWTH FUND
                              SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           -----------------  -------------  -------------
ASSETS:
Investments:
  Calvert Responsibly
   Invested Balanced
   Portfolio

    Shares

    Cost
    Market Value.........        --                --             --
  Hartford International
   Advisers Fund, Inc.

    Shares

    Cost
    Market Value.........        --                --             --
  Smith Barney Daily
   Dividend Fund, Inc.

    Shares

    Cost
    Market Value.........        --                --             --
  Smith Barney
   Appreciation Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                --             --
  Smith Barney Government
   and Agencies Fund

    Shares

    Cost
    Market Value.........        --                --             --
  TCI Advantage Fund

    Shares

    Cost
    Market Value.........        --                --             --
  TCI Growth Fund

    Shares

    Cost
    Market Value.........        --                --             --
  Fidelity VIP Overseas
   Fund

    Shares

    Cost
    Market Value.........        --                --             --
  Fidelity VIP Asset
   Manager

    Shares

    Cost
    Market Value.........    $    339,277          --             --
  Fidelity VIP II
   Contrafund Fund

    Shares

    Cost
    Market Value.........        --           $  1,985,660        --
  Fidelity VIP Growth
   Fund

    Shares

    Cost
    Market Value.........        --                --        $  2,204,418
  Dividends receivable...             323            5,820         14,634
  Receivable from fund
   shares sold...........        --                --             --
                                 --------     -------------  -------------
  Total Assets...........         339,600        1,991,480      2,219,052
                                 --------     -------------  -------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....        --                --
  Payable for fund shares
   purchased.............             322            5,787         14,566
                                 --------     -------------  -------------
  Total Liabilities......             322            5,787         14,566
                                 --------     -------------  -------------
  Net Assets (variable
   annuity contract
   liabilities)..........    $    339,278     $  1,985,693   $  2,204,486
                                 --------     -------------  -------------
                                 --------     -------------  -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF ASSETS & LIABILITIES -- (CONTINUED)
 DECEMBER 31, 1995

                                                        UNITS
                                                       OWNED BY       UNIT        CONTRACT
                                                     PARTICIPANTS     PRICE      LIABILITY
                                                     ------------   ---------  --------------
 DEFERRED ANNUITY CONTRACTS IN THE ACCUMULATION
  PERIOD:
 INDIVIDUAL SUB-ACCOUNTS:
   Bond Fund Qualified 1.00%.......................       330,535   $3.614932  $    1,194,862
   Bond Fund Non-Qualified 1.00%...................     2,376,794    3.559970       8,461,314
   Bond Fund 1.25%.................................    99,377,458    1.880012     186,830,814
   Bond Fund .25%..................................       166,334    1.239350         206,147
   Stock Fund Qualified 1.00%......................       939,764    5.545871       5,211,810
   Stock Fund Non-Qualified 1.00%..................     4,081,077    5.303060      21,642,195
   Stock Fund 1.25%................................   285,640,499    2.887494     824,785,225
   Stock Fund .25%.................................     1,618,784    1.502213       2,431,758
   Money Market Fund Qualified 1.00%...............     1,177,896    2.367583       2,788,767
   Money Market Fund Non-Qualified 1.00%...........    10,104,811    2.368697      23,935,237
   Money Market Fund 1.25%.........................   102,634,648    1.527530     156,777,504
   Money Market Fund .25%..........................       456,402    1.122937         512,510
   Advisers Fund Qualified 1.00%...................     4,044,765    3.760737      15,211,298
   Advisers Fund Non-Qualified 1.00%...............    13,795,777    3.760737      51,882,290
   Advisers Fund 1.25%.............................   888,803,486    2.523174   2,242,605,847
   Advisers Fund .25%..............................     1,771,831    1.393346       2,468,774
   U.S. Government Money Market Fund Qualified
    1.00%..........................................        19,616    1.892119          37,114
   U.S. Government Money Market Fund 1.25%.........        47,846    1.468327          70,254
   Capital Appreciation Fund Qualified 1.00%.......       891,369    5.633469       5,021,500
   Capital Appreciation Fund Non-Qualified 1.00%...     3,858,935    5.630910      21,729,315
   Capital Appreciation Fund 1.25%.................   292,670,757    3.364100     984,573,694
   Capital Appreciation Fund .25%..................     3,995,733    1.602738       6,404,113
   Mortgage Securities Fund Qualified 1.00%........     1,001,153    2.398054       2,400,819
   Mortgage Securities Fund Non-Qualified 1.00%....     9,957,413    2.398054      23,878,416
   Mortgage Securities Fund 1.25%..................   101,881,342    1.877823     191,315,127
   Mortgage Securities Fund .25%...................       135,236    1.202163         162,576
   Index Fund 1.25%................................    65,954,010    2.359499     155,618,421
   Index Fund .25%.................................       353,859    1.497118         529,769
   International Opportunities Fund Qualified
    1.00%..........................................       403,256    1.347555         543,410
   International Opportunities Fund Non-Qualified
    1.00%..........................................     1,764,588    1.347508       2,377,796
   International Opportunities Fund 1.25%..........   238,085,775    1.329133     316,447,660
   International Opportunities Fund .25%...........     1,377,623    1.472543       2,028,610
   Dividend and Growth Fund Qualified 1.00%........        61,189    1.365504          83,554
   Dividend and Growth Fund Non-Qualified 1.00%....       665,428    1.365504         908,645
   Dividend and Growth Fund 1.25%..................    83,505,795    1.359330     113,511,933
   Dividend and Growth Fund .25%...................       220,038    1.384195         304,576
   International Advisers Fund Qualified 1.00%.....        10,000    1.148740          11,487
   International Advisers Fund Non-Qualified
    1.00%..........................................        29,725    1.148740          34,146
   International Advisers Fund 1.25%...............     6,577,380    1.146332       7,539,861

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                        UNITS
                                                       OWNED BY       UNIT        CONTRACT
                                                     PARTICIPANTS     PRICE      LIABILITY
                                                     ------------   ---------  --------------
 INDIVIDUAL SUB-ACCOUNTS -- (CONTINUED)
   International Advisers Fund .25%................        10,419   $1.155977  $       12,044
   Smith Barney Daily Dividend, Inc. Qualified
    1.00%..........................................        81,953    2.568390         210,487
   Smith Barney Daily Dividend, Inc. Non-Qualified
    1.00%..........................................       135,021    2.657806         358,860
   Smith Barney Appreciation Fund, Inc. Qualified
    1.00%..........................................        23,659    6.273870         148,434
   Smith Barney Government and Agencies, Inc.
    Qualified 1.0%.................................        18,334    2.316404          42,469
                                                                               --------------
   Sub-total Individual Sub-Accounts...............                             5,383,251,442
                                                                               --------------
 GROUP SUB-ACCOUNTS:
   Bond Fund Qualified 1.00% QP....................     1,430,095    4.233986       6,055,001
   Bond Fund 1.25% DCII............................     1,368,191    4.095031       5,602,785
   Bond Fund .15% DCII.............................       282,400    3.858322       1,089,592
   Stock Fund Qualified 1.00% QP...................     3,836,835    9.274144      35,583,358
   Stock Fund Qualified .825% QP...................     1,348,097    7.448476      10,041,270
   Stock Fund Non-Qualified 1.00% NQ...............        88,666    7.276670         645,195
   Stock Fund Non-Qualified .825% NQ...............       834,235    7.461553       6,224,688
   Stock Fund 1.25% DCII...........................     4,412,560    8.968113      39,572,332
   Stock Fund .15% DCII............................       824,645    6.963929       5,742,769
   Money Market Fund Qualified .375% QP............         2,294    2.953210           6,776
   Money Market Fund 1.25% DCII....................       988,763    2.623540       2,594,060
   Money Market Fund .15% DCII.....................       266,532    2.551494         680,054
   Advisers Fund 1.25% DCII........................     9,212,081    3.646658      33,593,308
   Advisers Fund .15% DCII.........................       645,782    4.188043       2,704,563
   U.S. Government Money Market Fund 1.25% DCII....       585,783    1.832902       1,073,683
   U.S. Government Money Market Fund .15% DCII.....        42,168    2.111581          89,042
   Capital Appreciation Fund 1.25% DCII............     9,081,481    5.477917      49,747,602
   Capital Appreciation Fund .15% DCII.............       737,352    6.223880       4,589,189
   Mortgage Securities Fund 1.25% DCII.............     1,149,499    2.333132       2,681,933
   Mortgage Securities Fund .15% DCII..............        76,381    2.631908         201,028
   Index Fund 1.25% DCII...........................     3,153,427    2.352860       7,419,573
   Index Fund .15% DCII............................       281,881    2.557622         720,946
   International Opportunities Fund 1.25% DCII.....     4,520,023    1.329322       6,008,567
   International Opportunities Fund .15% DCII......       328,735    1.411986         464,169
   Dividend and Growth Fund 1.25% DCII.............       557,608    1.222612         681,738
   Calvert Responsibly Invested Balanced Portfolio
    1.25% DCII.....................................       922,893    1.816735       1,676,653
   TCI Advantage Fund 1.25% DCII...................        36,249    1.051440          38,113
   TCI Growth Fund 1.25% DCII......................       633,767    1.080853         685,009
   Fidelity VIP Overseas Fund 1.25% DCII...........       181,421    1.030158         186,893
   Fidelity VIP II Asset Manager Fund 1.25% DCII...       312,179    1.086805         339,278
   Fidelity VIP II Contrafund Fund 1.25% DCII......     1,807,601    1.098524       1,985,693

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF ASSETS & LIABILITIES -- (CONTINUED)
 DECEMBER 31, 1995

                                                        UNITS
                                                       OWNED BY       UNIT        CONTRACT
                                                     PARTICIPANTS     PRICE      LIABILITY
                                                     ------------   ---------  --------------
 GROUP SUB-ACCOUNTS -- (CONTINUED)
   Fidelity VIP Growth Fund 1.25% DCII.............     2,054,903   $1.072793  $    2,204,486
                                                                               --------------
   Sub-total Group Sub-Accounts....................                               230,929,346
                                                                               --------------
 TOTAL ACCUMULATION PERIOD.........................                             5,614,180,788
                                                                               --------------
 ANNUITY CONTRACTS IN THE ANNUITY PERIOD:
 INDIVIDUAL SUB-ACCOUNTS:
   Bond Fund Non-Qualified 1.00%...................           360    3.559970           1,281
   Bond Fund 1.25%.................................       146,793    1.880012         275,972
   Stock Fund Non-Qualified 1.00%..................         6,396    5.303060          33,918
   Stock Fund 1.25%................................       338,160    2.887494         976,434
   Money Market Fund Qualified 1.00%...............        15,106    2.367583          35,766
   Money Market Fund Non-Qualified 1.00%...........       102,049    2.368697         241,724
   Money Market Fund 1.25%.........................       384,819    1.527530         587,823
   Advisers Fund Qualified 1.00%...................         4,802    3.760737          18,058
   Advisers Fund Non-Qualified 1.00%...............        63,789    3.760737         239,894
   Advisers Fund 1.25%.............................       864,266    2.523174       2,180,695
   U.S. Government Money Market Fund Qualified
    1.00%..........................................        17,575    1.892119          33,254
   Capital Appreciation Fund Non-Qualified 1.00%...         4,341    5.630910          24,443
   Capital Appreciation Fund 1.25%.................       102,482    3.364100         344,759
   Mortgage Securities Fund Non-Qualified 1.00%....       102,291    2.398054         245,299
   Mortgage Securities Fund 1.25%..................        89,747    1.877823         168,529
   Index Fund 1.25%................................        65,687    2.359499         154,988
   International Opportunities Fund 1.25%..........       177,975    1.329133         236,552
   Dividend and Growth Fund 1.25%..................        17,276    1.359330          23,484
                                                                               --------------
   Sub-total Individual Sub-Accounts...............                                 5,822,873
                                                                               --------------
 GROUP SUB-ACCOUNTS:
   Bond Fund Qualified 1.00% QP....................        81,632    4.233986         345,630
   Bond Fund 1.25% DCII............................       303,107    4.095031       1,241,231
   Bond Fund 1.00% DCII............................        12,827    4.217255          54,094
   Bond Fund .15% DCII.............................         1,062    3.858322           4,099
   Stock Fund Qualified 1.00% QP...................       238,834    9.274144       2,214,981
   Stock Fund Qualified .825% QP...................        56,135    7.448476         418,124
   Stock Fund Non-Qualified 1.00% NQ...............           632    7.276670           4,596
   Stock Fund Non-Qualified .825% NQ...............        58,469    7.461553         436,273
   Stock Fund 1.25% DCII...........................       985,111    8.968113       8,834,590
   Stock Fund 1.00% DCII...........................         4,395    9.245123          40,630
   Stock Fund .15% DCII............................         5,977    6.963929          41,624
   Money Market Fund 1.25% DCII....................       182,654    2.623540         479,201
   Advisers Fund 1.25% DCII........................     1,704,451    3.646658       6,215,551

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                        UNITS
                                                       OWNED BY       UNIT        CONTRACT
                                                     PARTICIPANTS     PRICE      LIABILITY
                                                     ------------   ---------  --------------
 GROUP SUB-ACCOUNTS -- (CONTINUED)
   Advisers Fund .15% DCII.........................        23,283   $4.188043  $       97,512
   U.S. Government Money Market Fund 1.25% DCII....       130,137    1.832902         238,529
   Capital Appreciation Fund 1.25% DCII............       462,860    5.477917       2,535,508
   Capital Appreciation Fund .15% DCII.............           246    6.223880           1,529
   Mortgage Securities Fund 1.25% DCII.............       155,161    2.333132         362,011
   Index Fund 1.25% DCII...........................       404,476    2.352860         951,675
   International Opportunities Fund 1.25% DCII.....       151,356    1.329322         201,201
   Dividend and Growth Fund Sub-Account............        53,389    1.222612          65,274
   Calvert Responsibly Invested Balanced Portfolio
    1.25% DCII.....................................        47,806    1.816735          86,850
   TCI Advantage Fund Sub-Account..................         8,377    1.051440           8,808
   TCI Growth Fund Sub-Account.....................         7,783    1.080853           8,413
                                                                               --------------
   Sub-total Group Sub-Accounts....................                                24,887,934
                                                                               --------------
 TOTAL ANNUITY PERIOD..............................                                30,710,807
                                                                               --------------
 GRAND TOTAL.......................................                            $5,644,891,595
                                                                               --------------
                                                                               --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Separate Account Two
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1995

                                                               MONEY
                             BOND FUND       STOCK FUND     MARKET FUND
                            SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           --------------   -------------   ------------
INVESTMENT INCOME:
  Dividends..............    $11,511,264    $  17,813,206   $12,163,281
EXPENSES:
  Mortality and expense
   undertakings..........     (2,154,558)      (9,711,073)   (2,622,588)
                           --------------   -------------   ------------
    Net investment income
     (loss)..............      9,356,706        8,102,133     9,540,693
                           --------------   -------------   ------------
  Capital gains income...       --             26,305,598       --
                           --------------   -------------   ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        117,877        2,168,121       --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     18,122,724      184,154,644       --
                           --------------   -------------   ------------
    Net gains (losses) on
     investments.........     18,240,601      186,322,765       --
                           --------------   -------------   ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $27,597,307    $ 220,730,496   $ 9,540,693
                           --------------   -------------   ------------
                           --------------   -------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                              U.S. GOVERNMENT           CAPITAL           MORTGAGE
                           ADVISERS FUND     MONEY MARKET FUND     APPRECIATION FUND   SECURITIES FUND
                            SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT
                           --------------   --------------------   -----------------   ---------------
INVESTMENT INCOME:
  Dividends..............   $ 73,528,138          $72,752            $  8,061,601        $14,206,415
EXPENSES:
  Mortality and expense
   undertakings..........    (25,531,142)         (15,807)            (10,434,564)        (2,658,370)
                           --------------        --------          -----------------   ---------------
    Net investment income
     (loss)..............     47,996,996           56,945              (2,372,963)        11,548,045
                           --------------        --------          -----------------   ---------------
  Capital gains income...     21,614,744         --                    34,687,769           --
                           --------------        --------          -----------------   ---------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      1,643,658         --                     2,276,572           (490,628)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    410,209,012         --                   168,562,628         18,815,991
                           --------------        --------          -----------------   ---------------
    Net gains (losses) on
     investments.........    411,852,670         --                   170,839,200         18,325,363
                           --------------        --------          -----------------   ---------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $481,464,410          $56,945            $203,154,006        $29,873,408
                           --------------        --------          -----------------   ---------------
                           --------------        --------          -----------------   ---------------

                                             INTERNATIONAL      DIVIDEND AND
                            INDEX FUND     OPPORTUNITIES FUND    GROWTH FUND
                            SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
                           -------------   ------------------   -------------
INVESTMENT INCOME:
  Dividends..............  $  3,104,555       $ 4,858,678        $ 1,834,675
EXPENSES:
  Mortality and expense
   undertakings..........    (1,562,001)       (3,752,084)          (789,977)
                           -------------   ------------------   -------------
    Net investment income
     (loss)..............     1,542,554         1,106,594          1,044,698
                           -------------   ------------------   -------------
  Capital gains income...        38,706         2,695,768            --
                           -------------   ------------------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       969,630          (488,089)             4,933
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    34,721,169        32,521,726         18,047,295
                           -------------   ------------------   -------------
    Net gains (losses) on
     investments.........    35,690,799        32,033,637         18,052,228
                           -------------   ------------------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....  $ 37,272,059       $35,835,999        $19,096,926
                           -------------   ------------------   -------------
                           -------------   ------------------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1995

                               CALVERT
                             RESPONSIBLY                     SMITH BARNEY
                              INVESTED                          DAILY
                              BALANCED       INTERNATIONAL     DIVIDEND
                              PORTFOLIO      ADVISERS FUND       FUND
                             SUB-ACCOUNT     SUB-ACCOUNT*    SUB-ACCOUNT
                           ---------------   -------------   ------------
INVESTMENT INCOME:
  Dividends..............    $    104,255    $    193,566    $    32,338
EXPENSES:
  Mortality and expense
   undertakings..........         (16,809)        (29,492)        (5,998)
                           ---------------   -------------   ------------
    Net investment income
     (loss)..............          87,446         164,074         26,340
                           ---------------   -------------   ------------
  Capital gains income...          50,438         --             --
                           ---------------   -------------   ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........           1,044           6,279        --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         184,034         177,844        --
                           ---------------   -------------   ------------
    Net gains (losses) on
     investments.........         185,078         184,123        --
                           ---------------   -------------   ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $    322,962    $    348,197    $    26,340
                           ---------------   -------------   ------------
                           ---------------   -------------   ------------

 * From Inception, March 1, 1995 to December 31, 1995.
** From Inception, July 1, 1995 to December 31, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                  SMITH BARNEY
                            SMITH BARNEY         GOVERNMENT AND             TCI                TCI         FIDELITY VIP
                          APPRECIATION FUND      AGENCIES FUND         ADVANTAGE FUND      GROWTH FUND    OVERSEAS FUND
                             SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT**      SUB-ACCOUNT**   SUB-ACCOUNT**
                          -----------------   --------------------   ------------------  ---------------  --------------
INVESTMENT INCOME:
  Dividends..............      $ 2,392             $    2,387           $        757       $   --             $--
EXPENSES:
  Mortality and expense
   undertakings..........       (1,351)                  (449)                  (208)            (2,133)        (491)
                               -------                 ------                 ------            -------       ------
    Net investment income
     (loss)..............        1,041                  1,938                    549             (2,133)        (491)
                               -------                 ------                 ------            -------       ------
  Capital gains income...       11,468              --                     --                  --             --
                               -------                 ------                 ------            -------       ------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........          148              --                           (90)               938         (240)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       20,104              --                         1,195              6,645        3,459
                               -------                 ------                 ------            -------       ------
    Net gains (losses) on
     investments.........       20,252              --                         1,105              7,583        3,219
                               -------                 ------                 ------            -------       ------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      $32,761             $    1,938           $      1,654       $      5,450       $2,728
                               -------                 ------                 ------            -------       ------
                               -------                 ------                 ------            -------       ------

                            FIDELITY VIP II
                             ASSET MANAGER     FIDELITY VIP II   FIDELITY VIP
                                 FUND          CONTRAFUND FUND    GROWTH FUND
                             SUB-ACCOUNT**      SUB-ACCOUNT**    SUB-ACCOUNT**
                           -----------------  -----------------  -------------
INVESTMENT INCOME:
  Dividends..............    $   --             $     25,425     $    --
EXPENSES:
  Mortality and expense
   undertakings..........          (1,491)            (6,192)          (6,603)
                                  -------            -------     -------------
    Net investment income
     (loss)..............          (1,491)            19,233           (6,603)
                                  -------            -------     -------------
  Capital gains income...        --                 --                --
                                  -------            -------     -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........             456               (577)          (2,056)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................          18,860             17,225          (34,445)
                                  -------            -------     -------------
    Net gains (losses) on
     investments.........          19,316             16,648          (36,501)
                                  -------            -------     -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $     17,825       $     35,881     $    (43,104)
                                  -------            -------     -------------
                                  -------            -------     -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1995

                                                          MONEY
                            BOND FUND     STOCK FUND   MARKET FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           ------------  ------------  -----------
OPERATIONS:
  Net investment income
   (loss)................  $  9,356,706  $  8,102,133  $9,540,693
  Capital gains income...       --         26,305,598      --
  Net realized gain
   (loss) on security
   transactions..........       117,877     2,168,121      --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    18,122,724   184,154,644      --
                           ------------  ------------  -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    27,597,307   220,730,496   9,540,693
                           ------------  ------------  -----------
UNIT TRANSACTIONS:
  Purchases..............    18,860,293   101,236,958  48,515,026
  Net transfers..........    17,461,966    34,337,542  (83,703,644)
  Surrenders.............   (12,010,919)  (38,089,217) (27,263,647)
  Net annuity
   transactions..........       (33,972)      563,526    (138,249 )
                           ------------  ------------  -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    24,277,368    98,048,809  (62,590,514)
                           ------------  ------------  -----------
  Total increase
   (decrease) in net
   assets................    51,874,675   318,779,305  (53,049,821)
NET ASSETS:
  Beginning of period....   159,488,147   646,102,465  241,689,243
                           ------------  ------------  -----------
  End of period..........  $211,362,822  $964,881,770  $188,639,422
                           ------------  ------------  -----------
                           ------------  ------------  -----------

HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1994

                                                          MONEY
                            BOND FUND     STOCK FUND   MARKET FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           ------------  ------------  -----------
OPERATIONS:
  Net investment income
   (loss)................  $  8,147,222  $  5,872,155  $6,069,008
  Capital gains income...     3,020,067    34,722,942      --
  Net realized gain
   (loss) on security
   transactions..........      (421,917)     (203,916)     --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   (19,519,205)  (59,765,259)     --
                           ------------  ------------  -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (8,773,833)  (19,374,078)  6,069,008
                           ------------  ------------  -----------
UNIT TRANSACTIONS:
  Purchases..............    29,721,918   105,127,448  72,433,601
  Net transfers..........   (10,176,062)   20,445,965  10,951,538
  Surrenders.............   (11,477,200)  (25,527,779) (33,930,464)
  Net annuity
   transactions..........       284,001     1,000,538     596,459
                           ------------  ------------  -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     8,352,657   101,046,172  50,051,134
                           ------------  ------------  -----------
  Total increase
   (decrease) in net
   assets................      (421,176)   81,672,094  56,120,142
NET ASSETS:
  Beginning of period....   159,909,323   564,430,371  185,569,101
                           ------------  ------------  -----------
  End of period..........  $159,488,147  $646,102,465  $241,689,243
                           ------------  ------------  -----------
                           ------------  ------------  -----------

* From inception, March 8, 1994, to December 31, 1994.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                          U.S. GOVERNMENT         CAPITAL         MORTGAGE                     INTERNATIONAL
                          ADVISERS FUND  MONEY MARKET FUND   APPRECIATION FUND SECURITIES FUND  INDEX FUND   OPPORTUNITIES FUND
                           SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                          ---------------------------------- ----------------- --------------- ------------- ------------------
OPERATIONS:
  Net investment income
   (loss)................ $  47,996,996      $   56,945       $   (2,372,963)   $ 11,548,045   $   1,542,554    $  1,106,594
  Capital gains income...    21,614,744       --                  34,687,769        --                38,706       2,695,768
  Net realized gain
   (loss) on security
   transactions..........     1,643,658       --                   2,276,572        (490,628)        969,630        (488,089)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   410,209,012       --                 168,562,628      18,815,991      34,721,169      32,521,726
                          --------------    -----------      ----------------- --------------- ------------- ------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............   481,464,410          56,945          203,154,006      29,873,408      37,272,059      35,835,999
                          --------------    -----------      ----------------- --------------- ------------- ------------------
UNIT TRANSACTIONS:
  Purchases..............   189,985,618         247,760          164,142,420       9,787,879      22,856,837      27,669,493
  Net transfers..........    (5,608,414 )          17,612        104,275,366     (15,085,789)     14,885,934     (24,115,834)
  Surrenders.............  (110,192,361 )         (76,250)       (29,551,158)    (16,689,694)     (4,088,509)     (12,086,298)
  Net annuity
   transactions..........       487,625          84,208              482,089          13,331          84,999         124,982
                          --------------    -----------      ----------------- --------------- ------------- ------------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    74,672,468         273,330          239,348,717     (21,974,273)     33,739,261      (8,407,657)
                          --------------    -----------      ----------------- --------------- ------------- ------------------
  Total increase
   (decrease) in net
   assets................   556,136,878         330,275          442,502,723       7,899,135      71,011,320      27,428,342
NET ASSETS:
  Beginning of period.... 1,801,080,912       1,211,601          632,468,929     213,516,603      94,384,052     300,879,623
                          --------------    -----------      ----------------- --------------- ------------- ------------------
  End of period.......... $2,357,217,790      $1,541,876      $1,074,971,652    $221,415,738   $ 165,395,372    $328,307,965
                          --------------    -----------      ----------------- --------------- ------------- ------------------
                          --------------    -----------      ----------------- --------------- ------------- ------------------

                                          U.S. GOVERNMENT         CAPITAL         MORTGAGE                     INTERNATIONAL
                          ADVISERS FUND  MONEY MARKET FUND   APPRECIATION FUND SECURITIES FUND  INDEX FUND   OPPORTUNITIES FUND
                           SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                          ---------------------------------- ----------------- --------------- ------------- ------------------
OPERATIONS:
  Net investment income
   (loss)................ $  36,400,916      $   28,918       $   (4,596,707)   $ 12,903,970   $   1,155,546    $    415,635
  Capital gains income...    47,447,226       --                  42,093,901       1,176,728        --             --
  Net realized gain
   (loss) on security
   transactions..........       414,315       --                     316,913      (2,117,604)        177,595         (38,119)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................  (154,737,742 )       --               (28,599,970)    (19,218,450)     (1,319,890)      (9,418,006)
                          --------------    -----------      ----------------- --------------- ------------- ------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............   (70,475,285 )          28,918          9,214,137      (7,255,356)         13,251      (9,040,490)
                          --------------    -----------      ----------------- --------------- ------------- ------------------
UNIT TRANSACTIONS:
  Purchases..............   419,190,064         205,153          147,740,784      19,118,960      11,954,835      93,762,262
  Net transfers..........    14,104,761        (151,291)          33,684,129     (49,453,490)       (438,563)      55,977,196
  Surrenders.............   (88,886,489 )         (65,287)       (18,517,067)    (20,146,010)     (3,246,522)      (7,306,583)
  Net annuity
   transactions..........     2,114,613         (29,641)             396,915         137,102          59,473        (104,557)
                          --------------    -----------      ----------------- --------------- ------------- ------------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   346,522,949         (41,066)         163,304,761     (50,343,438)      8,329,223     142,328,318
                          --------------    -----------      ----------------- --------------- ------------- ------------------
  Total increase
   (decrease) in net
   assets................   276,047,664         (12,148)         172,518,898     (57,598,794)      8,342,474     133,287,828
NET ASSETS:
  Beginning of period.... 1,525,033,248       1,223,749          459,950,031     271,115,397      86,041,578     167,591,795
                          --------------    -----------      ----------------- --------------- ------------- ------------------
  End of period.......... $1,801,080,912      $1,211,601      $  632,468,929    $213,516,603   $  94,384,052    $300,879,623
                          --------------    -----------      ----------------- --------------- ------------- ------------------
                          --------------    -----------      ----------------- --------------- ------------- ------------------

                           DIVIDEND AND
                            GROWTH FUND
                            SUB-ACCOUNT
                           -------------
OPERATIONS:
  Net investment income
   (loss)................  $  1,044,698
  Capital gains income...       --
  Net realized gain
   (loss) on security
   transactions..........         4,933
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    18,047,295
                           -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    19,096,926
                           -------------
UNIT TRANSACTIONS:
  Purchases..............    37,005,986
  Net transfers..........    31,702,670
  Surrenders.............    (2,159,189)
  Net annuity
   transactions..........        77,507
                           -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    66,626,974
                           -------------
  Total increase
   (decrease) in net
   assets................    85,723,900
NET ASSETS:
  Beginning of period....    29,855,304
                           -------------
  End of period..........  $115,579,204
                           -------------
                           -------------
                           DIVIDEND AND
                            GROWTH FUND
                           SUB-ACCOUNT*
                           -------------
OPERATIONS:
  Net investment income
   (loss)................  $    284,164
  Capital gains income...       --
  Net realized gain
   (loss) on security
   transactions..........         1,622
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (486,442)
                           -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      (200,656)
                           -------------
UNIT TRANSACTIONS:
  Purchases..............    13,185,613
  Net transfers..........    17,422,326
  Surrenders.............      (551,979)
  Net annuity
   transactions..........       --
                           -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    30,055,960
                           -------------
  Total increase
   (decrease) in net
   assets................    29,855,304
NET ASSETS:
  Beginning of period....       --
                           -------------
  End of period..........  $ 29,855,304
                           -------------
                           -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1995

                               CALVERT
                             RESPONSIBLY                     SMITH BARNEY
                              INVESTED                          DAILY
                              BALANCED       INTERNATIONAL     DIVIDEND
                              PORTFOLIO      ADVISERS FUND       FUND
                             SUB-ACCOUNT     SUB-ACCOUNT*    SUB-ACCOUNT
                           ---------------   -------------   ------------
OPERATIONS:
  Net investment income
   (loss)................    $     87,446    $    164,074    $    26,340
  Capital gains income...          50,438         --             --
  Net realized gain
   (loss) on security
   transactions..........           1,044           6,279        --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         184,034         177,844        --
                           ---------------   -------------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         322,962         348,197         26,340
                           ---------------   -------------   ------------
UNIT TRANSACTIONS:
  Purchases..............         394,157       2,632,312        --
  Net transfers..........          19,199       4,663,681        (10,709)
  Surrenders.............         (28,010)        (46,652)       (92,200)
  Net annuity
   transactions..........          30,857         --             --
                           ---------------   -------------   ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........         416,203       7,249,341       (102,909)
                           ---------------   -------------   ------------
  Total increase
   (decrease) in net
   assets................         739,165       7,597,538        (76,569)
NET ASSETS:
  Beginning of period....       1,024,338         --             645,916
                           ---------------   -------------   ------------
  End of period..........    $  1,763,503    $  7,597,538    $   569,347
                           ---------------   -------------   ------------
                           ---------------   -------------   ------------

HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1994

                               CALVERT
                             RESPONSIBLY
                              INVESTED       SMITH BARNEY    SMITH BARNEY
                              BALANCED           DAILY       APPRECIATION
                              PORTFOLIO      DIVIDEND FUND       FUND
                             SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           ---------------   -------------   ------------
OPERATIONS:
  Net investment income
   (loss)................    $     20,465    $     17,386    $       743
  Capital gains income...        --               --               6,550
  Net realized gain
   (loss) on security
   transactions..........            (180)        --                (476)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         (59,462)        --              (9,210)
                           ---------------   -------------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         (39,177)         17,386         (2,393)
                           ---------------   -------------   ------------
UNIT TRANSACTIONS:
  Purchases..............         376,701         --                  50
  Net transfers..........         (75,712)        (18,624)         2,681
  Surrenders.............         (19,945)        (84,827)        (2,515)
  Net annuity
   transactions..........           4,610         --             --
                           ---------------   -------------   ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........         285,654        (103,451)           216
                           ---------------   -------------   ------------
  Total increase
   (decrease) in net
   assets................         246,477         (86,065)        (2,177)
NET ASSETS:
  Beginning of period....         777,861         731,981        119,398
                           ---------------   -------------   ------------
  End of period..........    $  1,024,338    $    645,916    $   117,221
                           ---------------   -------------   ------------
                           ---------------   -------------   ------------

 * From inception, March 1, 1995, to December 31, 1995.
** From inception, July 1, 1995, to December 31, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                  SMITH BARNEY
                            SMITH BARNEY         GOVERNMENT AND             TCI                TCI         FIDELITY VIP
                          APPRECIATION FUND      AGENCIES FUND         ADVANTAGE FUND      GROWTH FUND    OVERSEAS FUND
                             SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT**      SUB-ACCOUNT**   SUB-ACCOUNT**
                          -----------------   --------------------   ------------------  ---------------  --------------
OPERATIONS:
  Net investment income
   (loss)................  $        1,041          $    1,938           $        549       $     (2,133)     $   (491)
  Capital gains income...          11,468           --                     --                  --             --
  Net realized gain
   (loss) on security
   transactions..........             148           --                           (90)               938          (240)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................          20,104           --                         1,195              6,645         3,459
                                 --------             -------               --------     ---------------  --------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............          32,761               1,938                  1,654              5,450         2,728
                                 --------             -------               --------     ---------------  --------------
UNIT TRANSACTIONS:
  Purchases..............              50           --                        15,135             30,024        21,829
  Net transfers..........       --                  --                        40,646            669,352       172,761
  Surrenders.............          (1,598)             (7,562)               (19,236)           (20,127)      (10,425)
  Net annuity
   transactions..........       --                  --                         8,722              8,723       --
                                 --------             -------               --------     ---------------  --------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........          (1,548)             (7,562)                45,267            687,972       184,165
                                 --------             -------               --------     ---------------  --------------
  Total increase
   (decrease) in net
   assets................          31,213              (5,624)                46,921            693,422       186,893
NET ASSETS:
  Beginning of period....         117,221              48,093              --                  --             --
                                 --------             -------               --------     ---------------  --------------
  End of period..........  $      148,434          $   42,469           $     46,921       $    693,422      $186,893
                                 --------             -------               --------     ---------------  --------------
                                 --------             -------               --------     ---------------  --------------

                            SMITH BARNEY
                           GOVERNMENT AND
                            AGENCIES FUND
                             SUB-ACCOUNT
                          -----------------
OPERATIONS:
  Net investment income
   (loss)................  $        1,269
  Capital gains income...       --
  Net realized gain
   (loss) on security
   transactions..........       --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       --
                                 --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............           1,269
                                 --------
UNIT TRANSACTIONS:
  Purchases..............       --
  Net transfers..........       --
  Surrenders.............          (6,354)
  Net annuity
   transactions..........       --
                                 --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........          (6,354)
                                 --------
  Total increase
   (decrease) in net
   assets................          (5,085)
NET ASSETS:
  Beginning of period....          53,178
                                 --------
  End of period..........  $       48,093
                                 --------
                                 --------

                                                FIDELITY VIP
                                                     II
                            FIDELITY VIP II      CONTRAFUND    FIDELITY VIP
                           ASSET MANAGER FUND       FUND        GROWTH FUND
                             SUB-ACCOUNT**     SUB-ACCOUNT**   SUB-ACCOUNT**
                           ------------------  --------------  -------------
OPERATIONS:
  Net investment income
   (loss)................     $     (1,491)     $     19,233   $     (6,603)
  Capital gains income...        --                 --              --
  Net realized gain
   (loss) on security
   transactions..........              456              (577)        (2,056)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................           18,860            17,225        (34,445)
                                  --------     --------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............           17,825            35,881        (43,104)
                                  --------     --------------  -------------
UNIT TRANSACTIONS:
  Purchases..............           32,160            89,641        120,267
  Net transfers..........          300,031         1,871,915      2,148,417
  Surrenders.............          (10,738)          (11,744)       (21,094)
  Net annuity
   transactions..........        --                 --              --
                                  --------     --------------  -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........          321,453         1,949,812      2,247,590
                                  --------     --------------  -------------
  Total increase
   (decrease) in net
   assets................          339,278         1,985,693      2,204,486
NET ASSETS:
  Beginning of period....        --                 --              --
                                  --------     --------------  -------------
  End of period..........     $    339,278      $  1,985,693   $  2,204,486
                                  --------     --------------  -------------
                                  --------     --------------  -------------
OPERATIONS:
  Net investment income
   (loss)................
  Capital gains income...
  Net realized gain
   (loss) on security
   transactions..........
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................
  Net increase (decrease)
   in net assets
   resulting from
   operations............
UNIT TRANSACTIONS:
  Purchases..............
  Net transfers..........
  Surrenders.............
  Net annuity
   transactions..........
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........
  Total increase
   (decrease) in net
   assets................
NET ASSETS:
  Beginning of period....
  End of period..........

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1995

 1.  ORGANIZATION:

    Separate Account Two (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following  is  a  summary  of significant  accounting  policies  of  the
    Account,   which  are  in  accordance  with  generally  accepted  accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Hartford, Smith Barney, TCI, Fidelity and Calvert Responsibily Invested Series mutual funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1995.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    a) MORTALITY AND EXPENSE UNDERTAKINGS--The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of up to 1.25% of the Account's average daily net assets.

    b) DEDUCTION OF ANNUAL MAINTENANCE FEE--Annual maintenance fees are deducted through termination of units of interest from applicable contract owners' accounts, in accordance with the terms of the contracts.

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWO AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets & liabilities of Hartford Life Insurance Company Separate Account Two (the Account) as of December 31, 1995, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hartford Life Insurance Company Separate Account Two as of December 31, 1995, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

 Hartford, Connecticut
 February 19, 1996                                           Arthur Andersen LLP

 Separate Account Variable Life One
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF ASSETS & LIABILITIES
 DECEMBER 31, 1995

                                                            MONEY
                             BOND FUND     STOCK FUND    MARKET FUND   ADVISERS FUND
                            SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -------------   -----------   -----------   -------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                                                         1,606,221
    Cost                                                          $1,561,680
    Market Value.........    $1,651,616        --            --            --
  Hartford Stock Fund,
   Inc.
    Shares                                                         1,967,237
    Cost                                                          $5,980,432
    Market Value.........       --         $6,938,484        --            --
  HVA Money Market Fund,
   Inc.
    Shares                                                         9,602,997
    Cost                                                          $9,602,997
    Market Value.........       --             --        $9,602,997        --
  Hartford Advisers Fund,
   Inc.
    Shares                                                         2,369,257
    Cost                                                          $4,065,702
    Market Value.........       --             --            --         $4,640,048
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                                                         2,302,713
    Cost                                                          $7,054,945
    Market Value.........       --             --            --            --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                                                          641,321
    Cost                                                       $    656,691
    Market Value.........       --             --            --            --
  Hartford Index Fund,
   Inc.
    Shares                                                          738,584
    Cost                                                          $1,326,863
    Market Value.........       --             --            --            --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                                                         3,016,436
    Cost                                                          $3,619,160
    Market Value.........       --             --            --            --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                                                           46,225
    Cost                                                     $       55,570
    Market Value.........       --             --            --            --
  Fidelity VIP Equity
   Income Fund
    Shares                                                           37,136
    Cost                                                       $    877,721
    Market Value.........       --             --            --            --
  Fidelity VIP Overseas
   Fund
    Shares                                                            4,484
    Cost                                                     $       74,109
    Market Value.........       --             --            --            --
  Fidelity Asset Manager
   Fund
    Shares                                                            2,344
    Cost                                                     $       34,516
    Market Value.........       --             --            --            --
  Due from Hartford Life
   Insurance Company.....           584        46,514     1,235,574         25,477
  Receivable from fund
   shares sold...........       --             --            --            --
                           -------------   -----------   -----------   -------------
  Total Assets...........     1,652,200     6,984,998    10,838,571      4,665,525
                           -------------   -----------   -----------   -------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --             --            --            --
  Payable for fund shares
   purchased.............           584        46,515     1,229,222         25,478
                           -------------   -----------   -----------   -------------
  Total Liabilities......           584        46,515     1,229,222         25,478
                           -------------   -----------   -----------   -------------
  Net Assets (variable
   life contract
   liabilities)..........    $1,651,616    $6,938,483    $9,609,349     $4,640,047
                           -------------   -----------   -----------   -------------
                           -------------   -----------   -----------   -------------
Units Outstanding........     1,386,137     4,822,055     8,593,579      3,459,254
Accumulation Unit Value
  at end of period.......    $ 1.191524    $ 1.438906    $ 1.118201     $ 1.341343

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                                   FIDELITY VIP
                                CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND      EQUITY
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND    INCOME FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACOUNT
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                                                         1,606,221
    Cost                                                          $1,561,680
    Market Value.........       --                  --               --              --                 --             --
  Hartford Stock Fund,
   Inc.
    Shares                                                         1,967,237
    Cost                                                          $5,980,432
    Market Value.........       --                  --               --              --                 --             --
  HVA Money Market Fund,
   Inc.
    Shares                                                         9,602,997
    Cost                                                          $9,602,997
    Market Value.........       --                  --               --              --                 --             --
  Hartford Advisers Fund,
   Inc.
    Shares                                                         2,369,257
    Cost                                                          $4,065,702
    Market Value.........       --                  --               --              --                 --             --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                                                         2,302,713
    Cost                                                          $7,054,945
    Market Value.........     $8,035,685            --               --              --                 --             --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                                                          641,321
    Cost                                                       $    656,691
    Market Value.........       --               $  687,022          --              --                 --             --
  Hartford Index Fund,
   Inc.
    Shares                                                          738,584
    Cost                                                          $1,326,863
    Market Value.........       --                  --           $1,497,790          --                 --             --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                                                         3,016,436
    Cost                                                          $3,619,160
    Market Value.........       --                  --               --            $3,938,532           --             --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                                                           46,225
    Cost                                                     $       55,570
    Market Value.........       --                  --               --              --              $   60,878        --
  Fidelity VIP Equity
   Income Fund
    Shares                                                           37,136
    Cost                                                       $    877,721
    Market Value.........       --                  --               --              --                 --          $  715,612
  Fidelity VIP Overseas
   Fund
    Shares                                                            4,484
    Cost                                                     $       74,109
    Market Value.........       --                  --               --              --                 --             --
  Fidelity Asset Manager
   Fund
    Shares                                                            2,344
    Cost                                                     $       34,516
    Market Value.........       --                  --               --              --                 --             --
  Due from Hartford Life
   Insurance Company.....        152,277              1,239          45,827           151,542           --                  10
  Receivable from fund
   shares sold...........       --                  --               --              --                   7,874        --
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
  Total Assets...........      8,187,962            688,261       1,543,617         4,090,074            68,752        715,622
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --                  --               --              --                   7,874        --
  Payable for fund shares
   purchased.............        152,276              1,239          45,827           151,543           --             --
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
  Total Liabilities......        152,276              1,239          45,827           151,543             7,874        --
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
  Net Assets (variable
   life contract
   liabilities)..........     $8,035,686         $  687,022      $1,497,790        $3,938,531        $   60,878     $  715,622
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
Units Outstanding........      5,555,220            583,159       1,043,582         2,972,166            49,377        595,397
Accumulation Unit Value
  at end of period.......     $ 1.446511         $ 1.178104      $ 1.435240        $ 1.325138        $ 1.232922     $ 1.201923

                                          FIDELITY VIP
                           FIDELITY VIP        II
                             OVERSEAS        ASSET
                               FUND       MANAGER FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Stock Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --             --
  HVA Money Market Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Advisers Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Capital
   Appreciation Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Mortgage
   Securities Fund, Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Index Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford International
   Opportunities Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Dividend and
   Growth Fund, Inc.

    Shares

    Cost
    Market Value.........      --             --
  Fidelity VIP Equity
   Income Fund

    Shares

    Cost
    Market Value.........      --             --
  Fidelity VIP Overseas
   Fund

    Shares

    Cost
    Market Value.........   $   76,459        --
  Fidelity Asset Manager
   Fund

    Shares

    Cost
    Market Value.........      --          $   37,015
  Due from Hartford Life
   Insurance Company.....      --             --
  Receivable from fund
   shares sold...........       10,528         11,491
                           ------------   ------------
  Total Assets...........       86,987         48,506
                           ------------   ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       10,630         11,536
  Payable for fund shares
   purchased.............      --             --
                           ------------   ------------
  Total Liabilities......       10,630         11,536
                           ------------   ------------
  Net Assets (variable
   life contract
   liabilities)..........   $   76,357     $   36,970
                           ------------   ------------
                           ------------   ------------
Units Outstanding........       71,025         32,873
Accumulation Unit Value
  at end of period.......   $ 1.075072     $ 1.124638

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT VARIABLE LIFE ONE
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1995

                                                            MONEY
                             BOND FUND     STOCK FUND    MARKET FUND   ADVISERS FUND
                            SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -------------   -----------   -----------   -------------
INVESTMENT INCOME:
  Dividends..............     $72,383        $  97,045     $305,022      $121,941
                           -------------   -----------   -----------   -------------
    Net investment income
     (loss)..............      72,383           97,045      305,022       121,941
                           -------------   -----------   -----------   -------------
  Capital gains income...      --               85,946       --            30,081
                           -------------   -----------   -----------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       7,394            5,809       --             2,907
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      97,007        1,009,567       --           667,925
                           -------------   -----------   -----------   -------------
    Net gains (losses) on
     investments.........     104,401        1,015,376       --           670,832
                           -------------   -----------   -----------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $176,784       $1,198,367    $305,022      $822,854
                           -------------   -----------   -----------   -------------
                           -------------   -----------   -----------   -------------

* From inception, May 1, 1995, to December 31, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                                   FIDELITY VIP
                                CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND      EQUITY
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND    INCOME FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACOUNT*
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
INVESTMENT INCOME:
  Dividends..............     $   48,724           $39,041         $16,866          $ 46,972           $  536       $    5,067
                           -----------------       -------       -----------        --------           ------      ------------
    Net investment income
     (loss)..............         48,724            39,041          16,866            46,972              536            5,067
                           -----------------       -------       -----------        --------           ------      ------------
  Capital gains income...        159,934           --                  117            19,345           --              --
                           -----------------       -------       -----------        --------           ------      ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........            (91)               66             232             1,947               67               (7)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        998,680            47,911         170,588           351,104            5,309           37,890
                           -----------------       -------       -----------        --------           ------      ------------
    Net gains (losses) on
     investments.........        998,589            47,977         170,820           353,051            5,376           37,883
                           -----------------       -------       -----------        --------           ------      ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $1,207,247           $87,018         $187,803         $419,368           $5,912       $   42,950
                           -----------------       -------       -----------        --------           ------      ------------
                           -----------------       -------       -----------        --------           ------      ------------

                                          FIDELITY VIP
                           FIDELITY VIP        II
                             OVERSEAS        ASSET
                               FUND       MANAGER FUND
                           SUB-ACCOUNT*   SUB-ACCOUNT*
                           ------------   ------------
INVESTMENT INCOME:
  Dividends..............   $  --          $  --
                                ------         ------
    Net investment income
     (loss)..............      --             --
                                ------         ------
  Capital gains income...      --             --
                                ------         ------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........          140            229
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        2,351          2,499
                                ------         ------
    Net gains (losses) on
     investments.........        2,491          2,728
                                ------         ------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $    2,491     $    2,728
                                ------         ------
                                ------         ------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Separate Account Variable Life One
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1995

                                                           MONEY
                            BOND FUND    STOCK FUND     MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           -----------   -----------   --------------  -------------
OPERATIONS:
  Net investment income
   (loss)................  $   72,383    $   97,045     $     305,022   $  121,941
  Capital gains income...      --            85,946          --             30,081
  Net realized gain
   (loss) on security
   transactions..........       7,394         5,809          --              2,907
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      97,007     1,009,567          --            667,925
                           -----------   -----------   --------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     176,784     1,198,367           305,022      822,854
                           -----------   -----------   --------------  -------------
UNIT TRANSACTIONS:
  Purchases..............      80,111       891,394        30,911,497      599,791
  Net transfers..........   1,202,083     3,494,521       (22,537,618)   1,102,448
  Surrenders.............     (16,941)     (130,094)         (212,380)    (101,194)
  Net loan withdrawals...     (73,159)      (82,429)       (5,589,429)     (26,807)
  Cost of insurance and
   other fees............     (33,808)     (192,045)         (484,560)    (126,639)
                           -----------   -----------   --------------  -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   1,158,286     3,981,347         2,087,510    1,447,599
                           -----------   -----------   --------------  -------------
  Total increase
   (decrease) in net
   assets................   1,335,070     5,179,714         2,392,532    2,270,453
NET ASSETS:
  Beginning of period....     316,546     1,758,769         7,216,817    2,369,594
                           -----------   -----------   --------------  -------------
  End of period..........  $1,651,616    $6,938,483     $   9,609,349   $4,640,047
                           -----------   -----------   --------------  -------------
                           -----------   -----------   --------------  -------------

HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1994

                                                           MONEY
                           BOND FUND     STOCK FUND     MARKET FUND    ADVISERS FUND
                           SUB- ACCOUNT  SUB- ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT
                           -----------   -----------   --------------  -------------
OPERATIONS:
  Net investment income
   (loss)................  $    6,922    $   20,615     $      99,860   $   51,536
  Capital gains income...         311        27,224          --             17,202
  Net realized gain
   (loss) on security
   transactions..........        (195)         (175)         --              1,897
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (7,019)      (60,514)         --            (96,460)
                           -----------   -----------   --------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............          19       (12,850)           99,860      (25,825)
                           -----------   -----------   --------------  -------------
UNIT TRANSACTIONS:
  Purchases..............      37,028       290,304        20,258,603      434,023
  Net transfers..........     272,187     1,294,999       (13,565,371)   1,557,649
  Surrenders.............      (4,429)      (35,895)         (142,419)     (40,579)
  Loan withdrawals.......         (14)       (4,367)         (435,997)     (26,091)
  Cost of insurance......      (5,283)      (61,111)         (265,027)     (51,186)
                           -----------   -----------   --------------  -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     299,489     1,483,930         5,849,789    1,873,816
                           -----------   -----------   --------------  -------------
  Total increase
   (decrease) in net
   assets................     299,508     1,471,080         5,949,649    1,847,991
NET ASSETS:
  Beginning of period....      17,038       287,689         1,267,168      521,603
                           -----------   -----------   --------------  -------------
  End of period..........  $  316,546    $1,758,769     $   7,216,817   $2,369,594
                           -----------   -----------   --------------  -------------
                           -----------   -----------   --------------  -------------

* From inception, May 1, 1995, to December 31, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               CAPTIAL          MORTGAGE                     INTERNATIONAL     DIVIDEND AND
                          APPRECIATION FUND  SECURITIES FUND  INDEX FUND   OPPORTUNITIES FUND  GROWTH FUND
                             SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                          -----------------  ---------------  -----------  ------------------  ------------
OPERATIONS:
  Net investment income
   (loss)................    $   48,724        $    39,041    $   16,866       $   46,972       $     536
  Capital gains income...       159,934           --                 117           19,345          --
  Net realized gain
   (loss) on security
   transactions..........           (91)                66           232            1,947              67
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       998,680             47,911       170,588          351,014           5,309
                          -----------------  ---------------  -----------  ------------------  ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     1,207,247             87,018       187,803          419,278           5,912
                          -----------------  ---------------  -----------  ------------------  ------------
UNIT TRANSACTIONS:
  Purchases..............     1,865,000              9,664       258,782          968,432          30,236
  Net transfers..........     2,860,807            112,099       942,414          909,391          37,813
  Surrenders.............      (209,729)            (6,610)      (20,596)        (161,497)        (12,610)
  Net loan withdrawals...       (53,870)          --             (30,128)         (39,629)         --
  Cost of insurance and
   other fees............      (276,771)            (9,804)      (42,284)        (150,874)           (473)
                          -----------------  ---------------  -----------  ------------------  ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     4,185,437            105,349     1,108,188        1,525,823          54,966
                          -----------------  ---------------  -----------  ------------------  ------------
  Total increase
   (decrease) in net
   assets................     5,392,684            192,367     1,295,991        1,945,101          60,878
NET ASSETS:
  Beginning of period....     2,643,002            494,655       201,799        1,993,340          --
                          -----------------  ---------------  -----------  ------------------  ------------
  End of period..........    $8,035,686        $   687,022    $1,497,790       $3,938,441       $  60,878
                          -----------------  ---------------  -----------  ------------------  ------------
                          -----------------  ---------------  -----------  ------------------  ------------

                               CAPITAL          MORTGAGE                     INTERNATIONAL
                          APPRECIATION FUND  SECURITIES FUND  INDEX FUND   OPPORTUNITIES FUND
                             SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                          -----------------  ---------------  -----------  ------------------
OPERATIONS:
  Net investment income
   (loss)................    $    6,904        $    20,821    $    2,556       $   17,054
  Capital gains income...        73,831                 23        --             --
  Net realized gain
   (loss) on security
   transactions..........           240               (255)            2             (309)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       (37,253)           (17,533)         (324)         (49,550)
                          -----------------  ---------------  -----------  ------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        43,722              3,056         2,234          (32,805)
                          -----------------  ---------------  -----------  ------------------
UNIT TRANSACTIONS:
  Purchases..............       701,847              6,854        68,645          487,568
  Net transfers..........     1,548,441            487,586       116,406        1,394,539
  Surrenders.............       (85,763)            (3,931)       (6,167)         (56,052)
  Loan withdrawals.......        (2,817)          --              --               (5,771)
  Cost of insurance......      (109,663)            (3,376)       (8,623)         (65,611)
                          -----------------  ---------------  -----------  ------------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     2,052,045            487,133       170,261        1,754,673
                          -----------------  ---------------  -----------  ------------------
  Total increase
   (decrease) in net
   assets................     2,095,767            490,189       172,495        1,721,868
NET ASSETS:
  Beginning of period....       547,235              4,466        29,304          271,472
                          -----------------  ---------------  -----------  ------------------
  End of period..........    $2,643,002        $   494,655    $  201,799       $1,993,340
                          -----------------  ---------------  -----------  ------------------
                          -----------------  ---------------  -----------  ------------------

                           FIDELITY VIP                    FIDELITY VIP II
                              EQUITY      FIDELITY VIP      ASSET MANAGER
                           INCOME FUND    OVERSEAS FUND         FUND
                           SUB-ACOUNT*    SUB-ACCOUNT*      SUB-ACCOUNT*
                           ------------   -------------   -----------------
OPERATIONS:
  Net investment income
   (loss)................   $    5,067       $18,683         $ --
  Capital gains income...      --             --               --
  Net realized gain
   (loss) on security
   transactions..........           (7)          140                229
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       37,890         2,351              2,499
                           ------------   -------------        --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       42,950         2,491              2,728
                           ------------   -------------        --------
UNIT TRANSACTIONS:
  Purchases..............      206,082        18,683             12,310
  Net transfers..........      474,024        67,416             34,943
  Surrenders.............       (7,434)      (12,233)           (13,011)
  Net loan withdrawals...      --             --               --
  Cost of insurance and
   other fees............      --             --               --
                           ------------   -------------        --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      672,672        73,866             34,242
                           ------------   -------------        --------
  Total increase
   (decrease) in net
   assets................      715,622        76,357             36,970
NET ASSETS:
  Beginning of period....      --             --               --
                           ------------   -------------        --------
  End of period..........   $  715,622       $76,357         $   36,970
                           ------------   -------------        --------
                           ------------   -------------        --------
OPERATIONS:
  Net investment income
   (loss)................
  Capital gains income...
  Net realized gain
   (loss) on security
   transactions..........
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................
  Net increase (decrease)
   in net assets
   resulting from
   operations............
UNIT TRANSACTIONS:
  Purchases..............
  Net transfers..........
  Surrenders.............
  Loan withdrawals.......
  Cost of insurance......
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........
  Total increase
   (decrease) in net
   assets................
NET ASSETS:
  Beginning of period....
  End of period..........

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT VARIABLE LIFE ONE
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1995

 1.  ORGANIZATION:

    Separate Account Variable Life One (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. The Account consists of twenty two sub-accounts. These financial statements include twelve sub-accounts which invest solely in Hartford and Fidelity Mutual Funds (the Funds). The other ten sub-accounts, which invest in Putnam Capital Manager Trust Funds, are presented in separate financial statements. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following  is  a  summary  of significant  accounting  policies  of  the
    Account,   which  are  in  accordance  with  generally  accepted  accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Hartford and Fidelity mutual funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1995.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VARIABLE LIFE ONE AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets & liabilities of the Bond Fund Sub-Account, Stock Fund Sub-Account, Money Market Fund Sub-Account, Advisers Fund Sub-Account, Capital Appreciation Fund Sub-Account, Mortgage Securities Fund Sub-Account, Index Fund Sub-Account, International Opportunities Fund Sub-Account, Dividend and Growth Fund Sub-Account, Fidelity VIP Equity Fund Sub-Account, Fidelity VIP Overseas Fund Sub-Account and Fidelity VIP II Asset Manager Fund Sub-Account (the Account) (constituting Hartford Life Insurance Company Separate Account Variable Life One) as of December 31, 1995, and the related statement of operations for the year then ended (except for Fidelity VIP Equity Income Fund Sub-Account, Fidelity VIP Overseas Fund Sub-Account and Fidelity VIP II Asset Manager Fund Sub-Account which reflect the period from inception, May 1, 1995, to December 31, 1995), and statements of changes in net assets for each of the two years in the period then ended (except for Fidelity VIP Equity Income Fund Sub-Account, Fidelity VIP Overseas Fund Sub-Account and Fidelity VIP II Asset Manager Fund Sub-Account which reflect the period from inception, May 1, 1995, to December 31, 1995 and Dividend and Growth Fund Sub-Account which reflects the year ended December 31, 1995). These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Bond Fund Sub-Account, Stock Fund Sub-Account, Money Market Fund Sub-Account, Advisers Fund Sub-Account, Capital Appreciation Fund Sub-Account, Mortgage Securities Fund Sub-Account, Index Fund Sub-Account, International Opportunities Fund Sub-Account, Dividend and Growth Fund Sub-Account, Fidelity VIP Equity Fund Sub-Account, Fidelity VIP Overseas Fund Sub-Account and Fidelity VIP II Asset Manager Fund Sub-Account (the Account) (constituting Hartford Life Insurance Company Separate Account Variable Life One) as of December 31, 1995, the results of their operations for the year then ended (except for Fidelity VIP Equity Income Fund Sub-Account, Fidelity VIP Overseas Fund Sub-Account and Fidelity VIP II Asset Manager Fund Sub-Account which reflect the period from inception, May 1, 1995, to December 31, 1995) and the changes in their net assets for each of the two years in the period then ended (except for Fidelity VIP Equity Income Fund Sub-Account, Fidelity VIP Overseas Fund Sub-Account and Fidelity VIP II Asset Manager Fund Sub-Account which reflect the period from inception, May 1, 1995, to December 31, 1995 and Dividend and Growth Fund Sub-Account which reflects the year ended December 31, 1995) in conformity with generally accepted accounting principles.

 Hartford, Connecticut
 February 19, 1996                                           Arthur Andersen LLP

 Separate Account Five
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF ASSETS & LIABILITIES
 DECEMBER 31, 1995

                                                            MONEY
                             BOND FUND     STOCK FUND    MARKET FUND
                            SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                           -------------   -----------   -----------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                                                                  1,056,132
    Cost                                                               $   1,059,586
    Market Value.........    $1,085,978        --            --
  Hartford Stock Fund,
   Inc.
    Shares                                                                  1,315,551
    Cost                                                               $   4,326,898
    Market Value.........       --         $4,639,978        --
  HVA Money Market Fund,
   Inc.
    Shares                                                                 11,483,565
    Cost                                                                 $11,483,565
    Market Value.........       --             --        $11,483,565
  Hartford Advisers Fund,
   Inc.
    Shares                                                                  5,117,447
    Cost                                                               $   9,555,792
    Market Value.........       --             --            --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                                                                  3,188,625
    Cost                                                                 $10,733,789
    Market Value.........       --             --            --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                                                                   545,548
    Cost                                                             $      576,355
    Market Value.........       --             --            --
  Hartford Index Fund,
   Inc.
    Shares                                                                  1,080,220
    Cost                                                               $   2,056,750
    Market Value.........       --             --            --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                                                                  1,560,824
    Cost                                                               $   1,937,278
    Market Value.........       --             --            --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                                                                  1,923,340
    Cost                                                               $   2,325,004
    Market Value.........       --             --            --
  Hartford International
   Advisers Fund, Inc.
    Shares                                                                   120,031
    Cost                                                             $      128,710
    Market Value.........       --             --            --
  Due from Hartford Life
   Insurance Company.....        34,950         6,697        --
  Receivable from fund
   shares sold...........       --             --           463,018
                           -------------   -----------   -----------
  Total Assets...........     1,120,928     4,646,675    11,946,583
                           -------------   -----------   -----------
LIABILITIES:
  Payable to Hartford
   Life Insurance
   Company...............       --             --           462,480
  Payable for fund shares
   purchased.............        34,950         6,698        --
                           -------------   -----------   -----------
  Total Liabilities......        34,950         6,698       462,480
                           -------------   -----------   -----------
  Net Assets (variable
   life contract
   liabilities)..........    $1,085,978    $4,639,977    $11,484,103
                           -------------   -----------   -----------
                           -------------   -----------   -----------
  Units Outstanding......       917,233     3,496,490    10,873,798
  Accumulation Unit Value
   at end of period......    $ 1.183971    $ 1.327038    $ 1.056126

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                               MORTGAGE
                                              CAPITAL         SECURITIES                   INTERNATIONAL     DIVIDEND AND
                          ADVISERS FUND  APPRECIATION FUND       FUND       INDEX FUND   OPPORTUNITIES FUND  GROWTH FUND
                           SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                          -------------  -----------------  --------------  -----------  ------------------  ------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                                                                  1,056,132
    Cost                                                               $   1,059,586
    Market Value.........     --              --                --              --            --                 --
  Hartford Stock Fund,
   Inc.
    Shares                                                                  1,315,551
    Cost                                                               $   4,326,898
    Market Value.........     --              --                --              --            --                 --
  HVA Money Market Fund,
   Inc.
    Shares                                                                 11,483,565
    Cost                                                                 $11,483,565
    Market Value.........     --              --                --              --            --                 --
  Hartford Advisers Fund,
   Inc.
    Shares                                                                  5,117,447
    Cost                                                               $   9,555,792
    Market Value.........  $10,022,212        --                --              --            --                 --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                                                                  3,188,625
    Cost                                                                 $10,733,789
    Market Value.........     --            $11,127,216         --              --            --                 --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                                                                   545,548
    Cost                                                             $      576,355
    Market Value.........     --              --              $ 584,424         --            --                 --
  Hartford Index Fund,
   Inc.
    Shares                                                                  1,080,220
    Cost                                                               $   2,056,750
    Market Value.........     --              --                --           $2,190,601       --                 --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                                                                  1,560,824
    Cost                                                               $   1,937,278
    Market Value.........     --              --                --              --           $2,037,951          --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                                                                  1,923,340
    Cost                                                               $   2,325,004
    Market Value.........     --              --                --              --            --               $2,533,079
  Hartford International
   Advisers Fund, Inc.
    Shares                                                                   120,031
    Cost                                                             $      128,710
    Market Value.........     --              --                --              --            --                 --
  Due from Hartford Life
   Insurance Company.....     950,107          156,385          --              22,372          19,448           126,904
  Receivable from fund
   shares sold...........     --              --                 11,632         --            --                 --
                          -------------  -----------------  --------------  -----------  ------------------  ------------
  Total Assets...........  10,972,319       11,283,601          596,056      2,212,973       2,057,399         2,659,983
                          -------------  -----------------  --------------  -----------  ------------------  ------------
LIABILITIES:
  Payable to Hartford
   Life Insurance
   Company...............     --              --                 11,632         --            --                 --
  Payable for fund shares
   purchased.............     949,568          156,380          --              22,371          19,448           126,904
                          -------------  -----------------  --------------  -----------  ------------------  ------------
  Total Liabilities......     949,568          156,380           11,632         22,371          19,448           126,904
                          -------------  -----------------  --------------  -----------  ------------------  ------------
  Net Assets (variable
   life contract
   liabilities)..........  $10,022,751      $11,127,221       $ 584,424      $2,190,602      $2,037,951        $2,533,079
                          -------------  -----------------  --------------  -----------  ------------------  ------------
                          -------------  -----------------  --------------  -----------  ------------------  ------------
  Units Outstanding......   7,859,372        8,572,773          502,807      1,610,653       1,755,951         1,867,740
  Accumulation Unit Value
   at end of period......  $ 1.275261       $ 1.297972        $1.162324      $1.360070       $1.160597         $1.356226


                           INTERNATIONAL
                           ADVISERS FUND
                            SUB-ACCOUNT
                           -------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford Stock Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --
  HVA Money Market Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford Advisers Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford Capital
   Appreciation Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford Mortgage
   Securities Fund, Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford Index Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford International
   Opportunities Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford Dividend and
   Growth Fund, Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford International
   Advisers Fund, Inc.

    Shares

    Cost
    Market Value.........    $ 133,119
  Due from Hartford Life
   Insurance Company.....      --
  Receivable from fund
   shares sold...........       11,598
                           -------------
  Total Assets...........      144,717
                           -------------
LIABILITIES:
  Payable to Hartford
   Life Insurance
   Company...............       11,598
  Payable for fund shares
   purchased.............      --
                           -------------
  Total Liabilities......       11,598
                           -------------
  Net Assets (variable
   life contract
   liabilities)..........    $ 133,119
                           -------------
                           -------------
  Units Outstanding......      114,916
  Accumulation Unit Value
   at end of period......    $1.158392

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT FIVE
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS
 FROM INCEPTION JANUARY 10, 1995 TO DECEMBER 31, 1995

                                                            MONEY
                             BOND FUND     STOCK FUND    MARKET FUND
                            SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                           -------------   -----------   -----------
INVESTMENT INCOME:
  Dividends..............     $20,875       $ 32,551      $194,388
                           -------------   -----------   -----------
    Net investment income
     (loss)..............      20,875         32,551       194,388
                           -------------   -----------   -----------
  Capital gains income...      --                403        --
                           -------------   -----------   -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       1,207              9        --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      26,392        313,078        --
                           -------------   -----------   -----------
    Net gains (losses) on
     investments.........      27,599        313,087        --
                           -------------   -----------   -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     $48,474       $346,041      $194,388
                           -------------   -----------   -----------
                           -------------   -----------   -----------

* From inception, March 1, 1995, to December 31, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                              CAPITAL           MORTGAGE                      INTERNATIONAL     DIVIDEND AND
                          ADVISERS FUND  APPRECIATION FUND  SECURITIES FUND   INDEX FUND   OPPORTUNITIES FUND    GROWTH FUND
                           SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                          -------------  -----------------  ----------------  -----------  -------------------  -------------
INVESTMENT INCOME:
  Dividends..............   $ 99,305         $ 30,005           $12,566        $ 15,754        $  8,088           $ 20,358
                          -------------      --------           -------       -----------      --------         -------------
    Net investment income
     (loss)..............     99,305           30,005            12,566          15,754           8,088             20,358
                          -------------      --------           -------       -----------      --------         -------------
  Capital gains income...        120              541           --                    4              92             --
                          -------------      --------           -------       -----------      --------         -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       (866)             997               843             333            (114)              (289)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    466,421          393,427             8,070         133,851         100,674            208,074
                          -------------      --------           -------       -----------      --------         -------------
    Net gains (losses) on
     investments.........    465,555          394,424             8,913         134,184         100,560            207,785
                          -------------      --------           -------       -----------      --------         -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............   $564,980         $424,970           $21,479        $149,942        $108,740           $228,143
                          -------------      --------           -------       -----------      --------         -------------
                          -------------      --------           -------       -----------      --------         -------------

                           INTERNATIONAL
                           ADVISERS FUND
                           SUB-ACCOUNT*
                           -------------
INVESTMENT INCOME:
  Dividends..............     $3,677
                              ------
    Net investment income
     (loss)..............      3,677
                              ------
  Capital gains income...     --
                              ------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        196
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      4,408
                              ------
    Net gains (losses) on
     investments.........      4,604
                              ------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     $8,281
                              ------
                              ------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Separate Account Five
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
 FROM INCEPTION JANUARY 10, 1995 TO DECEMBER 31, 1995

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -----------   -----------   ------------
OPERATIONS:
  Net investment income
   (loss)................  $    20,875   $    32,551   $    194,388
  Capital gains income...      --                403        --
  Net realized gain
   (loss) on security
   transactions..........        1,207             9        --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       26,392       313,078        --
                           -----------   -----------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       48,474       346,041        194,388
                           -----------   -----------   ------------
UNIT TRANSACTIONS:
  Purchases..............      --            --          46,855,863
  Net transfers..........    1,057,360     4,397,905    (32,905,541)
  Surrenders.............      (17,899)      (36,191)      (186,484)
  Net loan withdrawal....         (127)      (58,548)    (2,423,958)
  Cost of insurance and
   other fees............       (1,830)       (9,230)       (50,165)
                           -----------   -----------   ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    1,037,504     4,293,936     11,289,715
                           -----------   -----------   ------------
  Total increase in net
   assets................    1,085,978     4,639,977     11,484,103
NET ASSETS:
  Beginning of period....      --            --             --
                           -----------   -----------   ------------
  End of period..........  $ 1,085,978   $ 4,639,977   $ 11,484,103
                           -----------   -----------   ------------
                           -----------   -----------   ------------

* From inception, March 1, 1995, to December 31, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND
                           ADVISERS FUND   APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND
                            SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                           -------------   -----------------   ---------------   -----------   ------------------   ------------
OPERATIONS:
  Net investment income
   (loss)................   $    99,305       $    30,005         $ 12,566       $    15,754       $    8,088        $   20,358
  Capital gains income...           120               541          --                      4               92           --
  Net realized gain
   (loss) on security
   transactions..........          (866)              997              843               333             (114)             (289)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       466,421           393,427            8,070           133,851          100,674           208,074
                           -------------   -----------------   ---------------   -----------   ------------------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       564,980           424,970           21,479           149,942          108,740           228,143
                           -------------   -----------------   ---------------   -----------   ------------------   ------------
UNIT TRANSACTIONS:
  Purchases..............       --               --                --                --              --                 --
  Net transfers..........     9,588,547        10,836,491          579,334         2,068,160        1,981,409         2,362,955
  Surrenders.............       (46,331)          (62,476)         (15,266)          (23,814)         (19,876)          (23,348)
  Net loan withdrawal....       (67,424)          (51,314)         --                --               (28,680)          (30,134)
  Cost of insurance and
   other fees............       (17,021)          (20,450)          (1,123)           (3,686)          (3,642)           (4,537)
                           -------------   -----------------   ---------------   -----------   ------------------   ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     9,457,771        10,702,251          562,945         2,040,660        1,929,211         2,304,936
                           -------------   -----------------   ---------------   -----------   ------------------   ------------
  Total increase in net
   assets................    10,022,751        11,127,221          584,424         2,190,602        2,037,951         2,533,079
NET ASSETS:
  Beginning of period....       --               --                --                --              --                 --
                           -------------   -----------------   ---------------   -----------   ------------------   ------------
  End of period..........   $10,022,751       $11,127,221         $584,424       $ 2,190,602       $2,037,951        $2,533,079
                           -------------   -----------------   ---------------   -----------   ------------------   ------------
                           -------------   -----------------   ---------------   -----------   ------------------   ------------

                           INTERNATIONAL
                           ADVISERS FUND
                           SUB-ACCOUNT*
                           -------------
OPERATIONS:
  Net investment income
   (loss)................    $  3,677
  Capital gains income...      --
  Net realized gain
   (loss) on security
   transactions..........         196
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       4,408
                           -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       8,281
                           -------------
UNIT TRANSACTIONS:
  Purchases..............      --
  Net transfers..........     137,448
  Surrenders.............     (12,345)
  Net loan withdrawal....      --
  Cost of insurance and
   other fees............        (265)
                           -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     124,838
                           -------------
  Total increase in net
   assets................     133,119
NET ASSETS:
  Beginning of period....      --
                           -------------
  End of period..........    $133,119
                           -------------
                           -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT FIVE
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1995

 1.  ORGANIZATION:

    Separate Account Five (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders. The Account commenced operations on January 10, 1995.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The  following  is  a  summary of  significant  accounting  policies  of the
    Account,  which  are  in  accordance  with  generally  accepted   accounting
    principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1995.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FIVE AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets & liabilities of Hartford Life Insurance Company Separate Account Five (the Account) as of December 31, 1995, and the related statement of operations and changes in net assets for the period from inception, January 10, 1995, to December 31, 1995. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hartford Life Insurance Company Separate Account Five as of December 31, 1995, the results of its operations and changes in its net assets for the period from inception, January 10, 1995, to December 31, 1995, in conformity with generally accepted accounting principles.

 Hartford, Connecticut
 February 19, 1996                                           Arthur Andersen LLP

 Separate Account One
ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY
STATEMENT OF ASSETS & LIABILITIES
 DECEMBER 31, 1995

                                                            MONEY
                             BOND FUND     STOCK FUND    MARKET FUND
                            SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                           -------------   -----------   -----------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
Shares                                                                 88,407,668
Cost                                                           $      90,192,805
    Market Value.........    $90,906,069       --            --
  Hartford Stock Fund,
   Inc.
Shares                                                                152,903,060
Cost                                                             $   469,886,999
    Market Value.........       --         $539,292,150      --
  HVA Money Market Fund,
   Inc.
Shares                                                                101,637,848
Cost                                                             $   101,637,848
    Market Value.........       --             --        $101,637,848
  Hartford Advisers Fund,
   Inc.
Shares                                                                704,019,007
Cost                                                               $1,223,274,343
    Market Value.........       --             --            --
  Hartford Capital
   Appreciation Fund,
   Inc.
Shares                                                                208,844,163
Cost                                                             $   642,358,369
    Market Value.........       --             --            --
  Hartford Mortgage
   Securities Fund, Inc.
Shares                                                                 54,845,435
Cost                                                           $      59,140,140
    Market Value.........       --             --            --
  Hartford Index Fund,
   Inc.
Shares                                                                 38,142,927
Cost                                                           $      67,015,988
    Market Value.........       --             --            --
  Hartford International
   Opportunities Fund,
   Inc.
Shares                                                                226,741,445
Cost                                                             $   269,091,270
    Market Value.........       --             --            --
  Hartford Dividend and
   Growth Fund, Inc.
Shares                                                                104,332,417
Cost                                                             $   119,898,525
    Market Value.........       --             --            --
  Hartford International
   Advisers Fund, Inc.
Shares                                                                 11,077,866
Cost                                                           $      12,072,713
    Market Value.........       --             --            --
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....       335,491      1,581,754    1,811,115
  Receivable from fund
   shares sold...........       --             --            --
                           -------------   -----------   -----------
  Total Assets...........    91,241,560    540,873,904   103,448,963
                           -------------   -----------   -----------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....       --             --            --
  Payable for fund shares
   purchased.............       335,395      1,582,285    1,811,999
                           -------------   -----------   -----------
  Total Liabilities......       335,395      1,582,285    1,811,999
                           -------------   -----------   -----------
  Net Assets (variable
   annuity contract
   liabilities)..........    $90,906,165   $539,291,619  $101,636,964
                           -------------   -----------   -----------
                           -------------   -----------   -----------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
GROUP SUB-ACCOUNTS:
  Units Owned by
   Participants..........    48,354,034    186,726,520   66,468,408
  Unit Price.............    $ 1.880012    $  2.887494   $ 1.527530
ANNUITY CONTRACTS IN THE
  ANNUITY PERIOD:
GROUP SUB-ACCOUNTS:
  Units Owned by
   Participants..........       --              41,528       68,396
  Unit Price.............       --         $  2.887494   $ 1.527530

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                  CAPITAL            MORTGAGE                       INTERNATIONAL
                           ADVISERS FUND     APPRECIATION FUND   SECURITIES FUND    INDEX FUND    OPPORTUNITIES FUND
                            SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
                          ----------------  -------------------  ----------------  ------------  --------------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
Shares                                                                 88,407,668
Cost                                                           $      90,192,805
    Market Value.........       --                --                  --               --               --
  Hartford Stock Fund,
   Inc.
Shares                                                                152,903,060
Cost                                                             $   469,886,999
    Market Value.........       --                --                  --               --               --
  HVA Money Market Fund,
   Inc.
Shares                                                                101,637,848
Cost                                                             $   101,637,848
    Market Value.........       --                --                  --               --               --
  Hartford Advisers Fund,
   Inc.
Shares                                                                704,019,007
Cost                                                               $1,223,274,343
    Market Value.........  $1,378,778,984         --                  --               --               --
  Hartford Capital
   Appreciation Fund,
   Inc.
Shares                                                                208,844,163
Cost                                                             $   642,358,369
    Market Value.........       --             $728,795,122           --               --               --
  Hartford Mortgage
   Securities Fund, Inc.
Shares                                                                 54,845,435
Cost                                                           $      59,140,140
    Market Value.........       --                --               $58,753,722         --               --
  Hartford Index Fund,
   Inc.
Shares                                                                 38,142,927
Cost                                                           $      67,015,988
    Market Value.........       --                --                  --           $77,350,805          --
  Hartford International
   Opportunities Fund,
   Inc.
Shares                                                                226,741,445
Cost                                                             $   269,091,270
    Market Value.........       --                --                  --               --            $296,054,037
  Hartford Dividend and
   Growth Fund, Inc.
Shares                                                                104,332,417
Cost                                                             $   119,898,525
    Market Value.........       --                --                  --               --               --
  Hartford International
   Advisers Fund, Inc.
Shares                                                                 11,077,866
Cost                                                           $      12,072,713
    Market Value.........       --                --                  --               --               --
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....      3,078,430          2,174,683            199,531         353,517            630,190
  Receivable from fund
   shares sold...........       --                --                  --               --               --
                          ----------------  -------------------  ----------------  ------------  --------------------
  Total Assets...........  1,381,857,414        730,969,805         58,953,253      77,704,322        296,684,227
                          ----------------  -------------------  ----------------  ------------  --------------------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....       --                --                  --               --               --
  Payable for fund shares
   purchased.............      3,079,208          2,077,476            199,813         352,232            630,405
                          ----------------  -------------------  ----------------  ------------  --------------------
  Total Liabilities......      3,079,208          2,077,476            199,813         352,232            630,405
                          ----------------  -------------------  ----------------  ------------  --------------------
  Net Assets (variable
   annuity contract
   liabilities)..........  $1,378,778,206      $728,892,329        $58,753,440     $77,352,090       $296,053,822
                          ----------------  -------------------  ----------------  ------------  --------------------
                          ----------------  -------------------  ----------------  ------------  --------------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
GROUP SUB-ACCOUNTS:
  Units Owned by
   Participants..........    546,104,730        216,590,707         31,288,061      32,778,613        222,606,104
  Unit Price.............  $    2.523174       $   3.364100        $  1.877823     $  2.359499       $   1.329133
ANNUITY CONTRACTS IN THE
  ANNUITY PERIOD:
GROUP SUB-ACCOUNTS:
  Units Owned by
   Participants..........        341,217             77,147           --                 4,656            135,955
  Unit Price.............  $    2.523174       $   3.364100           --           $  2.359499       $   1.329133

                            DIVIDEND AND   INTERNATIONAL
                            GROWTH FUND    ADVISERS FUND
                            SUB-ACCOUNT     SUB-ACCOUNT
                           --------------  --------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
Shares
Cost
    Market Value.........       --              --
  Hartford Stock Fund,
   Inc.
Shares
Cost
    Market Value.........       --              --
  HVA Money Market Fund,
   Inc.
Shares
Cost
    Market Value.........       --              --
  Hartford Advisers Fund,
   Inc.
Shares
Cost
    Market Value.........       --              --
  Hartford Capital
   Appreciation Fund,
   Inc.
Shares
Cost
    Market Value.........       --              --
  Hartford Mortgage
   Securities Fund, Inc.
Shares
Cost
    Market Value.........       --              --
  Hartford Index Fund,
   Inc.
Shares
Cost
    Market Value.........       --              --
  Hartford International
   Opportunities Fund,
   Inc.
Shares
Cost
    Market Value.........       --              --
  Hartford Dividend and
   Growth Fund, Inc.
Shares
Cost
    Market Value.........   $137,407,880        --
  Hartford International
   Advisers Fund, Inc.
Shares
Cost
    Market Value.........       --          $12,285,686
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....        631,307        260,766
  Receivable from fund
   shares sold...........       --              --
                           --------------  --------------
  Total Assets...........    138,039,187     12,546,452
                           --------------  --------------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....       --              --
  Payable for fund shares
   purchased.............        631,199        260,768
                           --------------  --------------
  Total Liabilities......        631,199        260,768
                           --------------  --------------
  Net Assets (variable
   annuity contract
   liabilities)..........   $137,407,988    $12,285,684
                           --------------  --------------
                           --------------  --------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
GROUP SUB-ACCOUNTS:
  Units Owned by
   Participants..........    101,085,085     10,717,387
  Unit Price.............   $   1.359330    $  1.146332
ANNUITY CONTRACTS IN THE
  ANNUITY PERIOD:
GROUP SUB-ACCOUNTS:
  Units Owned by
   Participants..........       --              --
  Unit Price.............       --              --

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT ONE
ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY
STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                 MONEY
                             BOND FUND        STOCK FUND      MARKET FUND
                            SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           --------------   --------------   -------------
INVESTMENT INCOME:
  Dividends..............    $  4,473,118     $  8,060,168     $3,174,687
EXPENSES:
  Mortality and expense
   undertakings..........        (849,673)      (4,494,824)      (715,552)
                           --------------   --------------   -------------
    Net investment income
     (loss)..............       3,623,445        3,565,344      2,459,135
                           --------------   --------------   -------------
  Capital gains income...        --             10,042,632        --
                           --------------   --------------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........          (1,975)            (399)       --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       6,900,317       83,219,709        --
                           --------------   --------------   -------------
    Net gains (losses) on
     investments.........       6,898,342       83,219,310        --
                           --------------   --------------   -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    $ 10,521,787     $ 96,827,286     $2,459,135
                           --------------   --------------   -------------
                           --------------   --------------   -------------

* From inception, March 1, 1995, to December 31, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                  CAPITAL              MORTGAGE                           INTERNATIONAL
                           ADVISERS FUND     APPRECIATION FUND     SECURITIES FUND      INDEX FUND     OPPORTUNITIES FUND
                            SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT
                          ---------------  ---------------------  ------------------  --------------  ---------------------
INVESTMENT INCOME:
  Dividends..............  $   37,279,743      $  4,568,672           $3,384,208        $    994,421       $3,826,860
EXPENSES:
  Mortality and expense
   undertakings..........     (12,986,784)       (5,984,299)            (646,041)           (492,015)      (2,966,452)
                          ---------------  ---------------------  ------------------  --------------  ---------------------
    Net investment income
     (loss)..............      24,292,959        (1,415,627)           2,738,167             502,406          860,408
                          ---------------  ---------------------  ------------------  --------------  ---------------------
  Capital gains income...      10,002,290        17,026,540             --                     8,809        1,900,624
                          ---------------  ---------------------  ------------------  --------------  ---------------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........          (7,267)          (36,921)               8,806              (2,982)          18,072
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     206,272,399        92,059,097            4,247,716          10,397,357       26,882,909
                          ---------------  ---------------------  ------------------  --------------  ---------------------
    Net gains (losses) on
     investments.........     206,265,132        92,022,176            4,256,522          10,394,375       26,900,981
                          ---------------  ---------------------  ------------------  --------------  ---------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............  $  240,560,381      $107,633,089           $6,994,689        $ 10,905,590       $29,662,013
                          ---------------  ---------------------  ------------------  --------------  ---------------------
                          ---------------  ---------------------  ------------------  --------------  ---------------------

                             DIVIDEND AND      INTERNATIONAL
                              GROWTH FUND      ADVISERS FUND
                              SUB-ACCOUNT      SUB-ACCOUNT*
                           -----------------  ---------------
INVESTMENT INCOME:
  Dividends..............     $    1,822,404     $276,395
EXPENSES:
  Mortality and expense
   undertakings..........           (782,804)     (34,070)
                           -----------------  ---------------
    Net investment income
     (loss)..............          1,039,600      242,325
                           -----------------  ---------------
  Capital gains income...         --              --
                           -----------------  ---------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........             (3,380)         560
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         17,906,285      212,972
                           -----------------  ---------------
    Net gains (losses) on
     investments.........         17,902,905      213,532
                           -----------------  ---------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     $   18,942,505     $455,857
                           -----------------  ---------------
                           -----------------  ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Separate Account One
ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1995

                                                               MONEY
                             BOND FUND      STOCK FUND      MARKET FUND
                            SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           -------------   -------------   -------------
OPERATIONS:
  Net investment income
   (loss)................   $  3,623,445   $   3,565,344   $   2,459,135
  Capital gains income...       --            10,042,632        --
  Net realized gain
   (loss) on security
   transactions..........         (1,975)           (399)       --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      6,900,317      83,219,709        --
                           -------------   -------------   -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     10,521,787      96,827,286       2,459,135
                           -------------   -------------   -------------
UNIT TRANSACTIONS:
  Purchases..............     25,372,374     158,137,004      80,712,314
  Net transfers..........      4,295,703      52,451,790     (20,394,095)
  Surrenders.............     (3,251,644)    (10,089,748)     (6,391,220)
  Net annuity
   transactions..........       --                21,071         103,096
                           -------------   -------------   -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     26,416,433     200,520,117      54,030,095
                           -------------   -------------   -------------
  Total increase
   (decrease) in net
   assets................     36,938,220     297,347,403      56,489,230
NET ASSETS:
  Beginning of period....     53,967,945     241,944,216      45,147,734
                           -------------   -------------   -------------
  End of period..........   $ 90,906,165   $ 539,291,619   $ 101,636,964
                           -------------   -------------   -------------
                           -------------   -------------   -------------

ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1994

                                                               MONEY
                             BOND FUND      STOCK FUND      MARKET FUND
                            SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           -------------   -------------   -------------
OPERATIONS:
  Net investment income
   (loss)................   $  2,545,533   $   1,930,589   $     953,750
  Capital gains income...        757,945       8,908,976        --
  Net realized gain
   (loss) on security
   transactions..........         (3,236)        (23,731)       --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (5,831,746)    (17,046,792)       --
                           -------------   -------------   -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (2,531,504)     (6,230,958)        953,750
                           -------------   -------------   -------------
UNIT TRANSACTIONS:
  Purchases..............     21,372,612      89,041,867      40,174,720
  Net transfers..........     (2,221,994)     28,767,921     (14,446,701)
  Surrenders.............     (2,964,388)     (5,703,110)     (2,731,912)
  Net annuity
   transactions..........       --                73,792        --
                           -------------   -------------   -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     16,186,230     112,180,470      22,996,107
                           -------------   -------------   -------------
  Total increase
   (decrease) in net
   assets................     13,654,726     105,949,512      23,949,857
NET ASSETS:
  Beginning of period....     40,313,219     135,994,704      21,197,877
                           -------------   -------------   -------------
  End of period..........   $ 53,967,945   $ 241,944,216   $  45,147,734
                           -------------   -------------   -------------
                           -------------   -------------   -------------

 * From inception, March 1, 1995 to December 31, 1995.
** From inception, March 8, 1994, to December 31, 1994.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                               INTERNATIONAL
                                                CAPITAL          MORTGAGE                      OPPORTUNITIES    DIVIDEND AND
                           ADVISERS FUND   APPRECIATION FUND  SECURITIES FUND   INDEX FUND         FUND          GROWTH FUND
                            SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                          ---------------  -----------------  ---------------  ------------  -----------------  -------------
OPERATIONS:
  Net investment income
   (loss)................ $    24,292,959    $ (1,415,627)      $ 2,738,167    $    502,406    $    860,408     $  1,039,600
  Capital gains income...      10,002,290      17,026,540          --                 8,809       1,900,624          --
  Net realized gain
   (loss) on security
   transactions..........          (7,267)        (36,921)            8,806          (2,982)         18,072           (3,380)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     206,272,399      92,059,097         4,247,716      10,397,357      26,882,909       17,906,285
                          ---------------  -----------------  ---------------  ------------  -----------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     240,560,381     107,633,089         6,994,689      10,905,590      29,662,013       18,942,505
                          ---------------  -----------------  ---------------  ------------  -----------------  -------------
UNIT TRANSACTIONS:
  Purchases..............     270,288,399     245,731,245         8,572,589      31,929,411      55,473,427       67,833,419
  Net transfers..........      82,728,374      82,630,293        (2,398,278)     14,672,676       9,777,060       30,210,279
  Surrenders.............     (40,365,223)    (12,124,223)       (2,985,486)     (1,214,487)     (6,662,350)      (1,756,293)
  Net annuity
   transactions..........         437,471         225,634          --                 9,937         147,629          --
                          ---------------  -----------------  ---------------  ------------  -----------------  -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     313,089,021     316,462,949         3,188,825      45,397,537      58,735,766       96,287,405
                          ---------------  -----------------  ---------------  ------------  -----------------  -------------
  Total increase
   (decrease) in net
   assets................     553,649,402     424,096,038        10,183,514      56,303,127      88,397,779      115,229,910
NET ASSETS:
  Beginning of period....     825,128,804     304,796,291        48,569,926      21,048,963     207,656,043       22,178,078
                          ---------------  -----------------  ---------------  ------------  -----------------  -------------
  End of period.......... $ 1,378,778,206    $728,892,329       $58,753,440    $ 77,352,090    $296,053,822     $137,407,988
                          ---------------  -----------------  ---------------  ------------  -----------------  -------------
                          ---------------  -----------------  ---------------  ------------  -----------------  -------------

                                                                                               INTERNATIONAL
                                                CAPITAL          MORTGAGE                      OPPORTUNITIES    DIVIDEND AND
                           ADVISERS FUND   APPRECIATION FUND  SECURITIES FUND   INDEX FUND         FUND          GROWTH FUND
                            SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT**
                          ---------------  -----------------  ---------------  ------------  -----------------  -------------
OPERATIONS:
  Net investment income
   (loss)................ $    15,380,919    $ (1,940,695)      $ 2,663,939    $    228,555    $    293,757     $    192,756
  Capital gains income...      16,501,543      14,446,172           213,039         --             --                --
  Net realized gain
   (loss) on security
   transactions..........          23,627        (149,645)          (34,292)         (7,380)        (12,268)            (265)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (59,864,328)     (9,016,266)       (4,263,500)       (259,651)     (6,002,430)        (396,930)
                          ---------------  -----------------  ---------------  ------------  -----------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (27,958,239)      3,339,566        (1,420,814)        (38,476)     (5,720,941)        (204,439)
                          ---------------  -----------------  ---------------  ------------  -----------------  -------------
UNIT TRANSACTIONS:
  Purchases..............     323,714,540     122,054,442        10,417,811       7,532,638     101,186,682       15,598,653
  Net transfers..........      47,515,115      33,168,295        (6,272,107)      1,088,140      35,079,810        6,923,603
  Surrenders.............     (26,173,012)     (5,255,587)       (1,961,038)       (680,688)     (3,519,088)        (139,739)
  Net annuity
   transactions..........         176,273          23,166          --               --               23,455          --
                          ---------------  -----------------  ---------------  ------------  -----------------  -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     345,232,916     149,990,316         2,184,666       7,940,090     132,770,859       22,382,517
                          ---------------  -----------------  ---------------  ------------  -----------------  -------------
  Total increase
   (decrease) in net
   assets................     317,274,677     153,329,882           763,852       7,901,614     127,049,918       22,178,078
NET ASSETS:
  Beginning of period....     507,854,127     151,466,409        47,806,074      13,147,349      80,606,125          --
                          ---------------  -----------------  ---------------  ------------  -----------------  -------------
  End of period.......... $   825,128,804    $304,796,291       $48,569,926    $ 21,048,963    $207,656,043     $ 22,178,078
                          ---------------  -----------------  ---------------  ------------  -----------------  -------------
                          ---------------  -----------------  ---------------  ------------  -----------------  -------------

                           INTERNATIONAL
                           ADVISERS FUND
                           SUB-ACCOUNT*
                           -------------
OPERATIONS:
  Net investment income
   (loss)................   $   242,325
  Capital gains income...       --
  Net realized gain
   (loss) on security
   transactions..........           560
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       212,972
                           -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       455,857
                           -------------
UNIT TRANSACTIONS:
  Purchases..............     8,715,018
  Net transfers..........     3,144,229
  Surrenders.............       (29,420)
  Net annuity
   transactions..........       --
                           -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    11,829,827
                           -------------
  Total increase
   (decrease) in net
   assets................    12,285,684
NET ASSETS:
  Beginning of period....       --
                           -------------
  End of period..........   $12,285,684
                           -------------
                           -------------
OPERATIONS:
  Net investment income
   (loss)................
  Capital gains income...
  Net realized gain
   (loss) on security
   transactions..........
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................
  Net increase (decrease)
   in net assets
   resulting from
   operations............
UNIT TRANSACTIONS:
  Purchases..............
  Net transfers..........
  Surrenders.............
  Net annuity
   transactions..........
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........
  Total increase
   (decrease) in net
   assets................
NET ASSETS:
  Beginning of period....
  End of period..........

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT ONE
ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1995

 1.  ORGANIZATION:

    Separate Account One (the Account) is a separate investment account within ITT Hartford Life & Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following  is  a  summary  of significant  accounting  policies  of  the
    Account,   which  are  in  accordance  with  generally  accepted  accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Hartford mutual funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1995.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    a) MORTALITY AND EXPENSE UNDERTAKINGS--The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of 1.25% of the Account's average daily net assets.

    b) DEDUCTION OF ANNUAL MAINTENANCE FEE--Annual maintenance fees are deducted through termination of units of interest from applicable contract owners' accounts, in accordance with the terms of the contracts.

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT ONE AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets & liabilities of ITT Hartford Life & Annuity Insurance Company Separate Account One (the Account) as of December 31, 1995, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ITT Hartford Life & Annuity Insurance Company Separate Account One as of December 31, 1995, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

 Hartford, Connecticut
 February 19, 1996                                           Arthur Andersen LLP

 Separate Account Five
ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY
STATEMENT OF ASSETS & LIABILITIES
 DECEMBER 31, 1995

                                                           MONEY
                            BOND FUND     STOCK FUND    MARKET FUND
                           SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                           ------------   -----------   -----------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
Shares                                                                   297,873
Cost                                                                $   299,247
    Market Value.........   $  306,291        --            --
  Hartford Stock Fund,
   Inc.
Shares                                                                  1,089,818
Cost                                                                  $3,622,270
    Market Value.........      --         $3,843,808        --
  HVA Money Market Fund,
   Inc.
Shares                                                                  4,656,679
Cost                                                                  $4,656,679
    Market Value.........      --             --        $4,656,679
  Hartford Advisers Fund,
   Inc.
Shares                                                                  2,043,905
Cost                                                                  $3,812,050
    Market Value.........      --             --            --
  Hartford Capital
   Appreciation Fund,
   Inc.
Shares                                                                  2,152,670
Cost                                                                  $7,296,846
    Market Value.........      --             --            --
  Hartford Mortgage
   Securities Fund, Inc.
Shares                                                                   149,157
Cost                                                                $   156,876
    Market Value.........      --             --            --
  Hartford Index Fund,
   Inc.
Shares                                                                   317,288
Cost                                                                $   605,533
    Market Value.........      --             --            --
  Hartford International
   Opportunities Fund,
   Inc.
Shares                                                                  1,017,908
Cost                                                                  $1,269,495
    Market Value.........      --             --            --
  Hartford Dividend and
   Growth Fund, Inc.
Shares                                                                  1,334,838
Cost                                                                  $1,614,808
    Market Value.........      --             --            --
  Hartford International
   Advisers Fund, Inc.
Shares                                                                   142,134
Cost                                                                $   152,699
    Market Value.........      --             --            --
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....      --              7,510        --
  Receivable from fund
   shares sold...........       11,802        --            22,832
                           ------------   -----------   -----------
  Total Assets...........      318,093     3,851,318     4,679,511
                           ------------   -----------   -----------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....       11,802        --            22,642
  Payable for fund shares
   purchased.............      --              7,507        --
                           ------------   -----------   -----------
  Total Liabilities......       11,802         7,507        22,642
                           ------------   -----------   -----------
  Net Assets (variable
   life contract
   liabilities)..........   $  306,291    $3,843,811    $4,656,869
                           ------------   -----------   -----------
                           ------------   -----------   -----------
  Units Outstanding......      258,698     2,896,535     4,409,389
  Accumulation Unit Value
   at end of period......   $ 1.183971    $ 1.327038    $ 1.056126

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                           CAPITAL          MORTGAGE                   INTERNATIONAL      DIVIDEND
                            ADVISERS    APPRECIATION       SECURITIES                  OPPORTUNITIES         AND       INTERNATIONAL
                              FUND          FUND              FUND        INDEX FUND        FUND         GROWTH FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           ----------  ---------------   --------------   ----------  ----------------   -----------   -------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
Shares                                                                   297,873
Cost                                                                $   299,247
    Market Value.........     --            --                --             --            --                --             --
  Hartford Stock Fund,
   Inc.
Shares                                                                  1,089,818
Cost                                                                  $3,622,270
    Market Value.........     --            --                --             --            --                --             --
  HVA Money Market Fund,
   Inc.
Shares                                                                  4,656,679
Cost                                                                  $4,656,679
    Market Value.........     --            --                --             --            --                --             --
  Hartford Advisers Fund,
   Inc.
Shares                                                                  2,043,905
Cost                                                                  $3,812,050
    Market Value.........  $4,002,864       --                --             --            --                --             --
  Hartford Capital
   Appreciation Fund,
   Inc.
Shares                                                                  2,152,670
Cost                                                                  $7,296,846
    Market Value.........     --         $7,512,087           --             --            --                --             --
  Hartford Mortgage
   Securities Fund, Inc.
Shares                                                                   149,157
Cost                                                                $   156,876
    Market Value.........     --            --             $  159,788        --            --                --             --
  Hartford Index Fund,
   Inc.
Shares                                                                   317,288
Cost                                                                $   605,533
    Market Value.........     --            --                --          $ 643,434        --                --             --
  Hartford International
   Opportunities Fund,
   Inc.
Shares                                                                  1,017,908
Cost                                                                  $1,269,495
    Market Value.........     --            --                --             --          $1,329,072          --             --
  Hartford Dividend and
   Growth Fund, Inc.
Shares                                                                  1,334,838
Cost                                                                  $1,614,808
    Market Value.........     --            --                --             --            --            $1,758,008         --
  Hartford International
   Advisers Fund, Inc.
Shares                                                                   142,134
Cost                                                                $   152,699
    Market Value.........     --            --                --             --            --                --          $   17,633
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....     --            281,988           --             --               9,735          --             --
  Receivable from fund
   shares sold...........        257        --                  9,602         6,114        --                11,040           9,012
                           ----------  ---------------   --------------   ----------  ----------------   -----------   -------------
  Total Assets...........  4,003,121      7,794,075           169,390       649,548       1,338,807       1,769,048         166,645
                           ----------  ---------------   --------------   ----------  ----------------   -----------   -------------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....        260        --                  9,602         6,116        --                11,048           9,012
  Payable for fund shares
   purchased.............     --            282,417           --             --               9,736          --             --
                           ----------  ---------------   --------------   ----------  ----------------   -----------   -------------
  Total Liabilities......        260        282,417             9,602         6,116           9,736          11,048           9,012
                           ----------  ---------------   --------------   ----------  ----------------   -----------   -------------
  Net Assets (variable
   life contract
   liabilities)..........  $4,002,861    $7,511,658        $  159,788     $ 643,432      $1,329,071      $1,758,000      $  157,633
                           ----------  ---------------   --------------   ----------  ----------------   -----------   -------------
                           ----------  ---------------   --------------   ----------  ----------------   -----------   -------------
  Units Outstanding......  3,138,857      5,787,226           137,471       473,089       1,145,162       1,296,244         136,077
  Accumulation Unit Value
   at end of period......  $1.275261     $ 1.297972        $ 1.162324     $1.360070      $ 1.160597      $ 1.356226      $ 1.158392

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT FIVE
ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY
STATEMENT OF OPERATIONS
 FROM INCEPTION, JANUARY 10, 1995, TO DECEMBER 31, 1995

                                                      MONEY
                                          STOCK      MARKET
                           BOND FUND      FUND        FUND
                           SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
                           ----------   ---------   ---------
INVESTMENT INCOME:
  Dividends..............    $ 5,592    $ 24,153     $74,755
                           ----------   ---------   ---------
    Net investment income
     (loss)..............      5,592      24,153      74,755
                           ----------   ---------   ---------
  Capital gains income...     --             403       --
                           ----------   ---------   ---------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        275         (94)      --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      7,044     221,539       --
                           ----------   ---------   ---------
    Net gains (losses) on
     investments.........      7,319     221,445       --
                           ----------   ---------   ---------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    $12,911    $246,001     $74,755
                           ----------   ---------   ---------
                           ----------   ---------   ---------

* From inception, March 1, 1995, to December 31, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                   DIVIDEND
                                          CAPITAL        MORTGAGE                INTERNATIONAL       AND       INTERNATIONAL
                           ADVISERS     APPRECIATION    SECURITIES     INDEX     OPPORTUNITIES      GROWTH       ADVISERS
                             FUND           FUND           FUND         FUND          FUND           FUND          FUND
                           SUB-ACCOUNT  SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT*
                           ---------   --------------   -----------   --------   --------------   ----------   ------------
INVESTMENT INCOME:
  Dividends..............  $ 40,874       $ 17,693        $4,015      $ 4,467       $ 4,790        $ 13,879       $3,923
                           ---------   --------------   -----------   --------      -------       ----------      ------
    Net investment income
     (loss)..............    40,874         17,693         4,015        4,467         4,790          13,879        3,923
                           ---------   --------------   -----------   --------      -------       ----------      ------
  Capital gains income...       120            541         --               4            92          --           --
                           ---------   --------------   -----------   --------      -------       ----------      ------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      (649)         1,253           105          (49)           20             425          301
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   190,815        215,241         2,911       37,902        59,577         143,200        4,932
                           ---------   --------------   -----------   --------      -------       ----------      ------
    Net gains (losses) on
     investments.........   190,166        216,494         3,016       37,853        59,597         143,625        5,233
                           ---------   --------------   -----------   --------      -------       ----------      ------
  Net increase (decrease)
   in net assets
   resulting from
   operations............  $231,160       $234,728        $7,031      $42,324       $64,479        $157,504       $9,156
                           ---------   --------------   -----------   --------      -------       ----------      ------
                           ---------   --------------   -----------   --------      -------       ----------      ------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Separate Account Five
ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
 FROM INCEPTION JANUARY 10, 1995 TO DECEMBER 31, 1995

                                                              MONEY
                            BOND FUND      STOCK FUND      MARKET FUND
                           SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           ------------   -------------   -------------
OPERATIONS:
  Net investment income
   (loss)................  $      5,592   $      24,153   $      74,755
  Capital gains income...       --                  403        --
  Net realized gain
   (loss) on security
   transactions..........           275             (94)       --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         7,044         221,539        --
                           ------------   -------------   -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        12,911         246,001          74,755
                           ------------   -------------   -------------
UNIT TRANSACTIONS:
  Purchases..............       --             --            23,888,562
  Net transfers..........       306,533       3,642,384     (18,864,634)
  Surrenders.............       (12,757)        (33,294)        (48,453)
  Net loan withdrawals...       --               (5,495)       (372,799)
  Cost of insurance and
   other fees............          (396)         (5,785)        (20,562)
                           ------------   -------------   -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       293,380       3,597,810       4,582,114
                           ------------   -------------   -------------
  Total increase
   (decrease) in net
   assets................       306,291       3,843,811       4,656,869
NET ASSETS:
  Beginning of period....       --             --              --
                           ------------   -------------   -------------
  End of period..........  $    306,291   $   3,843,811   $   4,656,869
                           ------------   -------------   -------------
                           ------------   -------------   -------------

* From inception, March 1, 1995, to December 31, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                              CAPITAL          MORTGAGE                      INTERNATIONAL     DIVIDEND AND
                          ADVISERS FUND  APPRECIATION FUND  SECURITIES FUND   INDEX FUND   OPPORTUNITIES FUND  GROWTH FUND
                           SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                          -------------  -----------------  ---------------  ------------  ------------------  ------------
OPERATIONS:
  Net investment income
   (loss)................ $      40,874    $     17,693       $     4,015    $      4,467     $      4,790     $     13,879
  Capital gains income...           120             541          --                     4               92          --
  Net realized gain
   (loss) on security
   transactions..........          (649)          1,253               105             (49)              20              425
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       190,815         215,241             2,911          37,902           59,577          143,200
                          -------------  -----------------  ---------------  ------------  ------------------  ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       231,160         234,728             7,031          42,324           64,479          157,504
                          -------------  -----------------  ---------------  ------------  ------------------  ------------
UNIT TRANSACTIONS:
  Purchases..............      --              --                --               --             --                 --
  Net transfers..........     3,814,765       7,349,141           165,306         617,882        1,282,924        1,624,852
  Surrenders.............       (36,276)        (45,663)          (12,284)        (15,806)         (16,386)         (21,482)
  Net loan withdrawals...      --               (16,773)         --                   (36)       --                     (36)
  Cost of insurance and
   other fees............        (6,788)         (9,775)             (265)           (932)          (1,946)          (2,838)
                          -------------  -----------------  ---------------  ------------  ------------------  ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     3,771,701       7,276,930           152,757         601,108        1,264,592        1,600,496
                          -------------  -----------------  ---------------  ------------  ------------------  ------------
  Total increase
   (decrease) in net
   assets................     4,002,861       7,511,658           159,788         643,432        1,329,071        1,758,000
NET ASSETS:
  Beginning of period....      --              --                --               --             --                 --
                          -------------  -----------------  ---------------  ------------  ------------------  ------------
  End of period.......... $   4,002,861    $  7,511,658       $   159,788    $    643,432     $  1,329,071     $  1,758,000
                          -------------  -----------------  ---------------  ------------  ------------------  ------------
                          -------------  -----------------  ---------------  ------------  ------------------  ------------

                           INTERNATIONAL
                            ADVISERS
                              FUND
                           SUB-ACCOUNT*
                           -----------
OPERATIONS:
  Net investment income
   (loss)................   $  3,923
  Capital gains income...     --
  Net realized gain
   (loss) on security
   transactions..........        301
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      4,932
                           -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      9,156
                           -----------
UNIT TRANSACTIONS:
  Purchases..............     --
  Net transfers..........    160,888
  Surrenders.............    (12,083)
  Net loan withdrawals...        (34)
  Cost of insurance and
   other fees............       (294)
                           -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    148,477
                           -----------
  Total increase
   (decrease) in net
   assets................    157,633
NET ASSETS:
  Beginning of period....     --
                           -----------
  End of period..........   $157,633
                           -----------
                           -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT FIVE
ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1995

 1.  ORGANIZATION:

    Separate Account Five (the Account) is a separate investment account within ITT Hartford Life & Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders. The Account commenced operations on January 10, 1995.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The  following  is  a  summary of  significant  accounting  policies  of the
    Account,  which  are  in  accordance  with  generally  accepted   accounting
    principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Hartford mutual funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1995.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT FIVE AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets & liabilities of ITT Hartford Life & Annuity Insurance Company Separate Account Five (the Account) as of December 31, 1995, and the related statement of operations and changes in net assets for the period from inception, January 10, 1995, to December 31, 1995. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ITT Hartford Life & Annuity Insurance Company Separate Account Five as of December 31, 1995, the results of its operations and changes in net assets for the period from inception, January 10, 1995, to December 31, 1995, in conformity with generally accepted accounting principles.

 Hartford, Connecticut
 February 19, 1996                                           Arthur Andersen LLP

 Hartford Bond Fund, Inc.
STATEMENT OF NET ASSETS
DECEMBER 31, 1995

 PRINCIPAL                                      MARKET
  AMOUNT                                         VALUE
-----------                                  -------------
LONG-TERM BONDS -- 92.8%
             FEDERAL AGENCIES MORTGAGE
             PASS-THROUGHS -- 5.6%
             Federal National Mortgage
             Association
$ 4,226,243    6.000% due 08/01/08 -
               10/01/09....................  $   4,183,907
  5,000,000    6.500% due 11/01/10.........      5,025,000
  9,950,000    7.000% due 12/01/25.........     10,037,690
                                             -------------
                                                19,246,597
                                             -------------
             FEDERAL AGENCIES -- 3.1%
             Federal National Mortgage
             Association
  1,000,000    5.800% due 12/10/03.........        994,312
    604,622    6.000% due 04/01/09.........        598,528
  3,000,000    6.480% due 12/01/05.........      3,059,062
  5,000,000    8.200% due 03/10/16.........      6,037,110
                                             -------------
                                                10,689,012
                                             -------------
             U.S. GOVERNMENT SECURITIES -- 29.4%
             U.S. Treasury Bonds
 12,400,000    8.125% due 08/15/19 -
               08/15/21....................     15,602,375
  7,650,000    8.750% due 05/15/17.........     10,119,512
  9,400,000    8.875% due 08/15/17.........     12,593,058
  1,000,000    9.000% due 11/15/18.........      1,362,812
             U.S. Treasury Notes
  5,000,000    6.500% due 04/30/99 -
               08/15/05....................      5,197,185
 20,550,000    6.875% due 02/28/97 -
               07/31/99....................     21,011,108
 10,200,000    7.500% due 01/31/97 -
               11/15/01....................     10,601,682
  8,000,000    8.750% due 10/15/97.........      8,475,000
 12,000,000    10.750% due 02/15/03........     15,660,000
                                             -------------
                                               100,622,732
                                             -------------
             BANKS -- 3.1%
             Bank of New York
  3,000,000    7.625% due 07/15/02.........      3,244,755
             Chase Manhattan Corp.
  3,000,000    7.750% due 11/01/99.........      3,197,640
             Mellon Financial Co.
  4,000,000    6.300% due 06/01/00.........      4,069,108
                                             -------------
                                                10,511,503
                                             -------------
             BEVERAGES -- 1.2%
             Bacardi-Martini Finance
  4,000,000    5.750% due 07/23/98.........      4,000,000
                                             -------------
             CONGLOMERATE -- 2.1%
             Tenneco Inc.
  6,850,000    8.000% due 11/15/99.........      7,330,671
                                             -------------
             FINANCIAL SERVICES -- 14.1%
             Aristar Inc.
  3,000,000    6.300% due 07/15/00.........      3,046,122
             Associates Corp.
  2,500,000    9.700% due 05/01/97.........      2,634,023
             Donaldson Lufkin Jenrette
  5,000,000    6.875% due 11/01/05.........      5,123,450
             Duke Realty Investments
  5,000,000    7.250% due 09/22/02.........      5,151,890
             ERP Operating
  2,500,000    6.625% due 12/22/97.........      2,506,202
             Ford Motor Credit Company
  3,000,000    7.750% due 11/15/02.........      3,272,955
             General Motors Acceptance
             Corp.
  4,000,000    5.875% due 01/12/99.........      4,013,680

             FINANCIAL SERVICES -- (CONTINUED)
             Lehman Brothers
$ 3,000,000    10.000% due 05/15/99........  $   3,350,703
             Massachusetts Mutual Life
             Insurance Company
  5,000,000    7.625% due 11/15/23.........      5,234,750
             Salomon Inc.
  3,000,000    5.930% due 03/17/97.........      2,991,360
             Salomon Inc.
  3,000,000    6.940% due 09/15/97.........      3,035,550
             Charles Schwab Medium Term
             Note
  3,000,000    6.630% due 08/04/98.........      3,055,470
             Spieker Property Real Estate
             Investments
  5,000,000    6.650% due 12/15/00.........      4,995,400
                                             -------------
                                                48,411,555
                                             -------------
             FOREIGN GOVERNMENTS -- 10.3%
             Abbey National First Capital
  5,575,000    8.200% due 10/15/04.........      6,322,502
             Ahmanson H.F. Co.
  5,500,000    6.350% due 09/01/98.........      5,585,525
             Banco Central Hispano
  5,000,000    7.500% due 06/15/05.........      5,269,245
             Bank of Montreal
  3,000,000    10.000% due 09/01/98........      3,319,080
             KFW International Finance Inc.
  5,000,000    7.000% due 03/01/13.........      5,346,975
             Province of Manitoba Debenture
  5,000,000    9.625% due 12/01/18.........      6,722,700
             Skandinaviska Enskilda Banken
  2,500,000    6.875% due 02/15/09.........      2,544,087
                                             -------------
                                                35,110,114
                                             -------------
             HEALTH CARE -- 0.8%
             Columbia Healthcare
  2,500,000    6.730% due 07/15/45.........      2,604,608
                                             -------------
             MEDIA -- 1.5%
             News America Holdings Inc.
  5,000,000    7.500% due 03/01/00.........      5,245,115
                                             -------------
             OIL & GAS -- 2.7%
             Columbia Gas Systems Inc.
  6,000,000    6.390% due 11/28/00.........      6,100,170
             Union Oil Co. of California
             Medium Term Note
  2,500,000    9.375% due 02/15/11.........      3,171,175
                                             -------------
                                                 9,271,345
                                             -------------
             PAPER CO. -- 0.6%
             Georgia-Pacific Corp.
  2,000,000    9.850% due 06/15/97.........      2,111,420
                                             -------------
             TECHNOLOGY -- 2.2%
             ADT Operations
  3,290,000    8.250% due 08/01/00.........      3,479,175
             Motorola Inc.
  3,100,000    8.400% due 08/15/31.........      3,912,922
                                             -------------
                                                 7,392,097
                                             -------------
             TELECOMMUNICATIONS -- 3.6%
             Cox Communications
  5,000,000    6.500% due 11/15/02.........      5,089,320

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

HARTFORD BOND FUND, INC.
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1995

 PRINCIPAL                                      MARKET
  AMOUNT                                         VALUE
-----------                                  -------------
LONG-TERM BONDS -- (CONTINUED)
             Tele-Communications, Inc.
$ 4,500,000    8.650% due 09/15/04.........  $   5,019,782

             TELECOMMUNICATIONS -- (CONTINUED)
             Time Warner Entertainment
  2,000,000    8.375% due 03/15/23.........      2,166,242
                                             -------------
                                                12,275,344
                                             -------------
             UTILITIES -- 5.8%
             Bell Telephone Co. of
             Pennsylvania
  3,000,000    8.350% due 12/15/30.........      3,802,584
             Chesapeake & Potomac Telephone
  1,500,000    8.300% due 08/01/31.........      1,840,581
             Commonwealth Edison First
             Mortgage
  1,450,000    5.250% due 04/01/96.........      1,446,868
             Commonwealth Edison
  7,000,000    6.375% due 07/15/00.........      7,103,243
             GTE Corp.
  5,000,000    9.100% due 06/01/03.........      5,789,280
                                             -------------
                                                19,982,556
                                             -------------
             ASSET-BACKED BONDS -- 6.7%
             Amex 92-1A
  2,000,000    6.050% due 06/15/98.........      2,017,480
             Discover 93-1
  3,000,000    5.300% due 10/16/01.........      2,956,890
             Discover 91-E
  5,000,000    7.850% due 05/21/99.........      5,138,550
             Oakwood 94-A B1
  4,631,230    8.400% due 02/15/15.........      4,726,772
             SCC 91-3 B
  5,615,000    9.250% due 09/07/98.........      6,085,257
             SCC 91-6 B
  2,000,000    8.350% due 01/07/00.........      2,139,340
                                             -------------
                                                23,064,289
                                             -------------
             Total long-term bonds.........  $ 317,868,958
                                             -------------
                                             -------------

SHORT-TERMS SECURITIES -- 3.3%

             REPURCHASE AGREEMENT
$11,382,000  Interest in $24,574,000 joint
               repurchase agreement dated
               12/29/95 with Fleet Bank
               5.850% due 01/02/96;
               maturity amount $11,389,398;
               (Collateralized by
               $24,574,000 U.S. Treasury
               Note 5.125% due 12/31/98)...  $  11,382,000
                                             -------------
                                             -------------

DIVERSIFICATION OF ASSETS:
Total long-term bonds........................   92.8 %  $317,868,958
Total short-term securities..................    3.3      11,382,000
                                               ------   ------------
Total investment in securities
  *(Identified cost $313,830,896)............   96.1     329,250,958
Excess of cash and receivables over
  liabilities................................    3.9      13,243,989
                                               ------   ------------
Net assets (Applicable to $1.02826 per share
  based on 333,082,054 shares outstanding)...  100.0%   $342,494,947
                                               ------   ------------
                                               ------   ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $.10 per share; authorized
  800,000,000 shares; outstanding 333,082,054
  shares.............................................   $ 33,308,205
Capital surplus......................................    304,781,775
Undistributed net realized (loss) on investments.....    (11,015,095)
Unrealized appreciation of investments...............     15,420,062
                                                        ------------
Net assets, applicable to shares outstanding.........   $342,494,947
                                                        ------------
                                                        ------------

* Aggregate cost for Federal income tax purposes.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

HARTFORD STOCK FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 1995

                                                 MARKET
  SHARES                                          VALUE
-----------                                  ---------------
COMMON STOCKS -- 89.5%
             COMMUNICATIONS EQUIPMENT -- 2.1%
    *60,000  Cisco Systems Inc.............  $     4,477,500
   *200,000  DSC Communications............        7,375,000
    285,000  Motorola Inc..................       16,245,000
   *250,000  3Com Corp.....................       11,656,250
                                             ---------------
                                                  39,753,750
                                             ---------------
             COMPUTERS & OFFICE
             EQUIPMENT -- 3.1%
   *100,000  Compaq Computer...............        4,800,000
    320,000  International Business Machine
               Corp........................       29,360,000
    180,000  Xerox.........................       24,660,000
                                             ---------------
                                                  58,820,000
                                             ---------------
             CONSUMER DURABLES -- 0.9%
       0.25  Chrysler Corp.................               14
    200,000  Ford Motor Corp...............        5,800,000
    225,000  General Motors Class E........       11,700,000
                                             ---------------
                                                  17,500,014
                                             ---------------
             CONSUMER NON-DURABLES -- 11.0%
    275,000  Anheuser Busch Cos. Inc.......       18,390,625
    230,000  Colgate Palmolive Co..........       16,157,500
    150,000  Duracell International Inc....        7,762,500
    350,000  General Mills Company.........       20,212,500
    250,000  Kimberly Clark Corp...........       20,687,500
     92,200  Estee Lauder Co.-Class A......        3,215,475
    470,000  Pepsico Inc...................       26,261,250
    450,000  Philip Morris.................       40,725,000
    360,000  Proctor and Gamble............       29,880,000
    707,000  Sara Lee Corp.................       22,535,625
                                             ---------------
                                                 205,827,975
                                             ---------------
             CONSUMER SERVICES -- 0.9%
   *169,000  Autotote......................          297,863
   *375,000  Circus Circus Enterprises.....       10,453,125
    150,000  Service Corp..................        6,600,000
                                             ---------------
                                                  17,350,988
                                             ---------------
             ENERGY AND SERVICES -- 7.0%
    375,000  Amoco Corporation.............       26,953,125
    536,800  Burlington Resources..........       21,069,400
    500,000  Exxon.........................       40,062,500
     79,300  Hong Kong Telecom Ltd.-Sp
               ADR.........................        1,407,575
    300,000  Schlumberger Ltd..............       20,775,000
    383,664  Total S.A. ADR................       13,044,576
    300,000  Unocal Corp...................        8,737,500
                                             ---------------
                                                 132,049,676
                                             ---------------
             FINANCIAL SERVICES -- 14.7%
    500,000  Allstate Corp.................       20,562,500
    600,000  American Express Co...........       24,825,000
    225,000  American International
               Group.......................       20,812,500
    110,000  Bank of New York Co...........        5,362,500
    550,000  Citicorp......................       36,987,500
     82,500  Franklin Resources Inc........        4,155,938
    300,000  Greenpoint Financial Corp.....        8,025,000
    250,000  Marsh and McLennan Cos.,
               Inc.........................       22,187,500
    450,000  Merrill Lynch & Co. Inc.......       22,950,000
    250,000  J.P. Morgan...................       20,062,500
    260,000  Nationsbank Corp..............       18,102,500
    575,000  Salomon Inc...................       20,412,500

             FINANCIAL SERVICES -- (CONTINUED)
    400,000  State Street Boston Corp......  $    18,000,000
    525,000  Travelers Group Inc...........       33,009,375
                                             ---------------
                                                 275,455,313
                                             ---------------
             FOREIGN STOCKS-JAPAN -- 2.0%
    200,000  Eisai Co. Ltd.................        3,499,952
    200,000  Fuji Bank Ltd.................        4,408,779
    300,000  Matsushita Electric Co........        4,872,861
    300,000  Nomura Securities.............        6,526,153
    189,000  Sankyo........................        4,239,389
    200,000  Sanwa Bank Ltd................        4,060,717
    240,000  Takeda Chemical Industries
               Ltd.........................        3,944,697
    300,000  Toyota Motor Corp.............        6,352,122
                                             ---------------
                                                  37,904,670
                                             ---------------
             HEALTH CARE -- 11.8%
    825,000  Abbott Laboratories...........       34,443,750
   *175,000  Alza Corp. Del................        4,331,250
    190,000  American Home Products
               Corp........................       18,430,000
    250,000  Bristol-Myers Squibb
               Company.....................       21,468,750
    270,000  Johnson & Johnson.............       23,118,750
    475,000  Pfizer, Inc...................       29,925,000
    400,000  SmithKline Beecham PLC ADR
               Unit........................       22,200,000
    775,000  US Healthcare Inc.............       36,037,500
    320,000  Warner-Lambert Company........       31,080,000
                                             ---------------
                                                 221,035,000
                                             ---------------
             INDUSTRIAL MATERIALS -- 5.8%
    240,000  Air Products & Chemical
               Corp........................       12,660,000
   *400,000  Crown Cork & Seal.............       16,700,000
    400,000  Dow Chemical..................       28,150,000
    230,000  Dupont EI De Nemours..........       16,071,250
    450,000  International Paper Co........       17,043,750
    700,000  Louisiana Pacific Corp........       16,975,000
                                             ---------------
                                                 107,600,000
                                             ---------------
             MANUFACTURING -- 4.4%
    190,000  Boeing Company................       14,891,250
    800,000  General Electric..............       57,600,000
    305,000  Ingersoll-Rand Company........       10,713,125
                                             ---------------
                                                  83,204,375
                                             ---------------
             MEDIA & SERVICES -- 7.6%
    220,000  Capital Cities/ABC Inc........       27,142,500
    100,000  Dun & Bradstreet Corp.........        6,475,000
    450,000  Gannett Co., Inc..............       27,618,750
    613,750  Gaylord Entertainment Class
               A...........................       17,031,562
    450,000  Time Warner Inc...............       17,043,750
  1,005,000  Viacom Inc-Class B............       47,611,875
                                             ---------------
                                                 142,923,437
                                             ---------------
             REAL ESTATE -- 0.9%
    400,000  General Growth Properties.....        8,300,000
    350,000  Spieker Properties............        8,793,750
                                             ---------------
                                                  17,093,750
                                             ---------------
             RETAIL -- 7.7%
    450,000  Albertson's Inc...............       14,793,750
    500,000  Home Depot Inc................       23,937,500
    360,000  May Department Stores Co......       15,210,000
    950,000  McDonalds Corp................       42,868,750
   *325,000  Toys R Us.....................        7,068,750

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                 MARKET
  SHARES                                          VALUE
-----------                                  ---------------
COMMON STOCKS -- (CONTINUED)
             RETAIL -- (CONTINUED)
  1,820,000  Wal-Mart......................  $    40,722,500
                                             ---------------
                                                 144,601,250
                                             ---------------
             SOFTWARE & SERVICES -- 2.5%
    165,000  Computer Sciences Corp........       11,591,250
    235,000  First Data Corp...............       15,715,624
   *180,000  Microsoft Corp................       15,795,000
   *109,400  Sybase Inc....................        3,938,400
                                             ---------------
                                                  47,040,274
                                             ---------------
             TRANSPORTATION -- 2.8%
   *250,000  AMR...........................       18,562,500
    725,000  Southwest Airlines............       16,856,250
    255,000  Union Pacific Corp............       16,830,000
                                             ---------------
                                                  52,248,750
                                             ---------------
             UTILITY -- 4.3%
    680,000  AT&T Corp.....................       44,030,000
    950,000  MCI Communications............       24,818,750
     52,250  Portugal Telecom S.A. ADR.....          992,750
    250,000  Texas Utilities...............       10,281,250
                                             ---------------
                                                  80,122,750
                                             ---------------
             Total common stocks...........  $ 1,680,531,972
                                             ---------------
                                             ---------------
PREFERRED STOCKS -- 2.8%
             CONSUMER NON-DURABLES -- 1.7%
  5,000,000  RJR Nabisco Perferred Equity
               Redemptive Cumulative
               Stock.......................       31,875,000
                                             ---------------
             ENERGY -- 0.6%
    191,000  Occidental Petroleum 144A.....       10,409,500
                                             ---------------
             REAL ESTATE -- 0.5%
    347,500  Security Pacific Trust........        8,513,750
                                             ---------------
             Total preferred stocks........  $    50,798,250
                                             ---------------
                                             ---------------
 PRINCIPAL
  AMOUNT
-----------
CONVERTIBLE CORPORATE BONDS -- 0.7%
             BUSINESS SERVICES -- 0.3%
             Empresas ICA Sociedad
$12,150,000    5.000% due 03/15/04.........        6,500,250
                                             ---------------
             FINANCIAL SERVICES -- 0.2%
             MBL International Finance
  3,000,000    3.000% due 11/30/02.........        3,525,000
                                             ---------------
             PRIVATE PLACEMENT -- 0.2%
             Autotote Corporation
 16,000,000    4.950% due 08/20/01.........        3,765,986
                                             ---------------
             Total convertible corporate
               bonds.......................  $    13,791,236
                                             ---------------
                                             ---------------

SHORT-TERM SECURITIES -- 6.5%
$87,770,000  Repurchase Agreement dated
               12/29/95 with Aubrey Lanston
               5.900% due 01/02/96;
               maturity amount $87,827,538;
               (Collateralized by
               $61,260,000 U.S. Treasury
               Notes 5.875% to 6.250% due
               08/15/98 to 08/31/00 and by
               $26,450,000 U.S. Treasury
               Bill 4.980% due 05/30/96)...  $    87,770,000
 35,000,000  Repurchase Agreement dated
               12/29/95 with Morgan Stanley
               6.200% due 01/02/96;
               maturity amount $35,024,111;
               (Collateralized by
               $40,490,000 Federal National
               Mortgage Association 9.000%
               due 03/01/25)...............       35,000,000
                                             ---------------
             Total short-term securities...  $   122,770,000
                                             ---------------
                                             ---------------

DIVERSIFICATION OF ASSETS:
Total common stocks..........................   89.5%   $1,680,531,972
Total preferred stocks.......................    2.8        50,798,250
Total convertible corporate bonds............    0.7        13,791,236
Total short-term securities..................    6.5       122,770,000
                                               ------   --------------
Total investment in securities
  **(Identified cost $1,528,375,612).........   99.5     1,867,891,458
Excess of cash and receivables over
  liabilities................................    0.5         8,992,156
                                               ------   --------------
Net assets (Applicable to $3.52702 per share
  based on 532,144,279 shares outstanding)...  100.0%   $1,876,883,614
                                               ------   --------------
                                               ------   --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $.10 per share; authorized
  800,000,000 shares; outstanding 532,144,279
  shares.............................................   $   53,214,428
Capital surplus......................................    1,403,332,247
Undistributed net realized gain on investments.......       80,821,093
Unrealized appreciation of investments...............      339,515,846
                                                        --------------
Net assets, applicable to shares outstanding.........   $1,876,883,614
                                                        --------------
                                                        --------------

 * Non-income producing during period.
** Aggregate cost for Federal income tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HVA Money Market Fund, Inc.
STATEMENT OF NET ASSETS
DECEMBER 31, 1995

                                                    AMORTIZED                                                        AMORTIZED
 PRINCIPAL                                           COST AND     PRINCIPAL                                           COST AND
  Amount                                              VALUE        AMOUNT                                              VALUE
-----------                                       -------------- -----------                                       --------------
COMMERCIAL PAPER -- 78.6%
             Abbey National North America
$ 5,000,000    5.570% due 03/06/96..............  $    4,950,489
  5,000,000    5.715% due 01/02/96..............       5,000,000
             Air Products & Chemicals
  5,000,000    5.385% due 06/21/96..............       4,872,106
             American Honda Finance
  5,000,000    5.530% due 02/02/96..............       4,975,760
             ANZ (Delaware) Inc.
 10,000,000    5.670% due 01/05/96 - 02/13/96...       9,964,563
             Aristar Inc
  9,500,000    5.750% due 01/08/96 - 01/16/96...       9,485,146
             Bass Finance C.I. Ltd.
  5,000,000    5.680% due 02/16/96..............       4,964,500
             Bausch & Lomb Inc.
  5,000,000    5.700% due 01/26/96..............       4,981,000
  5,000,000    5.710% due 01/19/96..............       4,986,518
             Colgate-Palmolive
  5,000,000    5.620% due 03/08/96..............       4,948,483
             Corporate Asset Funding Company
 10,000,000    5.650% due 02/16/96 - 02/23/96...       9,923,882
             Dean Witter, Discover Card
  9,000,000    5.700% due 01/08/96 - 01/31/96...       8,973,242
             Eaton Corp.
  5,000,000    5.500% due 05/30/96..............       4,886,181
             Electronic Data Systems
 10,000,000    5.580% due 03/15/96..............       9,886,850
             Finova Capital
  5,000,000    5.800% due 03/07/96..............       4,947,639
  5,000,000    5.940% due 01/26/96..............       4,980,200
             General Motors Acceptance Corp.
  5,000,000    5.610% due 03/06/96..............       4,950,133
  5,500,000    5.700% due 02/16/96..............       5,460,813
             General Signal Corp.
  5,000,000    5.800% due 02/22/96..............       4,958,917
             Goldman Sachs Group Limited
             Partnership
  5,000,000    5.540% due 04/04/96..............       4,928,442
             Hanson Finance (UK)
  5,000,000    5.640% due 02/28/96..............       4,955,350
  5,000,000    5.650% due 02/21/96..............       4,960,764
             Merrill Lynch & Co.
 10,000,000    5.730% due 01/31/96..............       9,953,842
             National Rural Utilities
  5,000,000    5.640% due 02/14/96..............       4,966,317
  5,000,000    5.650% due 02/20/96..............       4,961,549
             NYNEX Corp.
  5,000,000    5.720% due 02/07/96..............       4,971,400
  5,000,000    5.810% due 02/05/96..............       4,972,564
             Pacific Dunlop Holding
  5,000,000    5.680% due 02/29/96..............       4,954,244
             RTZ America Inc.
 10,000,000    5.700% due 01/18/96 - 01/23/96...       9,970,708
             A H Robins
  5,000,000    5.470% due 04/12/96..............       4,923,268
             Sharp Electronics Corp.
  5,000,000    5.660% due 01/26/96..............       4,981,133
  5,000,000    5.710% due 02/09/96..............       4,969,864
             Sherwood Medical
  5,000,000    5.700% due 02/29/96..............       4,954,083
             Spintab
  5,000,000    5.570% due 03/18/96..............       4,941,206
  5,000,000    5.660% due 01/19/96..............       4,986,636
             Svenska Handelsbanken Inc.
  5,000,000    5.700% due 02/05/96..............       4,973,083
  5,000,000    5.720% due 01/26/96..............       4,980,932
             Tambrands Inc.
$ 5,000,000    5.590% due 04/26/96..............  $    4,910,715
  5,000,000    5.600% due 04/08/96..............       4,924,556
             Transamerica Finance Co.
  5,000,000    5.500% due 04/15/96..............       4,920,556
  5,000,000    5.700% due 01/10/96..............       4,993,667
             Westpac Capital Corp.
  5,000,000    5.450% due 05/13/96..............       4,900,082
  5,000,000    5.500% due 05/13/96..............       4,899,166
             Whirlpool Corp.
 10,000,000    5.760% due 01/17/96..............       9,976,000
             Zeneca, Inc. D/N
 10,000,000    5.720% due 01/11/96..............       9,985,700
                                                  --------------
             Total commercial paper.............  $  266,912,249
                                                  --------------
                                                  --------------
             U.S. TREASURY NOTES -- 1.4%
             U.S. Treasury Notes
  5,000,000    6.250% due 08/31/96..............       5,010,394
                                                  --------------
REPURCHASE AGREEMENT -- 16.3%
 55,210,000  Repurchase agreement dated 12/29/95
               with Salomon Brothers 5.900% due
               01/02/96; maturity amount
               $55,246,193; (Collateralized by
               $57,575,000 U.S. Treasury Bills
               4.930% due 06/06/96).............      55,210,000
                                                  --------------
             Total short-term securities........  $  327,132,643
                                                  --------------
                                                  --------------
NON-CONVERTIBLE CORPORATE NOTES -- 10.6%
             American Honda Finance
$ 5,000,000    5.875% due 03/01/96..............       5,000,000
             Associate Corp. of America
  5,500,000    4.940% due 04/02/96..............       5,486,295
             Avery Dennison Medium Term Note
  4,000,000    8.400% due 04/15/96..............       4,028,598
             Bell Atlantic
  5,000,000    5.500% due 06/13/96..............       4,988,740
             General Electric Capital
  5,000,000    5.970% due 08/21/96..............       4,999,160
             Grand Metropolitan Investments
  6,000,000    8.125% due 08/15/96..............       6,074,618
             U.S. Leasing International Inc.
  5,500,000    8.750% due 05/01/96..............       5,549,399
                                                  --------------
             Total non-convertible corporate
               notes............................  $   36,126,810
                                                  --------------
                                                  --------------

DIVERSIFICATION OF ASSETS:
Total short-term securities..................   96.3 %  $327,132,643
Total non-convertible corporate notes........   10.6      36,126,810
                                               ------   ------------
Total investment in securities
  *(Identified cost $363,259,453)............  106.9     363,259,453
Excess of liabilities over cash and
  receivables................................  (6.9)     (23,550,870)
                                               ------   ------------
Net assets (Applicable to $1.00 per share
  based on 339,708,583 shares outstanding)...  100.0%   $339,708,583
                                               ------   ------------
                                               ------   ------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $.10 per share;
  authorized 800,000,000 shares; outstanding
  339,708,583 shares.........................           $ 33,970,858
Capital surplus..............................            305,737,725
                                                        ------------
Net assets, applicable to shares outstanding.........   $339,708,583
                                                        ------------
                                                        ------------

* Aggregate cost for Federal income tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HARTFORD ADVISERS FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 1995

                                                 MARKET                                                      MARKET
  SHARES                                         VALUE        SHARES                                         VALUE
-----------                                  -------------- -----------                                  --------------
COMMON STOCKS -- 58.6%
             COMMUNICATION EQUIPMENT --
             1.1%
    *70,000  Cisco Systems Inc.............  $    5,223,750
   *200,000  DSC Communications............       7,375,000
    395,000  Motorola Inc..................      22,515,000
   *250,000  3 Com Corp....................      11,656,250
                                             --------------
                                                 46,770,000
                                             --------------
             COMPUTERS & OFFICE
             EQUIPMENT -- 2.0%
   *125,000  Compaq Computer...............       6,000,000
    440,000  International Business Machine
               Corp........................      40,370,000
    280,000  Xerox.........................      38,360,000
                                             --------------
                                                 84,730,000
                                             --------------
             CONSUMER DURABLES -- 0.6%
       0.25  Chrysler Corp.................              14
    500,000  Ford Motor Corp...............      14,500,017
    250,000  General Motors Class E........      13,000,000
                                             --------------
                                                 27,500,031
                                             --------------
             CONSUMER NON-DURABLES -- 7.3%
    405,000  Anheuser Busch Cos. Inc.......      27,084,375
    320,000  Colgate Palmolive Co..........      22,480,000
    250,000  Duracell International Inc....      12,937,500
    500,000  General Mills Company.........      28,875,000
    400,000  Kimberly Clark Corp...........      33,100,000
    109,400  Estee Lauder Co.-Class A......       3,815,325
    710,000  Pepsico Inc...................      39,671,250
    650,000  Philip Morris.................      58,825,000
    580,000  Proctor and Gamble............      48,140,000
  1,218,000  Sara Lee Corp.................      38,823,750
                                             --------------
                                                313,752,200
                                             --------------
             CONSUMER SERVICES -- 0.7%
   *253,500  Autotote......................         446,794
   *700,000  Circus Circus Enterprises.....      19,512,500
    200,000  Service Corp. International...       8,800,000
                                             --------------
                                                 28,759,294
                                             --------------
             ENERGY AND SERVICES -- 4.6%
    575,000  Amoco Corporation.............      41,328,125
    684,200  Burlington Resources..........      26,854,850
    765,000  Exxon.........................      61,295,625
     79,400  Hong Kong Telecom Ltd.........       1,409,350
    500,000  Schlumberger Ltd..............      34,625,000
    558,664  Total S.A. ADR................      18,994,576
    375,000  Unocal Corp...................      10,921,875
                                             --------------
                                                195,429,401
                                             --------------
             FINANCIAL SERVICES -- 9.5%
    900,000  Allstate Corp.................      37,012,500
    850,000  American Express Co...........      35,168,750
    300,000  American International
               Group.......................      27,750,000
    260,000  Bank of New York Co...........      12,675,000
    800,000  Citicorp......................      53,800,000
     67,500  Franklin Resources Inc........       3,400,313
    300,000  Greenpoint Financial..........       8,025,000
    400,000  Marsh and McLennan Cos.,
               Inc.........................      35,500,000
    600,000  Merrill Lynch & Co. Inc.......      30,600,000
    440,000  J.P. Morgan...................      35,310,000
    410,000  Nationsbank Corp..............      28,546,250
    775,000  Salomon Inc...................      27,512,500
    450,000  State Street Boston Corp......  $   20,250,000
    875,000  Travelers Group Inc...........      55,015,625
                                             --------------
                                                410,565,938
                                             --------------
             FOREIGN STOCKS - JAPAN -- 1.3%
    300,000  Eisai Co. Ltd.................       5,249,928
    300,000  Fuji Bank Ltd.................       6,613,168
    450,000  Matsushita Electric Co........       7,309,291
    450,000  Nomura Securities.............       9,789,230
    285,000  Sankyo........................       6,392,729
    300,000  Sanwa Bank Ltd................       6,091,076
    280,000  Takeda Chem Inds Ltd..........       4,602,147
    450,000  Toyota Motor Corp.............       9,528,183
                                             --------------
                                                 55,575,752
                                             --------------
             HEALTH CARE -- 7.6%
  1,175,000  Abbott Laboratories...........      49,056,250
   *200,000  Alza Corp. Del................       4,950,000
    250,000  American Home Products
               Corp........................      24,250,000
    360,000  Bristol-Myers Squibb
               Company.....................      30,915,000
    440,000  Johnson & Johnson.............      37,675,000
    650,000  Pfizer, Inc...................      40,950,000
             HEALTH CARE -- (CONTINUED)
    625,000  SmithKline Beecham PLC ADR
               Unit........................      34,687,500
  1,150,000  US Healthcare Inc.............      53,475,000
    480,000  Warner-Lambert Company........      46,620,000
                                             --------------
                                                322,578,750
                                             --------------
             INDUSTRIAL MATERIALS -- 3.8%
    360,000  Air Products & Chemical
               Corp........................      18,990,000
   *550,000  Crown Cork & Seal.............      22,962,500
    590,000  Dow Chemical..................      41,521,250
    400,000  Dupont EI De Nemours..........      27,950,000
    710,000  International Paper Co........      26,891,250
  1,000,000  Louisiana Pacific Corp........      24,250,000
                                             --------------
                                                162,565,000
                                             --------------
             MANUFACTURING -- 2.9%
    235,000  Boeing Company................      18,418,125
  1,200,000  General Electric..............      86,400,000
    525,000  Ingersoll-Rand Company........      18,440,625
                                             --------------
                                                123,258,750
                                             --------------
             MEDIA & SERVICES -- 5.0%
    340,000  Capital Cities/ABC Inc........      41,947,500
    100,000  Dun & Bradstreet Corp.........       6,475,000
    685,000  Gannett Co., Inc..............      42,041,875
    886,750  Gaylord Entertainment Class
               A...........................      24,607,312
    700,000  Time Warner Inc...............      26,512,500
  1,500,000  Viacom Inc.-Class B...........      71,062,500
                                             --------------
                                                212,646,687
                                             --------------
             REAL ESTATE -- 0.6%
    600,000  General Growth Properties.....      12,450,000
    500,000  Spieker Properties............      12,562,500
                                             --------------
                                                 25,012,500
                                             --------------
             RETAIL -- 5.2%
  1,000,000  Albertson's Inc...............      32,875,000
    700,000  Home Depot Inc................      33,512,500
    600,000  May Department Stores Co......      25,350,000
  1,375,000  McDonalds Corp................      62,046,875
   *400,000  Toys R Us.....................       8,700,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HARTFORD ADVISERS FUND, INC.
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1995

                                                 MARKET      PRINCIPAL                                       MARKET
  SHARES                                         VALUE        AMOUNT                                         VALUE
-----------                                  -------------- -----------                                  --------------
COMMON STOCKS -- (CONTINUED)

             U.S. TREASURY BONDS --
             (CONTINUED)
  2,600,000  Wal-Mart......................  $   58,175,000
                                             --------------
                                                220,659,375
                                             --------------
             SOFTWARE & SERVICES -- 1.7%
    285,000  Computer Sciences Corp........      20,021,250
    385,000  First Data Corp...............      25,746,875
   *250,000  Microsoft Corp................      21,937,500
   *109,300  Sybase Inc....................       3,934,800
                                             --------------
                                                 71,640,425
                                             --------------
             TRANSPORTATION -- 1.9%
   *390,000  AMR...........................      28,957,500
  1,000,000  Southwest Airlines............      23,250,000
    445,000  Union Pacific Corp............      29,370,000
                                             --------------
                                                 81,577,500
                                             --------------
             UTILITIES -- 2.8%
    980,000  AT&T Corp.....................      63,455,000
  1,375,000  MCI Communications............      35,921,875
     80,500  Portugal Telecom S.A..........       1,529,500
    400,000  Texas Utilities...............      16,450,000
                                             --------------
                                                117,356,375
                                             --------------
             Total common stocks...........  $2,500,377,978
                                             --------------
                                             --------------
PREFERRED STOCKS -- 1.9%
             CONSUMER NON-DURABLES -- 1.0%
  7,000,000  RJR Nabisco Preferred Equity
               Redemptive Cumulative
               Stock.......................      44,625,000
                                             --------------
             ENERGY -- 0.5%
    397,200  Occidental Petroleum 144A.....      21,647,400
                                             --------------
             REAL ESTATE -- 0.4%
    591,900  Security Pacific Trust........      14,501,550
                                             --------------
             Total preferred stocks........  $   80,773,950
                                             --------------
                                             --------------

 PRINCIPAL
  AMOUNT
-----------
U.S. TREASURIES & AGENCIES -- 28.5%
             U.S. TREASURY BONDS -- 6.4%
$100,000,000   7.250% due 05/15/16.........     114,187,500
135,000,000    7.500% due 11/15/16.........     158,371,875
                                             --------------
                                                272,559,375
                                             --------------
             U.S. TREASURY NOTES -- 19.6%
150,000,000    6.250% due 05/31/00.........     155,109,300
200,000,000    6.375% due 08/15/02.........     210,125,000
100,000,000    6.500% due 08/15/97.........     102,000,000
225,000,000    7.500% due 12/31/99 -
               02/15/05....................     249,632,725
110,000,000    7.750% due 12/31/99.........     119,418,750
                                             --------------
                                                836,285,775
                                             --------------
             GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION -- 2.3%
 94,549,939    8.000% due 03/15/23 -
               04/15/25....................      98,485,139
                                             --------------
             FEDERAL NATIONAL MORTGAGE
             ASSOCIATION -- 0.1%
    572,662    6.000% due 02/01/20.........         565,685
  2,445,379    8.750% due 08/25/21.........  2,565,618 U.S.)
                                               TREASURIES &
                                                AGENCIES --
                                                 (continued
$ 2,069,997    9.000% due 09/25/00.........  $    2,072,791
                                             --------------
                                                  5,204,094
                                             --------------
             Total U.S. treasuries &
               agencies....................  $1,212,534,383
                                             --------------
                                             --------------
CONVERTIBLE CORPORATE BONDS -- 0.4%
             BUSINESS SERVICES -- 0.2%
             Empresas ICA Sociedad
 15,400,000    5.000% due 03/15/04.........       8,239,000
                                             --------------
             FINANCIAL SERVICES -- 0.1%
             MBL International Finance
  4,500,000    3.000% due 11/30/02.........       5,287,500
                                             --------------
             PRIVATE PLACEMENTS -- 0.1%
             Autotote Corporation
 24,000,000    4.950% due 08/20/01.........       5,648,978
                                             --------------
             Total convertible corporate
               bonds.......................  $   19,175,478
                                             --------------
                                             --------------
NON-CONVERTIBLE CORPORATE BONDS -- 5.9%
             ASSET-BACKED -- 0.1%
             Discover Card 92-A
  2,083,333    5.500% due 05/16/98.........       2,079,417
             General Motors Acceptance
               Corp. 92-D Grantor Trust
    230,652    5.550% due 05/15/97.........         230,232
                                             --------------
                                                  2,309,649
                                             --------------
             FEDERAL AGENCIES -- 0.1%
             Resolution Trust Corp. 91-6 E
  1,307,875    11.626% due 05/25/24........       1,377,840
                                             --------------
             FINANCIAL SERVICES -- 4.3%
             Bank of Boston Corp.
 10,000,000    6.625% due 02/01/04.........      10,167,920
             CIT Group Holdings
 15,000,000    6.750% due 04/30/98.........      15,394,365
             Chemical Banking Corp.
 10,000,000    8.500% due 02/15/02.........      11,212,490
             First Interstate Bank
 12,000,000    9.000% due 11/15/04.........      13,198,884
             First National Bank of Boston
  5,000,000    8.000% due 09/15/04.........       5,556,390
             Ford Motor Credit Company
 10,000,000    5.625% due 12/15/98.........       9,987,440
             General Motors Acceptance
               Corp.
 15,000,000    5.625% due 02/01/99.........      14,958,750
             Great Western Financial
 10,000,000    8.625% due 12/01/98.........      10,662,730
             Home Savings America
 15,000,000    6.000% due 11/01/00.........      14,984,550
             London Insurance Group
 15,000,000    6.875% due 09/15/05.........      15,512,145
             Merrill Lynch Mortgage
               Investors
    251,918    6.850% due 04/15/12.........         251,780
             Mount Sinai Med MBIA
 20,000,000    6.000% due 07/01/03.........      19,775,000
             National Bank of Detroit
  5,000,000    8.250% due 11/01/24.........       5,855,075
             Society National Bank
 15,000,000    6.500% due 04/25/97.........      15,189,150


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


 PRINCIPAL                                           MARKET                                                         MARKET
                                                     VALUE                                                           VALUE
-----------                                       -------------- -----------                                       --------------

             FINANCIAL SERVICES --
             (CONTINUED)
             Travelers Group 144A
$10,000,000    6.250% due 12/01/05.........  $    9,981,950
             World Savings & Loan
               Association
 12,000,000    7.625% due 02/18/97.........      12,278,640
                                             --------------
                                                184,967,259
                                             --------------
             FOREIGN GOVERNMENT -- THAILAND
             -- 0.2%
             Thailand Kingdom
 10,000,000    5.880% due 09/30/00.........       9,962,100
                                             --------------
             INDUSTRIAL -- 0.7%
             Hertz Corp.
 10,000,000    6.000% due 02/01/01.........       9,992,340
             Southern California Gas Co.
 10,000,000    5.750% due 11/15/03.........       9,719,930
             Zeneca Group PLC
 10,000,000    6.300% due 06/15/03.........      10,162,360
                                             --------------
                                                 29,874,630
                                             --------------
             RETAIL -- 0.2%
             JC Penney
  9,500,000    6.000% due 05/01/06.........       9,305,136
                                             --------------
             UTILITY -- 0.3%
             Pacific Gas & Electric
 11,000,000    7.875% due 03/01/02.........      11,973,951
                                             --------------
             Total non-covertible corporate
               bonds.......................  $  249,770,565
                                             --------------
                                             --------------
  PRINCIPAL
   AMOUNT
-----------
SHORT-TERM SECURITIES -- 3.9%
$85,050,000  Repurchase Agreement dated
               12/29/95 with Aubrey Lanston
               5.875% due 01/02/96;
               maturity amount $85,105,519;
               (Collateralized by
               $89,345,000 U.S. Treasury
               Bills 4.990% due
               07/25/96)...................      85,050,000
$81,000,000  Repurchase Agreement dated
               12/29/95 with Morgan Stanley
               6.200% due 01/02/96;
               maturity amount $81,055,800;
               (Collateralized by
               $91,092,000 Federal National
               Mortgage Association 9.000%
               due 03/01/25)...............  $   81,000,000
                                             --------------
             Total short-term securities...     166,050,000
                                             --------------
                                             --------------

DIVERSIFICATION OF ASSETS:
Total common stocks..........................   58.6%   $2,500,377,978
Total preferred stocks.......................    1.9        80,773,950
Total U.S. treasuries & agencies.............   28.5     1,212,534,383
Total convertible corporate bonds............    0.4        19,175,478
Total non-convertible corporate bonds........    5.9       249,770,565
Total short-term securities..................    3.9       166,050,000
                                               ------   --------------
Total investment in securities
  **(Identified cost $3,637,244,031).........   99.2     4,228,682,354
Excess cash and receivables over
  liabilities................................    0.8        34,086,395
                                               ------   --------------
Net assets (Applicable to $1.95844 per share
  based on 2,176,614,093 shares
  outstanding)...............................  100.0%   $4,262,768,749
                                               ------   --------------
                                               ------   --------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $.10 per share; authorized
  3,000,000,000 shares; outstanding 2,176,614,093
  shares.............................................      217,661,408
Capital surplus......................................    3,356,384,899
Undistributed net realized gain on investments.......       97,284,119
Unrealized appreciation of investments...............      591,438,323
                                                        --------------
Net assets, applicable to shares outstanding.........   $4,262,768,749
                                                        --------------
                                                        --------------

 * Non-income producing during period.
** Aggregate cost for Federal income tax purposes.

 Hartford U.S. Government Money Market Fund, Inc.
STATEMENT OF NET ASSETS
DECEMBER 31, 1995

                                               Amortized                                                  Amortized
 Principal                                     Cost and                                                   Cost and
  Amount                                         Value                                                      Value
-----------                                  -------------                                              -------------
U.S. GOVERNMENT & GOVERNMENT AGENCIES --
85.5%                                                      DIVERSIFICATION OF ASSETS:

             Federal Farm Credit Bank
$   500,000    5.430% due 03/20/96.........  $     494,118
  1,000,000    5.450% due 03/11/96.........        989,554
    500,000    5.560% due 02/01/96.........        497,683
    500,000    5.570% due 01/09/96.........        499,458
             Federal Home Loan Banks
    500,000    5.430% due 03/12/96.........        494,721
    500,000    5.500% due 02/28/96.........        495,646
  1,500,000    5.550% due 02/29/96 -
               03/22/96....................      1,483,195
    500,000    5.570% due 01/25/96.........        498,221
    235,000    5.600% due 01/02/96.........        235,000
             Federal National Mortgage
               Association
    500,000    5.280% due 04/04/96.........        493,180
    450,000    5.580% due 02/09/96.........        447,350
  1,000,000    5.670% due 01/19/96.........        997,323
             U.S. Treasury Bills
  1,000,000    5.250% due 05/02/96.........        982,354
                                             -------------
                                                 8,607,803
                                             -------------
REPURCHASE AGREEMENT -- 12.0%
  1,208,000  Interest in $24,574,000 joint
               repurchase agreement dated
               12/29/95 with Fleet Bank
               5.850% due 01/02/96;
               maturity amount $1,208,785;
               (Collateralized by
               $24,574,000 U.S. Treasury
               Note 5.125% due 12/31/98)         1,208,000
                                             -------------
             Total short-term securities...  $   9,815,803
                                             -------------
                                             -------------

Total investment in short-term securities
  *(Identified cost $9,815,803)..............   97.5%   $  9,815,803
Excess of cash and receivables over
  liabilities................................    2.5         254,464
                                               ------   ------------
Net assets (Applicable to $1.00 per share
  based on 10,070,267 shares outstanding)....  100.0%   $ 10,070,267
                                               ------   ------------
                                               ------   ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Common stock, par value $.10 per share; authorized
  100,000,000 shares; outstanding 10,070,267
  shares.............................................   $  1,007,027
Capital surplus......................................      9,063,240
                                                        ------------
Net assets, applicable to shares outstanding.........   $ 10,070,267
                                                        ------------
                                                        ------------

* Aggregate cost for Federal income tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HARTFORD CAPITAL APPRECIATION FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 1995

                                                 MARKET                                                      MARKET
  SHARES                                         VALUE        SHARES                                         VALUE
-----------                                  -------------- -----------                                  --------------
COMMON STOCKS -- 84.6%

             BUSINESS SERVICES -- 1.9%
   *165,000  Catalytica Inc................  $      721,875
    400,000  Ionics Inc....................      17,400,000
    200,000  Manpower Inc..................       5,625,000
    149,000  Pittston Services Group.......       4,674,875
    320,300  Tetra Technologies............       5,565,213
    250,000  WMX Technologies Inc..........       7,468,750
                                             --------------
                                                 41,455,713
                                             --------------
             COMMUNICATION EQUIPMENT --
             4.4%
    465,000  Bay Networks..................      19,123,125
   *150,000  DSC Communications............       5,531,250
    510,000  General Instrument............      11,921,250
    240,000  Globalstar Telecom............       9,060,000
    185,000  Northern Telecom Ltd..........       7,955,000
   *500,000  Oak Industries Inc............       9,375,000
   *280,000  Picturetel Corp...............      12,075,000
   *415,000  3 Com Corp....................      19,349,375
                                             --------------
                                                 94,390,000
                                             --------------
             COMPUTERS & OFFICE
             EQUIPMENT -- 3.6%
    250,000  Danka Business Systems PLC....       9,250,000
   *190,000  Digital Equipment Corp........      12,183,750
    480,600  Plaintree Systems Inc.........       2,883,600
    645,000  Sensormatic Electronic........      11,206,875
    495,000  Stratus Computer..............      17,139,375
    510,000  Symbol Technologies...........      20,145,000
    200,000  3d Systems Corp...............       4,750,000
                                             --------------
                                                 77,558,600
                                             --------------
             CONSUMER DURABLES -- 1.0%
    180,570  Chrysler Corp.................       9,999,064
    395,000  International Imaging
               Materials...................       9,973,750
    230,000  Lojack Corporation............       2,558,750
                                             --------------
                                                 22,531,564
                                             --------------
             CONSUMER NON-DURABLES -- 2.4%
    290,800  Baesa ADR.....................       5,997,750
    215,000  Duracraft Corp................       5,401,875
    570,000  Fort Howard Corp..............      12,825,000
    700,000  Interstate Bakeries...........      15,662,500
    300,000  Odwalla Inc...................       4,950,000
    280,000  Universal Corp................       6,825,000
                                             --------------
                                                 51,662,125
                                             --------------
             ELECTRONICS -- 4.7%
    360,000  Augat Inc.....................       6,165,000
   *310,000  Cirrus Logic Inc..............       6,122,500
    620,000  Cognex Corp...................      21,545,000
    300,000  Credence Systems Corp.........       6,862,500
   *400,000  Cyrix Corp....................       9,200,000
    468,750  Molex Inc.....................      14,355,469
    555,000  Philips NV ADR................      19,910,625
    220,000  Planar Systems Inc............       4,207,500
    410,000  Silicon Valley Group..........      10,352,500
    115,000  Vishay Intertechnology........       3,622,500
                                             --------------
                                                102,343,594
                                             --------------
             ENERGY & SERVICES -- 6.0%
    321,124  Coflexip ADR..................       6,061,215
    799,800  Diamond Offshore..............      26,993,250
    350,000  Ensco International Inc.......       7,262,500
             ENERGY & SERVICES --
             (CONTINUED)
$   336,400  Energy Ventures...............  $    8,494,100
    300,000  Input Output Inc..............      17,325,000
    300,000  Noble Affiliates Inc..........       8,962,500
    297,000  Pogo Producing Company........       8,390,250
   *586,000  Rowan Cos.....................       5,786,750
    250,000  Seagull Energy................       5,562,500
    300,000  USX-Marathon Group............       5,850,000
   *300,000  Varco International...........       3,600,000
    300,000  Vastar Resources Inc..........       9,525,000
    720,000  YPF S.A. Sponsored ADR........      15,570,000
                                             --------------
                                                129,383,065
                                             --------------
             FINANCIAL SERVICES -- 11.0%
    400,000  Ace Ltd.......................      15,900,000
    431,000  Allstate Corp.................      17,724,875
    153,400  Ambac Inc.....................       7,190,625
    255,000  Charter One Financial.........       7,809,375
    150,000  Chubb Corp....................      14,512,500
    700,000  Dime Bancorp Inc..............       8,137,500
    200,000  First Bank System Inc.........       9,925,000
    650,000  Greenpoint Financial Corp.....      17,387,500
    392,700  Imperial Credit Industries....       8,541,225
    420,000  Legg Mason Inc................      11,550,000
    200,070  Long Island Bancorp...........       5,276,846
    442,300  Morgan Stanley Group..........      35,660,438
    600,000  North American Mortgage
               Company.....................      12,750,000
    700,000  Peoples Bank..................      13,300,000
     60,000  Pioneer Group Inc.............       1,635,000
    376,100  Prepaid Legal Services........       3,902,037
    273,400  Prudential Reinsurance
               Hldgs.......................       6,390,725
    424,400  Transatlantic Holding Inc.....      31,140,350
    300,000  Washington Mutual.............       8,662,500
                                             --------------
                                                237,396,496
                                             --------------
             FOREIGN SECURITIES -- 1.5%
    300,000  Talisman Energy...............       6,073,653
    229,050  Transocean As.................       3,955,990
    209,902  Hafslund Nyco A-free..........       5,479,303
    409,300  Usinor Sacilor................       5,349,290
    700,000  Eisai Co. Ltd.................      12,249,832
                                             --------------
                                                 33,108,068
                                             --------------
             HEALTHCARE -- 12.5%
    290,000  Alpharma Inc.--Class A........       7,576,250
   *275,000  Apria Healthcare..............       7,768,750
    750,000  Bergen Brunswig Corp. Class
               A...........................      18,656,250
    600,000  Beverly Enterprises...........       6,375,000
 *1,050,000  Biomet........................      18,768,750
    328,100  Datascope.....................       7,874,400
    145,000  Genetics Institute............       7,757,500
   *348,750  Grancare Inc..................       5,056,875
   *450,000  Haemonetics...................       7,987,500
    119,458  Hafslund Nycomed--Class B
               ADR.........................       3,135,772
    390,500  Idx Systems Corp..............      13,569,875
    150,000  Immunex.......................       2,475,000
    369,700  Isolyser Company Inc..........       5,175,800
    391,700  Kinetic Concepts Inc..........       4,700,400
    350,000  Loewen Group Inc..............       8,859,375
    625,000  Magellan Health Services
               Inc.........................      15,000,000
    440,000  Medisense.....................      13,915,000
    900,000  Perrigo.......................      10,687,500
    799,600  Rhone-Poulenc SA..............      17,091,450

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HARTFORD CAPITAL APPRECIATION FUND, INC.
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1995

                                                 MARKET                                                      MARKET
  SHARES                                         VALUE        SHARES                                         VALUE
-----------                                  -------------- -----------                                  --------------
COMMON STOCKS -- (CONTINUED)

             HEALTHCARE -- (CONTINUED)
    511,000  Rhone-Poulenc Rorer...........  $   27,210,750
    400,000  Sola International Inc........      10,100,000
    445,000  Value Health Inc..............      12,237,500
    400,000  Vencor Inc....................      13,000,000
   *160,000  Vivus.........................       5,000,000
    300,000  Zeneca Group ADR..............      17,512,500
                                             --------------
                                                267,492,197
                                             --------------
             INDUSTRIAL MATERIAL -- 7.7%
    423,000  Abitibi Price Inc.............       6,133,500
    500,000  Alcan Aluminum Ltd............      15,562,500
  1,400,000  Algoma Steel Inc..............       5,250,000
    305,000  Beazer Homes USA Inc..........       6,290,625
    350,000  British Steel PLC-ADR.........       8,968,750
    125,900  Commonwealth Aluminum.........       1,951,450
    314,100  Georgia-Pacific Corp..........      21,555,112
    270,000  Morton International..........       9,686,250
    350,000  Nova Corp.....................       2,800,000
    280,000  Owens Corning Fiberglass
               Corp........................      12,565,000
    125,000  Phelps Dodge Corp.............       7,781,250
    975,800  Precision Castparts Corp......      38,788,050
  1,480,000  Repap Enterprises.............       6,567,500
    287,500  Southern Energy Homes Inc.....       5,031,250
    600,000  Uniroyal Chemical.............       4,950,000
    500,000  Wellman Inc...................      11,375,000
                                             --------------
                                                165,256,237
                                             --------------
             MANUFACTURING -- 4.1%
    265,000  Boeing Company................      20,769,375
   *137,600  MSC Industrial Direct Class
               A...........................       3,784,000
    400,000  Measurex Corp.................      11,300,000
    305,000  Northrop Grumman Corp.........      19,520,000
     84,800  SPS Technologies Inc..........       4,526,200
    300,000  Wabash National Corp..........       6,675,000
    302,000  Watkins-Johnson Company.......      13,212,500
    200,000  York International Corp.......       9,400,000
                                             --------------
                                                 89,187,075
                                             --------------
             MEDIA & SERVICES -- 4.5%
     75,000  Comcast UK Cable..............         937,500
    150,000  Lodgenet Entertainment
               Corp........................       1,425,000
    891,700  Mobil Media Corp..............      19,840,325
    200,000  Rogers Cantel Mobile
               Communications..............       5,300,000
    470,000  Royal Caribbean...............      10,340,000
   *201,400  SFX Broadcasting Inc Class
               A...........................       6,092,350
 *1,120,000  Tele-Communications,
               Inc.--Class A...............      22,260,000
    469,999  Viacom Inc--Class B...........      22,266,203
   *292,500  Young Broadcasting............       8,263,125
                                             --------------
                                                 96,724,503
                                             --------------
             REAL ESTATE -- 1.3%
    300,000  Avalon Properties Inc.........       6,450,000
    246,500  Felcor Suite Hotels Inc.......       6,840,375
    200,000  Liberty Property Trust........       4,150,000
    130,000  Oasis Residential.............       2,957,500
    175,000  Saul Centers Inc..............       2,384,375
    150,000  Starwood Lodging Trust........       4,462,500
                                             --------------
                                                 27,244,750
                                             --------------
             RETAIL -- 7.8%
    300,000  Bed & Bath Beyond Inc.........      11,643,750
    655,000  Cheesecake Factory............      14,082,500
             RETAIL -- (CONTINUED)
    336,900  Eckerd Corp...................  $   15,034,163
    435,000  Federated Department Store....      11,962,500
    200,000  Fila Holding SPA..............       9,100,000
    355,000  The Gap, Inc..................      14,910,000
   *217,300  Good Guys Inc.................       1,955,700
    505,000  Gymboree Corp.................      10,415,625
    240,000  Hollywood Entertainment
               Corp........................       2,010,000
    671,700  Landry's Seafood
               Restaurants.................      11,460,881
    345,000  Mercantile Stores, Inc........      15,956,250
    310,000  Petsmart Inc..................       9,610,000
    258,500  Red Lion Hotels Inc...........       4,523,750
    470,000  Sotheby's Holdings--Class A...       6,697,500
    510,000  Sports and Recreation.........       3,633,750
    245,700  The Sports Authority Inc......       5,006,137
    536,400  Starbucks Coffee..............      11,264,400
    384,500  Urban Outfitters Inc..........       8,939,625
                                             --------------
                                                168,206,531
                                             --------------
             SOFTWARE & SERVICES -- 5.0%
   *600,000  Acclaim Entertainment Inc.....       7,425,000
   *127,500  Avant Corp....................       2,454,375
   *525,000  BMC Software Inc..............      22,443,750
   *473,900  Compuware Corp................       8,767,150
    277,609  First Data Corp...............      18,565,102
   *650,000  Intergraph Corp...............      10,237,500
   *281,100  Policy Management Systems.....      13,387,388
   *155,000  7th Level Inc.................       2,170,000
   *466,000  Sybase Inc....................      16,776,000
   *154,400  Synopsis......................       5,867,200
                                             --------------
                                                108,093,465
                                             --------------
             TRANSPORTATION -- 4.8%
   *340,000  AMR...........................      25,245,000
  1,000,000  America West Airlines.........      17,000,000
    300,000  Landstar System Inc...........       8,025,000
   *460,000  M.S. Carriers.................       9,200,000
    269,000  Qantas Air ADR 144A...........       4,472,125
    300,000  Railtex.......................       6,300,000
    340,000  Skywest Inc...................       4,377,500
    350,000  Swift Transportation..........       5,337,500
    587,700  Transportation-Marine.........       4,407,750
    410,000  Werner Enterprises, Inc.......       8,302,500
    375,000  Stolt Nielson.................      10,828,125
                                             --------------
                                                103,495,500
                                             --------------
             UTILITIES -- 0.4%
    700,000  Petersburg Long Distance
               Inc.........................       3,325,000
    300,000  Portugal Telecom S.A. ADR.....       5,700,000
                                             --------------
                                                  9,025,000
                                             --------------
             Total common stocks...........  $1,824,554,483
                                             --------------
CONVERTIBLE PREFERRED STOCKS -- 2.5%
             BUSINESS SERVICES -- 0.3%
    215,000  Technip ADS 144A..............       7,407,911
                                             --------------
             CONSUMER DURABLE -- 0.6%
  1,364,400  Noble Drilling Corp...........      12,279,600
                                             --------------
             CONSUMER NON-DURABLES -- 0.5%
  1,750,000  RJR Nabisco Preferred Equity
               Redemptive Cumulative
               Stock.......................      11,156,250
                                             --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                 MARKET      PRINCIPAL                                       MARKET
  SHARES                                         VALUE        AMOUNT                                         VALUE
-----------                                  -------------- -----------                                  --------------
CONVERTIBLE PREFERRED STOCKS -- (CONTINUED)

             FINANCIAL SERVICES -- 0.3%
    160,000  Glendale Federal..............       7,240,000
                                             --------------
             MANUFACTURING -- 0.8%
  1,100,000  Cooper Industries.............      15,125,000
                                             --------------
             Total convertible preferred
               stocks......................  $   53,208,761
                                             --------------
                                             --------------

CONVERTIBLE CORPORATE BONDS -- 0.7%
             CONSUMER DURABLES -- 0.3%
  3,765,000  Rohr Inc.
               7.750% due 05/15/04.........       5,647,500
                                             --------------
             PRIVATE PLACEMENT -- 0.4%
  8,000,000  Planet Hollywood
               10.000% due 08/22/00........      10,435,920
                                             --------------
             Total convertible corporate
               bonds.......................  $   16,083,420
                                             --------------
                                             --------------

NON-CONVERTIBLE PREFERRED STOCK -- 0.8%
             CONSUMER DURABLES
    450,000  Nokia Preferred ADS...........  $   17,493,750
                                             --------------
                                             --------------

WARRANTS --0.1%
   *905,200  Nordic American Tanker........  $    3,168,200
                                             --------------
                                             --------------

 PRINCIPAL
  AMOUNT
-----------

SHORT-TERM SECURITIES -- 12.1%
$ 6,960,000  U.S. Treasury Bill
               5.390% due 12/12/96.........      6,623,498
 40,000,000  Repurchase Agreement dated
               12/29/95 with Morgan Stanley
               6.200% due 01/02/96 maturity
               amount $40,027,556;
               (Collateralized by
               $15,239,000 Federal National
               Mortgage Association 8.000%
               due 06/01/07 and $39,010,000
               Federal National Mortgage
               Assocaition 9.000% due
               04/01/25)...................     40,000,000
$55,065,000  Repurchase Agreement dated
               12/29/95 with J.P. Morgan
               5.800% due 01/02/96 maturity
               amount $55,100,486;
               (Collateralized by
               $34,327,000 U.S. Treasury
               Bond 11.250% due 02/15/15)..  $  55,065,000
160,000,000  Repurchase Agreement dated
               12/29/95 with Swiss Bank
               Corp 5.850% due 01/02/96
               maturity amount
               $160,104,000;
               (Collateralized by
               $114,765,000 U.S. Treasury
               Bonds 7.250% to 11.250% due
               02/15/15 - 05/15/16)........    160,000,000
                                             --------------
             Total short-term securities...  $ 261,688,498
                                             --------------
                                             --------------

DIVERSIFICATION OF ASSETS:
Total common stocks..........................   84.6%   $1,824,554,483
Total convertible preferred stocks...........    2.5        53,208,761
Total convertible corporate bonds............    0.7        16,083,420
Total non-convertible preferred stock........    0.8        17,493,750
Total warrants...............................    0.1         3,168,200
Total short-term securities..................   12.1       261,688,498
                                               ------   --------------
Total investment in securities
  **(Identified cost $1,910,161,838).........  100.8%    2,176,197,112
Excess of liabilities over cash and
  receivables................................  (0.8)       (18,305,409)
                                               ------   --------------
Net assets (Applicable to $3.48966 per share
  based on 618,366,580 shares outstanding)...  100.0%   $2,157,891,703
                                               ------   --------------
                                               ------   --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $.10 per share; authorized
  800,000,000 shares; outstanding 618,366,580
  shares.............................................   $   61,836,658
Capital surplus......................................    1,685,944,946
Undistributed net realized gain on investments.......      145,639,842
***Unrealized (loss) on futures contracts............       (1,867,317)
Unrealized appreciation of investments...............      266,035,274
Unrealized appreciation on forward currency
  contracts..........................................          302,300
                                                        --------------
Net assets, applicable to shares outstanding.........   $2,157,891,703
                                                        --------------
                                                        --------------
  * Non-income producing during period.
 ** Aggregate cost for Federal income tax purposes.
***  The  Fund  has  400  Standard &  Poor's  500  March  1996 futures contracts open at December 29, 1996. These contracts have a  value of $123,690,000.

    FORWARD CURRENCY CONTRACTS -- NOTE 2 -- OUTSTANDING AT DECEMBER 31, 1995

                                                                    UNREALIZED
                                  TOTAL     AGGREGATE   DELIVERY   APPRECIATION/
DESCRIPTION                       VALUE     FACE VALUE    DATE     (DEPRECIATION)
------------------------------  ----------  ----------  ---------  -------------
Dutch Guilders (Sell)           $11,697,700 $12,000,000  05/20/96    $ 302,300

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Hartford Mortgage Securities Fund, Inc.
STATEMENT OF NET ASSETS
DECEMBER 31, 1995

 Principal                                      Market      Principal                                      Market
  Amount                                         Value       Amount                                         Value
-----------                                  ------------- -----------                                  -------------
LONG-TERM BONDS -- 99.0%

             FEDERAL AGENCIES
             COLLATERALIZED MORTGAGE
             OBLIGATION -- 5.9%
             Federal Home Loan Mortgage
               Corporation
$ 5,000,000    6.500% due 03/15/23.........  $  5,058,000
  1,532,535    8.100% due 12/15/04.........     1,551,600
                                             -------------
                                                6,609,600
                                             -------------
             Federal National Mortgage
               Association
  1,054,049    7.950% due 03/25/20.........     1,066,118
  5,577,430    8.500% due 03/25/19 -
               06/25/19....................     5,677,234
  3,315,352    8.750% due 02/25/18.........     3,340,615
    749,343    9.000% due 01/25/17 -
               03/25/19....................       748,582
    669,199    9.250% due 12/25/03.........       672,679
  1,194,178    11.000% due 04/01/09........     1,311,645
                                             -------------
                                               12,816,873
                                             -------------
             FEDERAL AGENCIES MORTGAGE
             PASS-THROUGHS -- 71.0%
             Federal Home Loan Mortgage
               Corp.
 13,918,718    6.500% due 02/01/09 -
               06/01/24....................    13,851,562
 22,903,536    7.000% due 12/01/10 -
               12/01/25....................    23,140,875
 19,644,019    7.500% due 01/01/24 -
               12/01/25....................    20,141,394
  7,709,781    8.000% due 02/01/13 -
               11/01/24....................     7,986,854
  7,783,151    8.500% due 07/01/01 -
               05/01/25....................     8,086,242
  7,528,796    9.000% due 10/15/01 -
               10/01/06....................     7,884,848
  8,713,412    9.500% due 11/01/08.........     9,256,170
  4,275,027    10.000% due 09/01/05 -
               11/01/20....................     4,671,737
                                             -------------
                                               95,019,682
                                             -------------
             Federal National Mortgage
               Association
  1,605,289    6.000% due 08/01/08 -
               05/01/09....................     1,589,289
 30,630,746    6.500% due 11/10/10 -
               09/01/25....................    30,616,166
 18,127,133    7.000% due 10/01/07 -
               08/01/24....................    18,417,242
 10,209,623    7.500% due 11/01/10 -
               03/01/24....................    10,477,080
 10,316,989    9.000% due 05/01/21 -
               12/01/25....................    10,855,421
                                             -------------
                                               71,955,198
                                             -------------
             Government National Mortgage
               Association
  2,000,000    6.500% due 12/01/25.........     1,983,750
 24,016,001    7.500% due 11/15/09 -
               11/01/25....................    24,694,300
 12,188,929    8.000% due 04/15/00 -
               12/15/25....................    12,687,369
 12,694,693    8.500% due 05/15/17 -
               07/15/25....................    13,327,382
  3,000,000    9.000% due 12/01/25.........     3,177,189
  4,874,814    9.500% due 10/15/09 -
               11/15/09....................     5,267,920
  2,895,774    10.000% due 11/15/09 -
               05/15/13....................     3,177,546
    789,680    11.000% due 02/15/10 -
               09/15/10....................       895,828
     96,693    11.250% due 01/15/01........       104,918
    118,453    12.000% due 05/15/15........       136,589
    112,997    12.500% due 06/15/14 -
               08/15/15....................       131,485
     43,411    13.000% due 11/15/14........        50,910
      8,765    13.500% due 07/15/14........        10,341
                                             -------------
                                               65,645,527
                                             -------------
             ASSET BACKED -- 1.3%
             Corestates 94-A1
  4,187,180    6.650% due 05/15/09.........     4,260,330
                                             -------------
             COLLATERALIZED MORTGAGE
             OBLIGATIONS -- 10.3%
             CMC 92-D IIL
  1,150,825    7.200% due 12/25/08.........     1,154,829
             COLLATERALIZED MORTGAGE
             OBLIGATIONS -- (CONTINUED)
             CWF 93-C A1
$ 3,364,995    6.500% due 01/25/24.........  $  3,357,525
             Chase Mortgage 93-C2 2A3
  5,720,000    8.250% due 01/25/24.........     5,827,193
             CMO 52 Class A
(A) 1,062,308   0.000% due 05/01/17.........      889,396
             GECMS 1994-21 A
  8,939,573    6.500% due 08/25/09.........     8,962,547
             GE Capital Mortgage 1994-26A
  9,110,711    7.020% due 07/25/09.........     9,173,347
             GE 94-24 Class A1
  4,527,179    7.000% due 07/25/24.........     4,565,751
                                             -------------
                                               33,930,588
                                             -------------
             CONVENTIONAL MORTGAGE PASS-
             THROUGHS -- 0.2%
             Ryland Series 82
    519,184    10.250% due 03/15/11........       555,527
                                             -------------
             WHOLE LOAN PASS-THROUGHS --
             1.9%
             HSI 93E Class E
  5,523,976    10.000% due 09/25/08........     6,078,086
                                             -------------
             U.S. GOVERNMENT AND FEDERAL
             AGENCIES -- 5.8%
             U.S. Treasury Notes
  8,000,000    7.250% due 05/15/04.........     8,900,000
  2,500,000    7.500% due 05/15/02.........     2,773,438
  1,600,000    10.750% due 02/15/03........     2,088,000
                                             -------------
                                               13,761,438
                                             -------------
             Federal National Mortgage
               Association
  3,232,817    6.000% due 12/01/08 -
               12/01/09....................     3,200,431
  2,000,000    6.200% due 01/01/06.........     2,006,250
                                             -------------
                                                5,206,681
                                             -------------
             FINANCIAL SERVICES -- 2.6%
             Capital Holding
               Corp./Providian
  3,000,000    0.000% due 02/07/97.........     3,392,325
             Spieker Prop. Real Estate
               Investments
  5,000,000    6.650% due 12/15/00.........     4,995,400
                                             -------------
                                                8,387,725
                                             -------------
             Total long-term bonds.........  $324,227,255
                                             -------------
                                             -------------
SHORT-TERM SECURITIES -- 16.9%
             COMMERCIAL PAPER -- 5.2%
             Bell Atlantic Financial
               Services
  3,000,000    5.800% due 01/18/96.........     2,992,267
             Colgate-Palmolive Co.
  3,000,000    5.800% due 01/18/96.........     2,992,267
             GTE North Inc.
  3,000,000    5.800% due 01/18/96.........     2,992,267
             Sherwood Medical
  5,000,000    5.820% due 01/18/96.........     4,987,066
             Virginia Electric Power
  3,000,000    5.760% due 01/18/96.........     2,992,320
                                             -------------
                                               16,956,187
                                             -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 PRINCIPAL                                      MARKET                                                     MARKET
  AMOUNT                                         VALUE                                                      VALUE
-----------                                  -------------                                              -------------
SHORT-TERM SECURITIES -- (CONTINUED)

             REPURCHASE AGREEMENTS -- 11.7%
$30,000,000  Repurchase agreement dated
               12/29/95 with Fleet Bank
               5.850% due 01/02/96;
               maturity amount $30,019,500;
               (Collateralized by
               $30,000,000 U.S. Treasury
               Note 5.125% due 12/31/98)...  $ 30,000,000
                                             -------------
  8,463,000  Repurchase agreement dated
               12/29/95 with Salomon
               Brothers 5.900% due
               01/02/96; maturity amount
               $8,468,548; (Collateralized
               by $8,830,000 U.S. Treasury
               Bills 4.930% due
               06/06/96)...................     8,463,000
                                             -------------
             Total short-term securities...  $ 55,419,187
                                             -------------
                                             -------------

DIVERSIFICATION OF ASSETS:
Total long-term bonds........................    99.0%    $324,227,255
Total short-term securities..................    16.9      55,419,187
                                               --------   ------------
Total investment in securities
  *(Identified cost $373,168,338)............   115.9     379,646,442
Excess of liabilities over cash and
  receivables................................   (15.9)    (52,081,129 )
                                               --------   ------------
Net assets (Applicable to $1.07126 per share
  based on 305,774,935 shares outstanding)...   100.0%    $327,565,313
                                               --------   ------------
                                               --------   ------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $.10 per
share; authorized 800,000,000 shares;
outstanding 305,774,935 shares.........................  $ 30,577,493
Capital surplus........................................   303,361,724
Undistributed net realized (loss)
 on investments........................................   (12,852,008)
Unrealized appreciation of investments.................     6,478,104
                                                        --------------
Net assets, applicable to shares outstanding...........  $327,565,313
                                                        --------------
                                                        --------------

  * Aggregate cost for Federal income tax purposes.
(A) Principal Only [cad 228] Securities created by investment bankers by separating regular bonds into their principal and coupon components and selling each piece separately. If the underlying bonds are subject to prepayment, the interest only investor is at risk for faster than anticipated prepayments and the principal only investor is at risk for slower than anticipated prepayments.

These instruments are used for a very small percentage of the funds assets when they are determined they improve the portfolio's return profile.

HARTFORD INDEX FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 1995

                                                MARKET                                                     MARKET
  SHARES                                         VALUE       SHARES                                         VALUE
-----------                                  ------------- -----------                                  -------------
COMMON STOCKS -- 96.2%

             BUSINESS SERVICES -- 1.2%
      7,400  Alco Standard Corp............  $     337,625
     *2,625  Andrew Corp...................        100,406
     10,300  Donnelley (RR) & Sons.........        405,562
      3,500  E G & G, Inc..................         84,875
     *3,800  Federal Express Corp..........        280,725
      2,500  Fleming Companies, Inc........         51,562
      8,250  Genuine Parts Co..............        338,250
      3,400  Grainger W W Inc..............        225,250
      6,700  Moore Corp Ltd................        124,787
      3,200  National Service Industries
               Inc.........................        103,600
      3,300  Ogden Corp....................         70,538
      2,800  Pittston Services Group.......         87,850
      5,300  Ryder Systems, Inc............        131,175
      3,900  Safety Kleen Corp.............         60,938
      4,600  Supervalu, Inc................        144,900
     12,200  Sysco Corp....................        396,500
     32,300  WMX Technologies Inc..........        964,963
                                             -------------
                                                 3,909,506
                                             -------------
             COMMUNICATION EQUIPMENT --
             2.9%
     14,492  AMP Inc.......................        556,130
     *4,800  Cabletron Systems.............        388,800
    *18,100  Cisco Systems Inc.............      1,350,713
     *7,700  DSC Communications............        283,938
     34,100  Hewlett-Packard Co............      2,855,875
     39,400  Motorola Inc..................      2,245,800
     16,900  Northern Telecom Ltd..........        726,700
      2,800  Perkin Elmer..................        105,700
      5,100  Scientific Atlanta, Inc.......         76,500
      3,700  Teledyne Inc..................         94,812
    *11,000  3 Com Corp....................        512,875
                                             -------------
                                                 9,197,843
                                             -------------
             COMPUTERS & OFFICE EQUIPMENT
             -- 2.3%
      7,800  Amdahl Corp...................         66,300
      8,100  Apple Computer................        258,188
    *17,600  Compaq Computer...............        844,800
     *1,700  Cray Research Inc.............         42,075
     *2,500  Data General Corp.............         34,375
     *9,800  Digital Equipment Corp........        628,425
      2,600  Harris Corp Del...............        142,025
     38,000  International Business Machine
               Corp........................      3,486,500
     10,100  Pitney Bowes Inc..............        474,700
    *10,600  Silicon Graphics Inc..........        291,500
     *7,800  Tandem Computers..............         82,875
    *11,500  Unisys Corp...................         64,687
      7,200  Xerox.........................        986,400
                                             -------------
                                                 7,402,850
                                             -------------
             CONSUMER DURABLES -- 2.9%
      5,700  Black & Decker Corporation....        200,925
      2,000  Briggs & Stratton.............         86,750
      6,400  Brunswick.....................        153,600
     25,544  Chrysler Corp.................      1,414,499
      5,600  Cooper Tire & Rubber
               Company.....................        137,900
      6,200  Dial Corp Arizona.............        183,675
      4,000  Echlin Inc....................        146,000
      3,100  Fleetwood.....................         79,825
     71,700  Ford Motor Co. Del............      2,079,300
     49,900  General Motors Corp...........      2,638,462
      1,700  The B.F. Goodrich Co..........        115,813
     10,200  Goodyear Tire & Rubber
               Company.....................        462,825
      7,500  ITT Corporation...............        397,500
             CONSUMER DURABLES --
             (CONTINUED)
     10,600  Masco Corporation.............  $     332,575
      7,200  Maytag Corp...................        145,800
      2,700  Snap-on-Tools.................        122,175
      3,000  Stanley Works.................        154,500
      4,900  Whirlpool Corp................        260,925
                                             -------------
                                                 9,113,049
                                             -------------
             CONSUMER NON-DURABLES -- 12.8%
      1,900  Alberto Culver Co.............         65,312
     12,100  American Brands Inc...........        539,963
      5,000  American Greetings Corp. Class
               A...........................        138,125
     17,100  Anheuser Busch Cos. Inc.......      1,143,563
     35,356  Archer-Daniels-Midland........        636,408
      4,600  Avon Products.................        346,725
      2,000  Ball Corp.....................         55,000
      4,600  Brown-Forman..................        167,900
      9,800  CPC International.............        672,525
    *11,650  CUC International.............        397,556
     16,700  Campbell Soup Co..............      1,002,000
      3,500  Clorox Company................        250,688
     83,800  Coca-Cola Co..................      6,222,150
      9,700  Colgate Palmolive Co..........        681,425
     15,950  Conagra Inc...................        657,938
      2,600  Coors (Adolph) Class B........         57,525
     22,800  Eastman Kodak.................      1,527,600
      5,100  Fruit Of The Loom Inc.........        124,313
     10,600  General Mills Co..............        612,150
      4,000  Giant Food, Inc...............        126,000
     29,600  Gillette Co...................      1,542,900
      2,600  Great Atlantic & Pacific Tea
               Co..........................         59,800
      2,200  Handleman Co..................         12,650
      5,950  Hasbro, Inc...................        184,450
     24,400  H.J. Heinz Company............        808,250
      5,200  Hershey Foods Corp............        338,000
     14,600  Kellogg Co....................      1,127,850
     18,586  Kimberly Clark Corp...........      1,537,991
      5,000  Liz Claiborne, Inc............        138,750
     10,600  Newell Co.....................        274,275
      9,500  Nike, Inc. Class B............        661,437
     52,600  Pepsico Inc...................      2,939,025
     56,100  Philip Morris.................      5,077,050
      3,000  Polaroid Corp.................        142,125
      4,200  Premark International.........        212,625
     45,900  Proctor and Gamble............      3,809,700
      9,000  Quaker Oats Co................        310,500
      7,000  Ralston Purina Group..........        436,625
      5,200  Reebok International Ltd......        146,900
     10,500  Rubbermaid, Inc...............        267,750
      2,600  Russell Corp..................         72,150
     32,000  Sara Lee Corp.................      1,020,000
     24,800  Seagram.......................        858,700
      3,300  Stride Rite Corp..............         24,750
     13,000  UST Inc.......................        433,875
     10,700  Unilever NV New York Shares...      1,506,025
      4,300  V F Corp......................        226,825
      7,000  Whitman Corp..................        162,750
     10,100  Winn Dixie Stores Inc.........        372,437
      7,800  Wrigley Wm. Jr. Co............        409,500
                                             -------------
                                                40,540,531
                                             -------------
             CONSUMER SERVICES -- 0.8%
     33,000  Airtouch Communications.......        932,250
      3,200  Bally Entertainment Corp......         44,800

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                MARKET                                                     MARKET
  SHARES                                         VALUE       SHARES                                         VALUE
-----------                                  ------------- -----------                                  -------------
COMMON STOCKS -- (CONTINUED)

             CONSUMER SERVICES --
             (CONTINUED)
      7,000  H & R Block, Inc..............  $     283,500
      5,500  De Luxe Corp..................        159,500
      4,900  Harcourt General Inc..........        205,188
      2,000  John H. Harland Co............         41,750
     *6,850  Harrah's Entertainment........        166,112
      3,200  Hilton Hotels Corporation.....        196,800
      8,400  Marriott International Inc....        321,300
      6,900  Service Corp International....        303,600
                                             -------------
                                                 2,654,800
                                             -------------
             ELECTRONICS -- 1.5%
      6,900  Advanced Micro Devices Inc....        113,850
     11,800  Applied Materials.............        464,625
     54,900  Intel Corp....................      3,115,575
     13,800  Micron Technology Inc.........        546,825
     12,500  Texas Instruments.............        646,875
                                             -------------
                                                 4,887,750
                                             -------------
             ENERGY AND SERVICES -- 9.1%
      6,200  Amerada Hess Corp.............        328,600
     33,100  Amoco Corporation.............      2,379,063
      4,200  Ashland Inc...................        147,525
     10,700  Atlantic Richfield............      1,185,025
      9,400  Baker Hughes, Inc.............        229,125
     23,600  Barrick Gold Corp.............        622,450
      8,500  Burlington Resources..........        333,625
     43,500  Chevron Corp..................      2,283,750
      7,050  Coastal Corp..................        262,613
     12,200  Dresser Industries............        297,375
     82,900  Exxon.........................      6,642,363
      5,500  Fluor Corp....................        363,000
      7,600  Halliburton Co................        384,750
      1,700  Helmerich & Payne Inc.........         50,575
      3,500  Kerr McGee Corp...............        222,250
      2,200  Louisiana Land & Exploration
               Co..........................         94,325
      3,600  Mcdermott International.......         79,200
     26,400  Mobil Corp....................      2,956,800
        600  Nacco.........................         33,300
     21,200  Occidential Petroleum Corp....        453,150
      6,900  Oryx Energy Company...........         92,288
     10,000  Panhandle Eastern Corp........        278,750
      3,100  Pennzoil Co...................        130,975
     17,500  Phillips Petroleum............        597,187
     *5,600  Rowan Cos.....................         55,300
     35,800  Royal Dutch Petroleum.........      5,052,275
      6,012  Santa Fe Energy Resources
               Corp........................         57,865
     16,100  Schlumberger Ltd..............      1,114,925
      5,500  Sun Company, Inc..............        150,562
     17,300  Texaco Inc....................      1,358,050
     19,200  USX-Marathon Group............        374,400
     16,400  Unocal Corp...................        477,650
                                             -------------
                                                29,089,091
                                             -------------
             FINANCIAL SERVICES -- 12.4%
      7,600  Aetna Life & Casualty Co......        526,300
      7,800  H.F. Ahmanson & Company.......        206,700
      3,000  Alexander & Alexander.........         57,000
     29,940  Allstate Corp.................      1,231,283
     32,600  American Express Co...........      1,348,825
     13,700  American General Corp.........        477,788
     31,730  American International
               Group.......................      2,935,025
     26,290  Banc One Corp.................        992,448
             FINANCIAL SERVICES --
             (CONTINUED)
      7,500  Bank Of Boston................  $     346,875
     13,300  Bank Of New York Co...........        648,375
     25,036  Bank America Corporation......      1,621,081
      5,200  Bankers Trust.................        345,800
      6,500  Barnett Banks Inc.............        383,500
      3,500  Beneficial Corp...............        163,188
      8,400  Boatman Bancshares............        343,350
      4,800  Cigna Corporation.............        495,600
     11,700  Chase Manhattan...............        709,313
     16,768  Chemical Banking Corp.........        985,120
      5,800  Chubb Corp....................        561,150
     28,400  Citicorp......................      1,909,900
      7,700  Comerica Inc..................        308,963
      9,300  Corestates Financial Corp.....        352,238
     11,256  Dean Witter Discover & Co.....        529,032
     12,100  Federal Home Loan Mortgage
               Corporation.................      1,010,350
     18,200  Federal National Mortgage
               Association.................      2,259,075
      8,700  First Bank System Inc.........        431,738
     21,212  First Chicago Corp............        837,874
      5,400  First Fidelity Bancorp........        407,025
      5,100  First Interstate Bancorp......        696,150
     11,500  First Union Corporation.......        639,688
     16,402  Fleet Financial Group Inc.....        668,393
      5,500  General Re Corp...............        852,500
      3,900  Golden West Financial.........        215,475
      9,100  Great Western Financial
               Corp........................        232,050
      6,500  Household International
               Inc.........................        384,313
      4,800  Jefferson Pilot Corp..........        223,200
     15,801  Keycorp.......................        572,786
      6,900  Lincoln National Corp.........        370,875
      9,900  MBNA Corp.....................        365,063
      4,800  Marsh and McLennan Cos.,
               Inc.........................        426,000
      9,800  Mellon Bank Corporation.......        526,750
     11,800  Merrill Lynch & Co. Inc.......        601,800
     12,600  J.P. Morgan...................      1,011,150
      5,100  Morgan Stanley Group..........        411,187
      9,800  National City Corp............        324,625
     18,064  Nationsbank Corp..............      1,257,705
     23,600  Norwest Corporation...........        778,800
     15,300  PNC Bank Corp.................        493,424
      6,400  Providian Corp................        260,800
      1,800  Pulte Corp....................         60,524
      3,700  Republic New York Corp........        229,862
      8,400  Safeco Corp...................        289,800
      5,600  St Paul Cos., Inc.............        311,500
      7,100  Salomon Inc...................        252,050
      7,600  Sun Trust Banks, Inc..........        520,600
      4,800  Torchmark Corp................        217,200
      4,600  Transamerica Corp.............        335,224
     21,291  Travelers Group Inc...........      1,338,672
      4,800  Unum Corp.....................        264,000
      6,650  U.S. Bancorp Oregon...........        223,606
      7,500  USF&G Corporation.............        126,562
      2,350  US Life Corp..................         70,206
     11,400  Wachovia Corp.................        521,550
      3,200  Wells Fargo & Company.........        691,200
                                             -------------
                                                39,190,206
                                             -------------
             HEALTHCARE -- 10.5%
     53,000  Abbott Laboratories...........      2,212,750
      4,300  Allergan Inc..................        139,750
     *5,500  Alza Corp. Del................        136,125
     20,700  American Home Products
               Corp........................      2,007,900

 HARTFORD INDEX FUND, INC.
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1995

                                                MARKET                                                     MARKET
  SHARES                                         VALUE       SHARES                                         VALUE
-----------                                  ------------- -----------                                  -------------
COMMON STOCKS -- (CONTINUED)

             HEALTHCARE -- (CONTINUED)
     17,700  Amgen.........................  $   1,050,938
      3,700  Bard C. R. Inc................        119,325
      3,800  Bausch & Lomb Inc.............        150,575
     18,500  Baxter International..........        774,688
      4,400  Becton, Dickinson.............        330,000
      6,600  Beverly Enterprises...........         70,125
      7,700  Biomet........................        137,638
     10,800  Boston Scientific Corp........        529,200
     33,900  Bristol-Myers Squibb
               Company.....................      2,911,162
     29,620  Columbia/HCA Healthcare
               Corp........................      1,503,215
      2,900  Community Psychiatric
               Centers.....................         35,525
     10,800  Humana Inc....................        295,650
     43,100  Johnson & Johnson.............      3,690,438
     36,800  Lilly Eli & Co................      2,070,000
      5,100  Mallinckrodt Group Inc........        185,512
      4,200  Manor Care Inc................        147,000
     15,400  Medtronic, Inc................        860,475
     82,600  Merck & Co., Inc..............      5,430,950
      3,000  Millipore Corp................        123,375
     33,610  Pharmacia & Upjohn............      1,302,387
     42,200  Pfizer, Inc...................      2,658,600
      5,600  Pioneer Hi-Bred
               International...............        311,500
      4,750  St. Jude Medical Inc..........        204,250
     24,800  Schering-Plough Corp..........      1,357,800
      1,500  Shared Medical Systems
               Corp........................         81,562
     13,300  Tenet Healthcare
               Corporation.................        275,975
     11,600  United Healthcare Corp........        759,800
     10,300  US Healthcare Inc.............        478,950
      3,800  United States Surgical........         81,225
      9,000  Warner-Lambert Company........        874,125
                                             -------------
                                                33,298,490
                                             -------------
             INDUSTRIAL MATERIALS -- 6.3%
      7,500  Air Products & Chemical
               Corp........................        395,625
     15,000  Alcan Aluminum Ltd............        466,875
     11,900  Aluminum Company of America...        629,213
      7,100  Armco Inc.....................         41,713
      2,500  Armstrong World Industries,
               Inc.........................        155,000
      2,800  Asarco Corporation............         89,600
      3,600  Avery Dennison
               International...............        180,450
      3,400  Bemis Co......................         87,125
      7,400  Bethlehem Steel Corp..........        103,600
      3,200  Boise Cascade Corp............        110,800
      1,900  Centex Corp...................         66,025
      6,500  Champion International
               Corp........................        273,000
     15,400  Corning Inc...................        492,800
      2,000  Crane Company.................         73,750
     *6,000  Crown Cork & Seal.............        250,500
      6,200  Cyprus Amax Minerals..........        161,975
     17,500  Dow Chemical..................      1,231,563
     37,100  Dupont EI De Nemours..........      2,592,363
      5,375  Eastman Chemical Co...........        336,609
      8,400  Echo Bay Mines Ltd............         87,150
      4,300  Ecolab Inc....................        129,000
      9,612  Englehard Corp................        209,061
      2,400  FMC Corp......................        162,300
      3,100  Federal Paper Board Inc.......        160,813
     13,600  Freeport-McMoran Copper & Gold
               Class B.....................        382,500
      6,100  Georgia-Pacific Corp..........        418,613
      2,300  Giddings & Lewis..............         37,950
      6,300  Grace (W.R.) Company..........        372,488
      4,300  Great Lakes Chemical..........        309,600
      7,400  Hercules Inc..................        417,175
             INDUSTRIAL MATERIALS --
             (CONTINUED)
      9,200  Homestake Mining..............  $     143,750
      7,500  ITT Industries................        180,000
      7,900  Inco Co. Ltd..................        262,675
      3,200  Inland Steel Company..........         80,400
      7,400  International Flavors &
               Fragrances..................        355,200
     17,800  International Paper Co........        674,175
      5,500  James River Corp..............        132,688
      2,200  Kaufman & Broad Home Corp.....         32,725
      7,200  Louisiana Pacific Corp........        174,600
      3,600  Mead Corp.....................        188,100
      7,700  Monsanto Co...................        943,250
      9,900  Morton International..........        355,163
      4,500  Nalco Chemical Co.............        135,562
      6,344  Newmont Mining................        287,066
      5,800  Nucor Corp....................        331,325
      3,400  Owens Corning Fiberglass
               Corp........................        152,575
     13,100  PPG Industries, Inc...........        599,325
      7,633  Pall Corp.....................        205,136
      4,600  Phelps Dodge Corp.............        286,350
     16,000  Placer Dome, Inc..............        386,000
      2,000  Potlatch Corp.................         80,000
      9,200  Praxair.......................        309,350
      4,200  Reynolds Metal Co.............        237,825
      4,500  Rohm & Haas Co................        289,687
      8,807  Santa Fe Pacific Gold Corp....        106,785
      5,700  Sherwin Williams..............        232,275
      3,300  Sigma Aldrich Corp............        163,350
      1,300  Springs Industries Inc........         53,787
      6,430  Stone Container Corporation...         92,431
      3,700  Temple-Inland Inc.............        163,262
      5,460  USX-U.S. Steel Group..........        167,895
      4,700  Union Camp Corp...............        223,837
      9,200  Union Carbide Corp............        345,000
      6,850  Westvaco Corp.................        190,087
     13,600  Weyerhaeuser Company..........        588,200
      3,700  Willamette Industries.........        208,125
      6,800  The Williams Companies........        298,350
      6,075  Worthington Industries........        126,436
                                             -------------
                                                20,207,983
                                             -------------
             MANUFACTURING -- 8.4%
     18,900  Allied Signal Inc.............        897,750
     22,900  Boeing Company................      1,794,788
     13,300  Caterpillar, Inc..............        781,375
      2,300  Cincinnati Milacron Inc.......         60,375
      7,200  Cooper Industries.............        264,600
      2,700  Cummins Engine................         99,900
      6,800  Dana Corporation..............        198,900
     17,400  Deere & Company...............        613,350
      7,600  Dover Corp....................        280,250
      5,200  Eaton Corp....................        278,850
     15,000  Emerson Electric Co...........      1,226,250
      2,700  Foster Wheeler Corp...........        114,750
      4,200  General Dynamics..............        248,325
    111,600  General Electric..............      8,035,200
      3,200  General Signal Corp...........        103,600
      3,200  Harnischfeger Industries
               Inc.........................        106,400
      8,500  Honeywell Inc.................        413,313
      7,800  Illinois Tool Works...........        460,200
      7,100  Ingersoll-Rand Company........        249,388
      2,700  Johnson Controls, Inc.........        185,625
     13,401  Lockheed Martin Corp..........      1,058,679
     11,400  Loral Corp....................        403,275

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                MARKET                                                     MARKET
  SHARES                                         VALUE       SHARES                                         VALUE
-----------                                  ------------- -----------                                  -------------
COMMON STOCKS -- (CONTINUED)

             MANUFACTURING -- (CONTINUED)
     14,827  Mattel, Inc...................  $     455,930
      7,500  McDonnell Douglas Corp........        690,000
     28,100  Minnesota Mining &
               Manufacturing Co............      1,861,625
     *8,300  National Semicondutor Corp....        184,675
     *5,030  Navistar International
               Corp........................         52,815
      3,300  Northrop Grumman Corp.........        211,200
      1,300  Outboard Marine Corp..........         26,488
      2,595  Paccar Inc....................        109,314
      4,950  Parker-Hannifin Corp..........        169,537
      2,900  Raychem Corp..................        164,937
     16,300  Raytheon Co...................        770,175
     14,500  Rockwell International
               Corp........................        766,688
      4,300  TRW, Inc......................        333,250
      2,200  Tektronix Inc.................        108,075
     12,100  Tenneco, Inc..................        600,462
      5,700  Textron, Inc..................        384,750
      1,300  Thomas & Betts Corp...........         95,875
      2,100  Timken........................         80,325
      1,900  Trinova Corporation...........         54,387
     10,200  Tyco International Ltd........        363,375
      8,200  United Technologies Corp......        777,975
     *2,680  Varity Corp...................         99,495
     *3,500  Western Atlas Inc.............        176,750
     26,200  Westinghouse Electric
               Corporation.................        432,300
                                             -------------
                                                26,845,546
                                             -------------
             MEDIA & SERVICES -- 3.1%
     10,300  Capital Cities/ABC Inc........      1,270,763
     16,000  Comcast Corp. Class A.........        291,000
     34,800  Walt Disney Company...........      2,053,200
      6,500  Dow Jones & Co................        259,188
     11,300  Dun & Bradstreet Corp.........        731,675
      9,400  Gannett Co., Inc..............        576,925
      5,200  Interpublic Group.............        225,550
     *2,550  King World Productions,
               Inc.........................         99,131
      3,300  Knight Ridder Inc.............        206,250
      3,300  McGraw-Hill Companies, Inc....        287,513
      1,800  Meredith Corp.................         75,375
      6,500  New York Times Co. Class A....        192,562
    *43,600  Tele-Communications...........        866,550
      5,900  Tellabs Inc...................        218,300
     25,780  Time Warner Inc...............        976,418
      7,500  Times Mirror Co. Class A......        254,062
      4,300  Tribune Company...............        262,837
     24,100  Viacom Inc. Class B...........      1,141,737
                                             -------------
                                                 9,989,036
                                             -------------
             POLLUTION CONTROL -- 0.2%
     14,200  Browning Ferris Industries
               Inc.........................        418,900
     19,700  Laidlaw Inc. Class B..........        201,925
                                             -------------
                                                   620,825
                                             -------------
             RETAIL -- 5.2%
     16,900  Albertson's Inc...............        555,588
      9,900  American Stores Co............        264,825
      1,200  Brown Group Inc...............         17,100
      6,600  Charming Shoppes Inc..........         18,975
      6,500  Circuit City Store Inc........        179,563
     10,600  Darden Restaurants............        125,875
      4,800  Dayton Hudson Corporation.....        360,000
      7,600  Dillard Department Stores
               Class A.....................        216,600
     13,500  Federated Department Store....        371,250
             RETAIL -- (CONTINUED)
      9,600  The Gap, Inc..................  $     403,200
     31,773  Home Depot Inc................      1,521,132
      2,600  Jostens Inc...................         63,050
     30,600  K Mart Corporation............        221,850
     *8,200  Kroger Co.....................        307,500
     23,900  The Limited, Inc..............        415,263
      7,900  Loews Corporation.............        619,163
      1,400  Longs Drug Store..............         67,025
     10,700  Lowe's Companies..............        358,450
      1,600  Luby's Cafeterias.............         35,600
     16,600  May Department Stores Co......        701,350
     46,400  McDonalds Corp................      2,093,800
      7,000  Melville Corporation..........        215,250
      2,500  Mercantile Stores, Inc........        115,625
      5,500  Nordstrom Inc.................        222,750
     15,200  J.C. Penney...................        723,900
      4,100  Pep Boys-Manny, Moe, Jack.....        105,062
     13,034  Price/Costco Inc..............        198,768
      5,600  Rite Aid Corp.................        191,800
     *3,600  Ryan's Family Steak House.....         25,200
     26,000  Sears Roebuck.................      1,014,000
     *2,800  Shoney's Inc..................         28,700
      4,800  TJX Companies.................         90,600
      4,449  Tandy Corp....................        184,633
    *18,400  Toys R Us.....................        400,200
    153,400  Wal-Mart......................      3,432,325
     16,400  Walgreen Co...................        489,950
      6,800  Wendy's International Inc.....        144,500
      8,800  F.W. Woolworth Company........        114,400
                                             -------------
                                                16,614,822
                                             -------------
             SOFTWARE & SERVICES -- 2.8%
      3,100  Autodesk Incorp...............        106,175
      9,600  Automatic Data Processing.....        712,800
     *3,000  Ceridian Corporation..........        123,750
     16,000  Computer Associates...........        910,000
      3,700  Computer Sciences Corp........        259,925
     14,700  First Data Corp...............        983,063
     *3,100  Intergraph Corp...............         48,825
    *39,500  Microsoft Corp................      3,466,125
    *24,600  Novell Inc....................        350,550
    *28,950  Oracle Corporation............      1,226,756
     12,800  Sun Microsystems Inc..........        584,000
                                             -------------
                                                 8,771,969
                                             -------------
             TECHNOLOGY -- 0.1%
      8,600  LSI Logic Corp................        281,650
                                             -------------
             TRANSPORTATION AND SERVICES --
             1.4%
     *5,100  AMR...........................        378,675
      9,474  Burlington Northern Santa
               Fe..........................        738,972
     14,000  CSX Corp......................        638,750
      5,200  Consolidated Rail
               Corporation.................        364,000
      2,900  Consolidated Freightways,
               Inc.........................         76,850
      3,400  Delta Airlines, Inc...........        251,175
      8,700  Norfolk Southern Corp.........        690,563
      2,600  Roadway Services..............        127,075
      9,600  Southwest Airlines............        223,200
     13,700  Union Pacific Corp............        904,200
      4,200  USAir Group...................         55,650
      1,900  Yellow Corp...................         23,512
                                             -------------
                                                 4,472,622
                                             -------------

 HARTFORD INDEX FUND, INC.
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1995

                                                MARKET                                                     MARKET
  SHARES                                         VALUE       SHARES                                         VALUE
-----------                                  ------------- -----------                                  -------------
COMMON STOCKS -- (CONTINUED)

             UTILITY -- 12.3%
    106,271  AT&T Corp.....................  $   6,881,047
     12,600  Alltel Corp...................        371,700
     12,400  American Electric Power.......        502,200
     37,000  Ameritech Corp................      2,183,000
      9,800  Baltimore Gas and Electric....        279,300
     29,200  Bell Atlantic Corp............      1,952,750
     66,300  Bell South Corp...............      2,884,050
     10,400  Carolina Power and Lighting...        358,800
     12,800  Central & Southwest Corp......        356,800
     10,357  Cinergy Corp..................        317,183
      3,400  The Columbia Gas System,
               Inc.........................        149,175
     15,700  Consolidated Edison NY........        502,400
      6,200  Consolidated Natural Gas
               Co..........................        281,325
      9,800  Detroit Edison Inc............        338,100
     11,600  Dominion Resources, Inc.......        478,500
     13,700  Duke Power Co.................        649,038
      1,300  Eastern Enterprises...........         45,825
     16,800  Enron Corp....................        640,500
      4,600  Enserch Corp..................         74,750
     15,200  Entergy Corp..................        444,600
     12,400  Florida Power & Light Group
               Inc.........................        575,050
     64,700  GTE Corp......................      2,846,800
      7,800  General Public Utilities......        265,200
     17,500  Houston Industries Inc........        424,375
     45,100  MCI Communications............      1,178,238
      9,600  Niagara Mohawk Power Corp.....         92,400
      3,400  Nicor, Inc....................         93,500
      8,300  Noram Energy..................         73,663
      4,500  Northern States Power
               Company.....................        221,063
     28,500  Nynex Corporation.............      1,539,000
     10,200  Ohio Edison Co................        239,700
      1,800  Oneok Inc.....................         41,175
     14,800  Peco Energy Company...........        445,850
     10,600  PP&L Resources................        265,000
      5,600  Pacific Enterprises...........        158,200
     28,400  Pacific Gas & Electric
               Company.....................        805,850
     28,600  Pacific Telesis Group.........        961,675
     19,000  Pacificorp....................        403,750
      2,300  Peoples Energy Corp...........         73,025
     16,300  Public Service Enterprises....        499,187
     40,700  SBC Communications Inc........      2,340,250
     29,800  SCE Corp......................        528,950
      5,800  Sonat, Inc....................        206,625
     44,500  The Southern Co...............      1,095,812
     23,300  Sprint Corp...................        929,087
     15,100  Texas Utilities...............        620,987
     14,300  Unicom Corp...................        468,325
             UTILITY -- (CONTINUED)
      6,800  Union Electric Co.............        283,900
     31,400  U.S. West Communications
               Group.......................  $   1,122,550
     31,500  U.S. West Media Group.........        598,500
                                             -------------
                                                39,088,730
                                             -------------
             Total common stocks...........  $ 306,177,299
                                             -------------
                                             -------------
 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM SECURITIES -- 3.7%
             U.S. TREASURY BILLS
$   200,000  5.290% Due 1/4/96.............        199,941
    450,000  5.300% Due 4/4/96.............        443,839

REPURCHASE AGREEMENT
 11,049,000  Interest in $24,574,000 joint
               repurchase agreement dated
               12/29/95 with Fleet Bank
               5.850% due 01/02/96;
               maturity amount $11,056,182;
               (Collateralized by
               $24,574,000 U.S. Treasury
               Note 5.125% due 12/31/98)...     11,049,000
                                             -------------
             Total short-term securities...  $  11,692,780
                                             -------------
                                             -------------

DIVERSIFICATION OF ASSETS:
Total common stocks..........................   96.2 %  $306,177,299
Total short-term securities..................    3.7      11,692,780
                                               ------   ------------
Total investment in securities
  **(Identified cost $245,919,800)...........   99.9%    317,870,079
Excess of cash and receivables over
  liabilities................................    0.1         382,813
                                               ------   ------------
Net assets (Applicable to $2.02792 per share
  based on 156,935,726 shares outstanding)...  100.0%   $318,252,892
                                               ------   ------------
                                               ------   ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $.10 per share; authorized
  400,000,000 shares; outstanding 156,935,726
  shares.............................................   $ 15,693,572
Capital surplus......................................
                                                         224,105,944
Undistributed net realized gain on investments.......
                                                           6,511,336
***Unrealized (loss) on futures contract.............
                                                              (8,239)
Unrealized appreciation of investments...............
                                                          71,950,279
                                                        ------------
Net assets, applicable to shares outstanding.........
                                                        $318,252,892
                                                        ------------
                                                        ------------

 * Non-income producing during period.
 ** Aggregate cost for Federal income tax purposes.
*** The Fund has 36 Standard & Poor's 500, March 1996 futures contracts open at
    December 31, 1995. These contracts have a value of $11,132,100.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Hartford International Opportunities Fund, Inc.
STATEMENT OF NET ASSETS
DECEMBER 31, 1995

                                                 Market                                                      Market
  Shares                                         Value        Shares                                         Value
-----------                                  -------------- -----------                                  --------------
COMMON STOCKS -- 94.1%

             ARGENTINA -- 0.6%
     81,000  Baesa ADR.....................  $   1,670,625
     50,000  Telefonica de Argentina-ADR...      1,362,500
     55,000  YPF S.A. Sponsored ADR........      1,189,375
                                             --------------
                                                 4,222,500
                                             --------------
             AUSTRALIA -- 5.2%
    318,076  Advance Bk Australia..........      2,546,880
  1,044,035  Amcor Ltd.....................      7,367,104
  1,325,000  Australia & New Zealand
               Banking.....................      6,210,169
    714,413  Broken Hill Proprietary.......     10,082,331
    397,621  National Australia Bank.......      3,573,657
    105,300  Qantas Air ADR 144A...........      1,750,613
    930,000  Westpac Banking Corp..........      4,117,062
                                             --------------
                                                35,647,816
                                             --------------
             AUSTRIAN -- 0.7%
     33,400  EVN...........................      4,576,474
                                             --------------
             BELGIUM -- 0.3%
     50,000  Delhaize Le Lion..............      2,066,046
                                             --------------
             BRAZIL -- 0.5%
    195,000  Electrobras On ADR............      2,656,875
    130,000  Usiminas Siderurg Minas-ADR...      1,056,640
                                             --------------
                                                 3,713,515
                                             --------------
             CANADA -- 1.8%
    *75,000  Canadian Pacific Foreign......      1,359,375
    622,000  Canadian Pacific Ltd..........     11,273,750
                                             --------------
                                                12,633,125
                                             --------------
             CHILE -- 0.3%
     27,500  Compania de Telefon Chile.....      2,279,063
                                             --------------
             DENMARK -- 1.9%
    378,000  Tele Danmark..................     10,442,250
     47,000  UniDanmark A Registered.......      2,324,055
                                             --------------
                                                12,766,305
                                             --------------
             FINLAND -- 0.8%
     76,000  Metsa-serla Oy B..............      2,336,262
 *1,220,000  Unitas Bank Ltd...............      3,078,617
                                             --------------
                                                 5,414,879
                                             --------------
             FRANCE -- 7.7%
     13,100  Canal Plus SA.................      2,451,943
     23,000  Euro RSCG Worldwide...........      1,875,790
     20,335  Groupe Danone.................      3,350,055
    111,000  National Bank of Paris 144A...      4,999,368
     13,000  Peugeot SA....................      1,712,270
    132,650  Renault.......................      3,813,491
    395,000  Rhone-Poulenc.................      8,448,293
    *55,365  Saint Gobain..................      6,118,303
     45,107  Societe Generale..............      5,564,168
     50,000  Societe Nationale Elf
               Acquitaine..................      3,678,180
     47,700  Technip.......................      3,277,515
    108,296  Total SA......................      7,297,604
                                             --------------
                                                52,586,980
                                             --------------
             GERMANY -- 4.9%
     22,700  Bayer AG......................      6,011,238
      1,050  Beiersdorf....................        719,228
      6,100  Daimler-Benz AG...............      3,071,210
             GERMANY -- (CONTINUED)
     14,500  Degussa.......................  $   4,870,306
     98,000  Deutsche Bank AG..............      4,641,029
      8,500  Karstadt AG...................      3,475,661
     16,549  Mannesmann AG.................      5,253,559
    123,000  Veba AG.......................      5,251,878
                                             --------------
                                                33,294,109
                                             --------------
             HONG KONG -- 4.3%
  2,116,217  Hong Kong
               Telecommunications..........      3,776,760
  1,440,000  Hutchison Whampoa Ltd.........      8,771,290
  1,008,000  Sun Hung Kai..................      8,245,199
  1,135,000  Swire Pacific Ltd.............      8,806,984
                                             --------------
                                                29,600,233
                                             --------------
             INDIA -- 0.5%
    200,000  India Tobacco Co. ADS.........      1,427,600
    225,000  Indo Gulf GDR.................        326,318
    154,000  Reliance Industries GDS.......      1,813,104
                                             --------------
                                                 3,567,022
                                             --------------
             INDONESIA -- 0.5%
    480,000  Jaya Real Property-Foreign....      1,301,268
   *549,000  Jaya Real Property............      1,488,325
   *189,000  Semen Gresik..................        528,903
                                             --------------
                                                 3,318,496
                                             --------------
             ITALY -- 2.0%
  2,780,000  Banca Comml Italiana..........      5,936,504
  2,000,000  Stet..........................      5,656,693
  1,530,000  Telecom Italia SPA............      2,380,535
                                             --------------
                                                13,973,732
                                             --------------
             JAPAN -- 25.9%
    169,000  Canon Sales...................      4,493,377
    782,000  Chichibu Oneda Cement C.......      4,165,929
    351,000  Chugai Pharmaceutical.........      3,356,270
    391,000  Dai Nippon Printing...........      6,615,585
      2,000  Home Wide Corp................         23,591
     97,000  Ito-Yokado Ltd................      5,964,614
    500,000  Kajima Corp...................      4,930,871
  1,200,000  Kawasaki Heavy Inds...........      5,510,974
  1,195,000  Kawasaki Steel Corp...........      4,159,335
    550,000  Keio Teito Electric Rai.......      3,195,881
     32,000  Kyocera Corp..................      2,373,006
      9,000  Kyoritsu Air Technology.......         97,457
     59,000  Mabuchi Motor.................      3,662,187
    239,000  Matsushita Electric Co........      3,882,046
    513,000  Minebea Co., Ltd..............      4,295,253
    208,000  Mitsubishi Bank Ltd...........      4,886,783
    615,000  Mitsubishi Corp...............      7,551,484
    499,000  Mitsui Petrochemical..........      4,076,719
     97,000  Murata Manufacturing Co.......      3,563,763
     69,000  Nihon Jumbo Co., Ltd..........      2,408,295
    433,000  Nippon Express................      4,161,288
        570  Nippon Telegraph &
               Telephone...................      4,601,663
 *1,965,000  NKK Corporation...............      5,281,543
    350,000  Nomura Securities.............      7,613,845
     75,000  Orix Corp.....................      3,081,794
     25,000  Riso Kagaku...................      2,105,289
    525,000  Sakura Bank...................      6,649,425
    224,000  Sankyo........................      5,024,461
     98,000  Sanwa Bank Ltd................      1,989,752

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1995

                                                 MARKET                                                      MARKET
  SHARES                                         VALUE        SHARES                                         VALUE
-----------                                  -------------- -----------                                  --------------
COMMON STOCKS -- (CONTINUED)

             JAPAN -- (CONTINUED)
     37,000  Sanyo Shinpan Financial Co....  $   3,040,704
     85,000  Secom.........................      5,900,609
     31,000  Sekisui Chemical Co...........        455,574
     83,000  Seven Eleven..................      5,842,019
    117,000  Shimamura Co. Ltd.............      4,513,487
     10,000  Shohkoh Fund..................      1,875,665
    312,000  Showa Corporation.............      2,386,078
     82,000  Sony Corp.....................      4,907,473
    460,000  Sumitomo Marsh & Fire.........      3,771,440
    851,000  Sumitomo Realty...............      6,006,284
    334,000  Sumitomo Trust & Banking......      4,714,686
    353,000  Toda Construction Co..........      3,054,578
    126,000  Tohoku Electric Power.........      3,033,356
    606,000  Tokio Marine & Fire
               Insurance...................      7,909,697
     24,000  Tsutsumi Jewelry..............      1,199,651
                                             --------------
                                               178,333,781
                                             --------------
             MALAYSIA -- 1.6%
    750,000  Resort World..................      4,016,222
  2,617,400  Sime Darby Berhad.............      6,956,511
                                             --------------
                                                10,972,733
                                             --------------
             MEXICO -- 1.1%
    385,000  Cemex SA A....................      1,270,825
    536,000  Femsa SA B....................      1,239,870
   *285,000  Grupo Carso SA Ser A1.........      1,522,222
    154,000  Kimberly Clark A..............      2,331,514
    164,900  Transportation-Maritima.......      1,236,750
                                             --------------
                                                 7,601,181
                                             --------------
             NETHERLANDS -- 4.5%
    380,000  Elesevier.....................      5,055,642
    173,515  International Nederlanden
               CVA.........................     11,564,071
     47,000  Unilever CVA..................      6,589,058
    146,000  Vendex International..........      4,329,624
     22,400  Verenigd Bezit................      3,067,902
                                             --------------
                                                30,606,297
                                             --------------
             NEW ZEALAND -- 1.6%
    557,383  Air New Zealand B.............      1,894,993
  6,077,000  Brierley Investments..........      4,807,565
  1,916,000  Carter Holt...................      4,133,900
                                             --------------
                                                10,836,458
                                             --------------
             NORWAY -- 4.0%
  1,315,800  Christiana Bank Og............      3,071,584
    165,801  Hafslund Nyco A-Free..........      4,328,086
    154,000  Kvaerner......................      5,441,009
    141,000  Orkla AS A....................      7,005,521
    560,000  Saga Petro A Free.............      7,463,722
                                             --------------
                                                27,309,922
                                             --------------
             PHILIPPINES -- 0.9%
    419,000  Philippine National Bank......      4,641,329
 *1,340,000  Pilipino Telephone............      1,356,379
                                             --------------
                                                 5,997,708
                                             --------------
             PORTUGAL -- 0.5%
   *181,800  Portugal Telecom S.A. ADR.....      3,454,200
                                             --------------
             SINGAPORE -- 3.5%
    512,875  Devel Bank of Singapore.......  $   6,382,380
  1,000,000  Keppel Corp...................      8,909,001
    325,000  Ocbc Foreign..................      4,067,383
    515,000  United O/S Bank Foreign.......      4,952,273
                                             --------------
                                                24,311,037
                                             --------------
             SPAIN -- 4.5%
     27,500  Acerinox SA...................      2,773,280
    245,000  Banco Bilbao Vizcaya..........      8,799,622
     94,000  Empresa Nac de Electricidad...      5,307,635
    600,000  Iberdrola SA..................      5,473,823
    160,000  Repsol........................      5,260,000
     30,000  Repsol SA.....................        980,110
    175,000  Telefonica de Espana..........      2,416,372
                                             --------------
                                                31,010,842
                                             --------------
             SWEDEN -- 1.9%
    125,000  Astra A Free A Shares.........      4,979,855
    256,500  Avesta Sheffield..............      2,255,818
   *246,800  BT Industries 144A............      2,708,500
    258,000  Stora Koppabergs..............      3,025,347
                                             --------------
                                                12,969,520
                                             --------------
             SWITZERLAND -- 3.0%
      9,200  Ciba Geigy AG.................      8,096,766
      7,850  Nestle SA.....................      8,685,164
      7,100  Sulzer AG-Part Cert...........      3,786,092
                                             --------------
                                                20,568,022
                                             --------------
             THAI BAT -- 0.7%
  3,270,000  Bangkok Metro Bank............      3,050,615
    150,000  Bangkok Bank..................      1,822,152
                                             --------------
                                                 4,872,767
                                             --------------
             UNITED KINGDOM -- 8.4%
    252,000  Associated British Food.......      1,442,793
    506,000  Bass..........................      5,644,903
  5,152,000  Bet PLC.......................     10,152,118
    621,000  Body Shop International.......      1,464,577
  1,650,000  British Steel PLC.............      4,166,602
    782,000  British Telecom Co. PLC.......      4,295,237
    897,000  Northern Foods PLC............      2,379,938
    516,234  Powergen PLC..................      4,265,235
  1,000,000  Rank Organization.............      7,230,411
    780,000  Royal Insurance Holding.......      4,623,119
    853,000  Tomkins PLC...................      3,732,288
  2,270,000  Vodafone Group PLC............      8,118,464
                                             --------------
                                                57,515,685
                                             --------------
             Total common stocks...........  $ 646,020,448
                                             --------------
                                             --------------
NON-CONVERTIBLE PREFERRED
STOCKS -- 0.7%
    118,000  Nokia Preferred ADR...........      4,587,250
                                             --------------
                                             --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 PRINCIPAL                                       MARKET                                                      MARKET
  AMOUNT                                         VALUE                                                       VALUE
-----------                                  --------------                                              --------------

SHORT-TERM SECURITIES -- 4.9%
$23,735,000  Repurchase Agreement dated
               12/29/95 with Swiss Bank
               Corp. 5.850% due 01/02/96;
               maturity amount $23,750,428;
               (Collateralized by
               $15,450,000 U.S. Treasury
               Bond 10.625% due 08/15/15)..  $  23,735,000
 10,000,000  Repurchase Agreement dated
               12/29/95 with Morgan Stanley
               6.200% due 01/02/96;
               maturity amount $10,006,889;
               (Collateralized by
               $11,568,000 Federal National
               Mortgage Association 9.000%
               due 03/01/25)...............     10,000,000
                                             --------------
             Total short-term securities...     33,735,000
                                             --------------
                                             --------------

DIVERSIFICATION OF ASSETS:
Total common stocks..........................   94.1 %  $  646,020,448
Total non-convertible preferred stocks.......    0.7         4,587,250
Total short term securities..................    4.9        33,735,000
                                               ------   --------------
Total investment in securities
  **(Identified cost $620,491,037)...........   99.7%      684,342,698
Excess of cash and receivables over
  liabilities................................    0.3         2,132,507
                                               ------   --------------
Net Assets (Applicable to $1.30569 per share
  based on 525,757,191 shares outstanding)...  100.0%   $  686,475,205
                                               ------   --------------
                                               ------   --------------
SUMMARY OF SHAREHOLDERS' EQUITY
Capital stock, par value $.10 per share authorized
  1,500,000,000 shares, outstanding 525,757,191
  shares.............................................   $   52,575,719
Capital surplus......................................      549,706,663
Undistributed net realized gain on investments.......       20,401,743
Unrealized appreciation of investments...............       63,851,658
Unrealized (depreciation) on forward currency
  contracts..........................................          (58,771)
Unrealized (depreciation) on translation on other
  assets and liabilities in foreign currencies.......           (1,807)
                                                        --------------
Net assets, applicable to shares outstanding.........   $  686,475,205
                                                        --------------
                                                        --------------

 * Non-income producing during period.
** Aggregate cost for Federal income tax purposes.

    FORWARD CURRENCY CONTRACTS -- NOTE 2 -- OUTSTANDING AT DECEMBER 31, 1995

                                  TOTAL     AGGREGATE   DELIVERY      UNREALIZED
DESCRIPTION                       VALUE     FACE VALUE    DATE     APPREC./(DEPREC.)
------------------------------  ----------  ----------  ---------  -----------------
Swiss Franc (Sell)              $7,540,586  $7,500,000   03/27/96      $ (40,586)
French Frank (Sell)             12,503,298  12,500,000   05/10/96         (3,298)
Dutch Guilder (Sell)             5,014,887   5,000,000   03/27/96        (14,887)
                                                                        --------
                                                                       $ (58,771)
                                                                        --------
                                                                        --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HARTFORD DIVIDEND AND GROWTH FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 1995

                                                                                                             MARKET
  SHARES                                      MARKET VALUE    SHARES                                         VALUE
-----------                                  -------------- -----------                                  --------------
COMMON STOCKS -- 95.5%

             COMPUTER & OFFICE EQUIPMENT --
             1.5%
     28,400  Xerox.........................  $    3,890,800
                                             --------------
             CONSUMER DURABLES -- 1.5%
    136,200  Ford Motor Co.................       3,949,800
                                             --------------
             CONSUMER NON-DURABLES -- 9.7%
     37,400  Avon Products.................       2,819,025
     26,700  Colgate Palmolive Co..........       1,875,675
     29,100  Eastman Kodak.................       1,949,700
    129,150  Flowers Industries, Inc.......       1,565,944
    114,500  Interstate Bakeries...........       2,561,937
     42,700  Kimberly Clark Corp...........       3,533,425
     94,900  Philip Morris.................       8,588,450
     88,800  RJR Nabisco Holdings..........       2,741,700
      4,270  Schweitzer Mauduit
               International...............          98,744
      4,000  Universal Corp................          97,500
                                             --------------
                                                 25,832,100
                                             --------------
             ENERGY AND SERVICES -- 12.0%
     89,400  Amoco Corporation.............       6,425,625
     73,400  Exxon.........................       5,881,175
     78,400  Pennzoil Co...................       3,312,400
     92,100  Phillips Petroleum............       3,142,912
     82,300  Texaco Inc....................       6,460,550
    188,300  USX-Marathon Group............       3,671,850
    102,800  Unocal Corp...................       2,994,050
                                             --------------
                                                 31,888,562
                                             --------------
             FINANCIAL SERVICES -- 15.7%
     93,600  Allstate Corp.................       3,849,300
     77,200  American Express Co...........       3,194,150
     70,000  Citicorp......................       4,707,500
    191,200  First Bank System Inc.........       9,488,300
    143,700  First Union Corporation.......       7,993,313
    125,600  Nationsbank Corp..............       8,744,900
     39,500  Patriot American
               Hospitality.................       1,017,125
     76,000  Safeco Corp...................       2,622,000
                                             --------------
                                                 41,616,588
                                             --------------
             HEALTH CARE -- 16.7%
     71,100  American Home Products
               Corp........................       6,896,700
     81,100  C R Bard Inc..................       2,615,475
     94,500  Baxter International..........       3,957,187
     70,500  Bristol-Myers Squibb
               Company.....................       6,054,188
    137,600  Merck & Co., Inc..............       9,047,200
    124,000  Pfizer, Inc...................       7,812,000
     84,300  Warner-Lambert Company........       8,187,638
                                             --------------
                                                 44,570,388
                                             --------------
             INDUSTRIAL MATERIALS -- 6.6%
     55,400  Albemarle Corp................       1,073,375
     34,000  Dow Chemical..................       2,392,750
     37,400  Dupont EI De Nemours..........       2,613,325
     97,400  International Paper Co........       3,689,025
     63,200  Nalco Chemical Co.............       1,903,900
     36,400  PPG Industries, Inc...........       1,665,300
     57,900  Weyerhaeuser Company..........       2,504,175
             INDUSTRIAL MATERIALS --
             (CONTINUED)
     52,000  Witco Chemical Corp...........  $    1,521,000
                                             --------------
                                                 17,362,850
                                             --------------
             MANUFACTURING -- 8.3%
     16,000  Cooper Industries.............         588,000
      7,200  Eaton Corp....................         386,100
     87,630  General Electric..............       6,309,360
     53,200  Minnesota Mining &
               Manufacturing Co............       3,524,500
     78,500  Northrop Grumman Corp.........       5,024,000
     29,800  Sundstrand Corp...............       2,097,175
     22,600  TRW, Inc......................       1,751,500
     46,400  Tenneco, Inc..................       2,302,600
                                             --------------
                                                 21,983,235
                                             --------------
             MEDIA & SERVICES -- 1.5%
     19,700  Dun & Bradstreet Corp.........       1,275,575
     43,500  Gannett Co., Inc..............       2,669,813
                                             --------------
                                                  3,945,388
                                             --------------
             REAL ESTATE -- 0.1%
      9,600  Starwood Lodging Trust........         285,600
                                             --------------
             RETAIL -- 3.3%
     92,500  May Department Stores Co......       3,908,125
    102,400  Mercantile Stores, Inc........       4,736,000
                                             --------------
                                                  8,644,125
                                             --------------
             UTILITY -- 18.6%
     50,800  AT&T Corp.....................       3,289,300
     24,800  Bell Atlantic Corp............       1,658,500
     63,000  Bell South Corp...............       2,740,500
     29,100  CMS Energy Corp...............         869,362
     64,700  Carolina Power And Lighting...       2,232,150
     51,900  Cincinnati Bell Inc...........       1,803,525
     61,500  Cinergy Corp..................       1,883,438
     23,400  Comsat Corp...................         435,825
     71,300  DPL Inc.......................       1,764,675
     54,250  DQE Inc.......................       1,668,188
     31,100  Equitable Resources...........         971,875
     54,000  Florida Power & Light Group
               Inc.........................       2,504,250
     47,500  Frontier Corp.................       1,425,000
     39,700  GTE Corp......................       1,746,800
     43,000  N E Electric System...........       1,703,875
     53,600  NYNEX Corporation.............       2,894,400
     30,800  Pacific Gas & Electric
               Company.....................         873,950
    118,800  Pinnacle West Cap.............       3,415,500
     45,600  Public Service Co. Of
               Colorado....................       1,613,100
     14,400  Questar Corp..................         482,400
     69,300  SBC Communications Inc........       3,984,750
     32,600  Sierra Pacific Res............         762,025
     35,000  Sprint Corp...................       1,395,625
    114,900  Texas Utilities...............       4,725,262
     24,500  Union Electric Co.............       1,022,875
     89,900  Westcoast Energy Inc..........       1,314,787
                                             --------------
                                                 49,181,937
                                             --------------
             Total common stocks...........  $  253,151,373
                                             --------------
                                             --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 PRINCIPAL                                       MARKET                                                      MARKET
  AMOUNT                                         VALUE                                                       VALUE
-----------                                  --------------                                              --------------
CONVERTIBLE CORPORATE BONDS -- 0.8%                         DIVERSIFICATION OF ASSETS:

             TRANSPORTATION
             AMR Corp.
$ 2,090,000    6.125% due 11/01/24.........  $    2,163,150
                                             --------------
                                             --------------
SHORT-TERM SECURITIES -- 6.8%
 13,055,000  Repurchase Agreement dated
               12/29/95 with Aubrey Lanston
               5.900% due 01/02/96;
               maturity amount $13,063,558;
               (Collateralized by
               $13,055,000 U.S. Treasury
               Note 5.125% due 12/31/98)...      13,055,000
  5,000,000  Repurchase Agreement dated
               12/29/95 with Morgan Stanley
               6.200% due 01/02/96;
               maturity amount $5,003,444;
               (Collateralized by
               $5,784,000 Federal National
               Mortgage Association 9.000%
               due 03/1/25)................       5,000,000
                                             --------------
             Total short-term securities...  $   18,055,000
                                             --------------
                                             --------------
Total common stocks                             95.5%   $253,151,373
Total convertible corporate bonds............    0.8       2,163,150
Total short-term securities..................    6.8      18,055,000
                                               ------   ------------
Total investment in securities
  **(Identified cost $243,108,084)...........  103.1%    273,369,523
Excess of liabilities over cash and
  receivables................................   (3.1)     (8,299,056)
                                               ------   ------------
Net assets (Applicable to $1.31702 per share
  based on 201,265,170 shares outstanding)...  100.0%   $265,070,467
                                               ------   ------------
                                               ------   ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $.10 per share; authorized
  750,000,000 shares; outstanding 201,265,170
  shares.............................................   $ 20,126,517
Capital surplus......................................    208,122,925
Undistributed net realized gain on investments.......      6,559,586
Unrealized appreciation of investments...............     30,261,439
                                                        ------------
Net assets, applicable to shares outstanding.........   $265,070,467
                                                        ------------
                                                        ------------

 * Non-income producing during period.
** Aggregate cost for Federal income tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Hartford International Advisers Fund, Inc.
STATEMENT OF NET ASSETS
DECEMBER 31, 1995

                                                              MARKET                                                    MARKET
    SHARES                                                    VALUE          SHARES                                     VALUE
--------------                                            -------------- --------------                             ------------
COMMON STOCKS -- 63.3%

             ARGENTINA -- 0.6%
      4,750  Baesa ADR...............................  $      97,969
      2,000  Telefonica De Argentina-ADR.............         54,500
      2,000  YPF S.A. Sponsored ADR..................         43,250
                                                       --------------
                                                             195,719
                                                       --------------
             AUSTRALIA -- 3.3%
      7,422  Advance BK Australia....................         59,427
     28,750  Amcor Ltd...............................        202,871
     39,608  Australia & New Zealand Banking.........        185,639
     20,549  Broken Hill Proprietary.................        290,005
      5,369  National Australia Bank.................         48,257
      4,500  Qantas Air ADR 144A.....................         74,813
     36,000  Westpac Banking Corp....................        159,370
                                                       --------------
                                                           1,020,382
                                                       --------------
             AUSTRIAN -- 0.6%
      1,400  EVN.....................................        191,828
                                                       --------------
             BELGIUM -- 0.3%
      2,250  Delhaize Le Lion........................         92,972
                                                       --------------
             BRAZIL -- 0.4%
      7,250  Electrobras On ADR......................         98,781
      4,000  Usiminas Siderurg Minas-ADR.............         32,512
                                                       --------------
                                                             131,293
                                                       --------------
             CANADA -- 1.0%
     17,500  Canadian Pacific Ltd....................        317,188
                                                       --------------
             CHILE -- 0.3%
      1,000  Compania de Telefon Chile-ADR...........         82,875
                                                       --------------
             DENMARK -- 1.3%
      8,000  Tele Danmark............................        221,000
      3,500  UniDanmark A Registered.................        173,068
                                                       --------------
                                                             394,068
                                                       --------------
             FINLAND -- 0.7%
     *3,000  Metsa-Serla Oy B........................         92,221
     55,000  Unitas Bank Ltd.........................        138,790
                                                       --------------
                                                             231,011
                                                       --------------
             FRANCE -- 5.3%
      3,500  Bank National Paris 144A................        157,638
      1,000  Canal Plus SA...........................        187,171
        450  Euro RSCG Worldwide.....................         33,030
        403  Groupe Danone...........................         66,392
        700  Peugeot SA..............................         92,199
      3,600  Renault.................................        103,495
     13,000  Rhone-Poulenc...........................        278,045
     *1,482  Saint Gobain............................        163,774
      1,337  Societe Generale........................        164,868
      1,700  Societe Nationale Elf Acquitaine........        125,058
      1,000  Technip.................................         68,711
      3,293  Total SA................................        221,901
                                                       --------------
                                                           1,662,282
                                                       --------------
             GERMANY -- 3.8%
        700  Bayer AG................................        185,369
        150  Beiersdorf..............................        102,747
        245  Daimler-Benz AG Dem.....................        123,352
        580  Degussa.................................        194,812
      3,250  Deutsche Bank AG Dem....................        153,912
        280  Karstadt AG.............................        114,492
        450  Mannesmann AG...........................        142,855
      4,000  Veba....................................        170,792
                                                       --------------
                                                           1,188,331
                                                       --------------
             HONG KONG -- 2.7%
      6,000  China Light Power.......................  $      27,624
             HONG KONG -- (CONTINUED)
     56,759  Hong Kong Telecommunica.................        101,297
     40,000  Hutchison Whampoa Ltd...................        243,647
     28,000  Sun Hung Kai............................        229,033
     31,000  Swire Pacific Ltd.......................        240,543
                                                       --------------
                                                             842,144
                                                       --------------
             INDIA -- 0.1%
     10,000  Indo Gulf GDR...........................         14,503
      2,000  Reliance Inds GDS.......................         23,547
                                                       --------------
                                                              38,050
                                                       --------------
             INDONESIA -- 0.4%
     19,000  Jaya Real Property......................         51,509
     10,000  Jaya Real Property-Foreign..............         27,110
     12,000  Semen Gresik............................         33,581
                                                       --------------
                                                             112,200
                                                       --------------
             ITALY -- 1.5%
    100,000  Banca Comml Italiana....................        213,543
     58,500  Stet....................................        165,458
     62,000  Telecom Italia SPA......................         96,466
                                                       --------------
                                                             475,467
                                                       --------------
             JAPAN -- 17.3%
      7,000  Canon Sales.............................        186,116
     15,000  Chichibu Oneda Cement...................         79,909
     24,000  Chugai Pharmaceutical...................        229,489
     11,000  Dai Nippon Printing.....................        186,116
         10  East Japan Railway......................         48,535
      6,000  Home Wide Corp..........................         70,773
      3,000  Ito-Yokado Ltd..........................        184,473
     11,000  Kajima Corp.............................        108,479
     34,000  Kawasaki Heavy Industries...............        156,144
     33,000  Kawasaki Steel Corp.....................        114,860
     27,000  Keio Teito Electric Rai.................        156,889
      2,000  Kyoritsu Air Tech.......................         21,657
      2,000  Mabuchi Motor...........................        124,142
      9,000  Matsushita Electric Co..................        146,186
     10,000  Minebea Co., Ltd........................         83,728
      6,000  Mitsubishi Bank Ltd.....................        140,965
     18,000  Mitsubishi Corp.........................        221,019
      3,000  Mitsui Petrochemical....................         24,509
      2,000  Murata Manufacturing Co.................         73,480
      3,000  Nihon Jumbo Co., Ltd....................        104,709
     12,000  Nippon Express..........................        115,324
         20  Nippon Telegraph & Telephone............        161,462
    *59,000  NKK Corporation.........................        158,581
     10,000  Nomura Securities.......................        217,538
      2,000  Orix Corp...............................         82,181
        700  Riso Kagaku.............................         58,948
     15,000  Sakura Bank.............................        189,984
      8,000  Sankyo..................................        179,445
      7,000  Sanwa Bank Ltd..........................        142,125
      2,000  Sanyo Shinpan Financial Co..............        164,362
      3,000  Secom...................................        208,257
      2,000  Seven Eleven............................        140,772
      3,000  Shimamura Co. Ltd.......................        115,730
        100  Shohkoh Fund............................         18,757
      4,000  Showa Corporation.......................         30,591
      2,000  Sony Corp...............................        119,694
     17,000  Sumitomo Marsh & Fire...................        139,379
     22,000  Sumitomo Realty.........................        155,274
     11,000  Sumitomo Trust & Banking................        155,274
     11,000  Toda Construction Co....................         95,185
      4,000  Tohoku Electric Power...................         96,297
     17,000  Tokio Marine & Fire Insurance...........        221,889
        100  Tsutsumi Jewelry........................          4,999
                                                       --------------
                                                           5,434,226
                                                       --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                              MARKET                                                    MARKET
    SHARES                                                    VALUE          SHARES                                     VALUE
--------------                                            -------------- --------------                             ------------
COMMON STOCKS -- (CONTINUED)

             MALAYSIA -- 1.0%
     21,000  Resort World............................   $    112,454
     74,000  Sime Darby Berhad.......................        196,677
                                                       --------------
                                                             309,131
                                                       --------------
             MEXICO -- 0.6%
      3,000  Cemex SA................................         42,911
     20,000  Femsa SA................................         46,263
     *9,000  Grupo Carso SA..........................         48,070
      7,650  Transportation-Maritima.................         57,377
                                                       --------------
                                                             194,621
                                                       --------------
             NETHERLANDS -- 2.7%
      7,500  Elesevier...............................         99,782
      5,325  International Nederlanden...............        354,890
      3,000  Vendex International....................         88,965
      1,350  Unilever................................        189,260
        700  Verenigd Bezit..........................         95,872
                                                       --------------
                                                             828,769
                                                       --------------
             NEW ZEALAND -- 1.2%
     31,000  Air New Zealand Class B.................        105,394
    268,000  Brierley Investments....................        212,017
     28,000  Carter Holt.............................         60,411
                                                       --------------
                                                             377,822
                                                       --------------
             NORWAY -- 2.5%
     33,200  Christiana Bank.........................         77,501
      5,344  Hafslund Nyco...........................        139,500
      4,500  Kvaerner................................        158,991
      3,650  Orkla A/S A.............................        181,349
     17,500  Saga Petro..............................        233,241
                                                       --------------
                                                             790,582
                                                       --------------
             PHILIPPINES -- 0.7%
     12,000  Philippine National.....................        132,926
    *80,000  Pilipino Telephone......................         80,978
                                                       --------------
                                                             213,904
                                                       --------------
             PORTUGAL -- 0.2%
     *3,000  Portugal Telecom S.A. ADR...............         57,000
                                                       --------------
             SINGAPORE -- 2.4%
      8,000  Development Bank of Singapore...........         99,555
     34,000  Keppel Corp.............................        302,906
     14,000  OCBC Foreign............................        175,210
     19,000  United Overseas Bank....................        182,705
                                                       --------------
                                                             760,376
                                                       --------------
             SPAIN -- 3.5%
      7,850  Repsol..................................        258,069
      3,150  Empresa Nacional De.....................        180,338
      1,750  Acerinox SA.............................        176,481
      6,100  Banco Bilbao Vizcaya....................        219,093
      1,000  Empresa Nac de Elec.....................         56,464
     10,000  Iberdrola SA............................         91,230
      8,000  Telefonica de Espana....................        110,464
                                                       --------------
                                                           1,092,139
                                                       --------------
             SWEDEN -- 1.1%
      2,500  Astra A Free............................         99,597
      7,700  Avesta Sheffield........................         67,719
     *8,000  BT Industries 144A......................         87,796
     *7,000  Stora Koppabergs A......................         82,083
                                                       --------------
                                                             337,195
                                                       --------------
             SWITZERLAND -- 1.9%
        195  Ciba Geigy AG...........................        171,616
        225  Nestle SA...............................        248,938
        315  Sulzer AG-Part - CERT...................        167,975
                                                       --------------
                                                             588,529
                                                       --------------
             THAI-BAT -- 0.6%
     75,000  Bangkok Metro Bank......................  $      69,968
             THAI-BAT -- (CONTINUED)
      3,000  Bangkok Bank............................         36,443
      5,000  Siam Commerical.........................         65,899
                                                       --------------
                                                             172,310
                                                       --------------
             UNITED KINGDOM -- 5.3%
     18,000  Bass....................................        200,807
     14,400  Body Shop International.................         33,961
    153,000  Bet PLC.................................        301,490
     11,000  British Telecom Co. PLC.................         60,419
     70,000  British Steel PLC.......................        176,765
      4,000  Associated Brit Food....................         22,901
     24,000  Northern Foods PLC......................         63,677
     12,147  Powergen PLC............................        100,358
     80,000  Vodafone Group PLC......................        286,113
     25,000  Rank Organization.......................        180,760
     25,500  Royal Insurance Holding.................        151,141
     20,000  Tomkins PLC.............................         87,510
                                                       --------------
                                                           1,665,902
                                                       --------------
             Total Common Stocks.....................  $  19,798,316
                                                       --------------
                                                       --------------
NON-CONVERTIBLE PREFERRED STOCK -- 0.5%
             CONSUMER DURABLES
      4,000  Nokia PFD ADS...........................        155,500
                                                       --------------
                                                       --------------
  PRINCIPAl
    AMOUNT
--------------
FOREIGN GOVERNMENT BONDS -- 27.7%
                AUSTRALIA -- 1.1%
    $  415,000  Australian Commonwealth
                  9.750% due 03/15/02...................        337,345
                                                          -------------
                AUSTRIA -- 0.5%
                Austria Republic
     1,500,000    6.875% due 06/20/05...................        152,849
                                                          -------------
                BELGIUM -- 1.3%
                Belgium Government
     5,000,000    7.000% due 05/15/06...................        171,617
     3,500,000    7.250% due 04/29/04...................        123,949
     3,050,000    9.000% due 06/27/01...................        118,746
                                                          -------------
                                                                414,312
                                                          -------------
                CANADA -- 2.1%
                Canada Government
       340,000    6.500% due 06/01/04...................        240,783
       100,000    8.000% due 06/01/23...................         76,805
       225,000    9.000% due 12/01/04...................        185,780
       200,000    9.750% due 06/01/01...................        166,825
                                                          -------------
                                                                670,193
                                                          -------------

               DENMARK -- 1.2%
       910,000    8.000% due 06/15/03 - 03/15/06........       173,087
     1,015,000    9.000% due 11/15/98...................       198,806
                                                          -------------
                                                               371,893
                                                          -------------

              FINLAND -- 0.9%
               Finnish Government
     1,000,000    10.000% due 09/15/01..................        266,493
                                                          -------------

              FRANCE -- 2.6%
               France O.A.T.
       926,000    5.500% due 04/25/04...................        176,493
     2,166,000    8.500% due 11/25/02...................        494,489
       626,000    9.500% due 01/25/01...................        147,227
                                                          -------------
                                                                818,209
                                                          -------------

              GERMANY -- 3.1%
               German Government
       325,000    6.250% DUE 01/04/24...................        210,527



  PRINCIPAL                                                   MARKET       PRINCIPAL                                     MARKET
   AMOUNT                                                      VALUE         AMOUNT                                      VALUE
--------------                                            -------------- --------------                             ------------

FOREIGN GOVERNMENT BONDS -- (CONTINUED)
300,000           7.500% due 11/11/04..................         229,777

                German Federal Unity

675,000           8.500% due 02/20/01..................     $   538,263
                                                            -----------
                                                                978,567
                                                            -----------

                ITALY -- 2.8%

  425,000,000   9.000% due 10/01/03....................         246,299
1,055,000,000   8.500% due 01/01/99 - 08/01/99.........         635,049
                                                           ------------
                                                                881,348
                                                           ------------

                JAPAN -- 5.9%
                European Investment Bank
  4,000,000      6.625% due 03/15/00...................          46,166
                Japan 145 Government National
146,000,000      5.500% due 03/20/02...................       1,652,822
                Japan - 20
 12,000,000      5.600% due 09/20/12...................         143,610
                                                           ------------
                                                              1,842,598
                                                           ------------
                NETHERLANDS -- 0.8%
                Netherlands Government
   100,000       5.750% due 01/15/04...................         61,797
    80,000       7.000% due 06/15/05...................         53,192
   175,000       9.000% due 05/15/00...................        125,802
                                                           ------------
                                                               240,791
                                                           ------------
                NEW ZEALAND -- 0.6%
                New Zealand Government
   265,000       8.000% due 07/15/98...................        174,151
                                                           ------------

                SPAIN -- 1.2%
                Spanish Government
13,700,000       10.000% due 02/28/05..................        114,177
28,500,000       12.250% due 03/25/00..................        256,074
                                                           ------------
                                                              370,251
                                                           ------------

                SWEDEN -- 1.1%
                Swedish Government
 2,200,000       10.250% due 05/05/00...................      354,997
                                                           ------------

                UNITED KINGDOM -- 2.5%
                United Kingdom Treasury Gilt
   180,000       7.000% due 11/06/01....................      279,635
   305,000       8.000% due 06/10/03....................      494,679
                                                           ------------
                                                              774,314
                                                           ------------
                Total foreign government bonds.........    $8,648,311
                                                           ------------
                                                           ------------
SHORT-TERM SECURITIES -- 9.7%
$ 2,030,000 Repurchase Agreement dated 12/29/95 with Swiss
            Bank Corp. 5.850% due 01/02/96; maturity
            $2,031,320; (Collateralized by $1,755,000 US
            Treasury Bond 7.500% due 11/15/16)..........    $2,030,000

 1,000,000  Repurchase Agreement dated 12/29/95 with
            Morgan Stanley 6.200% due 01/02/96; maturity
            $1,000,689; (Collateralized by $1,125,000 Federal
            National Mortgage Association 9.000% due
            03/01/25)..................................      1,000,000
                                                           ------------

            Total short-term securities................     $3,030,000
                                                           ------------
                                                           ------------


DIVERSIFICATION OF ASSETS:
Total Common Stocks..........................   63.3 %  $  19,798,316
Total Non-Convertible Preferred Stock........    0.5          155,500
Total Foreign Government Bonds...............   27.7        8,648,311
Total Short Term Securities..................    9.7        3,030,000
                                               ------   --------------
Total investment in securities
  **(Identified cost $30,132,432)............  101.2%      31,632,127
Excess of liabilities over cash and
  receivables................................   (1.2)        (367,962 )
                                               ------   --------------
Net Assets (Applicable to $1.10903 per share
  based on 28,190,650 shares outstanding)....  100.0%   $  31,264,165
                                               ------   --------------
                                               ------   --------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $.10 per share authorized
  750,000,000 shares, 28,190,650 outstanding
  shares.............................................   $   2,819,065
Capital surplus......................................      26,945,184
Undistributed net realized (loss) on investments.....          (3,983 )
Unrealized appreciation of investments...............       1,499,263
Unrealized appreciation on forward currency
  contracts..........................................           5,374
Unrealized depreciation on translation on other
  assets and liabilities in foreign currencies.......            (738 )
                                                        --------------
Net assets, applicable to shares outstanding.........   $  31,264,165
                                                        --------------
                                                        --------------

  * Non-income producing during period.
 **Aggregate cost for Federal income tax purposes.

    FORWARD CURRENCY CONTRACTS -- NOTE 2 -- OUTSTANDING AT DECEMBER 31, 1995

                                                                      UNREALIZED
                                              AGGREGATE   DELIVERY   APPRECIATION/
                                TOTAL VALUE  FACE VALUE     DATE     (DEPRECIATION)
                                -----------  -----------  ---------  -------------
German Deutschemarks (Buy)       $ 116,580    $ 115,807    01/08/96          773
Austrian Schilling (Sell)          152,506      152,778    01/10/96          272
Australian Dollars (Sell)          333,572      334,459    01/10/96          887
Belgian Francs (Sell)              413,893      417,579    01/10/96        3,686
Canadian Dollars (Sell)            662,563      662,787    01/10/96          224
German Deutschemarks (Sell)        977,927      974,489    03/19/96       (3,438)
Danish Krone (Sell)                368,858      366,995    01/10/96       (1,862)
Spanish Pesetas (Sell)             362,957      358,014    01/10/96       (4,944)
Finnish Markkas (Sell)             265,983      264,642    01/17/96       (1,341)
French Francs (Sell)               817,572      807,349    01/10/96      (10,223)
British Pounds (Sell)              767,500      756,360    01/10/96      (11,140)
Italian Lira (Sell)                867,129      857,241    01/10/96       (9,888)
Japanese Yen (Sell)              1,872,364    1,911,948    01/10/96       39,583
Dutch Guilders (Sell)              241,652      240,450    03/19/96       (1,201)
Swedish Kronas (Sell)              351,622      355,607    01/10/96        3,985
                                                                     -------------
                                                                           5,374
                                                                     -------------
                                                                     -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

HARTFORD MUTUAL FUNDS
STATEMENT OF OPERATIONS,
STATEMENT OF CHANGES IN NET ASSETS,
NOTES TO FINANCIAL STATEMENTS
AND FINANCIAL HIGHLIGHTS

 HARTFORD MUTUAL FUNDS
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

                              HARTFORD        HARTFORD          HVA         HARTFORD
                                BOND            STOCK       MONEY MARKET    ADVISERS
                             FUND, INC.      FUND, INC.      FUND, INC.    FUND, INC.
                           --------------   -------------   ------------  -------------
INVESTMENT INCOME:
  Dividends..............    $   --         $  34,303,856   $   --         $ 52,931,923
  Interest...............      19,767,803       5,642,049    18,669,552      97,454,258
  Less: Foreign tax
   withheld..............        --               (36,960)      --              (42,320)
                           --------------   -------------   ------------  -------------
    Total income.........      19,767,803      39,908,945    18,669,552     150,343,861
                           --------------   -------------   ------------  -------------
EXPENSES:
  Investment advisory
   services..............         906,000       4,134,925       762,534      16,044,763
  Administrative
   services..............         491,868       2,586,517       542,895       6,244,398
  Accounting services....          26,732         124,381        34,341         325,104
  Custodian fees.........          11,621          20,897         4,563          14,335
  Board of directors.....           2,648          12,370         3,423          32,334
  Other..................          37,458         143,590        35,764         374,525
                           --------------   -------------   ------------  -------------
    Total expenses.......       1,476,327       7,022,680     1,383,520      23,035,459
                           --------------   -------------   ------------  -------------
  Net investment
   income................      18,291,476      32,886,265    17,286,032     127,308,402
                           --------------   -------------   ------------  -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       6,010,729      80,821,093       --           97,284,118
  Net realized gain
   (loss) on futures
   contracts.............        --              --             --             --
  Net realized gain
   (loss) on options
   contracts.............        --              --             --             --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      22,790,429     308,861,831       --          649,451,880
                           --------------   -------------   ------------  -------------
  Net gain (loss) on
   investments...........      28,801,158     389,682,924       --          746,735,998
                           --------------   -------------   ------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    $ 47,092,634   $ 422,569,189   $17,286,032    $874,044,400
                           --------------   -------------   ------------  -------------
                           --------------   -------------   ------------  -------------

* From inception, March 1, 1995, to December 31, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             HARTFORD
                               U.S.         HARTFORD        HARTFORD                        HARTFORD         HARTFORD
                            GOVERNMENT       CAPITAL        MORTGAGE       HARTFORD      INTERNATIONAL       DIVIDEND
                           MONEY MARKET   APPRECIATION     SECURITIES        INDEX       OPPORTUNITIES      AND GROWTH
                            FUND, INC.     FUND, INC.      FUND, INC.     FUND, INC.       FUND, INC.       FUND, INC.
                           ------------   -------------   -------------   -----------  ------------------   -----------
INVESTMENT INCOME:
  Dividends..............    $ --         $ 15,430,064     $   --         $ 6,340,261     $13,859,003       $4,362,923
  Interest...............     577,594       11,141,268       22,005,900        59,787       3,048,459          494,730
  Less: Foreign tax
   withheld..............      --             (387,564)        --             (31,097)     (2,185,709)          (6,663)
                           ------------   -------------   -------------   -----------  ------------------   -----------
    Total income.........     577,594       26,183,768       22,005,900     6,368,951      14,721,753        4,850,990
                           ------------   -------------   -------------   -----------  ------------------   -----------
EXPENSES:
  Investment advisory
   services..............      24,282        7,715,873          790,058       447,326       3,213,660          757,373
  Administrative
   services..............      16,998        2,814,856          553,041       391,411       1,045,064          230,541
  Accounting services....       1,036          123,003           33,072        16,914          59,753            5,583
  Custodian fees.........      10,947           60,354           23,581        (8,132)        727,012           13,009
  Board of directors.....         104           12,272            3,264         1,679           5,977              566
  Other..................       1,591          145,960           68,954        21,863          85,826           11,107
                           ------------   -------------   -------------   -----------  ------------------   -----------
    Total expenses.......      54,958       10,872,318        1,471,970       871,061       5,137,292        1,018,179
                           ------------   -------------   -------------   -----------  ------------------   -----------
  Net investment
   income................     522,636       15,311,450       20,533,930     5,497,890       9,584,461        3,832,811
                           ------------   -------------   -------------   -----------  ------------------   -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      --          127,384,090        5,901,957       461,701      21,336,447        6,559,586
  Net realized gain
   (loss) on futures
   contracts.............      --           18,046,253           39,780     6,181,218        --                 --
  Net realized gain
   (loss) on options
   contracts.............      --              --                30,406       --             --                 --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      --          236,498,480       20,383,033    55,250,626      48,716,467       31,161,907
                           ------------   -------------   -------------   -----------  ------------------   -----------
  Net gain (loss) on
   investments...........      --          381,928,823       26,355,176    61,893,545      70,052,914       37,721,493
                           ------------   -------------   -------------   -----------  ------------------   -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    $522,636     $397,240,273     $ 46,889,106   $67,391,435     $79,637,375       $41,554,304
                           ------------   -------------   -------------   -----------  ------------------   -----------
                           ------------   -------------   -------------   -----------  ------------------   -----------


                             HARTFORD
                           INTERNATIONAL
                             ADVISERS
                            FUND, INC.*
                           -------------
INVESTMENT INCOME:
  Dividends..............   $  227,008
  Interest...............      372,698
  Less: Foreign tax
   withheld..............      (30,384)
                           -------------
    Total income.........      569,322
                           -------------
EXPENSES:
  Investment advisory
   services..............      --
  Administrative
   services..............       24,683
  Accounting services....          809
  Custodian fees.........       55,080
  Board of directors.....          100
  Other..................       14,872
                           -------------
    Total expenses.......       95,544
                           -------------
  Net investment
   income................      473,778
                           -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      473,990
  Net realized gain
   (loss) on futures
   contracts.............      --
  Net realized gain
   (loss) on options
   contracts.............      --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    1,503,899
                           -------------
  Net gain (loss) on
   investments...........    1,977,889
                           -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............   $2,451,667
                           -------------
                           -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HARTFORD MUTUAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                HVA
                              HARTFORD        HARTFORD         MONEY       HARTFORD
                                BOND            STOCK         MARKET       ADVISERS
                             FUND, INC.      FUND, INC.     FUND, INC.    FUND, INC.
                           --------------   -------------   -----------  -------------
OPERATIONS:
  Net investment
   income................    $ 18,291,476   $  32,886,265   $17,286,032   $127,308,402
  Net realized gain
   (loss) on security
   transactions..........       6,010,729      80,821,093       --          97,284,118
  Net realized gain
   (loss) on futures
   contracts.............        --              --             --            --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      22,790,429     308,861,831       --         649,451,880
                           --------------   -------------   -----------  -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      47,092,634     422,569,189   17,286,032     874,044,400
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
   income................     (18,291,476)    (32,886,265)  (17,286,032)  (127,308,402)
  Net realized gain on
   security
   transactions..........        --           (47,489,646)      --         (36,509,652)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from Fund
   shares sold...........     227,913,447     668,241,451   1,501,677,031   462,346,769
  Net asset value of Fund
   shares issued upon
   reinvestment of
   dividends and capital
   gains.................      18,291,476      80,375,915   17,286,033     163,818,063
  Cost of Fund shares
   redeemed..............    (179,969,221)   (377,085,012)  (1,500,719,153)  (107,656,490)
                           --------------   -------------   -----------  -------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....      66,235,702     371,532,354   18,243,911     518,508,342
                           --------------   -------------   -----------  -------------
    Total increase
     (decrease) in net
     assets..............      95,036,860     713,725,632   18,243,911   1,228,734,688
NET ASSETS:
  Beginning of period....     247,458,087   1,163,157,982   321,464,672  3,034,034,061
                           --------------   -------------   -----------  -------------
  End of period..........    $342,494,947   $1,876,883,614  $339,708,583 4$,262,768,749
                           --------------   -------------   -----------  -------------
                           --------------   -------------   -----------  -------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............     230,010,396     209,187,665   1,501,677,031   249,891,294
  Shares issued upon
   reinvestment of
   dividends and capital
   gains.................      18,548,321      27,804,998   17,286,033      93,801,847
  Shares redeemed........    (182,704,340)   (120,045,047)  (1,500,719,153)   (62,784,455)
                           --------------   -------------   -----------  -------------
  Net increase (decrease)
   in shares
   outstanding...........      65,854,377     116,947,616   18,243,911     280,908,686
                           --------------   -------------   -----------  -------------
                           --------------   -------------   -----------  -------------

* From inception, March 1, 1995, to December 31, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                              HARTFORD U.S.         HARTFORD        HARTFORD                        HARTFORD         HARTFORD
                                GOVERNMENT           CAPITAL        MORTGAGE       HARTFORD      INTERNATIONAL       DIVIDEND
                               MONEY MARKET       APPRECIATION     SECURITIES        INDEX       OPPORTUNITIES      AND GROWTH
                                FUND, INC.         FUND, INC.      FUND, INC.     FUND, INC.       FUND, INC.       FUND, INC.
                           --------------------   -------------   -------------   -----------  ------------------   -----------
OPERATIONS:
  Net investment
   income................        $522,636         $  15,311,450    $ 20,533,930   $ 5,497,890     $ 9,584,461       $3,832,811
  Net realized gain
   (loss) on security
   transactions..........       --                  127,384,090       5,901,957       461,701      21,336,447        6,559,586
  Net realized gain
   (loss) on futures
   contracts.............       --                   18,046,253          70,186     6,181,218        --                 --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       --                  236,498,480      20,383,033    55,250,626      48,716,467       31,161,907
                             -----------          -------------   -------------   -----------  ------------------   -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....        522,636            397,240,273      46,889,106    67,391,435      79,637,375       41,554,304
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
   income................       (522,636)           (15,311,450)    (20,533,930)   (5,497,890)     (9,584,461)      (3,832,811)
  Net realized gain on
   security
   transactions..........       --                  (63,784,485)       --             (65,176)     (5,087,710)          --
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from Fund
   shares sold...........      3,856,273          1,268,592,773      26,917,379   473,229,846      97,286,805       174,323,932
  Net asset value of Fund
   shares issued upon
   reinvestment of
   dividends and capital
   gains.................        522,636             79,095,935      20,533,929     5,563,067      14,672,173        3,757,111
  Cost of Fund shares
   redeemed..............     (3,927,941)          (666,584,981)    (50,387,738)  (380,028,762)    (54,214,080)     (5,797,586)
                             -----------          -------------   -------------   -----------  ------------------   -----------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....        450,968            681,103,727      (2,936,430)   98,764,151      57,744,898       172,283,457
                             -----------          -------------   -------------   -----------  ------------------   -----------
    Total increase
     (decrease) in net
     assets..............        450,968            999,248,065      23,418,746   160,592,520     122,710,102       210,004,950
NET ASSETS:
  Beginning of period....      9,619,299          1,158,643,638     304,146,567   157,660,372     563,765,103       55,065,517
                             -----------          -------------   -------------   -----------  ------------------   -----------
  End of period..........     10,$070,267         $2,157,891,703   $327,565,313   $318,252,892    $686,475,205      $265,070,467
                             -----------          -------------   -------------   -----------  ------------------   -----------
                             -----------          -------------   -------------   -----------  ------------------   -----------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............      3,856,273            393,716,534      25,766,526   251,812,101      70,597,149       147,459,686
  Shares issued upon
   reinvestment of
   dividends and capital
   gains.................        522,636             28,381,165      19,717,253     3,055,911      12,477,963        3,182,667
  Shares redeemed........     (3,927,941)          (208,868,838)    (48,682,017)  (201,506,805)    (45,827,064)     (4,769,969)
                             -----------          -------------   -------------   -----------  ------------------   -----------
  Net increase (decrease)
   in shares
   outstanding...........        450,968            213,228,861      (3,198,238)   53,361,207      46,248,048       145,872,384
                             -----------          -------------   -------------   -----------  ------------------   -----------
                             -----------          -------------   -------------   -----------  ------------------   -----------

                             HARTFORD
                           INTERNATIONAL
                             ADVISERS
                            FUND, INC.*
                           -------------
OPERATIONS:
  Net investment
   income................     $473,778
  Net realized gain
   (loss) on security
   transactions..........     473,990
  Net realized gain
   (loss) on futures
   contracts.............      --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   1,503,899
                           -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   2,451,667
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
   income................    (473,778)
  Net realized gain on
   security
   transactions..........    (477,974)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from Fund
   shares sold...........  30,838,557
  Net asset value of Fund
   shares issued upon
   reinvestment of
   dividends and capital
   gains.................     478,342
  Cost of Fund shares
   redeemed..............  (1,552,649)
                           -------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....  29,764,250
                           -------------
    Total increase
     (decrease) in net
     assets..............  31,264,165
NET ASSETS:
  Beginning of period....      --
                           -------------
  End of period..........  31,$264,165
                           -------------
                           -------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............  29,196,317
  Shares issued upon
   reinvestment of
   dividends and capital
   gains.................     434,386
  Shares redeemed........  (1,440,053)
                           -------------
  Net increase (decrease)
   in shares
   outstanding...........  28,190,650
                           -------------
                           -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Hartford Mutual Funds
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1994

                               HARTFORD          HARTFORD             HVA
                                 BOND              STOCK         MONEY MARKET
                              FUND, INC.        FUND, INC.        FUND, INC.
                           ----------------   ---------------   ---------------
OPERATIONS:
  Net investment
   income................    $   15,499,377   $    23,456,619   $    11,242,769
  Net realized gain
   (loss) on security
   transactions..........       (15,502,624)       47,489,646         --
  Net realized gain
   (loss) on futures
   contracts.............        (1,484,713)        --                --
  Net realized gain
   (loss) on options
   contracts.............         --                --                --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        (8,713,699)      (91,880,275)        --
                           ----------------   ---------------   ---------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       (10,201,659)      (20,934,010)       11,242,769
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
   income................       (15,499,377)      (23,456,619)      (11,242,769)
  Net realized gain on
   security
   transactions..........        (4,467,655)      (59,838,405)        --
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from Fund
   shares sold...........       321,606,810       491,044,914     1,169,307,801
  Net asset value of Fund
   shares issued upon
   reinvestment of
   dividends and capital
   gains.................        19,967,032        83,295,024        11,242,769
  Cost of Fund shares
   redeemed..............      (303,548,769)     (275,377,788)   (1,093,173,662)
                           ----------------   ---------------   ---------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....        38,025,073       298,962,150        87,376,908
                           ----------------   ---------------   ---------------
    Total increase
     (decrease) in net
     assets..............         7,856,382       194,733,116        87,376,908
NET ASSETS:
  Beginning of period....       239,601,705       968,424,866       234,087,764
                           ----------------   ---------------   ---------------
  End of period..........    $  247,458,087   $ 1,163,157,982   $   321,464,672
                           ----------------   ---------------   ---------------
                           ----------------   ---------------   ---------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............       324,129,384       170,123,593     1,169,307,801
  Shares issued upon
   reinvestment of
   dividends and capital
   gains.................        20,471,697        28,261,576        11,242,769
  Shares redeemed........      (306,837,163)      (95,662,565)   (1,093,173,662)
                           ----------------   ---------------   ---------------
  Net increase (decrease)
   in shares
   outstanding...........        37,763,918       102,722,604        87,376,908
                           ----------------   ---------------   ---------------
                           ----------------   ---------------   ---------------

* From inception, March 8, 1994, to December 31, 1994.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                HARTFORD
                                                  U.S.          HARTFORD          HARTFORD
                               HARTFORD        GOVERNMENT        CAPITAL          MORTGAGE
                               ADVISERS       MONEY MARKET    APPRECIATION       SECURITIES
                              FUND, INC.       FUND, INC.      FUND, INC.        FUND, INC.
                           ----------------   ------------   ---------------   --------------
OPERATIONS:
  Net investment
   income................   $    95,563,451   $   343,046    $     3,956,139    $  22,008,530
  Net realized gain
   (loss) on security
   transactions..........        36,509,652       --              65,960,774      (18,809,782)
  Net realized gain
   (loss) on futures
   contracts.............         --              --              (2,071,865)         (40,932)
  Net realized gain
   (loss) on options
   contracts.............         --              --               --                  26,563
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (211,113,159)      --             (40,815,773)      (9,086,028)
                           ----------------   ------------   ---------------   --------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       (79,040,056)      343,046         27,029,275       (5,901,649)
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
   income................       (95,563,451)     (343,046)        (3,956,139)     (22,008,530)
  Net realized gain on
   security
   transactions..........       (75,830,481)      --             (71,271,919)      (1,593,324)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from Fund
   shares sold...........       753,833,772     3,263,991        882,948,421       19,488,680
  Net asset value of Fund
   shares issued upon
   reinvestment of
   dividends and capital
   gains.................       171,393,932       343,046         75,228,058       23,601,854
  Cost of Fund shares
   redeemed..............       (67,309,913)   (3,437,141)      (530,237,732)     (74,638,761)
                           ----------------   ------------   ---------------   --------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....       857,917,791       169,896        427,938,747      (31,548,227)
                           ----------------   ------------   ---------------   --------------
    Total increase
     (decrease) in net
     assets..............       607,483,803       169,896        379,739,964      (61,051,730)
NET ASSETS:
  Beginning of period....     2,426,550,258     9,449,403        778,903,674      365,198,297
                           ----------------   ------------   ---------------   --------------
  End of period..........   $ 3,034,034,061   $ 9,619,299    $ 1,158,643,638    $ 304,146,567
                           ----------------   ------------   ---------------   --------------
                           ----------------   ------------   ---------------   --------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............       449,571,900     3,263,991        310,435,654       18,922,336
  Shares issued upon
   reinvestment of
   dividends and capital
   gains.................       102,233,951       343,046         25,754,762       23,146,211
  Shares redeemed........       (41,310,436)   (3,437,141)      (186,291,460)     (72,966,325)
                           ----------------   ------------   ---------------   --------------
  Net increase (decrease)
   in shares
   outstanding...........       510,495,415       169,896        149,898,956      (30,897,778)
                           ----------------   ------------   ---------------   --------------
                           ----------------   ------------   ---------------   --------------


                                             HARTFORD
                             HARTFORD      INTERNATIONAL        HARTFORD
                               INDEX       OPPORTUNITIES   DIVIDEND AND GROWTH
                            FUND, INC.      FUND, INC.         FUND, INC.*
                           -------------   -------------   -------------------
OPERATIONS:
  Net investment
   income................  $   3,760,674   $  6,563,325       $    709,451
  Net realized gain
   (loss) on security
   transactions..........        303,039      8,495,707             68,307
  Net realized gain
   (loss) on futures
   contracts.............         60,051        --               --
  Net realized gain
   (loss) on options
   contracts.............       --              --               --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (2,407,858)   (25,853,182)          (900,465)
                           -------------   -------------   -------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      1,715,906    (10,794,150)          (122,707)
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
   income................     (3,760,674)    (6,563,325)          (709,451)
  Net realized gain on
   security
   transactions..........       --              --                 (68,307)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from Fund
   shares sold...........     94,987,497    311,466,613         55,786,553
  Net asset value of Fund
   shares issued upon
   reinvestment of
   dividends and capital
   gains.................      3,638,667      6,509,276            701,056
  Cost of Fund shares
   redeemed..............    (79,317,298)   (18,461,122)          (521,627)
                           -------------   -------------   -------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....     19,308,866    299,514,767         55,965,982
                           -------------   -------------   -------------------
    Total increase
     (decrease) in net
     assets..............     17,264,098    282,157,292         55,065,517
NET ASSETS:
  Beginning of period....    140,396,274    281,607,811          --
                           -------------   -------------   -------------------
  End of period..........  $ 157,660,372   $563,765,103       $ 55,065,517
                           -------------   -------------   -------------------
                           -------------   -------------   -------------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............     61,853,526    257,732,430         55,208,333
  Shares issued upon
   reinvestment of
   dividends and capital
   gains.................      2,385,383      5,455,472            696,988
  Shares redeemed........    (51,476,702)   (15,397,114)          (512,536)
                           -------------   -------------   -------------------
  Net increase (decrease)
   in shares
   outstanding...........     12,762,207    247,790,788         55,392,785
                           -------------   -------------   -------------------
                           -------------   -------------   -------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HARTFORD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

 1.  ORGANIZATION:

    Hartford Bond Fund, Inc., Hartford Stock Fund, Inc., HVA Money Market Fund, Inc., Hartford Advisers Fund, Inc., Hartford U.S. Government Money Market Fund, Inc., Hartford Capital Appreciation Fund, Inc. (formerly Hartford Aggressive Growth Fund, Inc.), Hartford Mortgage Securities Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., and Hartford International Advisers Fund, Inc. (the Funds) are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-ended management investment companies.

    Fund shares are made available to serve as the underlying investment media of the variable annuity, variable life insurance and group pension contracts issued by the affiliated life insurance company Separate Accounts of the ITT Hartford Life Insurance Companies (Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company). The Fund's objectives are as follows:

Hartford Bond Fund, Inc.       Seeks  a high level  of current income  while preserving capital through investing in high-grade  government and corporate  bonds and other  debt securities.
Hartford Stock Fund, Inc.      Seeks long-term capital growth through a diversified portfolio of equity securities.
HVA Money Market Fund, Inc.    Seeks  a high level of current  income consistent with liquidity and the need for  preservation  of  capital  through  high-quality  money-market securities.
Hartford Advisers Fund, Inc.   Seeks a high, long-term total rate of return (capital growth and current income)  through  a  varying  mix  of  stocks,  bonds  and  money market instruments.
Hartford U.S. Government       Seeks a high  level of  current income consistent  with preservation  of
 Money Market Fund, Inc.       capital  through short-term securities issued  or guaranteed by the U.S.
                               Government and its Agencies.
Hartford Capital Appreciation  Seeks growth  of  capital through  investment  in equity  securities  of
 Fund, Inc.                    companies   with  high   growth  potential,   including  small  emerging
                               companies.
Hartford Mortgage Securities   Seeks  a  high  level  of  current  income  by  investing  primarily  in
 Fund, Inc.                    mortgage-backed  securities, including  securities issued  by Government
                               National Mortgage Association.
Hartford Index Fund, Inc.      Seeks to approximate the price and yield performance represented by  the
                               Standard  & Poor's 500 Composite Stock Price Index through investment in common stocks.
Hartford International         Seeks a long-term  total return  consistent with  that of  international
 Opportunities Fund, Inc.      equity markets through investment primarily in foreign equity securities issues.
Hartford Dividend and Growth   Seeks  a high level of current  income consistent with growth of capital
 Fund, Inc.                    and moderate investment risk. Primary investments are equity  securities and  securities covertible  into equity  securities that  typically have above average yield.
Hartford International         Seeks a long-term total  rate of return  consistent with moderate  risk.
 Advisers Fund, Inc.           Investments  include a mix of debt,  equity and money market instruments primarily with foreign issuers.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) SECURITY VALUATION--Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in HVA Money Market Fund, Inc. and Hartford U.S. Government Money Market Fund, Inc. are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Index Fund, Inc., Hartford Stock Fund, Inc., Hartford Bond Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., and Hartford International Advisers Fund, Inc., short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

      Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign). If no sale took place on such day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate at the end of the reporting period. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by a person designated by the Funds' Board of Directors.

    c) FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

      Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) REPURCHASE TRANSACTIONS--A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security(ies), including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

    e) JOINT TRADING ACCOUNT--Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (HIMCO). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) FUTURES, OPTIONS ON FUTURES AND OPTIONS ACCOUNTING PRINCIPLES--The Funds enter into futures contracts to retain their cash balance and yet be exposed to the market thereby providing the liquidity necessary to accommodate redemptions while at the same time providing shareholders the investment return of a fully invested portfolio. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. When the funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable

 HARTFORD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1995
      (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price or, in the absence of a last sale price, the last offering price or, in the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

      At any time prior to expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

      The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as an investment and subsequently "marked to market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The Funds had no options contracts outstanding at December 31, 1995.

    g) FEDERAL INCOME TAXES--For Federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable income to their shareholders or otherwise complying with the requirements for regulated investment companies. Accordingly, no provision for Federal income taxes has been made.

    h) FUND SHARE VALUATION AND DIVIDEND DISTRIBUTIONS TO SHAREHOLDERS--Orders for the Fund's shares are executed in accordance with the investment instructions of the contract owners. Dividend income is accrued as of the ex-dividend date. Interest income and expenses are accrued on a daily basis. The net asset value of the Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of the Funds' shares received prior to the close of the Exchange on any day on which the fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the per-share net asset value next determined.

      Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy with respect to Hartford Bond Fund, Inc., Hartford Stock Fund, Inc., Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., and Hartford International Advisers Fund, Inc. is to distribute dividends from net investment income monthly and distribute realized capital gains, if any, annually.

      HVA Money Market Fund, Inc. and Hartford U.S. Government Money Market Fund, Inc. seek to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing their investments using the amortized cost method. Dividends are distributed monthly.

    i) RESTRICTED SECURITIES--The following securities are restricted for sale to qualified institutional investors.

                                                                                                                     % OF
                                                              PAR       ACQUISITION                   MARKET      NET ASSETS
FUND                     SECURITY                            VALUE         DATE         COST           VALUE       OF FUND
-----------------------  ------------------------------  -------------  ----------  -------------  -------------  ----------
Stock                    Autotote Corp.
                           4.950% due 8/20/01..........  $  16,000,000   8/13/93    $  16,000,000  $   3,765,986     0.2%
Advisers                 Autotote Corp.
                           4.950% due 8/20/01..........  $  24,000,000   8/13/93    $  24,000,000  $   5,648,978     0.1%
Capital Appreciation     Planet Hollywood
                           10.000% due 8/22/00.........  $   8,000,000   8/22/95    $   8,000,000  $  10,435,920     0.5%

    j)   FOREIGN  CURRENCY   CONTRACTS--As  of   December  31,   1995,  Hartford
      International Opportunities Fund, Inc., Hartford Capital Appreciation Fund, Inc. and Hartford International Advisers Fund, Inc. have entered into forward foreign currency exchange contracts that obligate the Funds to repurchase currencies at specified future dates. The Funds enter into forward foreign currency contracts to manage currency exchange rate risk.

      Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

    k) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  EXPENSES:

    a) INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS--HIMCO, a wholly-owned subsidiary of Hartford Life Insurance Company (HL) provides investment management and supervision for Hartford Stock Fund, Inc., Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., and Hartford International Advisers, Fund, Inc., pursuant to an Investment Management Agreement, which was approved by each Fund's Board of Directors and shareholders.

      HIMCO also serves as investment adviser to Hartford Bond Fund, Inc., HVA Money Market Fund, Inc., Hartford U.S. Government Money Market Fund, Inc., Hartford Mortgage Securities Fund, Inc., and Hartford Index Fund, Inc. pursuant to an Agreement, which was approved by the Fund's Board of Directors and shareholders. The annual fees paid to HIMCO are .25% of the average daily net assets for HVA Money Market Fund, Inc., Hartford U.S. Government Money Market Fund, Inc. and Hartford Mortgage Securities Fund, Inc., and .20% of the average daily net assets for Hartford Index Fund, Inc.

      The schedule below reflects the rates of compensation paid to HIMCO for services rendered:

             HARTFORD BOND FUND, INC.
          AND HARTFORD STOCK FUND, INC.

AVERAGE DAILY NET ASSETS               ANNUAL FEE
------------------------------------  ------------
On first $250 million                      .325%
On next $250 million                       .300
On next $500 million                       .275
Over $1 billion                            .250


          HARTFORD ADVISERS FUND, INC.,
    HARTFORD CAPITAL APPRECIATION FUND, INC.,
 HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.,
     HARTFORD DIVIDEND AND GROWTH FUND, INC.
  AND HARTFORD INTERNATIONAL ADVISERS FUND, INC.

AVERAGE DAILY NET ASSETS               ANNUAL FEE
------------------------------------  ------------
On first $250 million                      .575%
On next $250 million                       .525
On next $500 million                       .475
Over $1 billion                            .425

      For Hartford International Advisers Fund, Inc., HIMCO has agreed to waive the Fund's fees until the Fund's assets (excluding assets contributed by companies affiliated with HIMCO) reach $20 million.

      Wellington Management Company (Wellington), under a Sub-Investment Advisory Agreement with HIMCO, furnishes an investment program to HIMCO, for utilization by HIMCO in rendering services to Hartford Stock Fund, Inc., Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford International Opportunities

 HARTFORD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1995
      Fund, Inc., Hartford Dividend and Growth Fund, Inc. and Hartford International Advisers Fund, Inc. Wellington determines the purchase and sale of portfolio securities and places such orders for execution, in the name of the respective Fund. In conjunction with such activities, Wellington regularly furnishes reports to the Fund's Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    b) ADMINISTRATIVE SERVICES AGREEMENT--Under the Administrative Services Agreement between HL and each of the Funds, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of .175% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, shareholder accounting, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

    c) OPERATING EXPENSES--Allocable expenses of the Funds are charged to each fund based on the ratio of the net assets of each Fund to the combined net assets of the Funds. Nonallocable expenses are charged to each fund based on specific identification.

 4.  UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS:

    The aggregate gross unrealized appreciation on all investments where there was an excess of value over tax cost, the aggregate gross unrealized depreciation of investments where there was an excess of tax cost over value and the net unrealized appreciation (depreciation) of investments as of December 31, 1995, were as follows:

                                                                             AGGREGATE GROSS  AGGREGATE GROSS  NET UNREALIZED
                                                                               UNREALIZED       UNREALIZED      APPRECIATION
                                                                              APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
                                                                             ---------------  ---------------  --------------
Hartford Bond Fund, Inc.                                                      $  15,437,349    $     (17,287)  $   15,420,062
Hartford Stock Fund, Inc.                                                       368,585,087      (29,069,241)     339,515,846
Hartford Advisers Fund, Inc.                                                    637,232,582      (45,794,259)     591,438,323
Hartford Capital Appreciation Fund, Inc.                                        341,163,936      (75,128,662)     226,035,274
Hartford Mortgage Securities Fund, Inc.                                           7,095,079         (616,975)       6,478,104
Hartford Index Fund, Inc.                                                        74,889,886       (2,949,607)      71,950,279
Hartford International Opportunities Fund, Inc.                                  78,460,910      (14,609,252)      63,851,658
Hartford Dividend and Growth Fund, Inc.                                          31,270,627       (1,009,188)      30,261,439
Hartford International Advisers Fund, Inc.                                        1,861,476         (362,213)       1,449,263

 5.  EQUITY OF AFFILIATES:

    a) HARTFORD DIVIDEND AND GROWTH FUND, INC.--Hartford Accident & Indemnity Insurance Company, an affiliate of the Funds, redeemed ownership of 3,000,000 shares of Hartford Dividend and Growth Fund, Inc. on October 20, 1995, realizing a gain of $749,520.

    b) HARTFORD INTERNATIONAL ADVISERS FUND, INC.--HL has ownership of 10,000,000 shares of Hartford International Advisers Fund, Inc., representing 35.5% of the total outstanding shares of the Fund as of December 31, 1995.

    c) As of December 31, 1995, certain HL group pension contracts held direct interest in shares as follows:

                                                                                                                  PERCENT OF
                                                                                                                     TOTAL
                                                                                                       SHARES       SHARES
                                                                                                    ------------  -----------
Hartford Stock Fund, Inc..........................................................................        70,084     0.01%
Hartford Advisers Fund, Inc.......................................................................    11,995,216     0.55
Hartford Capital Appreciation Fund, Inc...........................................................     9,760,293     1.58
Hartford Mortgage Securities Fund, Inc............................................................    15,512,929     5.07
Hartford Index Fund, Inc..........................................................................    12,029,208     7.67
Hartford International Opportunities Fund, Inc....................................................     5,629,699     1.07

 6.  CAPITAL GAINS DISTRIBUTION:

    The Board of Directors declared a distribution from capital gains as follows in the respective Funds:

                                                                RECORD DATE             PAYABLE DATE        PER SHARE AMOUNT
                                                          -----------------------  -----------------------  -----------------
Hartford International Advisers Fund, Inc.                   December 28, 1995        December 31, 1995       $    0.017363
Hartford Stock Fund, Inc.                                    January 30, 1996         January 31, 1996             0.147531
Hartford Advisers Fund, Inc.                                 January 30, 1996         January 31, 1996             0.043900
Hartford Capital Appreciation Fund, Inc.                     January 30, 1996         January 31, 1996             0.227840
Hartford Index Fund, Inc.                                    January 30, 1996         January 31, 1996             0.038716
Hartford International Opportunities Fund, Inc.              January 30, 1996         January 31, 1996             0.037233
Hartford Dividend and Growth Fund, Inc.                      January 30, 1996         January 31, 1996             0.028296

 7.  INVESTMENT TRANSACTIONS:

    For the year ended Decemebr 31, 1995, investment transactions (excluding short-term investments) were as follows:

                                                                                            PURCHASES AT        SALES AT
                                                                                                COST            PROCEEDS
                                                                                          ----------------  ----------------
Hartford Bond Fund, Inc.................................................................   $  641,603,789   $    574,279,913
Hartford Stock Fund, Inc................................................................    1,001,207,257        741,738,505
Hartford Advisers Fund, Inc.............................................................    2,513,812,815      2,175,113,143
Hartford Capital Appreciation Fund, Inc.................................................    1,582,122,689      1,135,013,592
Hartford Mortgage Securities Fund, Inc..................................................    1,501,622,577      1,492,472,675
Hartford Index Fund, Inc................................................................      107,541,576          2,961,201
Hartford International Opportunities Fund, Inc..........................................      375,268,287        306,915,718
Hartford Dividend and Growth Fund, Inc..................................................      217,546,619         52,955,393
Hartford International Advisers Fund, Inc...............................................       34,393,152          7,684,577

 HARTFORD MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                       NET REALIZED
                                                           AND
                            NET ASSET                   UNREALIZED
                            VALUE AT         NET         GAINS OR    TOTAL FROM
                            BEGINNING    INVESTMENT    (LOSSES) ON   INVESTMENT
                            OF PERIOD      INCOME      INVESTMENTS   OPERATIONS
                           -----------  -------------  ------------  -----------
HARTFORD BOND FUND, INC.
  For the Year Ended
   December 31, 1995.....   $   0.926     $    0.064     $  0.102        0.166
  1994...................       1.044          0.060       (0.100)      (0.040)
  1993...................       1.024          0.062        0.039        0.101
  1992...................       1.061          0.074       (0.019)       0.055
  1991...................       0.979          0.072        0.082        0.154
  1990...................       0.976          0.075        0.003        0.078
HARTFORD STOCK FUND, INC.
  For the Year Ended
   December 31, 1995.....       2.801          0.070        0.840        0.910
  1994...................       3.099          0.061       (0.111)      (0.050)
  1993...................       2.965          0.053        0.339        0.392
  1992...................       2.927          0.051        0.219        0.270
  1991...................       2.452          0.059        0.532        0.591
  1990...................       2.775          0.070       (0.179)      (0.109)
HVA MONEY MARKET FUND,
  INC.
  For the Year Ended
   December 31, 1995.....       1.000          0.056        --           0.056
  1994...................       1.000          0.039        --           0.039
  1993...................       1.000          0.029        --           0.029
  1992...................       1.000          0.036        --           0.036
  1991...................       1.000          0.059        --           0.059
  1990...................       1.000          0.078        --           0.078
HARTFORD ADVISERS FUND,
  INC.
For the Year Ended
  December 31, 1995......       1.600          0.064        0.377        0.441
  1994...................       1.752          0.054       (0.100)      (0.046)
  1993...................       1.676          0.050        0.145        0.195
  1992...................       1.649          0.059        0.070        0.129
  1991...................       1.436          0.063        0.223        0.286
  1990...................       1.543          0.074       (0.059)       0.015
HARTFORD U.S. GOVERNMENT
  MONEY MARKET FUND, INC.
  For the Year Ended
   December 31, 1995.....       1.000          0.054        --           0.054
  1994...................       1.000          0.036        --           0.036
  1993...................       1.000          0.027        --           0.027
  1992...................       1.000          0.032        --           0.032
  1991...................       1.000          0.055        --           0.055
  1990...................       1.000          0.073        --           0.073
HARTFORD CAPITAL
  APPRECIATION FUND, INC.
  For the Year Ended
   December 31, 1995.....       2.860          0.030        0.785        0.815
  1994...................       3.052          0.011        0.070        0.081
  1993...................       2.634          0.003        0.526        0.529
  1992...................       2.607          0.008        0.388        0.396
  1991...................       1.709          0.021        0.898        0.919
  1990...................       2.020          0.029       (0.246)      (0.217)
HARTFORD MORTGAGE
  SECURITIES FUND, INC.
  For the Year Ended
   December 31, 1995.....       0.984          0.068        0.087        0.155
  1994...................       1.075          0.068       (0.086)      (0.018)
  1993...................       1.079          0.071       (0.004)       0.067
  1992...................       1.115          0.086       (0.036)       0.050
  1991...................       1.054          0.088        0.061        0.149
  1990...................       1.045          0.087        0.009        0.096
HARTFORD INDEX FUND, INC.
  For the Year Ended
   December 31, 1995.....       1.522          0.044        0.507        0.551
  1994...................       1.546          0.038       (0.024)       0.014
  1993...................       1.450          0.035        0.096        0.131
  1992...................       1.390          0.033        0.060        0.093
  1991...................       1.134          0.036        0.294        0.330
  1990...................       1.220          0.037       (0.086)      (0.049)
HARTFORD INTERNATIONAL
  OPPORTUNITIES FUND,
  INC.
  For the Year Ended
   December 31, 1995.....       1.176          0.020        0.141        0.161
  1994...................       1.215          0.016       (0.039)      (0.023)
  1993...................       0.917          0.009        0.298        0.307
  1992...................       0.973          0.013       (0.056)      (0.043)
  1991...................       0.871          0.011        0.102        0.113
  1990(1)................       1.000          0.015       (0.129)      (0.114)
HARTFORD DIVIDEND AND
  GROWTH FUND, INC.
  For the Year Ended
   December 31, 1995.....       1.000          0.033        0.317        0.350
  From inception, March
   8, 1994, through
   December 31, 1994.....       1.000          0.024       (0.005)       0.019
HARTFORD INTERNATIONAL
  ADVISERS FUND, INC.
  From inception, March
   1, 1995, through
   December 31, 1995.....       1.000          0.030        0.126        0.156

 (1) From Effective Date (July 2, 1990) to December 31, 1990.
 (2) Management fees have been waived until assets (excluding assets contributed by companies affiliated with HIMCO) reach $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
 (3) Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                             NET ASSETS        RATIO OF
                           DIVIDENDS                  NET INCREASE   NET ASSET                AT END OF        OPERATING
                            FROM NET   DISTRIBUTIONS   (DECREASE)    VALUE AT                  PERIOD          EXPENSES
                           INVESTMENT  FROM REALIZED       IN           END        TOTAL         (IN          TO AVERAGE
                             INCOME    CAPITAL GAINS   NET ASSETS    OF PERIOD    RETURN     THOUSANDS)       NET ASSETS
                           ----------  -------------  ------------  -----------  ---------  -------------  -----------------
HARTFORD BOND FUND, INC.
  For the Year Ended
   December 31, 1995.....   $ (0.064)    $  --            0.102     $     1.028    18.49%   $    342,495            0.53    %
  1994...................     (0.060)      (0.018)       (0.118)          0.926    (3.95)        247,458            0.55
  1993...................     (0.062)      (0.019)        0.020           1.044    10.24         239,602            0.57
  1992...................     (0.074)      (0.018)       (0.037)          1.024     5.53         128,538            0.64
  1991...................     (0.072)       --            0.082           1.061    16.43          97,377            0.66
  1990...................     (0.075)       --            0.003           0.979     8.39          70,915            0.67
HARTFORD STOCK FUND, INC.
  For the Year Ended
   December 31, 1995.....     (0.070)      (0.114)        0.726           3.527    34.10       1,876,884            0.48
  1994...................     (0.061)      (0.187)       (0.298)          2.801    (1.89)      1,163,158            0.50
  1993...................     (0.053)      (0.205)        0.134           3.099    14.34         968,425            0.53
  1992...................     (0.051)      (0.181)        0.038           2.965    10.04         569,903            0.57
  1991...................     (0.059)      (0.057)        0.475           2.927    24.58         406,489            0.60
  1990...................     (0.070)      (0.144)       (0.323)          2.452    (3.87)        257,553            0.66
HVA MONEY MARKET FUND,
  INC.
  For the Year Ended
   December 31, 1995.....     (0.056)       --             --             1.000     5.74         339,709            0.45
  1994...................     (0.039)       --             --             1.000     3.95         321,465            0.47
  1993...................     (0.029)       --             --             1.000     2.94         234,088            0.48
  1992...................     (0.036)       --             --             1.000     3.63         190,246            0.53
  1991...................     (0.059)       --             --             1.000     6.01         177,483            0.54
  1990...................     (0.078)       --             --             1.000     8.09         194,462            0.57
HARTFORD ADVISERS FUND,
  INC.
For the Year Ended
  December 31, 1995......     (0.064)      (0.019)        0.358           1.958    28.34       4,262,769            0.65
  1994...................     (0.054)      (0.052)       (0.152)          1.600    (2.74)      3,034,034            0.65
  1993...................     (0.050)      (0.069)        0.076           1.752    12.25       2,426,550            0.69
  1992...................     (0.059)      (0.043)        0.027           1.676     8.30         985,747            0.78
  1991...................     (0.063)      (0.010)        0.213           1.649    20.33         631,424            0.81
  1990...................     (0.074)      (0.048)       (0.107)          1.436     1.26         416,839            0.89
HARTFORD U.S. GOVERNMENT
  MONEY MARKET FUND, INC.
  For the Year Ended
   December 31, 1995.....     (0.054)       --             --             1.000     5.52          10,070            0.57
  1994...................     (0.036)       --             --             1.000     3.67           9,619            0.58
  1993...................     (0.027)       --             --             1.000     2.68           9,449            0.58
  1992...................     (0.032)       --             --             1.000     3.22          10,525            0.75
  1991...................     (0.055)       --             --             1.000     5.61          11,257            0.73
  1990...................     (0.073)       --             --             1.000     7.52          10,496            0.73
HARTFORD CAPITAL
  APPRECIATION FUND, INC.
  For the Year Ended
   December 31, 1995.....     (0.030)      (0.155)        0.630           3.490    30.25       2,157,892            0.68
  1994...................     (0.011)      (0.262)       (0.192)          2.860     2.50       1,158,644            0.72
  1993...................     (0.003)      (0.108)        0.418           3.052    20.80         778,904            0.76
  1992...................     (0.008)      (0.361)        0.027           2.634    16.98         300,373            0.87
  1991...................     (0.021)       --            0.898           2.607    53.99         158,046            0.92
  1990...................     (0.029)      (0.065)       (0.311)          1.709   (10.90)         56,032            0.96
HARTFORD MORTGAGE
  SECURITIES FUND, INC.
  For the Year Ended
   December 31, 1995.....     (0.068)       --            0.087           1.071    16.17         327,565            0.47
  1994...................     (0.068)      (0.005)       (0.091)          0.984    (1.61)        304,147            0.48
  1993...................     (0.071)       --           (0.004)          1.075     6.31         365,198            0.49
  1992...................     (0.086)       --           (0.036)          1.079     4.64         258,711            0.56
  1991...................     (0.088)       --            0.061           1.115    14.71         162,484            0.58
  1990...................     (0.087)       --            0.009           1.054     9.70         105,620            0.58
HARTFORD INDEX FUND, INC.
  For the Year Ended
   December 31, 1995.....     (0.044)      (0.001)        0.506           2.028    36.55         318,253            0.39
  1994...................     (0.038)       --           (0.024)          1.522     0.94         157,660            0.45
  1993...................     (0.035)       --            0.096           1.546     9.12         140,396            0.49
  1992...................     (0.033)       --            0.060           1.450     6.82          82,335            0.60
  1991...................     (0.036)      (0.038)        0.256           1.390    29.53          47,770            0.67
  1990...................     (0.037)       --           (0.086)          1.134    (3.99)         26,641            0.91
HARTFORD INTERNATIONAL
  OPPORTUNITIES FUND,
  INC.
  For the Year Ended
   December 31, 1995.....     (0.020)      (0.011)        0.130           1.306    13.93         686,475            0.86
  1994...................     (0.016)       --           (0.039)          1.176    (1.94)        563,765            0.85
  1993...................     (0.009)       --            0.298           1.215    33.73         281,608            1.00
  1992...................     (0.013)       --           (0.056)          0.917    (4.43)         47,560            1.23
  1991...................     (0.011)       --            0.102           0.973    13.00          22,854            1.24
  1990(1)................     (0.015)       --           (0.129)          0.871   (11.76)          9,352            1.04    (3)
HARTFORD DIVIDEND AND
  GROWTH FUND, INC.
  For the Year Ended
   December 31, 1995.....     (0.033)       --            0.317           1.317    36.37         265,070            0.77
  From inception, March
   8, 1994, through
   December 31, 1994.....     (0.024)      (0.001)       (0.006)          0.994     1.96          55,066            0.83    (3)
HARTFORD INTERNATIONAL
  ADVISERS FUND, INC.
  From inception, March
   1, 1995, through
   December 31, 1995.....     (0.030)      (0.017)        0.109           0.109    15.84          31,264            0.65    (2)(3)

                               RATIO OF
                                  NET
                              INVESTMENT
                                INCOME         PORTFOLIO
                              TO AVERAGE        TURNOVER
                              NET ASSETS          RATE
                           -----------------  ------------
HARTFORD BOND FUND, INC.
  For the Year Ended
   December 31, 1995.....           6.51    %      215.0  %
  1994...................           6.23           328.8
  1993...................           5.93           494.3
  1992...................           7.21           434.1
  1991...................           7.29           337.0
  1990...................           7.82           161.6
HARTFORD STOCK FUND, INC.
  For the Year Ended
   December 31, 1995.....           2.23            52.9
  1994...................           2.17            63.8
  1993...................           1.86            69.0
  1992...................           1.90            69.8
  1991...................           2.14            24.3
  1990...................           2.76            20.2
HVA MONEY MARKET FUND,
  INC.
  For the Year Ended
   December 31, 1995.....           5.57          --
  1994...................           3.99          --
  1993...................           2.91          --
  1992...................           3.60          --
  1991...................           5.88          --
  1990...................           7.80          --
HARTFORD ADVISERS FUND,
  INC.
For the Year Ended
  December 31, 1995......           3.57            63.5
  1994...................           3.34            60.0
  1993...................           3.07            55.3
  1992...................           3.55            72.8
  1991...................           4.13            42.1
  1990...................           4.65            35.7
HARTFORD U.S. GOVERNMENT
  MONEY MARKET FUND, INC.
  For the Year Ended
   December 31, 1995.....           5.38          --
  1994...................           3.63          --
  1993...................           2.65          --
  1992...................           3.19          --
  1991...................           5.48          --
  1990...................           7.29          --
HARTFORD CAPITAL
  APPRECIATION FUND, INC.
  For the Year Ended
   December 31, 1995.....           0.95            78.6
  1994...................           0.40            73.3
  1993...................           0.12            91.4
  1992...................           0.36           100.3
  1991...................           0.92           107.2
  1990...................           1.58            51.8
HARTFORD MORTGAGE
  SECURITIES FUND, INC.
  For the Year Ended
   December 31, 1995.....           6.50           489.4
  1994...................           6.65           365.7
  1993...................           6.49           183.4
  1992...................           7.96           277.2
  1991...................           8.25           152.2
  1990...................           8.42            85.6
HARTFORD INDEX FUND, INC.
  For the Year Ended
   December 31, 1995.....           2.46             1.5
  1994...................           2.50             1.8
  1993...................           2.36             0.8
  1992...................           2.48             1.2
  1991...................           2.89             6.7
  1990...................           3.27            25.5
HARTFORD INTERNATIONAL
  OPPORTUNITIES FUND,
  INC.
  For the Year Ended
   December 31, 1995.....           1.60            55.6
  1994...................           1.42            46.4
  1993...................           0.84            31.8
  1992...................           1.40            25.1
  1991...................           1.17            24.7
  1990(1)................           2.65  (3)        3.0
HARTFORD DIVIDEND AND
  GROWTH FUND, INC.
  For the Year Ended
   December 31, 1995.....           2.91            41.4
  From inception, March
   8, 1994, through
   December 31, 1994.....           3.52            27.8
HARTFORD INTERNATIONAL
  ADVISERS FUND, INC.
  From inception, March
   1, 1995, through
   December 31, 1995.....           3.36  (2,3)     47.2

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF:
HARTFORD BOND FUND, INC., HARTFORD STOCK FUND, INC., HVA MONEY MARKET FUND,
INC.,
 HARTFORD ADVISERS FUND, INC., HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC., HARTFORD CAPITAL APPRECIATION FUND, INC. (FORMERLY HARTFORD AGGRESSIVE GROWTH
FUND, INC.),
 HARTFORD MORTGAGE SECURITIES FUND, INC., HARTFORD INDEX FUND, INC.,
 HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC., HARTFORD DIVIDEND AND GROWTH FUND, INC.,
 AND HARTFORD INTERNATIONAL ADVISERS FUND, INC.

 We have audited the accompanying statements of net assets of Hartford Bond Fund, Inc., Hartford Stock Fund, Inc., HVA Money Market Fund, Inc., Hartford Advisers Fund, Inc., Hartford U.S. Government Money Market Fund, Inc., Hartford Capital Appreciation Fund, Inc. (formerly Hartford Aggressive Growth Fund, Inc.), Hartford Mortgage Securities Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., and Hartford International Advisers Fund, Inc. (all Maryland corporations) (the Funds) as of December 31, 1995, and the related statements of operations for the year then ended (except for Hartford International Advisers Fund Inc., which reflects the period since inception, March 1, 1995, to December 31, 1995), the statements of changes in net assets for each of the two years in the period then ended (except for Hartford Dividend and Growth Fund, Inc., which reflects the year then ended and the period since inception, March 8, 1994, to December 31, 1994 and Hartford International Advisers Fund, Inc., which reflects the period since inception, March 1, 1995, to December 31,
 1995) and the financial highlights for each of the five years in the period then ended (except for Hartford Dividend and Growth Fund, Inc., which reflects the year then ended and from the period since inception, March 8, 1994, to December 31, 1994, and Hartford International Advisers Fund, Inc., which reflects the period since inception, March 1, 1995, to December 31, 1995). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Bond Fund, Inc., Hartford Stock Fund, Inc., HVA Money Market Fund, Inc., Hartford Advisers Fund, Inc., Hartford U.S. Government Money Market Fund, Inc., Hartford Capital Appreciation Fund, Inc. (formerly Hartford Aggressive Growth Fund, Inc.), Hartford Mortgage Securities Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., and Hartford International Advisers Fund, Inc., as of December 31, 1995, the results of their operations for the year then ended (except for Hartford International Advisers Fund Inc., which reflects the period since inception March 1, 1995, to December 31, 1995), the changes in their net assets for each of the two years in the period then ended (except for Hartford Dividend and Growth Fund, Inc., which reflects the year then ended and the period since inception, March 8, 1994, to December 31, 1994, and Hartford International Advisers Fund, Inc., which reflects the period since inception, March 1, 1995, to December 31, 1995) and the financial highlights for each of the five years in the period then ended (except for Hartford Dividend and Growth Fund, Inc., which reflects the year then ended and the period since inception, March 8, 1994, to December 31, 1994, and Hartford International Advisers Fund, Inc., which reflects the period since inception, March 1, 1995, to December 31, 1995), in conformity with generally accepted accounting principles.

 Hartford, Connecticut
 February 19, 1996                                           Arthur Andersen LLP

 INVESTMENT REVIEW - CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO DECEMBER 31, 1995

 In seeking to provide investors with consistently competitive returns, the Board of Directors selected different investment managers. In February, NCM Capital assumed responsibility for managing the equity portion of the Portfolio and Calvert Asset Management Company, Inc. assumed responsibility for managing the Portfolio's fixed-income assets. U.S. Trust Company of Boston was the previous investment manager.

 The 12-month period ended December 31, 1995 proved to be an excellent one for most investors as a cooling economy, tame inflation and falling interest rates worked together to push stock and bond prices higher. Gross Domestic Product
 (GDP) slowed to 2% annualized, based on estimates of fourth quarter data. To stimulate the economy, the Federal Reserve lowered interest rates twice in the second half of 1995, reducing its target for the federal funds rate to 5.5% by year end.

 The stock market, as measured by the Standard & Poor's 500-Registered Trademark- Index, had its best year since 1975, rising 34% for the year. Stocks from the technology and financial sectors were among the leading issues. Investors sought the safety of large-capitalization stocks which outperformed small-capitalization stocks by a significant margin.

 As yields fell, bonds moved ahead, with the Lehman Aggregate Bond Index advancing 18.47%. Money market investors paid a high price for security as the average money market fund returned just over 5% for the entire year.

 For the 12-month period ended December 31, 1995, the Balanced Portfolio's total return of 29.87% was significantly ahead of the Lipper Balanced Funds Average total return of 25.16%.

 The  Portfolio's  above-average  gain  was   due  to  its  substantial   equity
 investments in the financial, technology and consumer-staple sectors. Particularly, our financial service holdings benefited from declining interest rates and from merger and acquisition activity in the banking area. The fixed-income portion is continuing to make a significant contribution to the Portfolio's performance. Near the end of the year, we added callable agency securities to the Portfolio as they became undervalued by the rest of the market. Currently, the average maturity of the Portfolio's bond portion is approximately 7.9 years.

 Nineteen ninety-six marks the sixth year of the economic expansion. With a sluggish economy at hand, we would not be surprised to see the Federal Reserve cut short-term rates another 50 basis points, possibly as early as the first quarter. Our forecast for the year calls for continued slow economic growth, low inflation and low interest rates. Stocks and bonds should continue to move higher in 1996, albeit at a slower rate than in 1995.

 As of this writing, a shareholder meeting was pending to merge the CRI Bond Portfolio into the CRI Balanced Portfolio. Assuming the merger was approved, we welcome all CRI Bond Portfolio shareholders.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO
                                                                                                          CRI Managed Growth
09/01/86                                                                                                             $10,000
1986                                                                                                                  $9,682
1987                                                                                                                 $10,674
1988                                                                                                                 $12,134
1989                                                                                                                 $14,648
1990                                                                                                                 $15,260
1991                                                                                                                 $18,536
1992                                                                                                                 $20,850
1993                                                                                                                 $23,222
1994                                                                                                                 $22,502
1995                                                                                                                 $29,204
Value on 12/31/95:
CRI Managed Growth $29,204
S&P 500 $35,513
90-Day T-Bill $16,681
Lehman Aggregate Bond $22,242
$10,000 Initial Investment Made 09/01/86
Average Annual Total Returns
                                                                                                                 CRI Managed
                                                                                                                      Growth
1 Year                                                                                                                29.78%
5 Year                                                                                                                11.16%
Incept.                                                                                                               10.15%
Past performance is not predictive of future performance.
Performance is net of mutual fund expenses and does not reflect charges and expenses of the insurance contract.

                           CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO
                                                                                                         S&P 500    90-Day T-Bill
09/01/86                                                                                                 $10,000          $10,000
1986                                                                                                      $9,667          $10,181
1987                                                                                                     $10,175          $10,782
1988                                                                                                     $12,877          $11,521
1989                                                                                                     $16,950          $12,492
1990                                                                                                     $16,423          $13,459
1991                                                                                                     $21,415          $14,196
1992                                                                                                     $23,045          $14,690
1993                                                                                                     $25,363          $15,137
1994                                                                                                     $25,822          $15,789
1995                                                                                                     $35,513          $16,681
Value on 12/31/95:
CRI Managed Growth $29,204
S&P 500 $35,513
90-Day T-Bill $16,681
Lehman Aggregate Bond $22,242
$10,000 Initial Investment Made 09/01/86
Average Annual Total Returns
                                                                                                                           Lehman
                                                                                                         S&P 500   Aggregate Bond
1 Year                                                                                                    37.52%           18.47%
5 Year                                                                                                    16.56%            9.48%
Incept.                                                                                                   20.38%           11.31%
Past performance is not predictive of future performance.
Performance is net of mutual fund expenses and does not reflect charges and expenses of the insurance contract.

                           CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO
                                                                                                         Lehman Aggregate Bond
09/01/86                                                                                                               $10,000
1986                                                                                                                   $10,223
1987                                                                                                                   $10,505
1988                                                                                                                   $11,334
1989                                                                                                                   $12,981
1990                                                                                                                   $14,144
1991                                                                                                                   $16,407
1992                                                                                                                   $17,621
1993                                                                                                                   $19,339
1994                                                                                                                   $18,774
1995                                                                                                                   $22,242
Value on 12/31/95:
CRI Managed Growth $29,204
S&P 500 $35,513
90-Day T-Bill $16,681
Lehman Aggregate Bond $22,242
$10,000 Initial Investment Made 09/01/86
Average Annual Total Returns
                                                                                                                 90-Day T-Bill
1 Year                                                                                                                   5.64%
5 Year                                                                                                                   4.39%
Incept.                                                                                                                  6.78%
Past performance is not predictive of future performance.
Performance is net of mutual fund expenses and does not reflect charges and expenses of the insurance contract.

 Acacia Capital Corporation
CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
 DECEMBER 31, 1995

                                 Principal                                              Principal
                                   Amount      Value                                      Amount      Value
                                 ----------  ----------                                 ----------  ----------

 CORPORATE DEBT -- (8.2%)
 BellSouth Savings, 9.19%,
   07/01/03....................  $  395,312  $   445,374
 CIT Group Holdings, Inc.,
   5.82%, 05/11/98.............   3,000,000    2,994,132
 First Union Corp., 7.50%,
   04/15/35 (Tender 07/01/05 @
   100)........................   2,000,000    2,215,020
 Puget Power Consv., 6.45%,
   04/11/05....................   1,904,373    1,989,544
 United Dominion Reality Trust,
   Inc., 8.50%, 09/15/24.......   1,200,000    1,351,200
                                             -----------
 Total Corporate Debt (Cost
   $8,687,485).................                8,995,270
                                             -----------
 MORTGAGE BACKED SECURITIES --
  (7.8%)
 Advanta Corp., 5.50%,
   03/25/10....................   2,294,773    2,209,436
 Federal Home Loan Mortgage
   Corp., 6.00%, 12/15/19......   1,000,000      999,470
 Federal Home Loan Mortgage
   Corp., 6.50%, 08/15/21......   1,000,000    1,020,350
 Federal Home Loan Mortgage
   Corp., 7.00%, 09/01/25......     976,288      985,133
 Federal National Mortgage
   Assn., 6.50%, 12/25/23......   1,000,000      993,090
 Federal National Mortgage
   Assn., 7.00%, 08/01/25......     990,110      998,149
 Government National Mortgage
   Assn., 6.50%, 12/15/23......   1,447,099    1,435,797
                                             -----------
 Total Mortgage Backed
   Securities (Cost
   $8,343,292).................                8,641,425
                                             -----------
 MUNICIPAL OBLIGATIONS --
  (6.7%)
 Gardena, California
   Certificates of
   Participation VRDN, 6.15%,
   07/01/25, LOC: Sumitomo
   Trust & Banking Ltd.**......   1,500,000    1,500,000
 Illinois Housing Development
   Authority VRDN, 6.027%,
   06/01/22, AMBAC Insured
   (Tender 01/02/96 @ 100)**...   1,600,000    1,600,000
 Illinois Housing Development
   Authority, 8.35%,
   08/01/26....................   1,170,000    1,247,922
 Long Beach, California Pension
   Obligation, 7.14%, 09/01/10,
   FSA Insured.................   1,000,000    1,043,420
 Sacramento County, California
   Pension Funding, 5.98%,
   08/15/14, MBIA Insured
   (Tender 02/15/96 @ 100).....   2,000,000    2,000,000
                                             -----------
 Total Municipal Obligations
   (Cost $7,277,136)...........                7,391,342
                                             -----------
 REPURCHASE AGREEMENTS, FOR DEPOSIT AT COST,
 COLLATERALIZED BY SECURITIES ISSUED OR GUARANTEED
 BY THE U.S. GOVERNMENT -- (2.7%)
 Donaldson, Lufkin, Jenerette:
   5.85%, dated 12/29/95, due
   01/02/96 ($3,055,934,
   Resolution Funding Corp.,
   Zero Coupon, 01/15/30)......   3,000,000    3,000,000
                                             -----------
 Total Repurchase Agreements
   (Cost $3,000,000)...........                3,000,000
                                             -----------
 U.S. GOVERNMENT AGENCIES AND
  INSTRUMENTALITIES -- (10.6%)
 Federal Home Loan Bank, 6.83%,
   11/09/00....................   1,000,000    1,001,300
 U.S. GOVERNMENT AGENCIES AND
  INSTRUMENTALITIES --
  (CONTINUED)
 Federal Home Loan Mortgage
   Corp., 5.47%, 01/05/96......  $3,000,000  $ 2,998,177
 Federal National Mortgage
   Assn., 5.49%, 10/02/03......   1,000,000      994,600
 Federal National Mortgage
   Assn., 6.85%, 09/12/05......   2,500,000    2,573,300
 Resolution Funding Corp.,
   8.625%, 01/15/21............   1,000,000    1,309,140
 Small Business Administration,
   8.05%, 06/01/12.............     869,101      925,854
 U.S. Department of Veteran
   Affairs, 8.00%, 07/15/18....   1,000,000    1,067,830
 WNH Ltd Partnership, 9.40%,
   10/01/99....................     705,000      764,509
                                             -----------
 Total U.S. Government Agencies
   and Instrumentalities (Cost
   $11,303,794)................               11,634,710
                                             -----------
 U.S. TREASURY -- (4.5%)
 U.S. Treasury Bonds, 6.875%,
   08/15/25....................   3,500,000    3,949,750
 U.S. Treasury Notes, 5.875%,
   11/15/05....................   1,000,000    1,022,650
                                             -----------
 Total U.S. Treasury (Cost
   $4,935,525).................                4,972,400
                                             -----------
 OTHER DEBT -- (0.9%)
 Chickasaw Nation, Oklahoma,
   10.00%, 08/01/03............   1,000,000    1,000,000
                                             -----------
 Total Other Debt (Cost
   $1,000,000).................                1,000,000
                                             -----------

                                   SHARES
                                 ----------
 EQUITY SECURITIES -- (57.8%)
 BEVERAGE, HOTEL AND LEISURE --
  (1.9%)
 Delta Corp....................     550,000      920,719
 Regal Cinemas, Inc.*..........      39,683    1,180,554
                                             -----------
                                             2,101,273..
                                             -----------
 BIOTECHNOLOGY -- (1.1%)
 Amgen, Inc.*..................      21,160    1,256,375
                                             -----------
                                             1,256,375..
                                             -----------
 BUSINESS EQUIPMENT AND
  SERVICES -- (2.3%)
 Hewlett Packard Co............      16,000      340,000
 Xerox Corp....................       8,850    1,212,450
                                             -----------
                                             2,552,450..
                                             -----------
 COMMUNICATIONS -- (2.8%)
 Ameritech Corp................      22,360    1,319,240
 DSC Communications Corp.*.....      47,860    1,764,838
                                             -----------
                                             3,084,078..
                                             -----------
 COMPUTERS -- (6.0%)
 3Com Corp.*...................      26,300    1,226,238
 BMC Software, Inc.*...........      23,470    1,003,343
 Computer Associates
   International, Inc..........      21,950    1,248,406
 Oracle Systems Corp.*.........      23,405      991,787
 Seagate Technology*...........      17,700      840,750
 Sun Microsystems, Inc.*.......      28,820    1,314,913
                                             -----------
                                             6,625,437..
                                             -----------

SEE NOTES TO FINANCIAL STATEMENTS.

                                   SHARES      VALUE                                      SHARES       VALUE
                                 ----------  ----------                                 ----------  -----------
 EQUITY SECURITIES -- (CONTINUED)
 CONSUMER PRODUCTS -- (1.3%)
 Gillette Co...................      26,700  $ 1,391,738
                                             -----------
                                             1,391,738..
                                             -----------
 DELIVERY -- (0.6%)
 Federal Express Corp.*........       9,300      687,038
                                             -----------
                                             687,038....
                                             -----------
 ELECTRONICS -- (5.5%)
 Arrow Electronics, Inc.*......      22,090      952,631
 E M C Corp.*..................      73,350    1,127,756
 Linear Technology Corp........      17,900      702,575
 Micron Technology, Inc........      19,600      776,634
 Philips Electronics N.V.......      28,100    1,008,088
 Teradyne, Inc. (rights)*......      58,280    1,457,000
                                             -----------
                                             6,024,684..
                                             -----------
 ENTERTAINMENT -- (1.2%)
 Walt Disney Co................      21,905    1,292,395
                                             -----------
                                             1,292,395..
                                             -----------
 FINANCIAL SERVICES -- (9.8%)
 Advanta Corp., Class A........      15,100      577,575
 Bank New York, Inc............      25,800    1,257,750
 Bank of Boston Corp.
   (rights)....................      32,915    1,522,319
 Baybanks, Inc. (rights).......      15,845    1,556,771
 Federal National Mortgage
   Assn........................      12,200    1,514,325
 Green Tree Finl Corp..........      37,830      997,766
 Umbono Investment Corp.,
   Ltd.*.......................   1,156,540    3,331,140
                                             -----------
                                             10,757,646..
                                             -----------
 FOOD SERVICES -- (2.5%)
 Kellogg Co....................      17,150    1,324,837
 Sysco Corp. (rights)..........      44,300    1,439,750
                                             -----------
                                             2,764,587..
                                             -----------
 HEALTH CARE -- (2.6%)
 Healthcare Compare Corp.......      33,650    1,463,775
 Johnson & Johnson.............      16,700    1,429,937
                                             -----------
                                             2,893,712..
                                             -----------
 INDUSTRIAL PRODUCTS -- (2.8%)
 Applied Materials, Inc.*......      19,700      775,687
 Briggs & Stratton Corp........      15,600      676,650
 Sigma Aldrich Corp............      23,325    1,154,587
 Wellman, Inc..................      20,200      459,550
                                             -----------
                                             3,066,474..
                                             -----------
 INSURANCE -- (3.1%)
 AFLAC, Inc....................      17,900      776,413
 Allstate Corp.................      31,550    1,297,494
 American International Group,
   Inc.........................      14,650    1,355,125
                                             -----------
                                             3,429,032..
                                             -----------
 MACHINERY -- (1.3%)
 AGCO Corp.....................      26,920    1,372,920
                                             -----------
                                             1,372,920..
                                             -----------
 MANUFACTURING -- (1.0%)
 Dover Corp....................      31,400  $ 1,157,875
                                             -----------
                                             1,157,875..
                                             -----------
 MEDIA AND PUBLISHING -- (1.0%)
 Scholastic Corp.*.............      13,665    1,062,454
                                             -----------
                                             1,062,454..
                                             -----------
 MEDICAL -- (3.4%)
 Becton Dickinson & Co.........      22,700    1,702,500
 Boston Scientific Corp.*......      15,085      739,165
 Medtronic, Inc................      24,100    1,346,587
                                             -----------
                                             3,788,252..
                                             -----------
 MERCHANDISING -- (0.9%)
 Albertson's, Inc..............      28,980      952,717
                                             -----------
                                             952,717....
                                             -----------
 OIL & GAS -- (0.7%)
 Smith International, Inc.
   (rights)*...................      33,135      778,673
                                             -----------
                                             778,673....
                                             -----------
 PAPER AND PACKAGING -- (0.9%)
 Chesapeake Corp. (rights).....      33,410      989,771
                                             -----------
                                             989,771....
                                             -----------
 PHARMACEUTICAL -- (1.4%)
 Merck & Co., Inc..............      24,000    1,578,000
                                             -----------
                                             1,578,000..
                                             -----------
 RETAIL -- (1.0%)
 Consolidated Stores Corp.*....      49,550    1,077,713
                                             -----------
                                             1,077,713..
                                             -----------
 TELECOMMUNICATIONS -- (2.7%)
 Century Tel Enterprises, Inc.
   (rights)....................      52,045    1,652,429
 Ericsson L M Tel, Co., Class
   B, ADR......................      69,305    1,351,447
                                             -----------
                                             3,003,876..
                                             -----------
 Total Equity Securities (Cost
   $53,795,240)................               63,689,170
                                             -----------
 Total Investments (99.2%)
   (Cost $98,342,472)..........              $109,324,317
                                             -----------
                                             -----------

Notes to Portfolio of Investments:
 * Non-income producing.
** Optional tender features give these securities a shorter effective maturity date.
Percentages shown represent the percentage of the investments to net assets. Explanation of Guarantees:
  AMBAC: American Municipal Bond Assurance Corporation
  SA: Financial Security Advisor
  MBIA: Municipal Bond Insurance Association
  LOC: Letter of Credit
Abbreviations:
  VRDN: Variable Rate Demand Notes

SEE NOTES TO FINANCIAL STATEMENTS.

 ACACIA CAPITAL CORPORATION
CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1995

 ASSETS:
   Investments in securities, at value, see accompanying
     portfolio......................................................   $109,324,317
   Cash.............................................................        529,881
   Receivable for securities sold...................................      1,118,254
   Interest and dividends receivable................................        619,319
   Other assets.....................................................          1,146
                                                                       ------------
   Total assets.....................................................    111,592,917
                                                                       ------------

 LIABILITIES:
   Payable for securities purchased.................................      1,285,855
   Payable to Calvert Asset Management Company, Inc.................         65,553
   Accrued expenses and other liabilities...........................          4,296
                                                                       ------------
   Total liabilities................................................      1,355,704
                                                                       ------------
 NET ASSETS.........................................................   $110,237,213
                                                                       ------------
                                                                       ------------
 NET ASSETS CONSIST OF:
   Par value and paid-in capital applicable to 64,728,020 shares of common stock outstanding; $1 par value, 70,000,000 shares
     authorized.....................................................   $ 98,074,699
   Undistributed net investment income (loss).......................        270,941
   Accumulated net realized gains (losses) on investments and
     foreign currencies.............................................        909,752
   Net unrealized appreciation (depreciation) on investments and
     assets and liabilities in foreign currencies...................     10,981,821
                                                                       ------------
 NET ASSETS.........................................................   $110,237,213
                                                                       ------------
                                                                       ------------
 NET ASSET VALUE, per share.........................................         $1.703
                                                                              -----
                                                                              -----

SEE NOTES TO FINANCIAL STATEMENTS.

 ACACIA CAPITAL CORPORATION
CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO
STATEMENT OF OPERATIONS
 YEAR ENDED DECEMBER 31, 1995

 INVESTMENT INCOME:
   Interest income..................................................   $ 2,666,330
   Dividend income (net of foreign taxes of $14,460)................       724,043
                                                                       -----------
       Total investment income......................................     3,390,373
                                                                       -----------
   Expenses
     Investment advisory fee........................................       610,216
     Directors' fees and expenses...................................        11,987
     Custodian fees.................................................        24,129
     Registration fees..............................................         6,340
     Reports to shareholders........................................        44,249
     Professional fees..............................................        25,803
     Miscellaneous..................................................         3,565
                                                                       -----------
       Total expenses...............................................       726,289
       Fees paid indirectly.........................................       (24,129)
                                                                       -----------
     Net expenses...................................................       702,160
                                                                       -----------
     Net investment income..........................................     2,688,213
                                                                       -----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on:
   Securities.......................................................     9,151,962
   Foreign currencies...............................................       (20,556)
                                                                       -----------
                                                                         9,131,406
                                                                       -----------
 Change in unrealized appreciation or depreciation on:
   Securities.......................................................    10,212,497
   Assets and liabilities in foreign currencies.....................           (24)
                                                                       -----------
                                                                        10,212,473
                                                                       -----------
   Net realized and unrealized gain (loss) on investments...........    19,343,879
                                                                       -----------
   Increase (decrease) in net assets resulting from operations......   $22,032,092
                                                                       -----------
                                                                       -----------

SEE NOTES TO FINANCIAL STATEMENTS.

 ACACIA CAPITAL CORPORATION
CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                                       -----------------------------------
                                                                            1995               1994
                                                                       --------------    -----------------
 INCREASE (DECREASE) IN NET ASSETS:
   Operations
     Net investment income..........................................    $   2,688,213       $    2,063,409
     Net realized gain (loss) on investments........................        9,131,406             (604,541)
     Change in unrealized appreciation or depreciation..............       10,212,473           (3,394,657)
                                                                       --------------    -----------------
     Increase (decrease) in net assets resulting from operations....       22,032,092           (1,935,789)
   Distributions to shareholders from:
     Net investment income..........................................       (2,379,651)          (2,067,159)
     Net realized gain on investments...............................       (7,467,802)          --
                                                                       --------------    -----------------
       Total distributions..........................................       (9,847,453)          (2,067,159)
                                                                       --------------    -----------------
   Capital share transactions
     Shares sold....................................................       27,827,859           21,821,042
     Reinvestment of distributions..................................        9,847,448            2,067,159
     Shares redeemed................................................       (6,215,413)          (7,292,332)
                                                                       --------------    -----------------
       Total capital share transactions.............................       31,459,894           16,595,869
                                                                       --------------    -----------------
       Total increase (decrease) in net assets......................       43,644,533           12,592,921

 NET ASSETS:
   Beginning of year................................................       66,592,680           53,999,759
                                                                       --------------    -----------------
   End of year (including undistributed net investment income (loss)
    of $270,941 and $(22), respectively.)...........................    $ 110,237,213       $   66,592,680
                                                                       --------------    -----------------
                                                                       --------------    -----------------

 CAPITAL SHARE ACTIVITY:
   Shares sold......................................................       16,449,557           14,565,450
   Reinvestment of distributions....................................        5,782,412            1,425,675
   Shares redeemed..................................................       (3,747,516)          (4,889,932)
                                                                       --------------    -----------------
       Total capital share activity.................................       18,484,453           11,101,193
                                                                       --------------    -----------------
                                                                       --------------    -----------------

SEE NOTES TO FINANCIAL STATEMENTS.

 ACACIA CAPITAL CORPORATION
 CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO
 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1995

 NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

 GENERAL: The Balanced Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Balanced Portfolio was formerly known as Calvert Responsibly Invested Managed Growth Portfolio/ Socially Responsible Series. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

 SECURITY VALUATION: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term securities maturing within 60 days are valued at amortized cost which approximates market. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U.S. dollar exchange rate. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

 REPURCHASE AGREEMENTS: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

 SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

 FOREIGN CURRENCY TRANSACTIONS: The Portfolio's accounting records are maintained in U. S. dollars. For purposes of valuation of investments, assets and liabilities on each date of net asset value determination, the current exchange rate is applied to foreign currencies for translation to U. S. dollars. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The changes in foreign exchange rates on securities are included in the net realized and unrealized gain or loss on securities.

 DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid annually. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

 EXPENSE OFFSET ARRANGEMENTS: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

 FEDERAL INCOME TAXES: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

 NOTE B -- RELATED PARTY TRANSACTIONS

 Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .70% of the Portfolio's average daily net assets.

 Calvert Shareholder  Services,  Inc., an  affiliate  of the  Advisor,  acts  as
 transfer,   dividend  disbursing  and  shareholder   servicing  agent  for  the
 Portfolio.

 ACACIA CAPITAL CORPORATION
 CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 DECEMBER 31, 1995

 Each Director who is not affiliated with the Advisor receives a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

 NOTE C -- INVESTMENT ACTIVITY

 During the year, purchases and sales of investments, other than short-term securities, were $151,831,684 and $125,197,142, respectively.

 The cost of investments owned at December 31, 1995 for federal income tax purposes was $98,398,834. Net unrealized appreciation aggregated $10,925,483, of which $12,196,885 related to appreciated securities and $1,271,402 related to depreciated securities.

 NOTE D -- SUBSEQUENT EVENT

 The shareholders of CRI Bond Portfolio have been asked to vote (under the instructions of the contract holders) on February 16, 1996 on a merger into the Portfolio effected by a tax-free exchange of net assets of CRI Bond, approximately $3.6 million, for shares of the Portfolio.

 ACACIA CAPITAL CORPORATION
CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                   YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------------------
                                                 1995             1994          1993          1992          1991
                                          ------------------  ------------  ------------  ------------  ------------
 Net asset value, beginning..............         $1.440           $1.537        $1.465        $1.403        $1.249
                                               ---------           ------        ------        ------        ------
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income.................           .050             .046          .045          .044          .050
   Net realized and unrealized gain
    (loss)...............................           .380            (.097)         .072          .062          .154
                                               ---------           ------        ------        ------        ------
       Total from investment
        operations.......................           .430            (.051)         .117          .106          .204
                                               ---------           ------        ------        ------        ------
 DISTRIBUTIONS FROM:
   Net investment income.................          (.040)           (.046)        (.045)        (.044)        (.050)
   Net realized gains....................          (.127)         --            --            --            --
                                               ---------           ------        ------        ------        ------
       Total distributions...............          (.167)           (.046)        (.045)        (.044)        (.050)
                                               ---------           ------        ------        ------        ------
   Total increase (decrease) in net asset
    value................................           .263            (.097)         .072          .062          .154
                                               ---------           ------        ------        ------        ------
 Net asset value, ending.................         $1.703           $1.440        $1.537        $1.465        $1.403
                                               ---------           ------        ------        ------        ------
                                               ---------           ------        ------        ------        ------
 Total return............................          29.87%           (3.30)%        8.00%         7.61%        16.40%
                                               ---------           ------        ------        ------        ------
                                               ---------           ------        ------        ------        ------
 Ratios to average net assets:
 Net investment income...................           3.08%            3.39%         3.69%         4.05%         4.49%
                                               ---------           ------        ------        ------        ------
                                               ---------           ------        ------        ------        ------
 Total expenses+.........................            .83%         --            --            --            --
                                               ---------           ------        ------        ------        ------
                                               ---------           ------        ------        ------        ------
 Net expenses............................            .81%             .80%          .81%          .85%          .85%
                                               ---------           ------        ------        ------        ------
                                               ---------           ------        ------        ------        ------
 Portfolio turnover......................            163%              43%           14%           15%           12%
                                               ---------           ------        ------        ------        ------
                                               ---------           ------        ------        ------        ------
 Net assets, ending (in thousands)....... $      110,237      $    66,593   $    54,000   $    28,471   $    14,946
                                                --------      ------------  ------------  ------------  ------------
                                                --------      ------------  ------------  ------------  ------------
 Number of shares outstanding, ending (in
  thousands).............................         64,728           46,244        35,142        19,433        10,656
                                                --------      ------------  ------------  ------------  ------------
                                                --------      ------------  ------------  ------------  ------------

 + Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.

 REPORT OF INDEPENDENT ACCOUNTANTS
TO THE BOARD OF DIRECTORS OF ACACIA CAPITAL CORPORATION AND SHAREHOLDERS OF THE CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO:

 We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Balanced Portfolio (one of the portfolios comprising the Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, and statement of changes in net assets and financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years were audited by other auditors whose report dated January 31, 1994 expressed an unqualified opinion thereon.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Balanced Portfolio as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

 Baltimore, Maryland
 January 26, 1996                                       Coopers & Lybrand L.L.P.

    DIRECTORS OF THE FUNDS:
       JOSEPH A. BIERNAT - Director
       JOSEPH H. GAREAU - Director/President
       GOVERNOR WILLIAM A. O'NEILL - Director
       MILLARD H. PRYOR, JR. - Director
       LOWNDES A. SMITH - Director/Chairman
       JOHN K. SPRINGER - Director
       WINIFRED E. COLEMAN - Director

   CUSTODIAN:
       Chase Manahattan Bank
       Brooklyn, NY 11245

   INVESTMENT ADVISER FOR THE MUTUAL FUNDS:
       The Hartford Investment Management Company (HIMCO)
       Hartford Plaza
       Hartford, CT 06115

   SUB-ADVISER FOR THE HARTFORD STOCK FUND, INC., HARTFORD ADVISERS FUND, INC., HARTFORD CAPITAL APPRECIATION FUND, INC., HARTFORD INTERNATIONAL OPPORTUNITIES
   FUND, INC., HARTFORD DIVIDEND & GROWTH FUND, INC., HARTFORD INTERNATIONAL ADVISERS FUND INC.:
       Wellington Management Company
       75 State Street
       Boston, MA 02109

   PRINCIPAL UNDERWRITER FOR THE SEPARATE ACCOUNTS:
       Hartford Equity Sales Company, Inc. (HESCO)
       Hartford Plaza
       Hartford, CT 06115

       Hartford Securities Distribution Company, Inc. (HSD)
       Hartford Plaza
       Hartford, CT 06115

   INDEPENDENT PUBLIC ACCOUNTANTS:
       Arthur Andersen LLP
       One Financial Plaza
       Hartford, CT 06103

--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANIES
                                   BULK RATE
P.O. BOX 2999
                                  U.S. POSTAGE
HARTFORD, CT 06104-2999
                                      PAID
                                PERMIT NO. 54201
                                   BOSTON, MA

HV-1892-19 Printed in U.S.A.